4910-6553-8863 v.5

EXECUTION VERSION

TCW STEEL CITY PERPETUAL LEVERED FUND LP,

as Borrower

REVOLVING CREDIT AGREEMENT

NATIXIS, NEW YORK BRANCH,

as Administrative Agent

NATIXIS, NEW YORK BRANCH,

as Sole Lead Arranger and Sole Bookrunner and

The Conduit Lenders, Committed Lenders, and Funding Agents from time to time party hereto

Dated as of April 21, 2025

4910-6553-8863 v.5

TABLE OF CONTENTS

Page

1.
DEFINITIONS. 1
1.01
Defined Terms 1
1.02
Other Definitional Provisions 36
1.03
Times of Day 37
1.04
Accounting Terms 37
1.05
Letter of Credit Amounts 37
1.06
Divisions 37
2.
LOANS AND LETTERS OF CREDIT. 38
2.01
Revolving Credit Commitment 38
2.02
Borrowing Procedures 38
2.03
Minimum Loan Amounts 40
2.04
Funding 40
2.05
Interest 41
2.06
Determination of Rate and Billing 42
2.07
Swingline Loans 42
2.08
Letters of Credit 45
2.09
Payment of Borrower Guaranty 53
2.10
Use of Proceeds and Letters of Credit 53
2.11
Unused Commitment Fee 54
2.12
Letter of Credit Fees 54
2.13
Computation of Interest and Fees 55
2.14
Cash Collateral 55
2.15
Defaulting Lenders 57
2.16
Extension of Stated Maturity Date 59
2.17
Increase in the Maximum Commitment 59
3.
PAYMENT OF OBLIGATIONS. 61
3.01
Notes 61
3.02
Payment of Interest 62
3.03
Payments of Obligations 62
3.04
Mandatory Prepayment 64
3.05
Voluntary Prepayments 65
3.06
Reduction or Early Termination of Commitments 65

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3.07
Lending Office 66
4.
CHANGE IN CIRCUMSTANCES. 66
4.01
Taxes 66
4.02
Illegality 71
4.03
Inability to Determine Rates; Market Disruption; Benchmark Replacement

Setting 72

4.04
Increased Costs Generally. 74
4.05
Compensation for Losses 75
4.06
Mitigation Obligations; Replacement of Funding Party 76
4.07
Survival 77
5.
SECURITY. 77
5.01
Liens and Security Interest. 77
5.02
Collateral Account; Capital Calls 77
5.03
Subordination of Claims 79
6.
BORROWER GUARANTY 80
6.01
Unconditional Guaranty of Payment 80
6.02
Waiver of Rights 80
6.03
No Discharge 80
6.04
Subrogation 80
6.05
Benefit 80
6.06
Reinstatement 80
6.07
Continuing Guarantee 81
7.
CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 81
7.01
Conditions to Initial Credit Extension 81
7.02
All Loans and Letters of Credit 83
7.03
Qualified Borrower Loans and Letters of Credit 84
7.04
Additional Borrowers and Intermediate Entities. 85
8.
REPRESENTATIONS AND WARRANTIES 88
8.01
Organization and Good Standing 88
8.02
Authorization and Power 88
8.03
No Conflicts or Consents 88
8.04
Enforceable Obligations 88
8.05
Priority of Liens 89
8.06
Financial Condition 89
8.07
Full Disclosure 89

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8.08
No Default. 89
8.09
No Litigation 89
8.10
Material Adverse Change 89
8.11
Taxes 89
8.12
Jurisdiction Formation; Principal Office 89
8.13
ERISA Compliance 90
8.14
Compliance with Law 90
8.15
Hazardous Substances 90
8.16
Reserved 90
8.17
Partnership Structure 90
8.18
Capital Commitments and Contributions 90
8.19
Fiscal Year 90
8.20
Investment Company Act. 91
8.21
Margin Stock 91
8.22
No Defenses 91
8.23
Foreign Asset Control Laws 92
8.24
OFAC 92
8.25
Subscription Facility 92
8.26
Anti-Corruption and Anti-Money Laundering Laws 92
8.27
Initial Closing Date 92
8.28
Affected Financial Institution 92
8.29
Beneficial Ownership 92
8.30
Side Letter Disclosure and Compliance 92
8.31
92
9.
AFFIRMATIVE COVENANTS 93
9.01
Financial Statements, Reports and Notices 93
9.02
Payment of Taxes 95
9.03
Maintenance of Existence and Rights 95
9.04
Notice of Default or Key Person Event 95
9.05
Other Notices 95
9.06
Compliance with Loan Documents and Governing Agreement 95
9.07
Books and Records; Access 96
9.08
Compliance with Law 96
9.09
Insurance 96

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9.10
Authorizations and Approvals 96
9.11
Maintenance of Liens 96
9.12
Further Assurances 96
9.13
Investor Financial and Rating Information 96
9.14
Anti-Corruption Laws; Sanctions 96
9.15
Covenants of Qualified Borrowers 97
9.16
Cease Funding Notice 97
9.17
Investment Company Act; Status of RIC and BDC 97
10.
NEGATIVE COVENANTS 97
10.01
Mergers; Dissolution, Borrower Party Information 97
10.02
Negative Pledge 98
10.03
Fiscal Year and Accounting Method 98
10.04
Constituent Documents 98
10.05
Transfer by, or Admission of, Investors 99
10.06
Capital Commitments 100
10.07
ERISA Compliance 100
10.08
Reserved 100
10.09
Limitations on Dividends and Distributions 100
10.10
Limitation on Debt 100
10.11
Limitation on General Partner 100
10.12
Sanctions 100
10.13
Change in Nature of Business 101
10.14
[Reserved] 101
10.15
Limitations on Intermediate Entities 101
11.
EVENTS OF DEFAULT. 101
11.01
Events of Default 101
11.02
Remedies Upon Event of Default 103
11.03
Curing an Event of Default by Investor Capital Call 103
11.04
Performance by Administrative Agent 104
11.05
Application of Funds 105
12.
AGENTS. 105
12.01
Appointment and Authority 105
12.02
Rights as a Lender 106
12.03
Exculpatory Provisions 106
12.04
Reliance by Agent or Lender 107

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12.05
Delegation of Duties 108
12.06
Resignation of Administrative Agent 108
12.07
Non-Reliance on Agents and Lenders 109
12.08
No Other Duties, Etc 110
12.09
Administrative Agent May File Proofs of Claim 110
12.10
Collateral Matters 110
12.11
Erroneous Payment. 111
13.
MISCELLANEOUS. 113
13.01
Amendments 113
13.02
Right of Setoff 117
13.03
Sharing of Payments by Lender Group 117
13.04
Payments Set Aside 118
13.05
No Waiver; Cumulative Remedies; Enforcement 118
13.06
Expenses; Indemnity; Damage Waiver 119
13.07
Notice 121
13.08
Governing Law 122
13.09
Waiver of Jury Trial 123
13.10
Invalid Provisions 124
13.11
Successors and Assigns 124
13.12
Assignment to Committed Lenders 130
13.13
Replacement of Funding Party or Lender Group 132
13.14
Maximum Rate 132
13.15
Headings 133
13.16
Survival of Representations and Warranties 133
13.17
Limited Liability of Investors 133
13.18
Confidentiality 133
13.19
USA Patriot Act; KYC Notice 135
13.20
No Advisory or Fiduciary Responsibility 135
13.21
Qualified Purchaser 135
13.22
No Bankruptcy Petition Against any Conduit Lender 135
13.23
No Recourse Against any Conduit Lender 136
13.24
Excess Funds 136
13.25
Electronic Execution of Assignments and Certain Other Documents 136
13.26
Counterparts; Integration; Effectiveness 137
13.27
Judgment Currency 137

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13.28
Acknowledgment and Consent to Bail-In of Affected Financial Institutions 137
13.29
Acknowledgment Regarding Any Supported QFCs 138
13.30
Sanctioned Lenders 139
13.31
Entire Agreement 139

SCHEDULES

SCHEDULE 1.01 Commitments and Lender Groups SCHEDULE 1.01A Borrower Party Information / Structure SCHEDULE 1.01B Disqualified Lenders

SCHEDULE 13.07 Addresses

EXHIBITS

EXHIBIT A: Reserved

EXHIBIT B: Revolving Credit Note

EXHIBIT C: Loan Notice

EXHIBIT D: Security Agreement

EXHIBIT E: Collateral Account Assignment EXHIBIT F: Assignment and Assumption Agreement EXHIBIT G: Compliance Certificate

EXHIBIT H: Borrowing Base Certificate

EXHIBIT I: Facility Increase Request

EXHIBIT J: Facility Extension Request EXHIBIT K: Lender Group Joinder Agreement EXHIBIT L: Borrower Joinder Agreement EXHIBIT M: U.S. Tax Compliance Certificates EXHIBIT N: Request for Letter of Credit

EXHIBIT O: Prepayment Notice

EXHIBIT P: Intermediate Entity Acknowledgment

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4910-6553-8863 v.5

REVOLVING CREDIT AGREEMENT

This REVOLVING CREDIT AGREEMENT (together with all amendments and modifications hereof and supplements and attachments hereto, this “Credit Agreement”) is dated as of April 21, 2025 by and among TCW STEEL CITY PERPETUAL LEVERED FUND LP, a Delaware limited partnership (“Initial Borrower”), NATIXIS, NEW YORK BRANCH (in its individual capacity, “Natixis”), as administrative agent for the Lenders (together with any successor appointed pursuant to Section 12 below, the “Administrative Agent”), and the Committed Lenders, Conduit Lenders, Funding Agents and other Borrower Parties from time to time party hereto (each capitalized term not defined is defined below).

Borrower has requested that Lenders make loans to the Borrower Parties for the principal purposes of providing working capital to the Borrower Parties; financing the costs and other expenses to be incurred by the Borrower Parties in connection with making investments permitted under the Governing Agreement; and financing the costs of other undertakings by Borrower permitted under the Governing Agreement; Lenders are willing to lend funds upon the terms and subject to the conditions set forth in this Credit Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.
DEFINITIONS.
1.01
Defined Terms. For the purposes of this Credit Agreement, unless otherwise expressly defined, the following terms shall have the respective meanings assigned to them in this Section 1 or in the Section or recital referred to in the definition thereof:

“Adequately Capitalized” means compliance with the capital standards for Bank Holding Companies as described in the Bank Holding Company Act of 1956, as amended, and regulations promulgated thereunder.

“Administrative Agent” is defined in the preamble to this Credit Agreement.

“Administrative Agent’s Office” means Administrative Agent’s address as set forth in Schedule 13.07, or such other address or, as appropriate, account as Administrative Agent may from time to time notify Borrower and the Lenders.

“Administrator” means, with respect to any Conduit Lender, the Person designated by such Conduit Lender as its “Administrator”.

“Affected Financial Institution” means (a) any EEA Financial Institution, or (b) any UK Financial Institution.

“Affected Funding Party” is defined in Section 13.13.

“Affiliate” of any Person means a specified Person that, directly or indirectly, Controls or is Controlled By, or is Under Common Control With, such Person.

“Agents” means, collectively, Administrative Agent and each Funding Agent and any successors and assigns in such capacities.

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“Agreement Currency” is defined in Section 13.27.

“Annual Valuation Period” means the “annual valuation period” as defined in 29 C.F.R.

§25103.101(d)(5) as determined for each Borrower Party or Pledgor, as applicable.

“Anti-corruption Laws” means (a) the United States Foreign Corrupt Practices Act of 1977, as amended, (b) the UK Bribery Act 2010, as amended (as applicable), (c) French Law n°2016-1691 of December 9, 2016 (i.e., “Loi Sapin II”), and (d) all laws, rules, and regulations of any jurisdiction applicable to the Borrower Parties or other Pledgors from time to time concerning or relating to bribery or corruption.

“Anti-Money Laundering Laws” means all laws, rules and regulations of any jurisdiction applicable to any Pledgor or any of its Subsidiaries from time to time concerning or relating to terrorism financing, money laundering and the related financial recordkeeping and reporting requirements, including any applicable provision of the Patriot Act and the Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act”).

“Applicable Margin” means, with respect to interest rate spreads and letter of credit fees, the Applicable Margin set forth in the table below that corresponds to the applicable Loan or Letter of Credit:

Applicable Margin
Base Rate Loan	1.10%
Term SOFR Loan	2.10%
CP Rate Loan	2.10%
Daily SOFR Loan	2.10%
Letter of Credit	2.10%

“Applicable Percentage” means (i) with respect to a Committed Lender, the product of its Committed Lender Percentage and its Lender Group’s Lender Group Percentage; (ii) with respect to a Lender Group, its Lender Group Percentage; and (iii) with respect to a Conduit Lender, its Conduit Lender Percentage.

“Applicable Requirement” means (a) for any Included Investor (other than a Special Included Investor) that is (or whose Credit Provider, if applicable, is): (i) a Bank Holding Company, Adequately Capitalized status or better and a Rating of BBB-/Baa3 or higher; (ii) an insurance company, a Best’s Rating by A.M. Best Company of A- or higher and a Rating of BBB-/Baa3 or higher; (iii) an ERISA Investor, or the trustee or nominee of an ERISA Investor, in addition to the Sponsor’s Rating of BBB-/Baa3 or higher, a minimum Funding Ratio for the pension fund based on the Rating of the Sponsor of the pension fund as follows:

Sponsor Rating Minimum Funding Ratio

A-/A3 or higher No minimum BBB+/Baa1 to BBB-/Baa3 70%

(iv)
a Governmental Plan Investor, or the Responsible Party with respect to such Governmental Plan Investor, in addition to the Responsible Party’s Rating of BBB-/Baa3 or higher, a minimum Funding Ratio for the pension fund based on the Rating of the Responsible Party as follows:

Responsible Party Rating Minimum Funding Ratio

A-/A3 or higher No minimum BBB+/Baa1 to BBB-/Baa3 70%

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and (v) otherwise a Rated Included Investor, a Rating of BBB-/Baa3 or higher and (b) for any Special Included Investor (or its Credit Provider, if applicable), a Rating of A/A2 or higher.

The first Rating indicated in each case above is the S&P Rating and the second Rating indicated in each case above is the Moody’s Rating. In the event that the Ratings are not equivalent, the Applicable Requirement shall be based on the lowest of the Ratings. If any Person has only one Rating, then that Rating shall apply.

“Approved Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business, that is administered or managed by: (a) a Lender; (b) an Affiliate of a Lender; or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arranger” means Natixis, in its capacity as sole lead arranger and sole book manager. “Assignee” is defined in Section 13.11(b).

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment Amount” means, with respect to a Committed Lender at the time of any assignment pursuant to Section 13.12 by a Conduit Lender in such Committed Lender’s Lender Group, an amount equal to the least of: (a) such Committed Lender’s Committed Lender Percentage of the Obligations requested by such Conduit Lender to be assigned at such time; (b) such Committed Lender’s unused Commitment (minus the sum of (i) the unrecovered principal amount of such Committed Lender’s investments in such Obligations pursuant to the Liquidity Agreement to which it is a party and (ii) such Committed Lender’s Committed Lender Percentage of its Lender Group’s Lender Group Percentage of the Letter of Credit Liability); and (c) in the case of an assignment on or after the Conduit Investment Termination Date for such Conduit Lender, (i) such Committed Lender’s pro rata share of the applicable Conduit Lender Percentage of the Lender Group Percentage of the Principal Obligation minus (ii) such Committed Lender’s Applicable Percentage of the Letter of Credit Liability.

“Assignment and Assumption Agreement” means the agreement contemplated by Section 13.11(b)(iv), pursuant to which any Lender assigns all or any portion of its rights and obligations hereunder, in substantially the form of Exhibit F or any other form (including electronic documentation generated by MarkitClear or other electronic platform) approved by the Administrative Agent and the Borrower.

“Assignment Date” is defined in Section 13.12(a).

“Attorney Costs” means and includes all documented out-of-pocket fees and disbursements of a single law firm or any local or special counsel retained by the Administrative Agent or Lenders.

“Availability Period” means the period commencing on the Closing Date and ending on the Maturity Date.

“Available Commitment” means, at any time, the lesser of: (a) the Maximum Commitment at such time; or (b) the Borrowing Base at such time.

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“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Credit Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Credit Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed pursuant to Section 4.03(e).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bank Holding Company” means a “bank holding company” as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended, or a non-bank subsidiary of such bank holding company.

“Base Rate” means, for any day, a fluctuating rate per annum equal to the highest of: (a) the Federal Funds Rate for such day plus ½ of one percent (0.50%); (b) the Prime Rate for such day; or (c) except during any period of time during which the Term SOFR Rate is unavailable pursuant to Section 4.02 or 4.03, one-month Term SOFR Rate plus 100 basis points (1.00%). Each change in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or the Term SOFR Rate (or successor therefor) shall become effective without prior notice to Borrower automatically as of the opening of business on the day of such change in the Base Rate. If the calculation of the Base Rate results in a rate of less than the Floor, the Base Rate shall be deemed to be the Floor for all purposes of the Loan Documents.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate. All Base Rate Loans shall be denominated in Dollars.

“Baseline Net Worth” is defined in clause (j) of the definition of Exclusion Event.

“Basel III” means the global regulatory standards on bank capital adequacy and liquidity referred to by the Basel Committee on Banking Supervision as “Basel III” or the “Basel III Framework” published in December 2010 together with any further guidance or standards in relation to “Basel III” or the “Basel III Framework” published or to be published by the Basel Committee.

“Benchmark” means, initially, Daily Simple SOFR and/or the Term SOFR Rate, as applicable; provided that, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to both Daily Simple SOFR and Term SOFR Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 4.03.

“Benchmark Replacement” means, with respect to any Benchmark Transition Event for the then-current Benchmark, the sum of: (a) the alternate benchmark rate that has been selected by Administrative

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Agent and Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Credit Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Administrative Agent and Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a)
in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and

(ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b)
in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative or non-compliant with or non-aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided that, such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, with respect to the then-current Benchmark, the occurrence of one (1) or more of the following events with respect to such Benchmark (which, for the avoidance of doubt, as of the Closing Date, means one of the following events with respect to both Daily Simple SOFR and the Term SOFR Rate):

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(a)
a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(b)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, as applicable, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component thereof), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component thereof) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component thereof), in each case, which states that the administrator of such Benchmark (or such component thereof) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(c)
a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” means, with respect to the then-current Benchmark, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and

(b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than ninety (90) days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” means, with respect to the then-current Benchmark, the period (if any) (a) beginning at the time that a Benchmark Replacement Date with respect to such then-current Benchmark has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any other Loan Document in accordance with Section 4.03(b) and (b) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any other Loan Document in accordance with Section 4.03(b).

“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. §1010.230.

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“Best’s Rating” means a “Best’s Rating” by A.M. Best Company.

“Borrower” means, collectively and individually, Initial Borrower and any other Person that becomes a Borrower hereunder pursuant to Section 7.04.

“Borrower Parties” means Borrower and each Qualified Borrower, and “Borrower Party” means any one of them.

“Borrowing” means a disbursement made by the Lenders of any of the proceeds of the Loans when such disbursement increases the outstanding principal amount of the Loans (including any reimbursement of the Letter of Credit Issuer following a draw on a Letter of Credit).

“Borrowing Base” means, at any time of determination, the sum of (a) ninety percent (90%) of the aggregate Eligible Contributions (and for the avoidance of doubt, including Returned Capital) of the Included Investors (other than the Special Included Investor) at such time, plus (b) sixty-five percent (65%) of the aggregate Eligible Contributions (and for the avoidance of doubt, including Returned Capital) of the Designated Investors at such time, plus (c) (i) for so long as the Hurdle Condition remains unsatisfied, sixty-five percent (65%) of the aggregate Eligible Contributions (and for the avoidance of doubt, including Returned Capital) of the Special Included Investors at such time, and (ii) at all other times, eighty percent (80%) of the aggregate Eligible Contributions (and for the avoidance of doubt, including Returned Capital) of the Special Included Investors at such time. For purposes of calculating the Borrowing Base, the Eligible Contributions shall be subject to the applicable Concentration Limits and such concentration limits shall be applied prior to the application of the applicable advance rates.

“Borrowing Base Certificate” means a certificate of any Responsible Officer of Borrower setting forth the calculation of the Borrowing Base (based on the most recent information available to Borrower), including, without duplication, the name, Capital Commitment and Unfunded Commitment of each Investor and designation of the Included Investors, each Designated Investors and Special Included Investor (subject to the approval requirements set forth in the respective definitions herein), in substantially the form of Exhibit H attached hereto; provided, however, that the calculation of the Borrowing Base may be provided in “Excel” format in a form reasonably acceptable to the Administrative Agent and containing the information as set forth in Exhibit H.

“Borrowing Base Investors” means each Included Investor and each Designated Investor. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the State of New York.

“Capital Call” means a call upon all or any of the Investors (or Intermediate Entity, if applicable) for payment of all or any portion of their Unfunded Commitments or, if applicable, the Note Purchase Agreement or the Intermediate Entity Acknowledgment.

“Capital Call Notice” means any notice sent to, or demand or request made on, an Investor (or Intermediate Entity, if applicable) by General Partner for the purpose of making a Capital Call.

“Capital Commitment” means, for any Investor (or Intermediate Entity, if applicable, but without duplication), (a) its capital commitment, which includes its “Commitment” (or equivalent term) as defined in the applicable Governing Agreement, in the amount set forth in such Governing Agreement or its Subscription Agreement (the “Equity Commitment”) and (b) its commitment to advance funds in the form of a loan to the applicable Pledgor, as applicable, including the “Funding” (or equivalent term) as defined

4910-6553-8863 v.5

in the applicable Note Purchase Agreement, in the amount set forth in the applicable supplement thereto (the “Debt Commitment”).

“Capital Contribution” means, for any Investor, any contribution of capital made to a Pledgor in response to a Capital Call or deemed contributed pursuant to the Governing Agreement.

“Cash Collateralize” means to pledge and deposit with or deliver to Administrative Agent, for the benefit of one or more of the Letter of Credit Issuer or Swingline Lender (as applicable) and the Lenders, as collateral for the Letter of Credit Liability, obligations in respect of Swingline Loans, or obligations of Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances pursuant to documentation in form and substance satisfactory to: (a) Administrative Agent and (b) the Letter of Credit Issuer or Swingline Lender (as applicable). “Cash Collateral” and “Cash Collateralized” shall have meanings correlative to the foregoing.

“Cease Funding Notice” is defined in Section 9.16 hereof.

“Cease Funding Right” means any right of an Investor to exercise an excuse, withdrawal, transfer, right to cease funding further Capital Contributions, or other similar right under the applicable Governing Agreement or its Side Letter.

“Change in Law” means the occurrence, after the date of this Credit Agreement (or, with respect to any Person that becomes a Lender pursuant to an Assignment and Assumption, the effective date of such assignment), of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty;

(b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority; or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary: (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith; and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means (a) TCW PT Management Company LLC or an Affiliate thereof shall cease to be the investment advisor of, and Control, any Pledgor or (b) General Partner shall cease to be the sole general partner of, and Control, any Pledgor.

“Closing Date” means the date on which all of the conditions precedent set forth in Section 7.01 are satisfied or waived.

“Code” or “Internal Revenue Code” means the United States Internal Revenue Code of 1986, as amended.

“Collateral” is defined in Section 5.01.

“Collateral Account” means, for any Pledgor that has Investors (or any other Pledgor for which a Collateral Account is required by Administrative Agent), each bank account described in the applicable Collateral Account Assignment and related Control Agreement, as listed on Schedule 1.01A.

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“Collateral Account Assignment” means an assignment or security agreement with respect to the Collateral Account in substantially the form of Exhibit E attached hereto, as such agreement shall be amended, modified, supplemented and/or restated and in effect from time to time.

“Collateral Documents” means the security agreements, financing statements, assignments, and other documents and instruments from time to time executed and delivered pursuant to this Credit Agreement to grant, perfect or continue a security interest in the Collateral for the Obligations and any documents or instruments amending or supplementing the same, including, without limitation, the Security Agreement, the Collateral Account Assignment, and the Control Agreement.

“Commercial Paper” means, on any day, either (i) the promissory notes of any Conduit Lender issued by such Conduit Lender in the commercial paper market or (ii) the promissory notes issued in the commercial paper market by a multi-seller commercial paper conduit the proceeds of which are loaned to a Conduit Lender that are allocated, in whole or in part, by such Conduit Lender to fund or maintain its Principal Obligation hereunder.

“Commitment” means, with respect to each Committed Lender, its obligation to (a) make Syndicated Loans to Borrower Parties pursuant to Section 2.01; and (b) purchase risk participations in Letters of Credit and Swingline Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Committed Lender’s name on Schedule 1.01 attached hereto under the heading “Commitment” or on the Assignment and Assumption Agreement pursuant to which such Committed Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Credit Agreement. Administrative Agent may amend and re-issue Schedule 1.01 from time to time to reflect the Commitments of the Committed Lenders.

“Committed Lender Percentage” means, with respect to any Committed Lender on any day, the percentage equivalent of a fraction the numerator of which is such Committed Lender’s Commitment at such time and the denominator of which is the Lender Group Limit for such Committed Lender’s Lender Group.

“Committed Lenders” means: (a) each Committed Lender listed on the signature pages hereof; and

(b)
any other Person that becomes a party to this Credit Agreement as a Committed Lender pursuant to the terms hereof, and any assignees thereof that shall become party hereto pursuant to Section 13.11 (but not any Participant that is not otherwise party to this Credit Agreement).

“Competitor” means any Person that competes with the business of the Borrower and its Subsidiaries; provided that no bona fide debt fund or bona fide debt investor shall be a Competitor. For avoidance of doubt, a Competitor shall not include a commercial lender (i.e., a national bank, a state chartered bank or other similarly regulated lending institution) or insurance company.

“Compliance Certificate” is defined in Section 9.01(c).

“Concentration Limit” means, the limits set forth below for each Investor under the indicated Investor Classification (a) with respect to the individual limit, calculated as a percentage of the aggregate Unfunded Commitments of all Borrowing Base Investors and (b) with respect to the aggregate limit, calculated as a percentage of the aggregate Unfunded Commitments of all Borrowing Base Investors after deducting any amounts in excess of the applicable individual Investors Concentration Limits:

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Investor Classification	Concentration Limit
	Individual Limit	Aggregate Limit
Rated Included Investor (dependent on applicable ratings below) [1], [2], [3]		-
AAA / Aaa	100%	-
AA+ / Aa1 to AA- / Aa3	40.0%	-
A+ / A1 to A- / A3	30.0%	-
BBB+ / Baa1 to BBB / Baa2	15.0%	-
BBB- / Baa3	5.0%	-
Other Concentration Limits
Non-Rated Included Investors	15.0%[4]	45.0%
Designated Investors	5.0%	45.0%
Special Included Investors		35.0%
A / A2 and above	15.0%	-
A / A2	15.0%	-

1
The Ratings for such Investor will be the lower of any senior unsecured rating of such Investor as issued by either S&P or Moody’s. If such Investor has only one rating from either S&P or Moody’s, that rating will apply.
2
For any Investor that is an unrated subsidiary of a rated parent, acceptable Credit Link Documents from the Rated parent entity will be required in order to apply the Concentration Limit based on the Ratings of the parent.
3
Notwithstanding the foregoing, no individual Concentration Limit for Rated Included Investors will apply from the Closing Date through the earlier of (a) six (6) months following the Closing Date and (b) the final Closing (as defined in the applicable Governing Agreement).
4
Notwithstanding the foregoing, no individual Concentration Limit for Non-Rated Included Investors will apply from the Closing Date through the earlier of (a) six (6) months following the Closing Date and (b) the final Closing (as defined in the applicable Governing Agreement).

provided that for purposes of calculating the above Concentration Limits for any Investor, each Investor and its investing Affiliates shall be treated as a single Investor.

“Conduit Assignee” means any multi-seller commercial paper conduit or special purpose entity funded by a multi-seller commercial paper conduit which is, in either case, administered by the Funding Agent for any existing Lender Group or an Affiliate thereof.

“Conduit Investment Termination Date” means, with respect to any Conduit Lender, the date of the delivery by such Conduit Lender to Borrower of written notice that such Conduit Lender elects, in its sole discretion, not to make any further Loans or participate in any further Letters of Credit hereunder.

“Conduit Lender” means: (a) each Conduit Lender listed on the signature pages hereof; and (b) any other Person that shall become a party to this Credit Agreement as a Conduit Lender pursuant to the terms hereof, and any assignees thereof that shall become party hereto pursuant to Section 13.11 (but not any Participant that is not otherwise party to this Credit Agreement).

“Conduit Lender Percentage” means, with respect to any Conduit Lender, at any time, one hundred percent (100%), minus the percentage share of Principal Obligation held by the Committed Lenders and any other Conduit Lenders in such Conduit Lender’s Lender Group at such time.

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“Conforming Changes” means, with respect to either the use or administration of Daily Simple SOFR, the Term SOFR Rate or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of funding losses and other technical, administrative or operational matters) that Administrative Agent (after consultation with Borrower) decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as Administrative Agent (after consultation with Borrower) decides is reasonably necessary in connection with the administration of this Credit Agreement and the other Loan Documents).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Constituent Documents” means, for any entity, its constituent or organizational documents, including: (a) in the case of any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation with the secretary of state or other department in the state of its formation, in each case as amended from time to time; (b) in the case of any limited liability company, its articles or certificate of formation and its operating agreement or limited liability company agreement; and (c) in the case of a corporation, its certificate or articles of incorporation and its bylaws.

“Control” and the correlative meanings of the terms “Controlled By” and “Under Common Control With” mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting shares or partnership interests, or of the ability to exercise voting power by contract or otherwise.

“Control Agreement” means a deposit account control agreement or blocked account control agreement by and among the applicable Pledgor, Depository and Administrative Agent, with respect to the Collateral Account of such Pledgor, in form and substance reasonably satisfactory to Administrative Agent.

“CP Rate” means, for any Conduit Lender and any Interest Period for any Loan at the CP Rate, the per annum rate equivalent to the rate (or, if more than one rate, the weighted average of the rates) applicable to the Commercial Paper issued by such Conduit Lender or its Related Commercial Paper Issuer and allocated, in whole or in part, to fund Syndicated Loans or Swingline Loans hereunder, which Commercial Paper may be sold by any placement agent or commercial paper dealer selected by such Conduit Lender, and which rate shall incorporate (i) applicable commercial paper dealer and placement agent fees and commissions and (ii) other funding costs (excluding costs associated with a Conduit Lender’s liquidity fundings) of such Conduit Lender relating to the Transactions, such as the costs of funding odd lots or small dollar amounts; provided that if the rate (or rates) as agreed between any such agent or dealer and such Conduit Lender is a discount rate, then the CP Rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from such Conduit Lender’s converting such discount rate (or rates) to an interest-bearing equivalent rate per annum; provided further that, if the CP Rate as so determined would be less than the Floor, then the CP Rate shall be deemed to be the Floor.

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“CP Rate Loan” means a Loan that bears interest based on a CP Rate (or, in the case of a Loan funded by a Conduit Lender through its Liquidity Provider, at the rate specified in Section 2.05(a)).

“Credit Agreement” is defined in the preamble hereto.

“Credit Extension” means each of the following: (a) a Borrowing (including any conversion or continuation of any Borrowing); and (b) an L/C Credit Extension.

“Credit Provider” means a Person providing a guaranty or other similar agreement, in form and substance reasonably acceptable to Lenders, of the obligations of an Included Investor to make Capital Contributions to a Pledgor.

“Daily Simple SOFR” means, for any calculation with respect to a Daily SOFR Loan for any applicable determination date (a “Daily SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day, a “Daily SOFR Determination Day”) that is five U.S. Government Securities Business Days prior to (A) if such Daily SOFR Rate Day is a U.S. Government Securities Business Day, such Daily SOFR Rate Day or (B) if such Daily SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such Daily SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website, plus 0.10% (10 basis points); provided, however, if as of 5:00 p.m. (New York City time) on the second U.S. Government Securities Business Day immediately following any Daily SOFR Determination Day, SOFR in respect of such Daily SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such Daily SOFR Determination Day will be SOFR as published in respect of the first preceding

U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided, further, that SOFR as determined pursuant to this proviso shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three consecutive Daily SOFR Rate Days. Notwithstanding anything to the contrary, if Daily Simple SOFR as so determined shall ever be less than the Floor, then Daily Simple SOFR shall be deemed to be the Floor.

“Daily SOFR Determination Day” has the meaning specified in the definition of “Daily Simple

SOFR”.

“Daily SOFR Loan” means a Loan bearing interest based on Daily Simple SOFR.

“Daily SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”. “Debt Commitment” is defined in the definition of “Capital Commitment”.

“Debtor Relief Laws” means any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, fraudulent conveyance, reorganization, or similar laws affecting the rights, remedies, or recourse of creditors generally, including without limitation the United States Bankruptcy Code and all amendments thereto, as are in effect from time to time during the term of the Loans.

“Default” means any condition, act, or event which, with the giving of notice or lapse of time or both, would become an Event of Default.

“Default Rate” means, with respect to any Loan, on any day the lesser of: (a) the interest rate in effect on such day and otherwise applicable to such Loan, plus the Applicable Margin applicable to such Loan, plus two percent (2.0%); or (b) the Maximum Rate.

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“Defaulting Investor” is defined in the definition of “Exclusion Event” herein.

“Defaulting Lender” means, subject to Section 2.15(b), any Committed Lender that: (a) has failed to: (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies Administrative Agent and Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Administrative Agent, the Letter of Credit Issuer, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due unless such Lender notifies Administrative Agent and Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied; (b) has notified Borrower, Administrative Agent, the Swingline Lender or the Letter of Credit Issuer in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied),

(c)
has failed, within two (2) Business Days after written request by Administrative Agent or Borrower, to confirm in writing to Administrative Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrower), or (d) has, or has a direct or indirect parent company that has: (i) become the subject of a proceeding under any Debtor Relief Law; (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(b)) as of the date established therefor by Administrative Agent in a written notice of such determination, which shall be delivered by Administrative Agent to Borrower, the Letter of Credit Issuer, the Swingline Lender and each other Lender (including such Defaulting Lender) promptly following such determination. For the purposes of the definition of Defaulting Lender only, “Equity Interest” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

4910-6553-8863 v.5

“Depository” means U.S. Bank, National Association (or any successor thereto or Affiliate thereof) or any other bank or financial institution approved by Administrative Agent in its reasonable discretion, in each case, in its capacity as depository or securities intermediary, as the case may be.

“Designated Investor” means any Investor: (a) designated by Administrative Agent and all Committed Lenders (each in its sole discretion) as a Designated Investor; and (b) as to which Borrower has delivered to Administrative Agent the information and documents required under Section 7.01(a)(xi) or 10.05(d), as applicable; provided that (i) a Defaulting Investor shall no longer be a Designated Investor until such time as all Exclusion Events affecting such Investor have been cured to the satisfaction of the Administrative Agent and all of the Committed Lenders (not to be unreasonably withheld, conditioned or delayed); and (ii) if an involuntary proceeding under clause (b) of the Exclusion Events is instituted against a Designated Investor, such Defaulting Investor shall be automatically reinstated as a Designated Investor if such Exclusion Event is dismissed with sixty (60) days of the date such proceeding is instituted.

“Designated Jurisdiction” means any country or territory or region that is, or whose government is, the subject of any Sanction and with which dealings are prohibited under such Sanction.

“Dispose” means the sale, assignment, or transfer of any property of any Person. “Disposition” and “Disposed” shall have correlative meanings.

“Disqualified Lender” means, (i) each Person identified by the Borrower in writing to the Administrative Agent and set forth on Schedule 1.01B (such list, as supplemented from time to time in accordance with this definition, the “DQ List”); provided that at no time shall such DQ List include a commercial lender (i.e., a national bank, a state chartered bank or other similarly regulated lending institution) or insurance company; and (ii) any Person that is or becomes a Competitor on or after the Closing Date and which is identified by the Borrower (in its reasonable determination) in writing to the Administrative Agent. It being understood and agreed that the identification of a Disqualified Lender after the Closing Date shall not apply to retroactively disqualify any Person that has previously acquired an assignment or participation interest in any Loan or Commitment (or any Person that, prior to such identification, has entered into a bona fide and binding trade for either of the foregoing and has not yet acquired such assignment or participation) regardless whether such Person was a Competitor prior to such identification. Any supplement to the DQ List pursuant to clause (ii) of this definition shall be delivered in accordance with Section 13.07.

“Dollars” and the sign “$” means lawful currency of the United States of America.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

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“Eligible Assignee” means: (a) a Lender, an Affiliate of a Lender, an Approved Fund, a Liquidity Provider, a Conduit Assignee, a Federal Reserve Bank, a central bank, a collateral trustee or security agent for holders of commercial paper; and (b) any other Person approved in writing by the Administrative Agent and the Letter of Credit Issuer (each such approval not to be unreasonably withheld, delayed or conditioned by Administrative Agent or the Letter of Credit Issuer) and, unless an Event of Default under Sections 11.01(a), 11.01(g) or 11.01(h) exists at the time any assignment is effected in accordance with Section 13.11, Borrower (such approval not to be unreasonably withheld or delayed by Borrower); provided, however, that (x) each Eligible Assignee must be a Qualified Purchaser, (y) no Disqualified Lender shall qualify as an Eligible Assignee, and (z) neither Borrower nor any Affiliate of Borrower shall qualify as an Eligible Assignee.

“Eligible Contribution” with respect to any Investor means the lesser of: (a) the amount of such Investor’s Unfunded Commitment; and (b) the highest amount which does not cause such Investor’s Unfunded Commitment to exceed the product of (i) the applicable Concentration Limit and (ii) the total Unfunded Commitments of all Borrowing Base Investors.

“Environmental Laws” means: (a) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Re-authorization Act of 1986, 42 U.S.C. §9601 et seq.; (b) the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §6901 et seq.; (c) the Clean Air Act, 42 U.S.C.

§7401 et seq., as amended by the Clean Air Act Amendments of 1990; (d) the Clean Water Act of 1977, 33 U.S.C. §1251 et seq.; (e) the Toxic Substances Control Act, 15 U.S.C.A. §2601 et seq.; (f) all other federal, state and local laws, ordinances, regulations or written policies relating to pollution or protection of human health (as it relates to exposure to Hazardous Materials) or the environment including without limitation, air pollution, water pollution, noise control, or the use, handling, discharge, disposal or Release or recovery of on-site or off-site Hazardous Materials, as each of the foregoing may be amended from time to time, applicable to any Borrower Party; and (g) any and all regulations promulgated under or pursuant to any of the foregoing statutes.

“Environmental Liability” means any written claim, demand, obligation, cause of action, accusation or allegation, or any order, violation, damage (including, without limitation, to any Person, property or natural resources), injury, judgment, penalty or fine, cost of enforcement, cost of remedial action, clean-up, restoration or any other cost or expense whatsoever, including reasonable attorneys’ fees and disbursements resulting from the violation or alleged violation of any Environmental Law or the imposition of any Environmental Lien or otherwise arising under any Environmental Law or resulting from any common law cause of action asserted by any Person.

“Environmental Lien” means a Lien in favor of any Governmental Authority: (a) under any Environmental Law; or (b) for any liability or damages arising from, or costs incurred by, any Governmental Authority in response to the Release or threatened Release of any Hazardous Material.

“Equity Commitment” is defined in the definition of “Capital Commitment”.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder by any Governmental Authority, as from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any Borrower Party or Pledgor within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

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“ERISA Investor” means an Investor that is: (a) an “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) subject to Title I of ERISA, (b) any “plan” defined in and subject to Section 4975 of the Code, or (c) a partnership or commingled account of a fund, or any other entity, whose assets include or are deemed to include the assets of one or more such employee benefit plans or plans in accordance with the Plan Assets Regulations or otherwise.

“ERISA Investor Excluded Items” means, with respect to each ERISA Investor, any rights, titles, interests, remedies or privileges of the applicable Pledgor:

(a)
in and to the rights and obligations of such ERISA Investor in such Pledgor (and any appurtenant rights thereunder), including such ERISA Investor’s Subscribed Interests therein, granted to such Pledgor to secure such ERISA Investor’s obligation to fund its Capital Commitment;
(b)
to request or require such ERISA Investor to confirm the amount of, or to confirm its obligation to make payments in respect of, its uncalled Capital Commitments;
(c)
to require such ERISA Investor to forfeit or sell any portion of such ERISA Investor’s Subscribed Interests in such Pledgor; and
(d)
to request or require such ERISA Investor to make payment for any Capital Call other than to an account of such Pledgor.

“Erroneous Payment” is defined in Section 12.11(a).

“Erroneous Payment Deficiency Assignment” is defined in Section 12.11(d). “Erroneous Payment Impacted Class” is defined in Section 12.11(d). “Erroneous Payment Return Deficiency” is defined in Section 12.11(d). “Erroneous Payment Subrogation Rights” is defined in Section 12.11(d).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” is defined in Section 11.01.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case: (i) imposed as a result of such Recipient being organized, formed or incorporated under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof); or (ii) that are Other Connection Taxes; (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which: (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the applicable Borrower Party under Section 4.06); or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 4.01(a)(ii) or Section 4.01(c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office; (c) Taxes

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attributable to such Recipient’s failure to comply with Section 4.01(e); (d) any backup withholding Tax that is required by the Code to be withheld from amounts payable to such Recipient; and (e) any U.S. federal withholding Taxes imposed pursuant to FATCA.

“Exclusion Event” means the occurrence, with respect to any Borrowing Base Investor or, if applicable, the Sponsor, Responsible Party, or Credit Provider of such Borrowing Base Investor (such Investor hereinafter referred to as a “Defaulting Investor”), of any of the following events:

(a)
such Investor (or its Sponsor, Responsible Party or Credit Provider, as applicable) shall: (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor, or liquidator of itself or of all or a substantial part of its assets; (ii) file a voluntary petition as debtor in bankruptcy or admit in writing that it is unable to pay its debts as they become due; (iii) make a general assignment for the benefit of creditors; (iv) file a petition or answer seeking reorganization or an arrangement with creditors or take advantage of any Debtor Relief Laws; (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization, or insolvency proceeding under any Debtor Relief Laws; or

(vi) take any personal, partnership, limited liability company, corporate or trust action, as applicable, for the purpose of effecting any of the foregoing;

(b)
the commencement of any bankruptcy, reorganization, or insolvency proceeding under any Debtor Relief Laws relating to such Investor (or its Sponsor, Responsible Party or Credit Provider, as applicable) or all or any material part of its respective property is instituted without the consent of such Person; or an order, judgment, or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition seeking such Investor’s (or its Sponsor’s, Responsible Party’s or Credit Provider’s, as applicable) bankruptcy, reorganization, or insolvency, or appointing a receiver, custodian, trustee, administrator or similar entity, of such Person or of all or substantially all of its assets;
(c)
any uninsured final judgment(s) for the payment of money which in the aggregate exceeds fifteen percent (15%) of the net worth of such Investor (or its Sponsor, Responsible Party or Credit Provider, as applicable) shall be rendered against such Person, and such judgment or judgments shall not be bonded, stayed or satisfied or discharged at least thirty (30) days prior to the date on which any of its assets could be lawfully sold to satisfy such judgment;
(d)
such Investor shall repudiate, challenge, or declare unenforceable its obligation to make contributions to the capital or debt, as applicable of a Pledgor pursuant to its Capital Commitment or a Capital Call Notice or its obligations under its Subscription Agreement or the Governing Agreement shall be or become unenforceable;
(e)
such Investor shall fail to make a contribution to the capital of a Pledgor when required pursuant to a Capital Call Notice, or shall otherwise be in material default under its Subscription Agreement, the Governing Agreement or the Loan Documents, in each case subject to any applicable notice or cure periods plus ten (10) Business Days;
(f)
any representation or warranty made by such Investor under the applicable Governing Agreement or its Subscription Agreement shall prove to be untrue or inaccurate in any material respect, as of the date on which such representation or warranty is made, and such Person shall fail to cure the adverse effect of the failure of such representation or warranty within five (5) Business Days after the earlier of (i) written notice thereof delivered by Administrative Agent to the Borrower or General Partner or (ii) any Pledgor or General Partner obtaining actual knowledge of such failure;
(g)
such Investor shall transfer its entire Subscribed Interest or Debt Commitment, as applicable, in a Pledgor, provided that if less than all of such Investor’s Subscribed Interest or Debt

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Commitment, as applicable, is transferred or assigned, only such portion as is transferred or assigned shall be subject to exclusion from the calculation of Borrowing Base;
(h)
in the case of each Rated Included Investor (or its Sponsor, Responsible Party or Credit Provider, as applicable), it shall fail to maintain its Applicable Requirement as required in the definition of Applicable Requirement hereof;
(i)
in the case of each Designated Investor or Special Included Investor without a Rating (or its Sponsor, Responsible Party or Credit Provider, as applicable), the occurrence of any circumstance or event which in the sole discretion of the Administrative Agent: (A) would reasonably be expected to have a material and adverse effect on the financial condition or business operations of such Investor; or (B) would reasonably be expected to impair, impede, or jeopardize the obligation and the liability of such Investor to fulfill its obligations under its Subscription Agreement or the Governing Agreement;
(j)
in the case of each Non-Rated Included Investor, (i) it shall fail to maintain a net worth (determined in accordance with GAAP), measured at the end of each fiscal year of such Included Investor, of at least seventy-five percent (75%) of the net worth of such Investor (the “Baseline Net Worth”) as of: (A) the fiscal year which ended on or immediately prior to the Closing Date, if the Investor was an Included Investor (or was pre-approved as an Included Investor, pursuant to written agreement of Administrative Agent) on the Closing Date; or (B) the fiscal year for which Administrative Agent has financial information which ended on or immediately prior to the date of its designation as an Included Investor (in the case not covered by clause (A) above); or

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(ii) it shall fail to provide updated financial information available (to the extent requested by Administrative Agent) on an annual basis in order to measure such Baseline Net Worth after the Closing Date; or (iii) except as set forth in subsection (k) below with respect to Governmental Plan Investors, the Rating of the related entity Under Common Control with such Non-Rated Included Investor falls below BBB-/Baa3;1

(k)
in the case of each Non-Rated Included Investor that is a Governmental Plan Investor, (A) the Rating of the related governmental entity falls below BBB-/Baa3, or (B) the Rating of the related governmental entity is BBB-/Baa3 and the Funding Ratio for the Governmental Plan Investor is then less than ninety percent (90%), or (C) the Rating of the related governmental entity is higher than BBB-/Baa3, but such Governmental Plan Investor shall fail to maintain a Funding Ratio of the lesser of at least (1) eighty percent (80%) or (2) ninety percent (90%) of its Funding Ratio as was reported on its most recent audited financial statements which were available to Administrative Agent on or immediately prior to (x) the Closing Date, if it was an Included Investor (or was pre-approved as an Included Investor, pursuant to written agreement of Administrative Agent) on the Closing Date; or (y) the date of its admission as an Investor (in the case not covered by clause (x) above);2
(l)
in the case of any Non-Rated Included Investor, Administrative Agent is unable to obtain, from publicly-available sources, annual financial statements within 120 days of the end of any fiscal year of such Investor for any fiscal year prior to the Maturity Date, reported on by

1 In the event that the Ratings of the relevant Person are not equivalent, such Rating shall be based on the lowest of the Rating of such Person. If any Person has only one Rating, then that Rating shall apply.

2 In the event that the Ratings of the relevant Person are not equivalent, such Rating shall be based on the lowest of the Rating of such Person. If any Person has only one Rating, then that Rating shall apply.

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independent public accountants to the extent applicable, and such Investor fails, within 15 Business Days after written request from any Pledgor or Administrative Agent, to deliver such annual financial statements to such Pledgor or Administrative Agent as required by Administrative Agent in order to continue to designate such Investor as an Included Investor hereunder;

(m)
in the case of all ERISA Investors, the applicable Pledgor has determined that participation of ERISA Investors in such Pledgor constitutes “significant” participation for purposes of Plan Assets Regulations and no exception applies;
(n)
there is a material breach or written repudiation by any Credit Provider of its obligations under its guaranty of the obligations of its related Investor or other similar agreement;
(o)
the Capital Commitment or Unfunded Commitment of such Investor is cancelled, reduced, terminated or abated without the prior written consent being obtained in accordance with Section 10.06; provided, that only such portion of the Unfunded Commitment that is cancelled, reduced, terminated or abated shall be subject to exclusion from the calculation of Eligible Contribution, as applicable;
(p)
the Capital Commitment of such Investor ceases to be Collateral, subject to a first priority, perfected Lien, other than solely as a result of any voluntary action of the Administrative Agent or any Lender;
(q)
such Investor (or its Sponsor, Responsible Party or Credit Provider, as applicable) appears on any list of “Specially Designated Nationals” or list of known or suspected terrorist generated by OFAC, or, to any Pledgor’s, General Partner’s or Administrative Agent’s knowledge, such Investor’s funds to be used in connection with funding Capital Calls are derived from illegal activities;
(r)
other than rights under the Governing Agreement permitting an Investor from opting out of particular Portfolio Assets, an Investor is excused from funding any portion of its Unfunded Commitments with respect to any Portfolio Assets, provided that only such excused amount of its Unfunded Commitment will be excluded from the calculation of Eligible Contribution, as applicable;
(s)
[reserved];
(t)
either a Cease Funding Notice is delivered or a Cease Funding Right is triggered, and, in either case, the applicable Cease Funding Right is continuing with respect to such Investor; or
(u)
in the case of any existing Included Investor, Designated Investor or Special Included Investor, such Investor becomes a RNF Investor (unless Administrative Agent agrees in its sole discretion to waive such exclusion); provided, that such Investor may be reinstated as an Included Investor, Designated Investor or Special Included Investor, as applicable, with the approval of Administrative Agent (in its sole discretion).

“Facility Extension Effective Date” is defined in Section 2.16.

“Facility Extension Request” means a notice in substantially the form of Exhibit J attached hereto pursuant to which Borrower requests an extension of the Stated Maturity Date then in effect in accordance with Section 2.16.

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“Facility Increase Fee” means a fee as agreed by Borrower and Administrative Agent in a separate fee letter agreement.

“Facility Increase Request” means a notice in substantially the form of Exhibit I attached hereto pursuant to which Borrower requests an increase of the Commitments in accordance with Section 2.17.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Credit Agreement (or any amended or successor version that is substantively comparable) and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or official practices adopted pursuant to any published intergovernmental agreement entered into in connection with the implementation of such Sections of the Code.

“Federal Funds Rate” means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that:

(a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and

(b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Administrative Agent on such day on such transactions as determined by Administrative Agent.

“Fitch” means Fitch Ratings, a wholly-owned subsidiary of Fimalac, S.A. “Floor” means a per annum rate of zero basis points.

“Foreign Recipient” means: (a) if the applicable Borrower Party is a U.S. Person, a Recipient that is not a U.S. Person; and (b) if the applicable Borrower Party is not a U.S. Person, a Recipient that is resident or organized under the laws of a jurisdiction other than that in which such Borrower Party is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the Letter of Credit Issuer, such Defaulting Lender’s proportionate share (based on the total of such Defaulting Lender’s participation in all Letters of Credit as determined in accordance with Section 2.08 as a proportion of the total Letter of Credit Liability) of the outstanding Letter of Credit Liability other than Letter of Credit Liability as to which (i) such Defaulting Lender’s participation obligation has been reallocated to other Committed Lenders in accordance with the terms hereof or (ii) Cash Collateral or other credit support reasonably acceptable to the Letter of Credit Issuer shall have been provided in accordance with Section 2.14, and (b) with respect to the Swingline Lender, such Defaulting Lender’s proportionate share (based on the total of such Defaulting Lender’s participation in all outstanding Swingline Loans as determined in accordance with Section 2.07 as a proportion of the total amount of outstanding Swingline Loans) of outstanding Swingline Loans other than Swingline Loans as to which (i) such Defaulting Lender’s participation obligation has been reallocated pursuant to other Committed Lenders in accordance with the terms hereof, or (ii) Cash Collateral or other credit support reasonably acceptable to the Swingline Lender shall have been provided in accordance with Section 2.14.

“Funding Agent” means each financial institution designated on Schedule 1.01 that acts as agent for a Lender Group, or its successor appointed pursuant to Section 12.

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“Funding Party” means any Lender, Letter of Credit Issuer or Liquidity Provider.

“Funding Ratio” means: (a) for a Governmental Plan Investor, the actuarial present value of the assets of the plan over the actuarial present value of the plan’s total benefit liabilities, as reported in such plan’s most recent audited financial statements; and (b) for an ERISA Investor; (i) the fair market value of the plan’s assets as defined under Section 430(g)(3) of the Code, unreduced for any prefunding balance or funding standard carryover balance as defined and provided for in Section 430(f) of the Code; over (ii) the plan’s funding target, as defined under Section 430(d) of the Code, without regard to the special at-risk rules of Section 430(i) of the Code, with each value as reported on the most recently filed Schedule SB to the Form 5500 by such plan with the United States Department of Labor.

“GAAP” means those generally accepted accounting principles and practices as in effect from time to time that are recognized as such by the American Institute of Certified Public Accountants or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof, and that are consistently applied for all periods, after the date hereof, so as to properly reflect the financial position of Borrower, except that any accounting principle or practice required to be changed by the Financial Accounting Standards Board (or other appropriate board or committee of the said Board) in order to continue as a generally accepted accounting principle or practice may be so changed.

“General Partner” means TCW Steel City GP LLC, the sole general partner of the initial Pledgors on the Closing Date, and with respect to each Person becoming party to this Credit Agreement as a Borrower or Pledgor after the Closing Date, the entity named as such Person’s general partner, managing member or other similar managing fiduciary, as applicable, and any successor thereto permitted under this Credit Agreement, as set forth in its joinder documentation.

“Governing Agreement” means, with respect to any Pledgor (but not with respect to any Qualified Borrower), the limited partnership agreement, limited liability company agreement, exempted limited partnership agreement, memorandum and articles of association, or other equivalent governing document in the applicable jurisdiction of such Person, including, without limitation, any Subscription Agreement, any Note Purchase Agreement or Side Letter, as the same may be further amended, restated, modified or supplemented in accordance with the terms hereof, in each case, as described on Schedule 1.01A hereto (or on a replacement Schedule 1.01A delivered by Borrower or a Pledgor in connection with its joinder hereunder). References to the Governing Agreement, unless otherwise specified, will be deemed to be references to the Governing Agreement for TCW Steel City Perpetual Levered Fund LP, but will refer, as applicable, to the equivalent provisions of the Governing Agreement of any other applicable Person.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra national bodies such as the European Union or the European Central Bank).

“Governmental Plan Investor” means an Investor that is a governmental plan as defined in

Section 3(32) of ERISA.

“Guaranteed Debt” is defined in Section 6.01.

“Hazardous Material” means any substance, material, or waste which is or becomes regulated, under any Environmental Law, as hazardous to public health or safety or to the environment, including, but not limited to: (a) any substance or material designated as a “hazardous substance” pursuant to Section 311 of the Clean Water Act, as amended, 33 U.S.C. §1251 et seq., or listed pursuant to Section 307 of the Clean

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Water Act, as amended; (b) any substance or material defined as “hazardous waste” pursuant to Section 1004 of the Resource Conservation and Recovery Act, as amended, 42 U.S.C. §6901 et seq.; (c) any substance or material defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. §9601 et seq.; or

(d) petroleum, petroleum products and petroleum waste materials. “Honor Date” is defined in Section 2.08(c)(i).

“Hurdle Condition” means, with respect to any Special Included Investor, that such Special Included Investor has funded Capital Calls in an amount greater than 40% of the Capital Commitment of such Investor.

“Included Investor” means an Investor: (a)(i) that has, or that has a Credit Provider that has, met the Applicable Requirement for an Included Investor and that has been approved by Administrative Agent; or (ii) that has been so designated by Administrative Agent and all Committed Lenders (each in its sole discretion) as an Included Investor; and (b) that has delivered to Administrative Agent the information and documents required under Section 7.01(a)(ix) or 10.05(d), as applicable; provided that (i) a Defaulting Investor shall no longer be an Included Investor until such time as all Exclusion Events affecting such Investor have been cured to the satisfaction of the Administrative Agent and all of the Committed Lenders (not to be unreasonably withheld, conditioned or delayed); and (ii) if an involuntary proceeding under clause (b) of the Exclusion Events is instituted against an Included Investor, such Defaulting Investor shall be automatically reinstated as an Included Investor if such Exclusion Event is dismissed with sixty (60) days of the date such proceeding is instituted.

“Increasing Committed Lender” is defined in Section 2.17(a).

“Indebtedness” means “indebtedness” as contemplated and defined in the applicable Governing Agreement.

“Indemnified Taxes” means: (a) Taxes other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Borrower Party under any Loan Document; and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitee” is defined in Section 13.06(b).

“Indirect Fund” means an investment company that makes or maintains investments in reliance upon Sections 12(d)(1)(E), (F), (G) or (J) of the Investment Company Act.

“Information” is defined in Section 13.18.

“Initial Borrower” is defined in the preamble hereto.

“Initial Notice” means a notice delivered by a Pledgor or General Partner to the Investors under the Governing Agreement of Borrower (or the equivalent of any other Pledgor) with respect to the treatment of a Pledgor’s assets as Plan Assets.

“Interest Option” means each of Daily Simple SOFR, the Term SOFR Rate and the Base Rate. “Interest Payment Date” means, for all Loans, the tenth (10th) calendar day of each calendar month and the Maturity Date.

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“Interest Period” means (a) with respect to any CP Rate Loan, (i) if the Related Commercial Paper is issued on a pool funded basis, a calendar month (or, in the case of the first Interest Period, the period from and including the date of the first advance hereunder to (but excluding) the first day of the next succeeding calendar month) and (ii) if the Related Commercial Paper is issued on a match-funded basis, the period of time allocated by the applicable Funding Agent to such Loan in its reasonable discretion; and

(b) with respect to any Term SOFR Loan (other than Swingline Loans, which are addressed in Section 2.07(a)), a period commencing: (i) on the Borrowing date of such Term SOFR Loan; or (ii) on the termination date of the immediately preceding Interest Period in the case of a continuation of a Term SOFR Loan to a successive Interest Period as described in Section 2.02, and if an Interest Period of one (1) month is elected, ending the first day of such calendar month occurring one (1) month thereafter as a Borrower Party shall elect in accordance with Section 2.02; provided, however, that with respect to clauses (a) and (b) above: (A) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day; and (B) if the Interest Period would otherwise end after the Stated Maturity Date, such Interest Period shall end on the Stated Maturity Date.

“Intermediate Entity” means any Person in the organizational structure of Borrower that is interposed between Borrower and an Investor. For purposes of clarity, an Intermediate Entity will include any intervening corporation, limited partnership, limited liability company or other entity domiciled within or outside of the United States between Borrower and any Investor that is (a) formed by Borrower or an Affiliate of Borrower to facilitate investments by such Investor(s) directly or indirectly in Borrower or for other structuring purposes, and (b) managed or controlled by Borrower, General Partner or another Affiliate of Borrower.

“Intermediate Entity Acknowledgment” means an agreement substantially in the form of Exhibit P duly executed and delivered by each Intermediate Entity and its General Partner.

“Investment Company Act” means the Investment Company Act of 1940 and the rules and regulations promulgated thereunder, as amended to the date hereof and from time to time hereafter, and any successor Investment Company Act.

“Investor” means a limited or general partner, or member (including a managing member) of a Pledgor to the extent such Person is not, itself, an Intermediate Entity.

“IRS” means the United States Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” means with respect to any Letter of Credit, the Request for Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the Letter of Credit Issuer and a Borrower Party or entered into by a Borrower Party in favor of the Letter of Credit Issuer and relating to any such Letter of Credit, including, as applicable, any documentation relating to Cash Collateral (which may include, without limitation, a Collateral Account Assignment).

“Joinder Agreement” means a joinder agreement in the form of Exhibit L.

“Key Person Event” means a “Key Person Event” as defined in the applicable Governing Agreement.

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“L/C Advance” means, with respect to each Committed Lender, such Committed Lender’s funding of its participation in any L/C Borrowing.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lender Group” means each Lender Group identified by name on Schedule 1.01 to this Credit Agreement (as such Schedule 1.01 may be amended, supplemented or otherwise modified and in effect), including the Funding Agent for such Lender Group and each Committed Lender and each Conduit Lender (if any) in such Lender Group.

“Lender Group Joinder Agreement” means a joinder agreement, substantially in the form of

Exhibit K attached hereto, pursuant to which a new Lender Group becomes party to this Credit Agreement.

“Lender Group Limit” means, for each Lender Group, the sum of the Commitments of the Committed Lenders in such Lender Group.

“Lender Group Percentage” means, with respect to any Lender Group, the percentage equivalent of a fraction the numerator of which is the sum of the Commitments held by the Committed Lenders members of such Lender Group and the denominator of which is the sum of all Commitments. If the Commitments have terminated or expired, the Lender Group Percentages shall be the percentage equivalent of a fraction the numerator of which is the aggregate Principal Obligation held by the Lenders members of such Lender Group and the denominator of which is the total Principal Obligation.

“Lender KYC Compliant” means, with respect to any Person, that Person has satisfied all reasonable and customary requests for information from Administrative Agent and the other Secured Parties for “know-your-customer” and other anti-terrorism laws, Anti-Money Laundering Laws and similar rules and regulations and related policies and who would not result in any Secured Party being non-compliant with any such rules and regulations and related policies were such Person to enter into a banking relationship with such Secured Party.

“Lenders” means the Conduit Lenders, the Committed Lenders and, as the content requires, the Swingline Lender; provided, that each Lender must be a Qualified Purchaser.

“Lending Office” means, as to any Lender, the office or offices of such Lender (or an affiliate of such Lender) described as such in such Lender’s administrative questionnaire delivered to Administrative Agent, or such other office or offices as a Lender may from time to time notify Borrower and Administrative Agent.

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“Letter of Credit” means a standby letter of credit issued in Dollars by the Letter of Credit Issuer pursuant to Section 2.08 either as originally issued or as the same may, from time to time, be amended or otherwise modified or extended.

“Letter of Credit Application” means an application and agreement for standby letter of credit by and between a Borrower Party and the Letter of Credit Issuer in a form reasonably acceptable to the Letter of Credit Issuer (and customarily used by it in similar circumstances) and conformed to the terms of this Credit Agreement, either as originally executed or as it may from time to time be supplemented, modified, amended, renewed, or extended.

“Letter of Credit Availability Period” means the period as may be agreed in writing by the Letter of Credit Issuer, Borrower, and all Lenders but not to extend beyond the final Maturity Date.

“Letter of Credit Collateralization Date” means the day that is the earlier of: (a) thirty (30) days prior to the Stated Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day); or (b) the Maturity Date.

“Letter of Credit Issuer” means, with respect to any Letter of Credit, Natixis in its capacity as the issuer of such Letter of Credit hereunder.

“Letter of Credit Liability” means the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate Unreimbursed Amounts, including all L/C Borrowings. For all purposes of this Credit Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Letter of Credit Sublimit” means, at any time, an amount equal to $10,000,000.

“Lien” means any lien, mortgage, security interest, tax lien, pledge, encumbrance, or conditional sale or title retention arrangement, or any other interest in property designed to secure the repayment of Indebtedness, whether arising by agreement or under common law, any statute or other law, contract, or otherwise.

“Liquidity Agreement” means, with respect to a Conduit Lender, any agreement entered into by such Conduit Lender’s Liquidity Provider providing for (i) the issuance of one or more letters of credit for the account of such Conduit Lender (or its Related Commercial Paper Issuer), (ii) the issuance of one or more surety bonds for drawings under which such Conduit Lender (or its Related Commercial Paper Issuer) is obligated to reimburse such Liquidity Provider, (iii) the sale by such Conduit Lender (or its Related Commercial Paper Issuer) to such Liquidity Provider of its interests hereunder (or portions thereof or participations therein) or (iv) the making of loans or other extensions of credit to such Conduit Lender (or its Related Commercial Paper Issuer) in connection with Related Commercial Paper, together with any letter of credit, surety bond or other instrument issued thereunder.

“Liquidity Event” means, with respect to a Conduit Lender, the occurrence of any one or more of the following events: (a) the inability of such Conduit Lender to fund any Loan by issuing, directly or indirectly, Commercial Paper, either at a commercially reasonable rate or rates or otherwise, as a result of any materially adverse circumstances or conditions in the domestic or foreign capital markets generally or Commercial Paper markets in particular, any outbreak or escalation or war or other hostilities or any other national or international calamity or crisis the effect of which, in the sole and absolute determination of its Administrator made in good faith, is to cause such a disruption as to make it impracticable to sell or enforce contracts for the sale of its Commercial Paper; (b) unless its Administrator elects otherwise, the date of

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termination of the commitment of any Liquidity Provider to such Conduit Lender under a Liquidity Agreement; (c) the Commercial Paper of such Conduit Lender shall not be rated at least “A-2” by S&P and at least “P 2” by Moody’s; or (d) the later of (i) the date its Administrator ceases to be the Administrator for such Conduit Lender and neither the Administrator nor any of its affiliates shall administer any other asset-backed commercial paper conduit, and (ii) the ninetieth (90th) day following the date its Administrator shall have publicly announced or otherwise notified the Borrower that, at such time as is specified in the related notice or announcement, it shall cease to be the Administrator for such Conduit Lender and neither such Administrator nor any of its Affiliates shall administer any other asset-backed commercial paper conduit.

“Liquidity Provider” means, with respect to a Conduit Lender, such Conduit Lender’s Funding Agent, a Committed Lender in such Conduit Lender’s Lender Group, or such other Person as is consented to in writing by the Administrative Agent and the Borrower (such consent not to be unreasonably withheld) which shall, pursuant to a Liquidity Agreement, now or hereafter extend credit or commit to extend credit to or for the account of, or to make purchases from, such Conduit Lender or its Related Commercial Paper Issuer or issue a letter of credit, surety bond or other instrument, in each case to support any obligations arising under or in connection with such Conduit Lender’s (or such Related Commercial Paper Issuer’s) commercial paper program.

“Loan” means a Syndicated Loan made pursuant to Section 2.02 and/or, as applicable, a Swingline Loan made pursuant to Section 2.07, including, without limitation, any Base Rate Loan, Daily SOFR Loan, Term SOFR Loan, or CP Rate Loan made pursuant thereto.

“Loan Date” is defined in Section 2.02(a).

“Loan Documents” means this Credit Agreement, the Notes (including any renewals, extensions, re-issuances and refundings thereof), each Letter of Credit Application, each of the Collateral Documents, each Joinder Agreement, each Intermediate Entity Acknowledgment, any agreement creating or perfecting rights in Cash Collateral or other credit support provided by a Borrower Party pursuant to the provisions of Section 2.13 and such other agreements and documents (including any fee letters), and any amendments or supplements thereto or modifications thereof, executed or delivered pursuant to the terms of this Credit Agreement or any of the other Loan Documents and any additional documents delivered in connection with any such amendment, supplement or modification.

“Loan Notice” means any request for a Borrowing, conversion or continuation of a Loan substantially in the form of Exhibit C attached hereto, containing the information specified therein, executed and delivered by the applicable Borrower Parties.

“Mandatory Prepayment Event” is defined in Section 3.04. “Margin Stock” is defined in Regulation U.

“Material Adverse Effect” means: (a) a material adverse effect upon, the operations, business, assets or financial condition of Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of any Borrower Party or General Partner to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Borrower Party or General Partner of any Loan Document to which it is a party.

“Material Amendment” is defined in Section 10.04.

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“Maturity Date” means the earliest of: (a) the Stated Maturity Date; (b) the date upon which Administrative Agent declares the Obligations, or the Obligations become, due and payable after the occurrence of an Event of Default in accordance with the term of this Credit Agreement; (c) the date upon which Borrower terminates the Commitments pursuant to Section 3.06 or otherwise; or (d) two (2) months prior any scheduled or known termination of the term of any Borrower.

“Maximum Accordion Amount” means $500,000,000.

“Maximum Commitment” means, at any time the same is to be determined, an amount equal to the aggregate Commitments of the Committed Lenders, as such amount may be increased pursuant to Section 2.17 or reduced by Borrower pursuant to Section 3.06.

“Maximum Rate” means, on any day, the highest rate of interest (if any) permitted by applicable law on such day.

“Minimum Collateral Amount” means, at any time: (a) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure while any Lender is a Defaulting Lender, an amount equal to one hundred percent (100%) of the Fronting Exposure at such time; and (b) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.14(a)(i), (a)(ii) or (a)(iii), an amount equal to one hundred percent (100%) of the outstanding amount of all Letter of Credit Liability.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Borrower Party, any other Pledgor or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding six (6) plan years, has made or been obligated to make contributions.

“Multiple Employer Plan” means any employee benefit plan which has two or more contributing sponsors (including any Borrower Party, any other Pledgor or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Natixis” is defined in the preamble to this Credit Agreement.

“No Plan Asset Certificate” means a certificate from a Borrower Party or any other Pledgor, delivered by the relevant Responsible Officer of such Person, based on consultation with its counsel and in a form reasonably acceptable to Administrative Agent, (a) certifying that throughout the period beginning from the date of the prior No Plan Asset Certificate or the date of the Credit Agreement, as applicable, and continuing through the date of the subject No Plan Asset Certificate, “benefit plan investors” (as defined in Section 3(42) of ERISA) hold less than twenty-five percent (25%) of the total value of each class of equity interest in such Person (calculated in accordance with Section 3(42) of ERISA) and, accordingly, the underlying assets of such Person have not and do not constitute Plan Assets; and (b) covenanting that at all times following the date of such certificate, less than twenty-five percent (25%) of the total value of each class of equity interest in such Person (calculated in accordance with Section 3(42) of ERISA) will continue to be held by “benefit plan investors” (as defined in Section 3(42) of the ERISA) until such time, if any, that such Person delivers to Administrative Agent an Operating Company Opinion.

“Non-Defaulting Lender” means any Committed Lender that is not a Defaulting Lender.

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“Non-Rated Included Investor” means any Investor that does not have a Rating meeting the relevant minimum requirement included in the definition of “Applicable Requirement” (or that does not have a Credit Provider, Sponsor, or Responsible Party that has such a Rating) and is otherwise deemed to be an Included Investor in accordance with such defined term.

“Note Purchase Agreement” means any Note Purchase Agreement by and among an Intermediate Entity and its Investors party thereto, as may be further described in the Loan Documents provided by such Intermediate Entity and as the same may be amended, restated, modified or supplemented from time to time, including without limitation pursuant to a series supplement thereto.

“Notes” means the promissory notes provided for in Section 3.01(b), and all promissory notes delivered in substitution or exchange therefor, as such notes may be amended, restated, reissued, extended or modified; and “Note” means any one of the Notes.

“Obligations” means all present and future indebtedness, obligations, Erroneous Payment Subrogation Rights, and liabilities of any Borrower Party to any of the Secured Parties (including, without limitation, the Guaranteed Debt), and all renewals and extensions thereof, or any part thereof (including, without limitation, Loans, Letter of Credit Liability, or both), arising pursuant to this Credit Agreement (including, without limitation, the indemnity provisions hereof) or represented by the Notes and each Letter of Credit Application, and all interest accruing thereon, and payable in accordance with terms hereof, regardless of whether such indebtedness, obligations, and liabilities are direct, indirect, fixed, contingent, joint, several, or joint and several; together with all indebtedness, obligations, and liabilities of any Borrower Party to any of the Secured Parties evidenced or arising pursuant to any of the other Loan Documents, and all renewals and extensions thereof, or any part thereof.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Operating Company” means an “operating company” within the meaning of

Section 2510.3-101(c) of the Plan Assets Regulation.

“Operating Company Certificate” means a certificate from a Borrower Party or any other Pledgor, delivered by the relevant Responsible Officer of such Person, in a form reasonably acceptable to Administrative Agent, certifying that, based upon consultation with counsel, such Person has met the requirements to be an Operating Company for the twelve (12)-month period following the end of the Annual Valuation Period for such Person.

“Operating Company Opinion” means a written opinion of counsel to the Borrower Parties or any other Pledgor, in a form reasonably acceptable to Administrative Agent, as to qualification of such Person, as applicable, as an Operating Company.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with

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respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 4.06).

“Participant” is defined in Section 13.11(f). “Participant Register” is defined in Section 13.11(f).

“Partner” means the General Partner or any one of the limited partners or members of Pledgor. “Patriot Act” is defined in Section 13.19.

“Payment Recipient” is defined in Section 12.11(a).

“Pending Capital Call” means any Capital Call that has been made upon the Investors and that has not yet been funded by the applicable Investor, but with respect to which such Investor is not in default.

“Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by any Borrower Party, any other Pledgor or any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.

“Periodic SOFR Determination Day” means the day that is two (2) U.S. Government Securities Business Days prior to the first day of the relevant Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic SOFR Determination Day, the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then the Term SOFR Rate will be Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for the applicable tenor was published by the Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to the original Periodic SOFR Determination Day.

“Permitted Liens” means:

(i)
Liens created pursuant to any Loan Document;
(ii)
carriers’, warehousemen’s, landlord’s, mechanics’, materialmen’s, repairmen’s, suppliers’ or other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue for a period of more than thirty (30) days or that are being contested in good faith;
(iii)
Liens in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry; and
(iv)
Liens for claims that are not yet due with respect to Taxes, assessments or charges of any Governmental Authority or otherwise arising as a matter of Law for which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP.

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“Permitted RIC Distributions” means, with respect to each taxable year in which Borrower is a RIC, any distributions determined by a Borrower Party in good faith to be required to be made in order to maintain a Borrower Party’s tax status under Section 852 of the Internal Revenue Code or to avoid the payment of any tax imposed under Section 852(b)(1), Section 852(b)(3) or Section 4982 of the Internal Revenue Code, as certified by a Borrower Party to the Administrative Agent in a RIC Distribution Notice delivered to the Administrative Agent.

“Person” means an individual, sole proprietorship, joint venture, association, trust, estate, business trust, corporation, non-profit corporation, partnership, limited liability company, sovereign government or agency, instrumentality, or political subdivision thereof, or any similar entity or organization.

“Plan” means any Pension Plan or any retirement medical plan, each as established or maintained for employees of any Borrower Party, any other Pledgor or any ERISA Affiliate, or any such Plan to which any Borrower Party, any other Pledgor or any ERISA Affiliate is required to contribute on behalf of any of its employees.

“Plan Assets” means “plan assets” within the meaning of the Plan Assets Regulation or otherwise.

“Plan Assets Regulation” means 29 C.F.R. §2510.3-101, et seq., as modified by Section 3(42) of

ERISA.

“Pledgor” means any Borrower and any Intermediate Entity. “Pledgor KYC Compliance” is defined in Section 8.23.

“Portfolio Asset” means any “Portfolio Investment” (as defined in the Governing Agreement) directly held by the Borrower, including, without limitation, any equity interests of the Borrower in any Portfolio Company (as defined in the Governing Agreement).

“Prepayment Notice” means a written notice in substantially the form of Exhibit E attached hereto. “Prime Rate” means, on any day, the rate of interest in effect for such day as publicly announced from time to time by Natixis as its “prime rate.” The “prime rate” is a rate set by Natixis based upon various factors including Natixis’ costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Natixis shall take effect at the opening of business on the day specified in the public announcement of such change.

“Principal Obligation” means the amount of (a) the aggregate outstanding principal amount of the Loans (including Swingline Loans); plus (b) the Letter of Credit Liability.

“Property” means any real property, improvements thereon and any leasehold or similar interest in real property which is owned, directly or indirectly, by any Borrower Party, or secures any investment of any Borrower Party.

“Qualified Borrower” means any entity, which entity may be organized in the United States or outside of the United States, in which Borrower owns a direct or indirect ownership interest or through which Borrower will acquire an investment, the indebtedness of which entity can be guaranteed by Borrower pursuant to the terms of the Governing Agreement, and which entity has executed and delivered this Credit Agreement on the Closing Date or a Joinder Agreement and in respect of which entity Borrower has guaranteed the Obligations thereof pursuant to Section 6.

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“Qualified Purchaser” means a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act of 1940 and the rules and regulations promulgated thereunder, as amended to the date hereof and from time to time hereafter, and any successor Investment Company Act.

“Rated Included Investor” means any Investor that has a Rating meeting the relevant minimum requirement included in the definition of “Applicable Requirement” (or that has a Credit Provider, Sponsor, or Responsible Party that has such a Rating).

“Rated Note Feeder” means an Intermediate Entity that is a rated note feeder that delivers, among other things, an Intermediate Entity Acknowledgment pursuant to Section 7.04.

“Rating” means, for any Person, its senior unsecured debt rating (or equivalent thereof, such as, but not limited to, a corporate credit rating, issuer rating/insurance financial strength rating (for an insurance company), general obligation rating or credit enhancement program rating (for a governmental entity), or revenue bond rating (for an educational institution)) from either of S&P or Moody’s.

“Rating Agencies” means S&P, Moody’s and Fitch, or any other nationally-recognized statistical rating agency which has been approved by the Administrative Agent.

“Recipient” means Administrative Agent, any Lender, any Agent, any Liquidity Provider, the Letter of Credit Issuer, or any other recipient of any payment to be made by or on account of any obligation of any Borrower Party hereunder.

“Register” is defined in Section 13.11(e).

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, from time to time in effect, and shall include any successor or other regulation relating to reserve or margin requirements, applicable to member banks of the Federal Reserve System.

“Related Commercial Paper” means, with respect to a Conduit Lender, at any time of determination, Commercial Paper of such Conduit Lender or its Related Commercial Paper Issuer the proceeds of which are then allocated by the administrator of such Conduit Lender or its Related Commercial Paper Issuer as the source of funding the acquisition or maintenance of such Conduit Lender’s Principal Obligation hereunder.

“Related Commercial Paper Issuer” means a multi-seller commercial paper conduit that issues Commercial Paper the proceeds of which are loaned to a Conduit Lender as the source of funding the acquisition or maintenance of its Principal Obligation hereunder.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, or migration of Hazardous Materials into the environment, or into or out of any Property, including the movement of any Hazardous Material through or in the air, soil, surface water, groundwater, of any Property.

“Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.

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“Removal Effective Date” is defined in Section 12.06(b).

“Repayment Percentage” means, with respect to any Lender, (a) with respect to any Borrowing, the percentage equivalent of a fraction the numerator of which is such Lender’s applicable Principal Obligation of such Borrowing and the denominator of which is the aggregate Principal Obligation of such Borrowing; (b) with respect to any Letter of Credit, the percentage equivalent of a fraction the numerator of which is such Lender’s applicable Letter of Credit Liability and the denominator of which is the aggregate Letter of Credit Liability; and (c) with respect to any other Obligation, the percentage equivalent of a fraction the numerator of which is such Lender’s Principal Obligation and the denominator of which is the aggregate Principal Obligation.

“Request for Credit Extension” means: (a) with respect to a Borrowing, conversion or continuation of Loans, a Loan Notice; and (b) with respect to an L/C Credit Extension, the related Request for Letter of Credit and Letter of Credit Application.

“Request for Letter of Credit” means a request for the issuance of a Letter of Credit substantially in the form of Exhibit N attached hereto.

“Required Lenders” means, at any time, (a) Committed Lenders having their share of the Principal Obligation and their Unused Commitments representing more than fifty percent (50%) of the sum of (x) the total Principal Obligation then outstanding and (y) the aggregate Unused Commitments at such time, provided that in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded and the pro rata shares of the aggregate Principal Obligation and Unused Commitments of Lenders shall be redetermined for voting purposes only, to exclude the pro rata shares of the aggregate Principal Obligation and Unused Commitments of such Defaulting Lenders, and (b) at all times when two or more non-affiliated Committed Lenders (other than Defaulting Lenders) are party to this Credit Agreement, the term “Required Lenders” shall in no event mean fewer than two non-affiliated Committed Lenders.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means: (a) in the case of a corporation, its chief executive officer, president, chief financial officer, senior vice president, any vice president or treasurer, and, in any case where two Responsible Officers are acting on behalf of such corporation, the second such Responsible Officer may be a secretary or assistant secretary; (b) in the case of a limited partnership, the Responsible Officer of the general partner, acting on behalf of such general partner in its capacity as general partner; (c) in the case of a limited liability company, the Responsible Officer of the General Partner, acting on behalf of such General Partner in its capacity as General Partner; and (d) and, solely for purposes of notices given pursuant to Section 3, any other officer or employee of the applicable Borrower Party so designated by any of the foregoing officers in a notice to the Administrative Agent.

“Responsible Party” means, for any Governmental Plan Investor: (a) if the state or political subdivision under which the Governmental Plan Investor operates is obligated to fund the Governmental Plan Investor and is liable to fund any shortfalls, the state or political subdivision as applicable; and

(b) otherwise, the Governmental Plan Investor itself.

“Returned Capital” means, for any Investor, any part of any Capital Contribution that is redistributed to such Investor and is, in accordance with the terms of the Governing Agreement, added back to such Investor’s Unfunded Commitment; in each case which amount has been set forth as “Returned Capital” on a certificate of Borrower delivered to Administrative Agent.

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“RIC” means a person qualifying for treatment as a “regulated investment company” under the

Code.

“RIC Distribution Notice” means a written notice setting forth the calculation of any Permitted RIC Distribution with respect to the Borrower and certifying that the Borrower remains a “regulated investment company” under Subchapter M of the Code.

“RNF Investor” means an Investor in a Rated Note Feeder.

“S&P” means S&P Global Ratings, a subsidiary of the S&P Global, Inc., and any successor thereto. “Same Day Funds” means immediately available funds.

“Sanction(s)” means any applicable international economic sanction administered or enforced by a United States Governmental Authority (including, without limitation, OFAC), the United Nations Security Council, the European Union, His Majesty’s Treasury or other sanctions authority applicable to Pledgor.

“Sanctioned Lender” means a Lender that is a Sanctioned Person.

“Sanctioned Person” means (a) a Person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time, or (b)(i) the government of a Designated Jurisdiction or an agency of the government of a Designated Jurisdiction,

(ii) an organization controlled by a Designated Jurisdiction or organized under the laws of a Designated Jurisdiction, or (iii) an individual ordinarily resident in a Designated Jurisdiction.

“Secured Parties” means, collectively, the Lenders, the Letter of Credit Issuer, the Agents, the Liquidity Providers and the Indemnitees.

“Security Agreement” means a security agreement substantially in the form of Exhibit D attached hereto, executed and delivered by a Pledgor and General Partner to Administrative Agent for the benefit of Secured Parties, as such agreement may be amended, modified, supplemented and/or restated from time to time.

“Side Letter” means, with respect to any Pledgor any “side letter” (if any) between an Investor and such Pledgor (or General Partner).

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“SOX” means Section 402 of the Sarbanes-Oxley Act of 2002 (codified as Section 13(k) of the Securities Exchange Act of 1934, as amended).

4910-6553-8863 v.5

“SOX Insiders” means the employees (or any of their spouses) of The TCW Group, Inc., the Borrower, the Investment Advisor or any Affiliate thereof, in each case who, in the reasonable opinion of Borrower, constitute “insiders” for purposes of SOX from time to time.

“Special Included Investor” means an Included Investor specifically determined and identified by the Administrative Agent and Lenders in their sole discretion. For the avoidance of doubt, a Special Included Investor shall be treated in the same manner as an Included Investor for all purposes hereunder (including with respect to Exclusion Events) except with respect to calculating the Borrowing Base and determining Eligible Contribution.

“Sponsor” of an ERISA Investor means a sponsor as that term is understood under ERISA, specifically, the entity that established the plan and is responsible for the maintenance of the plan and, in the case of a plan that has a sponsor and participating employers, the entity that has the ability to amend or terminate the plan.

“Stated Maturity Date” means April 21, 2027, as it may be extended pursuant to Section 2.16. “Subscribed Interest” of any Investor means the limited or general partnership interest, or membership interest, of such Investor in Pledgor under the Governing Agreement.

“Subscription Agreement” means a Subscription Agreement (and, if applicable, a series supplement) executed by an Investor in connection with the subscription for a Subscribed Interest in a Pledgor.

“Subsequent Investor” is defined in Section 10.05(d).

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Borrower.

“Swingline” means the revolving credit facility made available by the Swingline Lender pursuant to Section 2.07.

“Swingline Availability Period” means the period commencing on the Closing Date and ending on the earlier of (a) the date occurring twelve (12) months thereafter and (b) the Maturity Date.

“Swingline Lender” means Natixis, in its capacity as provider of Swingline Loans, or any permitted successor Swingline Lender hereunder.

“Swingline Loan” has the meaning specified in Section 2.07(a).

“Swingline Obligation” means the aggregate outstanding principal amount of the Swingline Loans. “Swingline Sublimit” means an amount equal to $0. The Swingline Sublimit is part of, and not in addition to, the Maximum Commitment.

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“Syndicated Loan” means a Loan made pursuant to Section 2.02, including, without limitation, any Base Rate Loan, Daily SOFR Loan, Term SOFR Loan or CP Rate Loan made pursuant thereto.

“Taxes” means all present or future taxes, including, without limitation, stamp taxes (including mortgage recording taxes), levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by Administrative Agent in its reasonable discretion).

“Term SOFR Loan” means a Loan that bears interest at a rate based on the Term SOFR Rate, other than pursuant to clause (iii) of the definition of “Base Rate”.

“Term SOFR Rate” means:

(a)
for any calculation with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period, as such rate is published by the Term SOFR Administrator on the Periodic SOFR Determination Day; provided that, if the Term SOFR Rate as so determined would be less than the Floor, then the Term SOFR Rate shall be deemed to be the Floor; and
(b)
for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one (1) month, as such rate is published by the Term SOFR Administrator at the day that is a Periodic SOFR Determination Day.

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Trade Date” has the meaning set forth in Section 13.11(b)(i)(B).

“Transactions” means the execution, delivery and performance by the Borrower Parties (and, as applicable, other Pledgors) of this Credit Agreement and the other Loan Documents, the Borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

“Type of Syndicated Loan” means any Syndicated Loan (i.e., a Base Rate Loan, a Daily SOFR Loan, a Term SOFR Loan or a CP Rate Loan).

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a public holiday or the equivalent for banks under the holiday schedule recommended by the Securities Industry and Financial Markets Association (“SIFMA”) for the applicable year. In the event SIFMA ceases to publish such holiday schedule or an equivalent on a regular basis, the term “U.S. Government Securities Business Day” shall be determined on any day by reference to such other regularly published holiday schedules for such date applicable to commercial banks as is determined by Administrative Agent in its reasonable discretion.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30)

of the Code.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 4.01(e)(ii)(B)(3).

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“UCC” means the Uniform Commercial Code as adopted in the State of New York and any other state, which governs creation or perfection (and the effect thereof) of security interests in any collateral for the Obligations.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unfunded Commitment” means, with respect to any Investor at any time, the Capital Commitment of such Investor, minus the aggregate Capital Contributions made, or deemed made under the Governing Agreement to the applicable Pledgor by such Investor, plus Returned Capital attributed to such Investor, but “Unfunded Commitment” shall not include that portion of an Investor’s Capital Commitment that is, at such time, subject to a Pending Capital Call.

“Unreimbursed Amount” is defined in Section 2.08(c)(i).

“Unused Commitment” means the difference between (A) a Committed Lender’s Commitment and (B) such Committed Lender’s Lender Group’s outstanding Principal Obligation.

“Withholding Agent” means any Borrower Party and the Administrative Agent.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

1.02
Other Definitional Provisions.
(a)
All terms defined in this Credit Agreement shall have the above-defined meanings when used in the Notes or any other Loan Documents or any certificate, report or other document made or delivered pursuant to this Credit Agreement, unless otherwise defined in such other document.
(b)
Defined terms used in the singular shall import the plural and vice versa.
(c)
The words “hereof,” “herein,” “hereunder,” and similar terms when used in this Credit Agreement shall refer to this Credit Agreement as a whole and not to any particular provisions of this Credit Agreement.
(d)
Article, Section, Exhibit and Schedule references are to the Loan Document in which

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such reference appears.
(e)
The term “including” is by way of example and not limitation.
(f)
The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.
(g)
In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”
(h)
Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Credit Agreement or any other Loan Document.
1.03
Times of Day. Unless otherwise specified in the Loan Documents, time references are to time in New York, New York.
1.04
Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Credit Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the audited financial statements of each Pledgor, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of each Pledgor and its Subsidiaries shall be deemed to be carried at one hundred percent (100%) of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded.
1.05
Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.
1.06
Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.

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2.
LOANS AND LETTERS OF CREDIT.
2.01
Revolving Credit Commitment. Subject to the terms and conditions herein set forth, each Committed Lender severally agrees, on any Business Day during the Availability Period, to make Syndicated Loans to the Borrower Parties, on a several basis, at any time and from time to time in an aggregate principal amount up to such Committed Lender’s Commitment at any such time; provided, however, that after making any such Loans: (a) such Committed Lender’s Principal Obligation would not exceed such Committed Lender’s Commitment as of such date; (b) the Principal Obligation of such Committed Lender’s Lender Group would not exceed the aggregate applicable Lender Group Limit of such Lender Group; and (c) the Principal Obligation would not exceed the Available Commitment. Subject to the foregoing limitation, the conditions set forth in Section 7 and the other terms and conditions hereof, the Borrower Parties may borrow, repay without penalty or premium (subject to Section 4.05), and re-borrow hereunder, during the Availability Period. Each Borrowing pursuant to this Section 2.01 shall be funded ratably by each Lender Group in accordance with its Applicable Percentage and, if applicable, by a Committed Lender in a particular Lender Group in accordance with such Committed Lender’s Applicable Percentage. No Lender shall be obligated to fund any Loan if the interest rate applicable thereto hereunder would exceed the Maximum Rate in effect with respect to such Loan.
2.02
Borrowing Procedures.
(a)
Request for Borrowing. Except with respect to Swingline Loans which are addressed in Section 2.07, each Borrowing, each conversion of Daily SOFR Loans or Term SOFR Loans or Base Rate Loans from one Type of Syndicated Loan to another, and each continuation of Term SOFR Loans shall be made upon the applicable Borrower Party’s irrevocable written notice to Administrative Agent. Unless otherwise agreed by Administrative Agent, each such notice must be received by Administrative Agent not later than 11:00 a.m. at least: (i) three (3) Business Days prior to the requested date of any Borrowing other than for a Base Rate Loan or Daily SOFR Loan;

(ii) three (3) Business Days prior to the conversion of Base Rate Loans to another Type of Syndicated Loan or the continuation of Term SOFR Loans; and (iii) one (1) Business Day prior to the requested date of any Borrowing of Base Rate Loans or Daily SOFR Loans or of any conversion of Daily SOFR Loans or Term SOFR Loans to Base Rate Loans. Each Loan Notice shall specify:

(A) whether the Borrower Party is requesting a Borrowing, a conversion of a Daily SOFR Loan, Term SOFR Loan or Base Rate Loan to another Type of Syndicated Loan, or a continuation of Term SOFR Loans; (B) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day, the “Loan Date”); (C) the principal amount of Syndicated Loans to be borrowed, converted or continued; (D) if any portion of such Borrowing is not to be funded by a Conduit Lender through the issuance of Commercial Paper, whether such portion of such Borrowing is to be funded instead as a Base Rate Loan, Daily SOFR Loan or Term SOFR Loan (it being understood that if any Conduit Lender elects to fund any portion of a Loan through its Liquidity Provider, such Conduit Lender’s Funding Agent shall determine whether such portion shall bear interest based on the Daily Simple SOFR, Term SOFR Rate or the Base Rate for the period prior to the time such portion of such Loan is funded through the issuance of Commercial Paper); (E) the Type of Syndicated Loans to which any existing Daily SOFR Loans, Term SOFR Loans or Base Rate Loans are to be converted; and (F) to which account the proceeds of such Borrowing, conversion or continuation should be directed. If a Borrower Party fails to give a timely notice requesting a continuation of a Term SOFR Loan, then the applicable Loan shall be continued as a Term SOFR Loan with an Interest Period of one (1) month, and such continuation shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loan. If a Borrower Party fails to specify an Interest Period with respect to a Term SOFR Loan, it will be deemed to have specified an Interest Period of one (1) month.

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(b)
Administrative Agent Notification. Following receipt of a Loan Notice, Administrative Agent shall promptly, but in any event on the date of receipt of such Loan Notice, if such Loan Notice is received by Administrative Agent not later than 11:00 a.m., notify each Funding Agent of the amount (and currency) of its Lender Group’s Applicable Percentage of the applicable Syndicated Loans, and if no timely notice of a conversion or continuation is provided by a Borrower Party, Administrative Agent shall notify each Funding Agent of the details of any automatic continuation of Term SOFR Loans described in the preceding subsection.
(c)
Conduit Lender Determination and Committed Lender Commitment. Upon receipt of a Loan Notice with respect to Syndicated Loans funded at the CP Rate from Administrative Agent, each Funding Agent shall request the Conduit Lender (if any) in its Lender Group to make the Syndicated Loan, and such Conduit Lender may from time to time during the Availability Period, in its sole discretion, agree or decline to make the Syndicated Loan. At no time will any Conduit Lender have any obligation to fund a Syndicated Loan or participate in any Letter of Credit or Swingline Loans. At all times on and after the Conduit Investment Termination Date for a Conduit Lender, or if Conduit Lender has failed for whatever reason to fund its portion of a Borrowing in full, all Loans shall be made by the Committed Lenders of such Conduit Lender’s Lender Group. At any time when a Conduit Lender has rejected a request for Syndicated Loan (it being understood that if a Conduit Lender does not fund any Syndicated Loan in relation to which all of the conditions precedent set forth in Section 7.02 have been satisfied on the date set forth in the applicable Loan Notice, such Conduit Lender shall be deemed to have rejected the request for Syndicated Loan), such Conduit Lender’s Funding Agent shall so notify the Committed Lenders in such Conduit Lender’s Lender Group and such Committed Lenders shall make such Syndicated Loan in accordance with their respective Applicable Percentage. Notwithstanding anything contained in this Section 2.02(c) or elsewhere in this Credit Agreement to the contrary, no Committed Lender shall be obligated to provide Administrative Agent or any Borrower Party with funds in connection with a Syndicated Loan in an amount that would result in such Committed Lender’s Principal Obligation exceeding its Commitment then in effect by any such Committed Lender as a Liquidity Provider under a Liquidity Agreement, and all Loans funded by a Conduit Lender shall be CP Rate Loans.
(d)
Reserved.
(e)
Tranches. Notwithstanding anything to the contrary contained herein, the Borrower Parties shall not have the right to have more than seven (7) Term SOFR Loans (other than Swingline Loans) in the aggregate outstanding hereunder at any one time during the Availability Period.
(f)
Continuations and Conversions of Loans and Automatic Continuation of CP Rate Loans. Except as otherwise provided herein, a Term SOFR Loan may be continued or converted only on the last day of an Interest Period for such Term SOFR Loan. During the existence of an Event of Default or Default under Section 11.01(a), 11.01(g) and 11.01(h), no Base Rate Loans, Daily SOFR Loans or Term SOFR Loans may be requested as or converted to or continued as Term SOFR Loans or Daily SOFR Loans without the consent of the Required Lenders; provided that, notwithstanding the foregoing and for the avoidance of doubt, (i) Daily Simple SOFR and Term SOFR Loans may be converted to Base Rate Loans during the existence of an Event of Default or Default under Section 11.01(a), 11.01(g) and 11.01(h) and (ii) Term SOFR Loans may be continued as Term SOFR Loans during the existence of an Event of Default or Default under Section 11.01(a), 11.01(g) and 11.01(h), in each case, unless Administrative Agent has otherwise accelerated the Obligations or exercised other rights that terminate the Commitments under

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Section 11.02. Any CP Rate Loan shall automatically continue as a CP Rate Loan without any further action of any Borrower Party.

2.03
Minimum Loan Amounts. Each Borrowing of, conversion to or continuation of Syndicated Loans shall be in a principal amount that is an integral multiple of $100,000 and not less than

$1,000,000, and each Borrowing of, conversion to or continuation of Base Rate Loans shall be in an amount that is an integral multiple of $100,000 and not less than $500,000; provided, however, that a Base Rate Loan may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or in an aggregate amount that is required for the reimbursement of a Letter of Credit under Section 2.08(c).

2.04
Funding.
(a)
Funding by Committed Lenders; Presumption by Administrative Agent. Except with respect to Swingline Loans, which are addressed in Section 2.07, each Conduit Lender and each Committed Lender, as the case may be, shall, in accordance with the terms hereof, on any Loan Date make the proceeds of its Applicable Percentage of each Borrowing available to Administrative Agent in Dollars at Administrative Agent’s Office for the applicable currency for the account of the appropriate Borrower Party (or, if otherwise agreed between such Lender and such Borrower Party and upon fulfillment of all applicable conditions set forth herein, directly to such Borrower Party as specified in the Loan Notice, or, if requested by such Borrower Party in the Loan Notice, shall wire transfer such funds as requested) no later than 2:00 p.m. in each case on the Loan Date in Same Day Funds, and upon fulfillment of all applicable conditions set forth herein, Administrative Agent shall promptly deposit such proceeds in Same Day Funds in such Borrower Party’s account at Administrative Agent specified in the Loan Notice, or, if requested by such Borrower Party in the Loan Notice, shall wire transfer such funds as requested; provided, however, that (i) if, in connection with a particular Credit Extension, the 2:00 p.m. time in this sentence is not met as a result of an operational or technical error, issue or oversight, then the 2:00 p.m. time in this sentence shall instead be 3:00 p.m. and (ii) if a single entity is the only Lender, such Lender may wire such funds directly to the Borrower Party (or as directed by the Borrower Party) as specified in the Loan Notice. The failure of any Committed Lender to advance the proceeds of its respective share of any Borrowing required to be advanced hereunder shall not relieve any other Committed Lender of its obligation to advance the proceeds of its Applicable Percentage of any Borrowing required to be advanced hereunder. Absent contrary written notice from a Funding Agent prior to the proposed Loan Date that a Conduit Lender or a Committed Lender in such Lender Group will not make available to Administrative Agent such Lender’s share, as applicable, of such Borrowing, Administrative Agent may assume that each Committed Lender and each Conduit Lender, as the case may be, has made its Applicable Percentage of the requested Borrowing available to Administrative Agent on the applicable Loan Date and in the applicable currency, and Administrative Agent may, in reliance upon such assumption (but is not required to), make available to the appropriate Borrower Party a corresponding amount.
(b)
Obligations of Committed Lenders Several. The obligations of the Committed Lenders hereunder to make Syndicated Loans, to fund participations in Letters of Credit and Swingline Loans and to make payments pursuant to Section 13.06(c) are several and not joint. The failure of any Committed Lender to make any Syndicated Loan, to fund any such participation or to make any payment under Section 13.06(c) on any date required hereunder shall not relieve any other Committed Lender of its corresponding obligation to do so on such date, and no Committed Lender shall be responsible for the failure of any other Committed Lender to so make its Syndicated Loan, to purchase its participation or to make its payment under Section 13.06(c).
(c)
Commercial Paper. Each Conduit Lender confirms that, to the extent permitted by its commercial paper program documentation, it intends to fund all Loans hereunder through the issuance of its Commercial Paper at all times prior to the occurrence of a Liquidity Event, the termination date specified in its Liquidity Agreement, an Event of Default or certain other

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circumstances occurring in the financial or Commercial Paper markets in general or with respect to the Loan Documents, or any Borrower Party in particular which, in the opinion of such, Conduit Lender or its Funding Agent or Administrator, make funding the Loans through the issuance of Commercial Paper reasonably inadvisable.
2.05
Interest.
(a)
Interest Rate. Subject to the provisions of clause (b) below:
(i)
(A) each CP Rate Loan funded by a Conduit Lender through the issuance of Commercial Paper shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the CP Rate for such Interest Period plus the Applicable Margin for CP Rate Loans, and (B) each CP Rate Loan funded by a Conduit Lender through its Liquidity Provider shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the rate set forth in clause (b) of the definition of “Term SOFR Rate” plus the Applicable Margin or, if such rate is not available, the Base Rate plus the Applicable Margin, each in accordance with Section 2.02, for each day in such Interest Period prior to the day on which such funding has been refinanced through the issuance of Commercial Paper and at the CP Rate for the remainder of such Interest Period plus the Applicable Margin for CP Rate Loans;
(ii)
each Term SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Term SOFR Rate for such Interest Period plus the Applicable Margin in accordance with Section 2.02;
(iii)
each Daily SOFR Loan will bear interest on the outstanding principal amount thereof at a rate per annum equal to Daily Simple SOFR plus the Applicable Margin in accordance with Section 2.02; and
(iv)
each Base Rate Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate plus the Applicable Margin for Base Rate Loans in accordance with Section 2.02.
(b)
Default Rate.
(i)
If any amount of principal of the Obligations is not paid when due (without regard to any applicable grace periods), then (in lieu of the interest rate provided in Section 2.05(a) above) such amount shall bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate.
(ii)
If any amount (other than principal of the Obligations) payable by Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders (in lieu of the interest rate provided in Section 2.05(a) above), such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate.
(iii)
Upon the request of Required Lenders, while any Event of Default exists, then (in lieu of the interest rate provided in Section 2.05(a) above) the principal amount of the Obligations shall bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate, from the date of the occurrence of such Event of Default until such Event of Default is cured or is waived.
(c)
Initial Benchmark Conforming Changes. In connection with the use or

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administration of any Benchmark, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Credit Agreement or any other Loan Document. Administrative Agent will promptly notify Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of any Benchmark.
2.06
Determination of Rate and Billing. Each change in the rate of interest for any Borrowing or any portion thereof shall become effective, without prior notice to the Borrower Parties, automatically as of the opening of business of Administrative Agent on the date of said change. Administrative Agent shall promptly notify Borrower and the Committed Lenders of the interest rate applicable to any Interest Period for Term SOFR Loans upon determination of such interest rate. The determination of the Term SOFR Rate and Daily Simple SOFR by Administrative Agent shall be conclusive in the absence of manifest error. The applicable CP Rate shall be determined for each Conduit Lender by the applicable Funding Agent and reported, together with a calculation of any accrued interest and fees for the applicable period (but excluding any fee payable pursuant to Section 2.11) payable to such Conduit Lender on any Interest Payment Date, to the Administrative Agent and the Borrower by 11:00 a.m. five (5) Business Days prior to such Interest Payment Date; provided that, if such Funding Agent fails to report the CP Rate to the Administrative Agent and the Borrower by such time, the Administrative Agent shall be authorized to use the interest rate being paid to the non-Conduit Lenders for such applicable period for any such non-reporting Conduit Lender (provided that such amount paid to any non-reporting Conduit Lender shall be trued-up on the following applicable Interest Payment Date upon five (5) Business Days prior notice). The Administrative Agent will bill the Borrower on behalf of all Lenders with respect to interest on Daily SOFR Loans, Term SOFR Loans, Base Rate Loans, and CP Rate Loans.
2.07
Swingline Loans.
(a)
The Swingline. Subject to the terms and conditions set forth herein during the Swingline Availability Period, the Swingline Lender agrees, in reliance upon the agreements of the Committed Lenders set forth in this Section 2.07, on any Business Day during the Availability Period, to make loans (each such loan, a “Swingline Loan”) in Dollars to the Borrower Parties at any time and from time to time in an aggregate principal amount not to exceed at any time outstanding the amount of the Swingline Sublimit; provided, however, that after giving effect to any Swingline Loan or purchase or funding any risk participations therein: (i) the Principal Obligation shall not exceed the Available Commitment; (ii) no Committed Lender’s Revolving Credit Exposure shall exceed such Committed Lender’s Commitment (minus any amounts funded in respect of a Loan hereunder (but not used to fund such Loan and accordingly not included in the Principal Obligation) by any such Committed Lender as a Liquidity Provider under a Liquidity Agreement); (iii) the Principal Obligation of each Lender Group shall not exceed such Lender Group’s Lender Group Limit; and (iv) the Swingline Obligation shall not exceed the Swingline Sublimit; and provided, further, that the Borrower Parties shall not: (A) use the proceeds of any Swingline Loan to refinance any outstanding Swingline Loan; or (B) except with the approval of the Swingline Lender, request more than two (2) Swingline Loans during any given week. Within

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the foregoing limits, and subject to the other terms and conditions hereof, the Borrower Parties may borrow under this Section 2.07, prepay under Section 3.05, and re-borrow under this Section 2.07. Each Swingline Loan shall bear interest payable in arrears on the outstanding principal amount thereof, from the applicable Borrowing date thereof to the date of payment of such Swingline Loan, at a rate per annum equal to the Base Rate plus the Applicable Margin for Base Rate Loans and shall only be made in Dollars. Immediately upon the making of a Swingline Loan, each Committed Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swingline Lender a risk participation in such Swingline Loan in an amount equal to such Committed Lender’s Applicable Percentage of the principal amount of such Swingline Loan.

(b)
Borrowing Procedures. Each Borrowing under the Swingline shall be made upon the applicable Borrower Party’s irrevocable written notice to the Administrative Agent. Each such notice must be received by the Administrative Agent not later than 10:00 a.m. on the requested Borrowing date, and shall: (i) specify the amount to be borrowed, which shall be in a principal amount that is not less than $1,000,000; (ii) specify the requested Borrowing date, which shall be a Business Day; and (iii) simultaneously request a Borrowing of a Base Rate Loan (which shall automatically convert to a Term SOFR Loan with a one (1) month Interest Period three (3) days thereafter but without regard to the minimum and multiples specified in Section 2.03) under Section 2.02 to repay such Swingline Loan. Each such notice must be made by delivery to the Swingline Lender and the Administrative Agent of a written Loan Notice for such Swingline Loan and an applicable Syndicated Loan (to refinance such Swingline Loan), appropriately completed and signed by a Responsible Officer of such Borrower Party. Promptly after receipt by the Administrative Agent of any Loan Notice for a Swingline Loan, Administrative Agent shall notify the Swingline Lender of the amount of the applicable Swingline Loan. Unless the Swingline Lender has received notice from the Administrative Agent (including at the request of any Lender) prior to 12:00 noon on the date of the proposed Swingline Borrowing: (A) directing the Swingline Lender not to make such Swingline Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.07(a); or (B) that one (1) or more of the applicable conditions specified in Section 7 is not then satisfied, then, subject to the terms and conditions hereof, the Swingline Lender will, not later than 4:00 p.m. on the Borrowing date specified in such Loan Notice, make the amount of its Swingline Loan available to the Administrative Agent’s Office for the account of the applicable Borrower Party at its office in Same Day Funds, and upon fulfillment of the applicable conditions set forth herein, Administrative Agent shall promptly deposit such proceeds in Same Day Funds in such Borrower Party’s account specified in the Loan Notice, or, if requested by such Borrower Party in the Loan Notice, shall wire transfer such funds as requested. Absent contrary written notice from the Swingline Lender prior to the proposed Borrowing date that the Swingline Lender will not make available to Administrative Agent the Swingline Loan, its Administrative Agent may assume that the Swingline Lender has made its share of the requested Swingline Loan available to Administrative Agent on the requested Borrowing date, and Administrative Agent may, in reliance upon such assumption (but is not required to), make available to the appropriate Borrower Party a corresponding amount by crediting the account of such Borrower Party specified in such Loan Notice.
(c)
Refinancing of Swingline Loans.
(i)
To the extent a Loan Notice for a Syndicated Loan is not simultaneously delivered with a Loan Notice for a Swingline Loan, the Swingline Lender at any time in its sole and absolute discretion may request, on behalf of the applicable Borrower Party (which hereby irrevocably authorizes the Swingline Lender to so request on its behalf), that each Lender Group make a Syndicated Loan in an amount equal to such Lender Group’s Applicable Percentage of the amount of Swingline Loans then outstanding. Such request

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shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, but without regard to the minimum and multiples specified in Section 2.03 for the principal amount of Base Rate Loans (to be automatically converted to a Term SOFR Loan with a one (1) month Interest Period three (3) days thereafter), but subject to the unutilized portion of the Available Commitment and the applicable conditions set forth in Section 7. Promptly upon receipt of such Loan Notice, the Administrative Agent will give notice thereof to each Funding Agent by 1:00 p.m. at least one (1) Business Day prior to the date specified in such Loan Notice, specifying in such Loan Notice such Lender Group’s Applicable Percentage of such Swingline Loan or Loans, and the Swingline Lender shall furnish the applicable Borrower Party with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each (A) Conduit Lender may, and if a Conduit Lender does not, each Committed Lender in such Conduit Lender’s Lender Group shall, and (B) each Committed Lender in a Lender Group without a Conduit Lender shall, upon receipt of such Loan Notice, make an amount equal to its Lender Group’s Applicable Percentage (or, in the case of a Committed Lender, its Applicable Percentage) of the amount specified in such Loan Notice available (including for this purpose Cash Collateral and other credit support made available with respect to the applicable Swingline Loan) to the Administrative Agent in Same Day Funds for the account of the Swingline Lender not later than 1:00 p.m. on the day specified in such Loan Notice, whereupon, subject to Section 2.07(c)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the applicable Borrower Party in such amount. The Administrative Agent shall remit the funds so received to the Swingline Lender.

(ii)
If for any reason any Swingline Loan cannot be refinanced by such a Base Rate Loan in accordance with Section 2.07(c)(i), the request for Syndicated Loans submitted by the Swingline Lender as set forth herein shall be deemed to be a request by the Swingline Lender that each of the Lender Groups fund its risk participation in the relevant Swingline Loan with a Base Rate Loan and each Lender Group’s payment to the Administrative Agent for the account of the Swingline Lender pursuant to Section 2.07(c)(i) shall be deemed payment in respect of such participation.
(iii)
If any Lender Group fails to make available to the Administrative Agent for the account of the Swingline Lender any amount required to be paid by such Lender Group pursuant to the foregoing provisions of this Section 2.07(c) by the time specified in Section 2.07(c)(i), the Swingline Lender shall be entitled to recover from the Committed Lenders in such Lender Group (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swingline Lender in accordance with banking industry rules on interbank compensation; provided, however, that if such Lender Group fails to pay its amount upon Administrative Agent’s demand, then: (A) promptly on demand, to the extent such funds are available in the applicable Collateral Account for such purpose; and (B) otherwise, to the extent that it is necessary for Borrower to issue Capital Call Notices to fund such required payment, within fifteen (15) Business Days after Administrative Agent’s demand, Borrower shall issue such Capital Call Notices and shall make such payment promptly after the related Capital Contributions are received. A certificate of the Swingline Lender submitted to any Committed Lender (through the Administrative Agent and the applicable Funding Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.
(iv)
Each Committed Lender’s obligation to make Syndicated Loans or to purchase

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and fund risk participations in Swingline Loans on behalf of its Lender Group pursuant to this Section 2.07(c) shall be absolute and unconditional and shall not be affected by any circumstance, including: (A) any set-off, counterclaim, recoupment, defense or other right which such Committed Lender may have against the Swingline Lender, any Borrower Party or any other Person for any reason whatsoever; (B) the occurrence or continuance of an Event of Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Committed Lender’s obligation to make Syndicated Loans pursuant to this Section 2.07(c) is subject to the applicable conditions set forth in Section 7. No such funding of risk participations shall relieve or otherwise impair the obligation of the applicable Borrower Party to repay Swingline Loans, together with interest as provided herein.

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(d)
Repayment of Participations.
(i)
At any time after any Lender Group has purchased and funded a risk participation in a Swingline Loan, if Administrative Agent receives any payment on account of such Swingline Loan, Administrative Agent will distribute to such Lender Group its share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender Group’s risk participation was funded) in the same funds as those received by Administrative Agent.
(ii)
If any payment received by Administrative Agent in respect of principal or interest on any Swingline Loan is required to be returned by Administrative Agent under any of the circumstances described in Section 13.04 (including pursuant to any settlement entered into by the Swingline Lender in its discretion), each Committed Lender on behalf of its Lender Group shall pay to the Administrative Agent for the account of the Swingline Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swingline Lender. The obligations of the Lender Groups and the Committed Lenders under this clause (ii) shall survive the payment in full of the Obligation and the termination of this Credit Agreement.
(e)
Interest for Account of Swingline Lender. The Administrative Agent shall be responsible for invoicing the applicable Borrower Party for interest on the Swingline Loans. Until each Lender Group funds its Syndicated Loans or risk participation pursuant to this Section 2.07 to refinance such Lender Group’s share of any Swingline Loan, interest in respect of such share shall be solely for the Administrative Agent for the account of the Swingline Lender.
(f)
Payments Directly to Swingline Lender. The applicable Borrower Party shall make all payments of principal and interest in respect of the Swingline Loans directly to the Swingline Lender.
2.08
Letters of Credit.
(a)
Letter of Credit Commitment.
(i)
Subject to the terms and conditions hereof, on any Business Day during the Letter of Credit Availability Period: (A) the Letter of Credit Issuer agrees, in reliance upon the agreements of the Committed Lenders set forth in this Section 2.08: (1) to issue

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Letters of Credit denominated in Dollars for the account of a Borrower Party, in aggregate face amounts that shall be not less than $100,000, as a Borrower Party may request (except to the extent a lesser amount is requested by such Borrower Party and agreed by Administrative Agent and the Letter of Credit Issuer), and to amend or extend Letters of Credit previously issued by it; and (2) to honor drawings under the Letters of Credit; and

(B) Committed Lenders severally agree to participate in Letters of Credit issued for the account of a Borrower Party and any drawings thereunder; provided, however that after giving effect to any L/C Credit Extension with respect to any Letter of Credit: (I) the Principal Obligation will not exceed the Available Commitment; (II) the Letter of Credit Liability will not exceed the Letter of Credit Sublimit; (III) the aggregate Principal Obligation of the Lenders that are members of any Lender Group will not exceed the Lender Group Limit of such Lender Group; and (IV) the Principal Obligation of any Committed Lender will not exceed such Lender’s Commitment (minus any amounts funded in respect of a Loan hereunder (but not used to fund such Loan and accordingly not included in the Principal Obligation) by any such Committed Lender as a Liquidity Provider under a Liquidity Agreement). Within the foregoing limits, and subject to the terms and conditions hereof, a Borrower Party’s ability to obtain Letters of Credit shall be fully revolving, and accordingly a Borrower Party may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired (without any pending drawing) or that have been drawn upon and reimbursed. The Letter of Credit Issuer shall have the right to approve the form of Letter of Credit requested.

(ii)
The Letter of Credit Issuer shall not issue any Letter of Credit, if:

(A) subject to Section 2.08(b)(iii), the expiry date of such Letter of Credit would occur more than twelve (12) months after the date of issuance or last extension, unless the Letter of Credit Issuer of such Letter of Credit have approved such expiry date in its sole discretion; or (B) the expiry date of such Letter of Credit would occur after the Stated Maturity Date, without the consent of the Letter of Credit Issuer of such Letter of Credit (in its sole discretion), in which case any such Letter of Credit shall be Cash Collateralized on the Letter of Credit Collateralization Date; provided, however, that the expiry date of such Letter of Credit shall not occur more than twelve (12) months after the Stated Maturity Date.

(iii)
The Letter of Credit Issuer shall not be under any obligation to issue any Letter of Credit if:
(A)
any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Letter of Credit Issuer from issuing such Letter of Credit, or any Law applicable to the Letter of Credit Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Letter of Credit Issuer shall prohibit, or request that the Letter of Credit Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Letter of Credit Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Letter of Credit Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Letter of Credit Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Letter of Credit Issuer in good faith deems material to it (for which the Letter of Credit Issuer is not otherwise compensated hereunder);
(B)
the issuance of such Letter of Credit would violate any Laws or one (1) or more policies of the Letter of Credit Issuer applicable to letters of credit generally;

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(C)
such Letter of Credit is to be denominated in a currency other than

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Dollars;

(D)
such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or
(E)
any Committed Lender is at that time a Defaulting Lender, unless no Fronting Exposure exists or would exist after issuing such Letter of Credit (after giving effect to Section2.15(a)(iv)) with respect to such Defaulting Lender or the Letter of Credit Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the Letter of Credit Issuer (in its sole discretion) with the applicable Borrower Party or such Committed Lender to eliminate the Letter of Credit Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.15(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other Letter of Credit Liability as to which the Letter of Credit Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion.
(iv)
The Letter of Credit Issuer shall not be under any obligation to amend any Letter of Credit if: (A) the Letter of Credit Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof; or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.
(v)
The Letter of Credit Issuer shall act on behalf of Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the Letter of Credit Issuer shall have all of the benefits and immunities as: (A) provided to Administrative Agent in Section 12 with respect to any acts taken or omissions suffered by Letter of Credit Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Section 12 included Letter of Credit Issuer with respect to such acts or omissions; and (B) additionally provided herein with respect to Letter of Credit Issuer.
(b)
Procedures for Issuance and Amendment of Letters of Credit.
(i)
Each Letter of Credit shall be issued or amended, as the case may be, upon the request of a Borrower Party delivered to the Letter of Credit Issuer selected by such Borrower Party with respect to such Letter of Credit (with a copy to Administrative Agent) in the form of a Request for Credit Extension, together with a Borrowing Base Certificate, each appropriately completed and signed by a Responsible Officer of such Borrower Party. Such Request for Credit Extension may be sent by fax, by United States mail, by overnight courier, by electronic transmission using the system provided by the Letter of Credit Issuer, by personal delivery or by any other means reasonably acceptable to the Letter of Credit Issuer. Such Request for Credit Extension must be received by the Letter of Credit Issuer and Administrative Agent not later than 11:00 a.m. at least three (3) Business Days prior to the proposed issuance date or date of amendment, as the case may be, of any Letter of

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Credit (or such later date and time as Administrative Agent and the Letter of Credit Issuer may agree in a particular instance in their sole discretion). In the case of a request for an initial issuance of a Letter of Credit, such Request for Credit Extension shall specify in form and detail satisfactory to the Letter of Credit Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof;

(C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the Letter of Credit Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, the related Request for Credit Extension shall specify in form and detail satisfactory to the Letter of Credit Issuer: (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the Letter of Credit Issuer may reasonably require. Additionally, the applicable Borrower Party shall furnish to the Letter of Credit Issuer and Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the Letter of Credit Issuer or Administrative Agent may reasonably require. Each Request for Credit Extension submitted by a Borrower Party shall be deemed to be a representation and warranty that the conditions specified in Section 7.02(a) and (b) have been satisfied on and as of the date of the issuance or amendment of any Letter of Credit.

(ii)
Promptly after receipt of any Request for Credit Extension relating to a Letter of Credit, the Letter of Credit Issuer will confirm with Administrative Agent that Administrative Agent has received a copy of such Request for Credit Extension from a Borrower Party and, if not, the Letter of Credit Issuer will provide Administrative Agent with a copy thereof. The Letter of Credit Issuer shall also promptly notify each Funding Agent (which in turn shall promptly notify each Committed Lender in its Lender Group) of the Request for Credit Extension and the terms thereof. Unless the Letter of Credit Issuer has received written notice from any Committed Lender, Administrative Agent or any Borrower Party, at least one (1) Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Section 7 shall not then be satisfied, then, subject to the terms and conditions hereof, the Letter of Credit Issuer shall, on the requested date, issue a Letter of Credit for the account of such Borrower Party or enter into the applicable amendment, as the case may be, in each case in accordance with the Letter of Credit Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Committed Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Letter of Credit Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Committed Lender’s Applicable Percentage times the amount of such Letter of Credit. With the approval of Administrative Agent and the Letter of Credit Issuer, the risk participation of each Committed Lender shall terminate upon the occurrence of the Maturity Date and the full and final payment of the Obligations (other than the Cash Collateralized Letter of Credit Liability described below), and the Issuer Documents, rather than this Credit Agreement, shall govern the rights and obligations of Administrative Agent, Letter of Credit Issuer and Borrower Parties with respect to such Letter of Credit Liability, so long as Borrower has Cash Collateralized all Letter of Credit Liability then outstanding, to the reasonable satisfaction of Administrative Agent and Letter of Credit Issuer.
(iii)
If a Borrower Party so requests in any applicable Request for Letter of Credit, the Letter of Credit Issuer may, in its sole and reasonable discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto Extension Letter of

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Credit”); provided that any such Auto Extension Letter of Credit must permit the Letter of Credit Issuer to prevent any such extension at least once in each twelve (12)-month period (commencing with the date of issuance of such Letter of Credit) by giving at least five (5) days’ prior notice to the beneficiary thereof and the Borrower (the “Non-Extension Notice Date”) to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the Letter of Credit Issuer, a Borrower Party shall not be required to make a specific request to the Letter of Credit Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the Letter of Credit Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Collateralization Date; provided, however, that the Letter of Credit Issuer shall not permit any such extension if: (A) the Letter of Credit Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.08(a) or otherwise); or (B) it has received written notice on or before the day that is five (5) Business Days before the Non-Extension Notice Date: (1) from Administrative Agent that the Required Lenders have elected not to permit such extension; or (2) from Administrative Agent, any Lender or any Borrower Party that one or more of the applicable conditions specified in Section 7.02 and, if applicable, Section 7.03, is not then satisfied, and in each such case directing the Letter of Credit Issuer not to permit such extension.
(iv)
Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the Letter of Credit Issuer will also deliver to the applicable Borrower Party and Administrative Agent and each Funding Agent a true and complete copy of such Letter of Credit or amendment.

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(c)
Drawings and Reimbursements; Funding of Participation.
(i)
Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the Letter of Credit Issuer shall notify the applicable Borrower Party and Administrative Agent thereof. Not later than 12:00 noon on the date of any payment by the Letter of Credit Issuer under a Letter of Credit (each such date, an “Honor Date”), the applicable Borrower Party shall reimburse the Letter of Credit Issuer through Administrative Agent in an amount equal to the amount of such drawing. If a Borrower Party fails to so reimburse the Letter of Credit Issuer by such time, Administrative Agent shall promptly notify each Funding Agent (which shall in turn promptly notify such Committed Lender in its Lender Group) of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Committed Lender’s Applicable Percentage thereof. In such event, the applicable Borrower Party shall be deemed to have requested a Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum amount specified in Section 2.03 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Available Commitment and the applicable conditions set forth in Section 7 (other than the delivery of a Loan Notice). Any notice given by the Letter of Credit Issuer or Administrative Agent pursuant to this Section 2.08(c)(i) must be given in writing; provided that the lack of such an prompt confirmation shall not affect the conclusiveness or binding effect of such notice.
(ii)
Each Committed Lender (including the Committed Lender acting as the Letter of Credit Issuer) shall upon any notice pursuant to Section 2.08(c)(i) make funds available (and Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the Letter of Credit Issuer at Administrative Agent’s Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by Administrative Agent (so long as such Committed Lender has been provided with notice by 1:00 p.m. at least one (1) Business Day in advance of its funding obligation hereunder), whereupon, subject to the provisions of Section 2.08(c)(iii), each Committed Lender that so makes funds available shall be deemed to have made a Base Rate Loan to Borrower in such amount. Administrative Agent shall remit the funds so received to the Letter of Credit Issuer.
(iii)
With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing of Base Rate Loans because the applicable conditions set forth in Section 7, cannot be satisfied or for any other reason, the applicable Borrower Party shall be deemed to have incurred from the Letter of Credit Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Committed Lender’s payment to Administrative Agent for the account of the Letter of Credit Issuer pursuant to Section 2.08(c)(i) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Committed Lender in satisfaction of its participation obligation under this Section 2.08.
(iv)
Until each Committed Lender funds its Base Rate Loan or L/C Advance pursuant to this Section 2.08(c) to reimburse the Letter of Credit Issuer for any amount drawn under any Letter of Credit, interest in respect of such Committed Lender’s Repayment Percentage of such amount shall be solely for the account of the Letter of Credit Issuer.
(v)
Each Committed Lender’s obligation to make Base Rate Loans or L/C

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Advances to reimburse the Letter of Credit Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.08(c), shall be absolute and unconditional and shall not be affected by any circumstance, including: (A) any set-off, counterclaim, recoupment, defense or other right which such Committed Lender may have against the Letter of Credit Issuer, any Borrower Party, or any other Person for any reason whatsoever;

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(B) the occurrence or continuance of a Default or Event of Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Committed Lender’s obligation to make Base Rate Loans pursuant to this Section 2.08(c) is subject to the applicable conditions set forth in Section 7 (other than delivery of a Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of any Borrower Party to reimburse the Letter of Credit Issuer for the amount of any payment made by the Letter of Credit Issuer under any Letter of Credit, together with interest as provided herein.

(vi)
If any Committed Lender fails to make available to Administrative Agent for the account of the Letter of Credit Issuer any amount required to be paid by such Committed Lender pursuant to the foregoing provisions of this Section 2.08(c) by the time specified in Section 2.08(c)(ii), then, without limiting the other provisions of this Credit Agreement, the Letter of Credit Issuer shall be entitled to recover from such Committed Lender (acting through Administrative Agent), on demand, such amount with interest

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thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Letter of Credit Issuer at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the Letter of Credit Issuer submitted to any Committed Lender (through Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

(vii)
Notwithstanding anything herein to the contrary (but subject to Section 2.08(c)(vi)) and for purposes of clarity, a Conduit Lender, in lieu of its Committed Lender, may fund the applicable Base Rate Loan or L/C Advance hereunder at the CP Rate.
(d)
Repayment of Participations.
(i)
At any time after the Letter of Credit Issuer has made a payment under any Letter of Credit and has received from any Committed Lender such Committed Lender’s L/C Advance in respect of such payment in accordance with Section 2.08(c), if Administrative Agent receives for the account of the Letter of Credit Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the applicable Borrower Party or otherwise, including proceeds of Cash Collateral applied thereto by Administrative Agent), Administrative Agent will distribute to such Committed Lender its share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Committed Lender’s L/C Advance was outstanding) in the same funds as those received by Administrative Agent.
(ii)
If any payment received by Administrative Agent for the account of the Letter of Credit Issuer pursuant to Section 2.08(d)(i) is required to be returned under any of the circumstances described in Section 13.04 (including pursuant to any settlement entered into by the Letter of Credit Issuer in its discretion), each Committed Lender shall pay to Administrative Agent for the account of the Letter of Credit Issuer its share thereof on demand of Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Committed Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.
(e)
Obligations Absolute. The obligation of the Borrower Party that is the applicant for a Letter of Credit to reimburse the Letter of Credit Issuer for each drawing under such Letter of Credit and to repay each L/C Borrowing in respect of such Letter of Credit shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Credit Agreement under all circumstances, including the following:
(i)
any lack of validity or enforceability of such Letter of Credit, this Credit Agreement, or any other Loan Document;
(ii)
the existence of any claim, counterclaim, set-off, defense or other right that any Borrower Party may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Letter of Credit Issuer or any other Person, whether in connection with this Credit Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
(iii)
any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the

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transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv)
honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft;
(v)
any payment made by the Letter of Credit Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under, such Letter of Credit if payment upon presentation after such date is authorized by the UCC or the ISP, as applicable;
(vi)
any payment by the Letter of Credit Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the Letter of Credit Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or
(vii)
any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower Party.

Each Borrower Party shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with such Borrower Party’s instructions or other irregularity, such Borrower Party will promptly notify the Letter of Credit Issuer. Each Borrower Party shall be conclusively deemed to have waived any such claim against the Letter of Credit Issuer and its correspondents unless such notice is given as aforesaid.

(f)
Role of Letter of Credit Issuer. Each Committed Lender and each Borrower Party agree that, in paying any drawing under a Letter of Credit, the Letter of Credit Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the Letter of Credit Issuer, any Related Party nor any of the respective correspondents, participants or assignees of the Letter of Credit Issuer shall be liable to any Committed Lender for:

(i) any action taken or omitted in connection herewith at the request or with the approval of the Committed Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence, bad faith or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or related Request for Credit Extension. Each Borrower Party hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude each Borrower Party’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the Letter of Credit Issuer, any Related Party, nor any of the respective correspondents, participants or assignees of the Letter of Credit Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (vii) of Section 2.08(e); provided, however, that anything in such clauses to the contrary notwithstanding, a Borrower Party may have a claim against the Letter of Credit Issuer, and the Letter of Credit Issuer may be liable to such Borrower Party, to the extent, but only to the extent, of any direct, as opposed to

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consequential or exemplary, damages suffered by such Borrower Party which such Borrower Party proves were caused by the Letter of Credit Issuer’s willful misconduct, bad faith or gross negligence or the Letter of Credit Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the Letter of Credit Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the Letter of Credit Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. The Letter of Credit Issuer may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (known as SWIFT) message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary.

(g)
Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Documents, the terms hereof shall control.
(h)
Applicability of ISP; Limitation of Liability. Unless otherwise expressly agreed by the Letter of Credit Issuer and the applicable Borrower Party when a Letter of Credit is issued the rules of the ISP shall apply to each standby Letter of Credit. Notwithstanding the foregoing, Letter of Credit Issuer shall not be responsible to the Borrower Parties for, and Letter of Credit Issuer’s rights and remedies against any Borrower Party shall not be impaired by, any action or inaction of the Letter of Credit Issuer that is required under any law or order, including the Law or any order of a jurisdiction where Letter of Credit Issuer or the beneficiary is located, or that is recognized as an acceptable practice for issuers of Letters of Credit under the ISP, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice.
2.09
Payment of Borrower Guaranty. In consideration of Lenders’ agreement to advance funds to a Qualified Borrower hereunder, to cause Letters of Credit to be issued for the account of a Qualified Borrower, and to accept Borrower’s guaranty pursuant to Section 6, Borrower hereby authorizes, empowers, and directs Administrative Agent, for the benefit of itself, the Letter of Credit Issuer, the Funding Agents and the Lenders (each a “Guaranteed Party”), to disburse directly to the applicable Guaranteed Party, with notice to Borrower, in Same Day Funds an amount equal to the amount due and owing under Section 6, together with all interest, costs, expenses and fees due to the applicable Guaranteed Party pursuant thereto in the event (i) Administrative Agent shall have not received payment from such Qualified Borrower of its Obligations when due or (ii) any Event of Default specified in Section 11.01(a), 11.01(g) or 11.01(h) occurs with respect to such Qualified Borrower. Administrative Agent will promptly notify Borrower of any disbursement made to the Guaranteed Parties pursuant to the terms hereof; provided that the failure to give such notice shall not affect the validity of the disbursement. Any such disbursement made by Administrative Agent to the Guaranteed Parties shall be deemed to be a Base Rate Loan, and Borrower shall be deemed to have given to Administrative Agent, in accordance with the terms and conditions of Section 2.02(a), a Loan Notice with respect thereto. Administrative Agent may conclusively rely on the Guaranteed Parties as to the amount due to the Guaranteed Parties under Section 6.
2.10
Use of Proceeds and Letters of Credit. The proceeds of the Loans and the Letters of Credit shall be used solely for the purposes permitted under the Governing Agreement and the Constituent Documents of the Borrower Parties; provided that the proceeds of the Loans and Letters of Credit shall not

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be used, to any such Borrower Party’s actual knowledge to, directly or indirectly, either (x) purchase any asset or securities from, or securities issued by, any Lender’s “affiliate” as such term is defined in 12 C.F.R. Part 223 (such “affiliate”, a “Lender Affiliate”), (y) invest in any fund advised by a Lender or Lender Affiliate thereof or (z) lend to any Lender Affiliate. None of the Lenders, Agents, or Administrative Agent shall have any liability, obligation, or responsibility whatsoever with respect to any Borrower Party’s use of the proceeds of the Loans or the Letters of Credit, and none of the Letter of Credit Issuer, Lenders, Agents, or Administrative Agent shall be obligated to determine whether or not any Borrower Party’s use of the proceeds of the Loans or the Letters of Credit are for purposes permitted above. Nothing, including, without limitation, any Borrowing, any continuation or conversion thereof in accordance with the terms of this Credit Agreement, or any issuance of any Letter of Credit, or acceptance of any other document or instrument, shall be construed as a representation or warranty, express or implied, to any party by any Agent, the Letter of Credit Issuer, any Lender or Administrative Agent as to whether any investment by a Borrower Party is permitted by the terms of the Governing Agreement or the Constituent Documents of any Borrower Party. Each Borrower Party agrees to respond promptly to any reasonably requests for information related to its use of proceeds from any Borrowing to the extent required by any Lender in connection with such Lender’s determination of its compliance with Section 23A of the Federal Reserve Act (12 U.S.C. § 371c) and the Federal Reserve Board’s Regulation W (12 C.F.R. Part 223). In connection with each Loan Notice hereunder, the requesting Borrower Party shall be deemed to have represented and warranted to Administrative Agent on the date of such Borrowing that, to its actual knowledge, as of the date of the requested Borrowing, the proceeds of such Borrowing will not be used by such Borrower Party to, directly or indirectly, either (x) purchase any asset or securities from, or securities issued by, any Lender Affiliate, (y) invest in any fund advised by a Lender or Lender Affiliate thereof or (z) lend to any Lender Affiliate.

2.11
Unused Commitment Fee. In addition to the payments provided for in Section 3 and subject to Section 2.15(a)(iii), Borrower shall pay to Administrative Agent, for the account of each Committed Lender, according to its Applicable Percentage, an unused commitment fee on the actual daily amount by which the Maximum Commitment exceeds the Principal Obligation (i) if such amount is equal to or less than 50% of the Maximum Commitment, then at a rate equal to 0.30% per annum, and (ii) if such amount is greater than 50% of the Maximum Commitment, then at a rate equal to 0.50% per annum. The unused commitment fee and minimum usage fee shall be payable in arrears on the first (1st) Business Day of each calendar quarter for the preceding calendar quarter and on the Maturity Date for the period from the end of the preceding calendar quarter until the Maturity Date. Notwithstanding anything herein to the contrary, Swingline Loans will not be deemed to be utilization for purposes of calculating the fees above. Borrower and Committed Lenders acknowledge and agree that the unused commitment fees payable hereunder are bona fide unused commitment fees and are intended as reasonable compensation to Committed Lenders for committing to make funds available to Borrower as described herein and for no other purposes and shall be due and payable whether or not the conditions precedent in Section 7.02 are satisfied.
2.12
Letter of Credit Fees.
(a)
Letter of Credit Fee. Subject to Sections 2.15, the Borrower Party that is the applicant for a Letter of Credit shall pay to Administrative Agent for the account of each Committed Lender in accordance with its Repayment Percentage, a fee (the “Letter of Credit Fee”) for each such Letter of Credit equal to the Applicable Margin for Letters of Credit per annum times the daily amount available to be drawn under each such Letter of Credit; provided, however that any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral or other credit support arrangements satisfactory to the Letter of Credit Issuer pursuant to Section 2.08 shall be payable, to the maximum extent permitted by applicable law, to the other Committed Lenders in

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accordance with their respective Repayment Percentages (without giving effect to the Letter of Credit Liability held by each Defaulting Lender), with the balance of such fee, if any, payable to the Letter of Credit Issuer for its own account. Such fee shall be: (i) due and payable in quarterly installments in arrears on the first Business Day of each calendar quarter for the preceding calendar quarter, commencing on the first such date to occur after the issuance of any Letter of Credit, on the Maturity Date, and thereafter (if applicable) on demand; and (ii) computed quarterly in arrears. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.05. If there is any change in the Applicable Margin for Letters of Credit during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Margin for Letters of Credit separately for each period during such quarter that such Applicable Margin for Letters of Credit was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, such fee shall accrue at a rate equal to the Applicable Margin for Letters of Credit plus two percent (2%).

(b)
Fronting Fee and Administrative Charges. The Borrower Party that is the applicant for a Letter of Credit shall pay to the Letter of Credit Issuer, for its own account, in consideration of the issuance and fronting of Letters of Credit, a fronting fee with respect to each such Letter of Credit issued by the Letter of Credit Issuer, at a rate equal to 0.25% per annum, computed on the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears. Such fronting fee shall be due and payable on the first Business Day of each calendar quarter for the preceding calendar quarter, commencing on the first such date to occur after the issuance of any Letter of Credit, on the Maturity Date and thereafter (if applicable) on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.05. In addition, such Borrower Party shall pay directly to the Letter of Credit Issuer for its own account the customary issuance, presentation, amendment and other processing fees, provided that such fees shall not exceed five hundred dollars ($500), and other standard costs and charges of the Letter of Credit Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.
2.13
Computation of Interest and Fees. All computations of interest with respect to the Base Rate (including for Base Rate Loans determined by reference to the Term SOFR Rate) shall be made on the basis of a year of three hundred sixty-five (365) or three hundred sixty-six (366) days, as the case may be, and actual days elapsed. All other computations of fees and interest (including for Daily SOFR Loans) shall be made on the basis of a three hundred sixty (360)-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a three hundred sixty-five (365) day year). Interest shall accrue on each Loan from and including the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 3.03, bear interest for one (1) day.
2.14
Cash Collateral.
(a)
Certain Credit Support Events. If: (i) the Letter of Credit Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing that has not been repaid in accordance with the provisions of this Credit Agreement;

(ii) as of the Letter of Credit Collateralization Date, any Letter of Credit Liability for any reason remains outstanding; (iii) the applicable Borrower Party shall be required to provide Cash Collateral pursuant to Section 11.02; or (iv) there shall exist a Defaulting Lender; Borrower shall immediately (in the case of clause (iii) above) or within one (1) Business Day (in all other cases)

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following any request by Administrative Agent or the Letter of Credit Issuer, provide Cash Collateral in an amount not less than the applicable Minimum Collateral Amount (determined in the case of Cash Collateral provided pursuant to clause (iv) above after giving effect to Section 2.15(a)(iv) and any Cash Collateral provided by the Defaulting Lender). In addition,

(x) Section 3.04 sets forth certain additional requirements for the delivery of Cash Collateral or other credit support in certain circumstances, and (y) Section 2.07 contemplates the delivery of Cash Collateral or other credit support in connection with the issuance of Swingline Loans.

(b)
Grant of Security Interest. Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) Administrative Agent, for the benefit of Administrative Agent, the Letter of Credit Issuer, the Swingline Lender and the Lenders, and agrees to maintain, a first priority security interest in all cash, including all deposit accounts and all balances therein, and all other property provided as Cash Collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.14(d). If at any time Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than Administrative Agent, the Swingline Lender or the Letter of Credit Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, Borrower will, promptly upon demand by Administrative Agent, pay or provide to Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at Natixis (or with respect to any Letter of Credit, the applicable Letter of Credit Issuer if requested thereby). Borrower shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges (provided that such administrative fees and charges shall not exceed one thousand dollars ($1,000) annually) in connection with the maintenance and disbursement of Cash Collateral.
(c)
Letters of Credit Sublimit. If Administrative Agent notifies the Borrower Parties at any time that the Letter of Credit Liability at such time exceeds the Letter of Credit Sublimit then in effect, then the Borrower Party having applied for such Letter of Credit shall Cash Collateralize the Letter of Credit Liability in an amount equal to the amount by which Letter of Credit Liability exceeds the Letter of Credit Sublimit: (A) promptly upon receipt of such notice (but in no event later than two (2) Business Days thereafter), with proceeds from a Borrowing hereunder, up to the Available Commitment at such time; and (B) to the extent that for any reason such Borrowing is not available in an amount sufficient to fully Cash Collateralize such amount of the Letter of Credit Liability, within fifteen (15) Business Days of receipt of such notice, with the proceeds of a Capital Call (and each Pledgor shall issue such Capital Call Notices during such time, and shall Cash Collateralize such Letter of Credit Liability immediately after the Capital Contributions relating to such Capital Call are received).
(d)
Application. Notwithstanding anything to the contrary contained in this Credit Agreement, Cash Collateral provided hereunder shall be held and applied to the satisfaction of the specific Letter of Credit Liability, obligation to fund participations in Swingline Loans, or other obligations for which such Cash Collateral was provided, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.
(e)
Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following: (i) the

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elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 13.11(b)(vii))); or (ii) the good faith determination by Administrative Agent and the Letter of Credit Issuer that there exists excess Cash Collateral; provided, however: (x) that Cash Collateral furnished by or on behalf of a Borrower Party shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.14 may be otherwise applied in accordance with Section 11.05); and

(y) the Person providing Cash Collateral and the Letter of Credit Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.

2.15
Defaulting Lenders.
(a)
Adjustments. Notwithstanding any provision of this Credit Agreement to the contrary, if any Committed Lender becomes a Defaulting Lender, then, until such time as such Committed Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:
(i)
Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Credit Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 13.01.
(ii)
Defaulting Lender Applications. Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 11 or otherwise) or received by Administrative Agent from a Defaulting Lender pursuant to Section 13.02, shall be applied at such time or times as may be determined by Administrative Agent in the following order: (a) to the payment of any amounts owing by such Defaulting Lender to Administrative Agent hereunder; to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Letter of Credit Issuer or Swingline Lender hereunder; to Cash Collateralize the Letter of Credit Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.14; (b) as Borrower may request (so long as no Default or Event of Default exists), to the funding of any Syndicated Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Credit Agreement, as determined by Administrative Agent; (c) if so determined by Administrative Agent and Borrower, to be held in a deposit account and released pro rata in order to: (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Credit Agreement; and (y) Cash Collateralize the Letter of Credit Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Credit Agreement, in accordance with Section 2.14; (d) to the payment of any amounts owing to the Lenders, the Letter of Credit Issuer or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Letter of Credit Issuer or Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Credit Agreement; (e) so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Credit Agreement; and (f) to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if: (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share; and (y) such Loans were made or the related Letters of Credit were

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issued at a time when the conditions set forth in Section 7.02 were satisfied or waived, such payment shall be applied solely to pay the Syndicated Loans of, and Letter of Credit Liability owed to, all Lender Groups of Non-Defaulting Lenders in accordance with their respective Repayment Percentage (without giving effect to the Principal Obligation of such Defaulting Lender) prior to being applied to the payment of any Syndicated Loans of, or Letter of Credit Liability owed to, such Defaulting Lender until such time as all Syndicated Loans and funded and unfunded participations in Letter of Credit Liability and Swingline Loans are held by the Committed Lenders in accordance with each such Committed Lender’s Repayment Percentage (without giving effect to the Principal Obligation held by such Defaulting Lender) without giving effect to Section 2.15(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.15(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(iii)
Certain Fees.
(A)
A Defaulting Lender shall not be entitled to receive any unused commitment fee payable under Section 2.11 for any period during which that Lender is a Defaulting Lender (and Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender).
(B)
Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Repayment Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.14.
(C)
With respect to any fee payable under Section 2.11 or any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or clause (B) above, Borrower shall: (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letter of Credit Liability or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below; (y) pay to the Letter of Credit Issuer and Administrative Agent for the account of the Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Letter of Credit Issuer’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender; and (z) Borrower shall not be required to pay the remaining amount of any such fee.
(iv)
Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letter of Credit Liability and Swingline Loans shall be reallocated among each Non-Defaulting Lender (based on its Committed Lender Percentage (without giving effect to the Commitment of such Defaulting Lender)) calculated as the product of its Lender Group’s Lender Group Percentage (without giving effect to the Commitment of such Defaulting Lender) multiplied by the principal amount of such participation, but only to the extent that: (x) the conditions set forth in Section 7.02 are satisfied at the time of such reallocation (and, unless Borrower shall have otherwise notified Administrative Agent at such time, Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such

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time); and (y) such reallocation does not cause (i) the aggregate Revolving Credit Exposure and Letter of Credit Liability of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment or (ii) the Revolving Credit Exposure and Letter of Credit Liability of any Lender Group to exceed the aggregate Commitments of its Non-Defaulting Lenders. Subject to Section 13.28, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Committed Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(v)
Cash Collateral. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, Borrower shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Lender’s Fronting Exposure and (y) second, Cash Collateralize the Letter of Credit Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.14.
(b)
Defaulting Lender Cure. If Borrower, Administrative Agent, Swingline Lender and the Letter of Credit Issuer agree in writing that a Committed Lender is no longer a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Committed Lender will, to the extent applicable, purchase at par that portion (not otherwise funded by its Lender Group) of outstanding Syndicated Loans of the other Lender Groups or take such other actions as Administrative Agent may determine to be necessary to cause the Syndicated Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held among the Lender Groups (and the Committed Lenders therein) in accordance with their Applicable Percentages (without giving effect to Section 2.15(a)(iv)), whereupon such Committed Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Committed Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Committed Lender will constitute a waiver or release of any claim of any party hereunder arising from that Committed Lender’s having been a Defaulting Lender.
2.16
Extension of Stated Maturity Date. So long as no (x) Event of Default or Default shall have occurred and be continuing on the Stated Maturity Date and (y) the representations and warranties contained in Section 8 or in any other Loan Document shall be true and correct in all material respects on, and as of, the Stated Maturity Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.16, the representations and warranties contained in Section 8.06 shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 9.01, Borrower may extend the Stated Maturity Date to a Business Day that is not later than twelve (12) months after the then-effective Stated Maturity Date, no more than one (1) time, upon (the date such conditions are satisfied, the “Facility Extension Effective Date”): (a) delivery of a Facility Extension Request to Administrative Agent not less than thirty (30) days prior to the Stated Maturity Date then in effect; (b) payment to Administrative Agent for the benefit of the Lenders of a facility extension fee as set forth in a separate fee letter agreement; and (c) consent of Administrative Agent and all Lenders of such extension, in their sole discretion.
2.17
Increase in the Maximum Commitment.
(a)
Administrative Agent shall, at the request of Borrower from time to time, increase the Maximum Commitment to the amount requested by Borrower by: (x) admitting additional

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committed lenders hereunder (each, a “Subsequent Committed Lender”); or (y) increasing the Commitment of any Committed Lender (each, an “Increasing Committed Lender”); or both, subject to the following conditions and Section 2.17(c):
(i)
Borrower shall have delivered to Administrative Agent the Facility Increase Request (and Administrative Agent shall promptly deliver copies of such notice to Funding Agents);
(ii)
If requested pursuant to Section 3.01, Borrower shall, as applicable, execute a new Note payable to each Subsequent Committed Lender and Increasing Committed Lender;
(iii)
Borrower shall have delivered to Administrative Agent, in each case in form and substance satisfactory to Administrative Agent in its sole discretion, (A) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Borrower Party as Administrative Agent may reasonably require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the requested increase, this Credit Agreement and the other Loan Documents to which such Borrower Party is a party; and (B) a favorable opinion of counsel to the Borrower Parties, covering such matters relating to the requested increase and the other transactions contemplated hereby, and the Borrower Parties hereby request that such counsel deliver such opinion; provided, however, Administrative Agent may, in its sole discretion, waive or deem satisfied any of the foregoing conditions in this Section 2.17(a)(iii) at any time and from time to time;
(iv)
After giving effect to the increase in the Committed Lender’s Commitment, the Maximum Commitment will not exceed the Maximum Accordion Amount;
(v)
The increase in the aggregate amount of Committed Lenders’ Commitments shall be in the minimum amount of $10,000,000;
(vi)
No Default or Event of Default shall have occurred and be continuing or would result from such increase in the Committed Lenders’ Commitments;
(vii)
As of the date of such increase, the representations and warranties contained in Section 8 shall be true and correct in all material respects, with the same force and effect as if made on and as of such date; except to the extent that such representations and warranties specifically refer to any earlier date, in which case they shall be true and correct in all material respects as of such earlier date and except that for the purposes of this Section 2.17(a)(vii), the representations and warranties contained in Section 8.06 shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 9.01;
(viii)
Administrative Agent consents to such Facility Increase Request; and
(ix)
Borrower shall pay the applicable Facility Increase Fee.
(b)
With respect to each Facility Increase Request delivered pursuant to

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Section 2.17(a)(i), Administrative Agent agrees that:

(i)
Administrative Agent will use its best efforts to syndicate the requested increase of the Maximum Commitment;
(ii)
Each Subsequent Committed Lender shall be approved (not to be unreasonably withheld, delayed or conditioned) in writing by the Administrative Agent and the Borrower; and
(iii)
Administrative Agent shall cause: (A) unless previously agreed in writing, each Increasing Committed Lender to consent to such increase in writing; and (B) each Subsequent Committed Lender to execute a joinder to this Credit Agreement in the form of Exhibit K.
(c)
Notwithstanding anything else in the foregoing: (i) no admission of any Subsequent Committed Lender shall increase the Commitment of any existing Committed Lender without such existing Committed Lender’s consent; (ii) no Committed Lender shall become an Increasing Committed Lender without such Committed Lender’s consent; and (iii) except for an increase in connection with this Section 2.17, no increase will be permitted after Borrower has decreased the Maximum Commitment under Section 3.06.
(d)
If Administrative Agent deems it advisable, Borrower and each Lender agree to execute an amendment to this Credit Agreement, in form and substance reasonably acceptable to Administrative Agent, to document an increase in the Maximum Commitment pursuant to this Section 2.17.
3.
PAYMENT OF OBLIGATIONS.
3.01
Notes.
(a)
The Borrowings funded by each Lender shall be evidenced by one (1) or more accounts or records maintained by such Lender (or its Funding Agent) and by Administrative Agent in the Register in the ordinary course of business. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of such Borrower Party hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender (or its Funding Agent, if applicable) and the accounts and records of Administrative Agent in respect of such matters, the accounts and records of Administrative Agent shall control in the absence of manifest error.
(b)
Any Funding Agent, on behalf of any Lender member of its Lender Group, may request that the Syndicated Loans to be made by such Lender Group to the Borrower shall be evidenced by promissory notes. Swingline Loans and Qualified Borrower obligations shall not be evidenced by separate promissory notes. If so requested, the Borrower shall issue such Notes. Each such Note shall: (a) be payable to the Funding Agent for such Lender Group or such other administrator or trustee for the Lender member of such Lender Group as such Funding Agent may designate (or, if requested by such Funding Agent, to such Funding Agent and its registered assigns); (b) bear interest in accordance with the provisions hereof; (c) be in the form of Exhibit B, attached hereto (with blanks appropriately completed in conformity herewith); and (d) be made by the Borrower. The Borrower agrees, from time to time, upon the request of Administrative Agent or any applicable Funding Agent, to reissue new Notes, in accordance with the terms and in the

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form heretofore provided, to any Committed Lender or Conduit Lender and to any Assignee of such Lender in accordance with Section 13.12, in substitution for the Notes previously issued by the Borrower to the Funding Agent or other party, as appropriate and in accordance herewith for the affected Lender, and such previously issued Notes shall be returned to the Borrower marked “cancelled”.

3.02
Payment of Interest.
(a)
Interest. Interest on each Borrowing and any portion thereof shall commence to accrue in accordance with the terms of this Credit Agreement and the other Loan Documents as of the date of the disbursal or wire transfer of such Borrowing by Administrative Agent, consistent with the provisions of Sections 2.06 and 2.13, notwithstanding whether any Borrower Party received the benefit of such Borrowing as of such date and even if such Borrowing is held in escrow pursuant to the terms of any escrow arrangement or agreement. When a Borrowing is disbursed by wire transfer pursuant to instructions received from a Borrower Party, then such Borrowing shall be considered made at the time of the transmission of the wire, in accordance with the Loan Notice, rather than the time of receipt thereof by the receiving bank. With regard to the repayment of the Loans, interest shall continue to accrue on any amount repaid until such time as the repayment has been received in federal or other Same Day Funds by Administrative Agent.
(b)
Interest Payment Dates. Except with respect to Swingline Loans, which are addressed by Section 2.07(a) accrued and unpaid interest on the Obligations, including any interest payable on any Loan prepaid pursuant to Section 3.05, shall be due and payable: (i) in arrears on each Interest Payment Date (for the fiscal quarter then ended with respect to Base Rate Loans, for the Interest Period then ended with respect to Term SOFR Loans and for all accrued and unpaid interest to date with respect to CP Rate Loans) and on the Maturity Date; (ii) on each other date of any reduction of the Principal Obligations hereunder (other than a voluntary prepayment pursuant to Section 3.05); and (iii) with respect to any obligation of a Borrower Party hereunder on which such Borrower Party is in default, at any time and from time to time following such default upon demand by Administrative Agent. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
(c)
Direct Disbursement. If, at any time, Administrative Agent or the Letter of Credit Issuer shall not have received on the date due, any payment of interest upon the Loans or any fee described herein, Administrative Agent may direct the disbursement of funds from the applicable Collateral Account to Lenders in accordance with the terms hereof, to the extent available therein for payment of any such amount.
3.03
Payments of Obligations.
(a)
Maturity Date. The principal amount of the Obligations outstanding on the Maturity Date, together with all accrued but unpaid interest thereon and any other Obligations then outstanding, shall be due and payable on the Maturity Date. Each Borrower Party shall repay each Swingline Loan made to such Borrower Party on the earlier to occur of (i) the date three (3) Business Days after such Swingline Loan is made and (ii) the Maturity Date; provided, that, if an Event of Default shall occur, then all Swingline Loans shall immediately become due and payable.
(b)
Payments Generally. All payments of principal of, and interest on, the Obligations under this Credit Agreement by any Borrower Party to or for the account of Lenders, or any of them, shall be made without condition or deduction for any counterclaim, defense,

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recoupment or setoff by such Borrower Party. Except as otherwise expressly provided herein, all payments by the Borrower Parties hereunder shall be made to Administrative Agent, for the account of the respective Lenders and Lender Groups to which such payment is owed, at Administrative Agent’s Office in Dollars and in Same Day Funds not later than 1:00 p.m. on the date specified herein. Without limiting the generality of the foregoing, Administrative Agent may require that any payments due under this Credit Agreement be made in the United States. Funds received by Administrative Agent after 1:00 p.m. shall be treated for all purposes as having been received by Administrative Agent on the first Business Day next following receipt of such funds and any applicable interest or fees shall continue to accrue. Except as provided in Section 13.11(c) hereof, and except for Swingline Loans repaid to the Swingline Lender before the provisions of Section 2.07(d)(i) become applicable, each Lender shall be entitled to receive its applicable share of each payment received by Administrative Agent hereunder for the account of Lenders on the Obligations. Each payment received by Administrative Agent hereunder for the account of a Lender shall be promptly distributed by Administrative Agent to the appropriate Funding Agent. If any payment to be made by any Borrower Party shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. Each Funding Agent agrees to use reasonable efforts to apply the amounts received in respect of such repayments to the outstanding Loans of the Lenders members of its Lender Group so as to minimize broken funding payments payable pursuant to Section 4.05.

(c)
Clawback.
(i)
Funding by Lenders; Presumption by Administrative Agent. Unless Administrative Agent shall have received notice from a Funding Agent prior to the proposed date of any Borrowing of Term SOFR Loans, Daily SOFR Loans or CP Rate Loan (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender Group will not make available to Administrative Agent such Lender Group’s share of such Borrowing, Administrative Agent may assume that such Lender Group has made such share available on such date in accordance with Section 2.04 (or, in the case of a Borrowing of Base Rate Loans, that such Lender Group has made such share available in accordance with and at the time required by Section 2.04) and may, in reliance upon such assumption, make available to the applicable Borrower Party a corresponding amount. In such event, if a Lender Group has not in fact made its share of the applicable Borrowing available to Administrative Agent, then the Committed Lenders in such Lender Group and the applicable Borrower Party severally agree to pay to Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to such Borrower Party to but excluding the date of payment to Administrative Agent, at: (A) in the case of a payment to be made by such Committed Lender, the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by Administrative Agent in connection with the foregoing; and (B) in the case of a payment to be made by a Borrower Party, the interest rate applicable to Base Rate Loans; provided, however, that if funds are not available to such Borrower Party in the Collateral Account to make payment on demand, to the extent that it is necessary for each Pledgor to issue Capital Call Notices to fund such required payment, such payment shall be made within fifteen (15) Business Days after Administrative Agent’s demand (and, in any event, Borrower shall issue such Capital Call Notices and shall make such payment promptly after the related Capital Contributions are received). If any Borrower Party and such Committed Lender shall pay such interest to

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Administrative Agent for the same or an overlapping period, Administrative Agent shall promptly remit to such Borrower Party the amount of such interest paid by such Borrower Party for such period. If such Committed Lender pays its share of the applicable Borrowing to Administrative Agent, then the amount so paid shall constitute such Committed Lender’s Syndicated Loan included in such Borrowing as of the date of such Borrowing. Any payment by a Borrower Party shall be without prejudice to any claim such Borrower Party may have against a Committed Lender that shall have failed to make such payment to Administrative Agent.

(ii)
Payments by Borrower Parties; Presumptions by Administrative Agent. Unless Administrative Agent shall have received notice from a Borrower Party prior to the date on which any payment is due to Administrative Agent for the account of the Funding Agent, the Swingline Lender or the Letter of Credit Issuer hereunder that such Borrower Party will not make such payment, Administrative Agent may assume that such Borrower Party has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Funding Agent, the Swingline Lender or the Letter of Credit Issuer, as the case may be, the amount due. In such event, if such Borrower Party has not in fact made such payment, then each of the Committed Lenders or the Letter of Credit Issuer, as the case may be, severally agrees to repay to Administrative Agent forthwith on demand the amount so distributed to such Funding Agent’s Lender Group or the Letter of Credit Issuer, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of Administrative Agent to any Committed Lender or any Borrower Party with respect to any amount owing under this subsection (c) shall be conclusive, absent manifest error.

(d)
General Order of Application. Each such repayment shall be applied to repay all outstanding Loans (other than any Swingline Loan) ratably or such Swingline Loan, as applicable. All payments made on the Obligations shall be credited, to the extent of the amount thereof, in the following order: (a) against all costs, expenses and other fees (including Attorney Costs) arising under the terms hereof; (b) against the amount of interest accrued and unpaid on the Obligations as of the date of such payment; (c) against all principal due and owing on the Obligations as of the date of such payment; and (d) to all other amounts constituting any portion of the Obligations.
3.04
Mandatory Prepayment.
(a)
Excess Loans Outstanding. If, on any day, the Principal Obligation exceeds the Available Commitment (including, without limitation, as a result of an Exclusion Event, the delivery of an Initial Notice or the application of any applicable Concentration Limit (a “Mandatory Prepayment Event”)), then the applicable Borrower Party shall pay to Administrative Agent, for the benefit of Lenders, an amount sufficient that, after giving effect to such prepayment and any Capital Calls to fund such prepayment, the Principal Obligation would no longer exceed the Available Commitment (except to the extent any Swingline Loan is outstanding and the applicable Borrower Party elects to pay all or any portion of such excess with respect to any Swingline Loan, in which case such payment shall be for the benefit of Swingline Lender) (such amount, “Required Payment”), in Same Day Funds: (a) promptly on demand (but in no event later than three (3) Business Days after such demand), to the extent such funds are available in the Collateral Account; and (b) within fifteen (15) Business Days of demand to the extent that it is

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necessary for each Pledgor to issue Capital Call Notices to fund such Required Payment (and each Pledgor shall issue such Capital Call Notices during such time and shall pay such Required Payment promptly after the Capital Contributions relating to such Capital Call Notice are received), together with all funds then on deposit in the Collateral Account equal the Required Payment to be paid pursuant to this Section 3.04(a).

(b)
Excess Letters of Credit Outstanding. To the extent that any excess calculated pursuant to Section 3.04(a) is attributable to undrawn Letters of Credit, then the applicable Borrower Party may Cash Collateralize the Letter of Credit Liability in the amount of such excess, when required pursuant to the terms of Section 3.04(a). To the extent that the Letter of Credit Liability exceeds the Available Commitment, the applicable Borrower Parties shall Cash Collateralize such Letter of Credit Liability in an amount equal to the excess of the Letter of Credit Liability over the Available Commitment. Unless otherwise required by law, upon: (A) a change in circumstances such that such amount no longer remains outstanding; or (B) the full and final payment of the Obligations, Administrative Agent shall return to the applicable Borrower Party any remaining Cash Collateral as promptly as reasonably practicable and in any event within two (2) Business Days.
3.05
Voluntary Prepayments. Any Borrower Party may, upon delivery of a Prepayment Notice to Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that: (a) with respect to Swingline Loans, the principal of any Swingline Loan may be prepaid by 11:00 a.m. on any Business Day, and any prepayment not received by 11:00 a.m. on such Business Day shall be deemed to have been made on the next succeeding Business Day;

(b) with respect to any other Loan, such Prepayment Notice must be received by Administrative Agent not later than: (A) 11:00 a.m. three (3) Business Days prior to any date of prepayment of Term SOFR Loans, Daily SOFR Loans or CP Rate Loans; and (B) 11:00 a.m. one (1) Business Day prior to any date of prepayment of Base Rate Loans; and (c) any prepayment of Loans shall be in a minimum principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof; or, if less, the entire principal amount thereof then outstanding. Each such Prepayment Notice shall specify the date (which shall be a Business Day) and amount of such prepayment, if applicable, the Type(s) of Syndicated Loans to be prepaid. Administrative Agent will promptly notify each Funding Agent of its receipt of each such Prepayment Notice, and of the amount of its Lender Group’s Repayment Percentage of such prepayment. If such Prepayment Notice is given by a Borrower Party, such Borrower Party shall make such prepayment and the payment amount specified in such Prepayment Notice shall be due and payable on the date specified therein. With respect to any Loan prepaid pursuant to this Section 3.05, all accrued interest thereon shall be paid in accordance with Section 3.02(b) and any additional amounts required pursuant to Section 4 with respect thereto shall be promptly paid following receipt of an accurate and correct invoice for such amounts. Subject to Section 2.15, each such prepayment shall be applied to the Principal Obligation held by each Lender in accordance with its applicable Repayment Percentage.

3.06
Reduction or Early Termination of Commitments. Borrower may, upon notice to the Administrative Agent, terminate the aggregate Commitments, or from time to time permanently reduce the aggregate Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. three (3) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Maximum Commitment hereunder shall at no time equal an aggregate amount of less than $25,000,000, (iv) Borrower shall not terminate or reduce the aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Principal Obligation would exceed the Available Commitments; and (v) if, after giving effect to any reduction of the aggregate Commitments, the Letter of Credit Sublimit or the Swingline Sublimit exceeds the amount of the aggregate Commitments, such Letter of Credit Sublimit or Swingline Sublimit, as applicable, shall be automatically reduced by the

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amount of such excess. The Administrative Agent will promptly notify the Committed Lenders of any such notice of termination or reduction of the aggregate Commitments. Any reduction of the aggregate Commitments shall be applied to the Commitment of each Committed Lender according to its pro rata share thereof. All fees accrued until the effective date of any termination of the aggregate Commitments shall be paid on the effective date of such termination.

3.07
Lending Office. Each Lender may: (a) designate the principal office or a branch, subsidiary or Affiliate of such Lender as its Lending Office (and the office to whose accounts payments are to be credited) for any Term SOFR Loan or Daily SOFR Loan; (b) designate its principal office or a branch, subsidiary or Affiliate as its Lending Office (and the office to whose accounts payments are to be credited) for any Base Rate Loan; and (c) change its Lending Office from time to time by notice to Administrative Agent and Borrower; provided that, in each case such designation does not impose any obligation to pay or withhold any Taxes or Other Taxes. In such event, the Funding Agent for such Lender shall continue to hold the Note, if any, evidencing its Loans for the benefit and account of such branch, subsidiary or Affiliate. Each Committed Lender shall be entitled to fund all or any portion of its Commitment in any manner it deems appropriate, consistent with the provisions of Section 2.06, but for the purposes of this Credit Agreement such Committed Lender shall, regardless of such Committed Lender’s actual means of funding, be deemed to have funded its Commitment in accordance with the Interest Option selected from time to time by the Borrower Parties for such Borrowing period.
4.
CHANGE IN CIRCUMSTANCES.
4.01
Taxes.
(a)
Payments Free of Taxes; Obligation to Withhold; Payments on Account of

Taxes.

(i)
Any and all payments by or on account of any obligation of any Borrower Parties hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Law requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.
(ii)
If any applicable Withholding Agent shall be required by the Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then: (A) the applicable Withholding Agent shall withhold or make such deductions as are determined by the Withholding Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below; (B) the applicable Withholding Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code; and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Borrower Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions or withholdings of Indemnified Taxes applicable to additional sums payable under this Section 4.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.
(iii)
If any applicable Withholding Agent shall be required by any applicable Law other than the Code to withhold or deduct any Taxes from any payment, then: (A) the

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applicable Withholding Agent, as required by such Law, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below; (B) the applicable Withholding Agent, to the extent required by such Law, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws; and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Borrower Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions or withholdings of Indemnified Taxes applicable to additional sums payable under this Section 4.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b)
Payment of Other Taxes by Borrower Parties. Without limiting the provisions of subsection (a) above, each Borrower Party shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of Administrative Agent, timely reimburse it for the payment of, any Other Taxes.
(c)
Tax Indemnifications.
(i)
Borrower shall, and does hereby, indemnify each Recipient, and shall make payment in respect thereof within twenty (20) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 4.01) payable or paid by such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority, but excluding any penalties, interest, or expenses that are attributable to the bad faith, gross negligence, or willful misconduct of the Recipient. A certificate as to the amount of any such payment or liability setting forth in reasonable detail the calculation and basis such payment or liability delivered to the applicable Borrower Party by a Recipient (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error.
(ii)
Each Lender, Swingline Lender and the Letter of Credit Issuer shall, and does hereby, severally indemnify, and shall make payment in respect thereof within ten (10) days after demand therefor: (A) the Administrative Agent against any Indemnified Taxes attributable to such Lender, Swingline Lender or the Letter of Credit Issuer (but only to the extent that any Borrower Party has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower Parties to do so); (B) Administrative Agent against any Taxes attributable to such Person’s failure to comply with the provisions of Section 13.11(e) relating to the maintenance of a Participant Register; and (C) Administrative Agent against any Excluded Taxes attributable to Person, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent or the Borrower Parties shall be conclusive absent manifest error. Each Lender, Swingline Lender and the Letter of Credit Issuer hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender, Swingline Lender or the Letter of Credit Issuer, as the case

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may be, under this Credit Agreement or any other Loan Document against any amount due to the Administrative Agent under this Section 4.01(c)(ii).

(d)
Evidence of Payments. Upon request by a Borrower Party or Administrative Agent, as the case may be, after any payment of Taxes by such Borrower Party or by Administrative Agent to a Governmental Authority as provided in this Section 4.01, such Borrower Party shall deliver to Administrative Agent or Administrative Agent shall deliver to such Borrower Party, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to such Borrower Party or Administrative Agent, as the case may be.
(e)
Status of Recipients; Tax Documentation.
(i)
Any Recipient that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and Administrative Agent, at the time or times reasonably requested by Borrower or Administrative Agent, such properly completed and executed documentation requested by Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Recipient, if reasonably requested by a Borrower Party or Administrative Agent, shall deliver such other documentation prescribed by applicable Law, by the taxing authorities of any jurisdiction or reasonably requested by a Borrower Party or Administrative Agent as will enable such Borrower Party or Administrative Agent to determine whether or not such Recipient is subject to backup withholding or information reporting requirements. A Liquidity Provider that is a Foreign Recipient shall not be entitled to the benefits of this Section 4.01 unless Borrower is notified of the Liquidity Agreement and consents to such benefits and such Liquidity Provider, for the benefit of the Borrower Parties, complies with this Section 4.01. Notwithstanding anything to the contrary in the preceding three sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 4.01(e)(ii)(A), 4.01(e)(ii)(B) and 4.01(e)(ii)(D)) shall not be required if in the Recipient’s reasonable judgment such completion, execution or submission would subject such Recipient to any material unreimbursed cost or expense (provided that such Recipient’s internal costs of completing, executing or submitting such documentation shall not be considered to be material unreimbursed costs or expenses) or would materially prejudice the legal or commercial position of such Recipient.
(ii)
Without limiting the generality of the foregoing:
(A)
any Recipient that is a U.S. Person shall deliver to Borrower and Administrative Agent on or prior to the date on which such Recipient becomes a Recipient under this Credit Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed originals of IRS Form W-9, or applicable successor form, certifying that such Recipient is exempt from U.S. federal backup withholding tax;
(B)
any Foreign Recipient shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Recipient becomes a Lender under this Credit Agreement (and from time to time

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thereafter upon the reasonable request of Borrower or Administrative Agent), whichever of the following is applicable:

(1)
in the case of a Foreign Recipient claiming the benefits of an income tax treaty to which the United States is a party: (x) with respect to payments of interest under any Loan Document, executed originals of an appropriate IRS Form W-8BEN or IRS Form W 8BEN E (or applicable successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty; and (y) with respect to any other applicable payments under any Loan Document, an appropriate IRS Form W-8BEN or IRS Form W 8BEN E (or applicable successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)
executed originals of IRS Form W-8ECI, or applicable successor form;
(3)
in the case of a Foreign Recipient claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code; (x) a certificate substantially in the form of Exhibit M-1 to the effect that such Foreign Recipient is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of such Borrower Party within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”); and (y) executed originals of IRS Form W-8BEN or W 8BEN-E, (or applicable successor form); or
(4)
to the extent a Foreign Recipient is not the beneficial owner, executed originals of IRS Form W-8IMY (or applicable successor form), accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E (or applicable successor form), a U.S. Tax Compliance Certificate substantially in the form of Exhibit M-2 or Exhibit M-3, IRS Form W-9, or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Recipient is a partnership and one or more direct or indirect partners of such Foreign Recipient are claiming the portfolio interest exemption, such Foreign Recipient may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit M-4 on behalf of each such direct and indirect partner;
(5)
Executed originals of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States Federal withholding tax together with such supplementary documentation as may be prescribed by applicable Laws to permit the Borrower Parties or Administrative Agent to determine the withholding or deduction required to be made.
(C)
any Foreign Recipient shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign

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Recipient becomes a Lender under this Credit Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower Party or Administrative Agent to determine the withholding or deduction required to be made; and

(D)
if a payment made to a Recipient under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Recipient shall deliver to Borrower and Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by Borrower or Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Credit Agreement.
(iii)
Each Recipient agrees that if any form or certification it previously delivered pursuant to this Section 4.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Administrative Agent in writing of its legal inability to do so.
(f)
Treatment of Certain Refunds. If any Recipient determines, in its sole discretion, exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by the Borrower Parties or with respect to which any Borrower Party has paid additional amounts pursuant to this Section 4.01, it shall pay to such Borrower Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower Party under this Section 4.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Borrower Party, upon the request of such Recipient, agree to repay the amount paid over to any such Borrower Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Recipient in the event such Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to a Borrower Party pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require the Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower Parties or any other Person.
(g)
Defined Terms. For purposes of this Section 4.01, the term “Lender” includes the Letter of Credit Issuer and any Liquidity Provider and the term “applicable Law” includes FATCA (including any amendments thereto).

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(h)
Survival. Each party’s obligations under this Section 4.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, Swingline Lender or the Letter of Credit Issuer the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.

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4.02
Illegality.
(a)
If any Funding Party determines in its reasonable judgment that any Change in Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Funding Party or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to Daily Simple SOFR or the Term SOFR Rate, or to determine or charge interest rates based upon Daily Simple SOFR or the Term SOFR Rate, or any Governmental Authority has imposed material restrictions on the authority of such Funding Party to purchase or sell, or to take deposits of, Dollars in the applicable interbank market, on notice thereof by such Funding Party to Borrower through its Funding Agent or the Administrative Agent: (i) any obligation of such Funding Party to make or continue Loans accruing interest at Daily Simple SOFR or the Term SOFR Rate or to convert any portion of Loans accruing interest at the Base Rate to a portion of Loans accruing interest at Daily Simple SOFR or the Term SOFR Rate will be suspended; and (ii) if such notice asserts the illegality of such Funding Party making or maintaining Base Rate Loans for which the interest rate is determined by reference to the Term SOFR Rate, the interest rate for Base Rate Loans made by such Funding Party shall, if necessary to avoid such illegality, be determined by Administrative Agent without reference to the Term SOFR Rate component of the Base Rate, in each case until such Funding Party notifies its Funding Agent (which promptly notifies Administrative Agent and Borrower) that the circumstances giving rise to such determination no longer exist (which it agrees to do promptly upon becoming aware that such conditions cease to exist). Upon receipt of such notice: (x) the Borrower shall, upon demand from such Funding Party (with a copy to Administrative Agent), convert Daily SOFR Loans and Term SOFR Loans to Base Rate Loans (with an interest rate that will, if necessary to avoid such illegality, be determined by Administrative Agent without reference to the Term SOFR Rate), either, with respect to Term SOFR Loans, on the last day of the Interest Period therefor, if such Funding Party may lawfully continue to maintain such Term SOFR Loans to such day, or, for Daily SOFR Loans or if such Funding Party may not lawfully continue to maintain Term SOFR Loans, immediately; and (y) if such notice asserts the illegality of such Funding Party determining or charging interest rates based upon the Term SOFR Rate, Administrative Agent shall during the period of such suspension, compute the Base Rate applicable to such Funding Party without reference to the Term SOFR Rate until Administrative Agent is advised in writing by such Funding Party that it is no longer illegal for such Funding Party to determine or charge interest rates based upon the Term SOFR Rate. Upon any such conversion, each Borrower shall also pay accrued interest on the amount so converted. Each Funding Party agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Funding Party, otherwise be materially disadvantageous to such Funding Party.
(b)
In the event that any Borrower Party, Lender or Administrative Agent obtains knowledge that a Borrower Party “directly or indirectly or acting through or in concert with one (1) or more persons owns, controls, or has the power to vote more than 10% of any class of voting securities” (within the meaning of 12 U.S.C. §375b and Regulation O of the Federal Reserve Board or any regulation promulgated pursuant thereto) of any Lender, of a Bank Holding Company of

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which any Lender is a Subsidiary, and such circumstance causes the applicable Lender to be in violation of Regulation O, Borrower, Administrative Agent and such Lender shall cooperate in good faith to find a solution or remedy that would permit the applicable Lender to be in compliance with Regulation O, including, if necessary, such Lender assigning its Commitment to a new Lender in accordance with Section 13.11(b) hereof (provided that, such Lender shall not be required to accept less than the full amount of the Obligations due and owing to such Lender on the date of such assignment).

4.03
Inability to Determine Rates; Market Disruption; Benchmark Replacement Setting.
(a)
Inability to Determine Rates. With respect to any Daily SOFR Loan or Term SOFR Loan, subject to Section 4.03(b) below, if:
(i)
Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that:
(A)
Daily Simple SOFR or the Term SOFR Rate cannot be determined pursuant to the definition thereof; or
(B)
the Required Lenders determine that for any reason in connection with any request for such Loan or a conversion thereto or continuation thereof, that Daily Simple SOFR or the Term SOFR Rate does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loan, and the Required Lenders have provided notice of such determination to Administrative Agent;
(ii)
then, in each case, Administrative Agent will promptly so notify Borrower and each applicable Lender. Upon notice thereof by Administrative Agent to Borrower, any obligation of the Lenders to make Daily SOFR Loans or Term SOFR Loans, as applicable, and any right of Borrower to convert any Loan to a Daily SOFR Loan or Term SOFR Loan, as applicable, shall be suspended (to the extent of the affected Loans and/or Interest Periods) until Administrative Agent (with respect to clause (B) above, at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice,

(I) Borrower may revoke any pending request for a borrowing of or conversion to Daily SOFR Loans or Term SOFR Loans (to the extent of the affected Loans or Interest Periods) or, failing that, Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans in the amount specified therein and

(II) any outstanding affected Daily SOFR Loans or Term SOFR Loans, to the extent affected, will be converted into Base Rate Loans immediately, or with respect to Term SOFR Loans, at the end of the applicable Interest Period. Upon any such conversion, Borrower shall also pay accrued interest on the amount so prepaid or converted together with any additional amounts required to be paid pursuant to Section 4.05. Subject to Section 4.03(b), if Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Term SOFR Rate cannot be determined pursuant to the definition thereof on any given day, the interest rate on Base Rate Loans shall be determined by Administrative Agent without reference to clause (iii) of the definition of “Base Rate” until Administrative Agent revokes such determination.

(b)
Benchmark Replacement Setting. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, Administrative Agent and Borrower may amend this Credit Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark

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Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after Administrative Agent has posted such proposed amendment to all affected Lenders and Borrower so long as Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 4.03(b) will occur prior to the applicable Benchmark Transition Start Date.

(c)
Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, Administrative Agent will have the right to make Conforming Changes from time to time (in consultation with Borrower) and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Credit Agreement or any other Loan Document.
(d)
Notices; Standards for Decisions and Determinations. Administrative Agent will promptly notify Borrower and the Lenders of (i) any occurrence of Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement and (iii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. Administrative Agent will promptly notify Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (e) below and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 4.03, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Credit Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 4.03.
(e)
Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Administrative Agent in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, then Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks for a Benchmark (including a Benchmark Replacement), then Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(f)
Benchmark Unavailability Period. Upon Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Daily SOFR Loans or Term SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that,

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Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans calculated without reference to clause (iii) of the definition of “Base Rate” until Administrative Agent revokes such determination.

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4.04
Increased Costs Generally.
(a)
Change in Law. If any Change in Law shall:
(i)
impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Funding Party;
(ii)
subject any Recipient to any Taxes (other than: (A) Indemnified Taxes;
(B)
Taxes described in clauses (b) through (e) of the definition of Excluded Taxes; and
(C)
Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)
impose on any Funding Party or the applicable interbank market any other condition, cost or expense (other than Taxes) affecting this Credit Agreement or Loans made by such Lender or made or funded by a Liquidity Provider under a Liquidity Agreement or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Funding Party of making, converting, continuing, funding, or maintaining any Loan (or of maintaining its obligation to make or fund any such Loan or to advance funds under a Liquidity Agreement), or to increase the cost to such Funding Party of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Funding Party (whether of principal, interest or any other amount) then, upon request of such Funding Party (but in no event later than ten (10) Business Days after receipt of a certificate provided under subsection (c) of this Section 4.04), the applicable Borrower Party will pay to such Funding Party such additional amount or amounts as will compensate such Funding Party for such additional costs incurred or reduction suffered; provided, however, that if funds are not available to such Borrower Party in the Collateral Account, to the extent that it is necessary for each Pledgor to issue Capital Call Notices to fund such required compensation, such payment shall be made within twenty (20) Business Days after receipt of a certificate provided under subsection (c) of this Section 4.04.

(b)
Capital Requirements. If any Funding Party determines that any Change in Law affecting such Funding Party, any Lending Office of such Funding Party or such Funding Party’s holding company, if any, regarding capital requirements or liquidity has or would have the effect of reducing the rate of return on such Funding Party’s capital or on the capital of such Funding Party’s holding company, if any, as a consequence of this Credit Agreement, the Commitments of such Funding Party or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Funding Party, the Letters of Credit issued by the Letter of Credit Issuer or any obligation to advance funds under a Liquidity Agreement, to a level below that which such Funding

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Party or such Funding Party’s holding company could have achieved but for such Change in Law (taking into consideration such Funding Party’s policies and the policies of such Funding Party’s holding company with respect to capital adequacy and such Funding Party’s desired return on capital), then from time to time the applicable Borrower Party will pay to such Funding Party such additional amount or amounts as will compensate such Funding Party or such Funding Party’s holding company for any such reduction suffered.

(c)
Certificates for Reimbursement. A certificate of a Funding Party setting forth the amount or amounts necessary to compensate such Funding Party or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section 4.04 and delivered to a Borrower Party shall be conclusive absent manifest error. In determining such amount, such Funding Party may use any reasonable averaging and attribution methods.
(d)
Delay in Requests. Failure or delay on the part of any Funding Party to demand compensation pursuant to the foregoing provisions of this Section 4.04 shall not constitute a waiver of such Funding Party’s right to demand such compensation, provided that no Borrower Party shall be required to compensate a Funding Party pursuant to the foregoing provisions of this Section 4.04 for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Funding Party notifies Borrower Parties of the Change in Law giving rise to such increased costs or reductions and of such Funding Party’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof).
4.05
Compensation for Losses. Upon demand of any Funding Party (with a copy to Administrative Agent) from time to time, each applicable Borrower Party shall promptly compensate such Funding Party, as applicable, for and hold such Funding Party harmless from any loss, cost or expense (but excluding loss of anticipated profits) as reasonably determined by the applicable Funding Agent actually incurred by it as a result of:
(a)
any continuation, conversion (except as provided in Section 4.03(a)(ii)), payment or prepayment of any Loan other than a Base Rate Loan or Daily SOFR Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
(b)
any failure by such Borrower Party (for a reason other than the failure of such Funding Party to make a Loan) to prepay, borrow, continue or convert any Loan, in accordance with the terms of this Credit Agreement, other than a Base Rate Loan or Daily SOFR Loan, on the date or in the amount notified by such Borrower Party ((including, in the case of any Conduit Lender, pursuant to a Liquidity Agreement) by reason of the liquidation or reemployment of funds acquired by such Lender (or the applicable Liquidity Provider(s)) (including funds obtained by issuing commercial paper or promissory notes or obtaining deposits or loans from third parties) in order to fund such Borrowing, continuation or conversion); or
(c)
any assignment of a Term SOFR Loan or a CP Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by such Borrower Party pursuant to Section 13.13;

including any foreign exchange losses and any loss or expense (but excluding any loss of anticipated profits) arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained or

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from the performance of any foreign exchange contract. Each applicable Borrower Party shall also pay the customary administrative fees charged by such Lender or Liquidity Provider, as applicable, in connection with the foregoing.

In the case of a CP Rate Loan, the actual out-of-pocket loss to any Conduit Lender attributable to any such event shall be deemed to include an amount determined by such Conduit Lender to be equal to the excess, if any, of (i) the interest that would have accrued on the principal amount of such CP Rate Loan from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Loan, if the interest rate payable on such amount were calculated by reference to the CP Rate for such Interest Period, over (ii) the sum of

(x) to the extent all or a portion of such principal amount remains outstanding hereunder, the amount of interest actually accrued during the remainder of such Interest Period on such principal amount, and (y) to the extent such principal amount does not remain outstanding hereunder, the income, if any, actually received during the remainder of such period by the Conduit Lender from investing such portion of such principal amount.

With respect to any Lender that is not a bank, the foregoing calculation shall be made using the rates that would be applicable to the applicable Funding Agent as a proxy for such Lender. A certificate of a Funding Party setting forth the amount or amounts necessary to compensate such Funding Party or its holding company, as the case may be, as specified in this Section 4.05 and delivered to a Borrower Party shall be conclusive absent manifest error.

4.06
Mitigation Obligations; Replacement of Funding Party.
(a)
Designation of a Different Lending Office. If any Funding Party requests compensation under Section 4.04, or requires a Borrower Party to pay any Indemnified Taxes or additional amounts to any Funding Party or any Governmental Authority for the account of any Funding Party pursuant to Section 4.01, or if any Funding Party gives a notice pursuant to Section 4.02, then, at the request of Borrower, such Funding Party shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans or for issuing Letters of Credit hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the good faith judgment of such Funding Party, such designation or assignment:

(i) would eliminate or reduce amounts payable pursuant to Section 4.01 or Section 4.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Sections 4.02 or 4.03, as applicable; and (ii) in each case, would not subject such Funding Party to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Funding Party. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Funding Party in connection with any such designation or assignment.

(b)
Replacement of Funding Party. If (i) any Funding Party requests compensation under Section 4.04, (ii) any Borrower Party is required to pay Indemnified Taxes or any additional amounts to any Funding Party or any Governmental Authority for the account of any Funding Party pursuant to Section 4.01, (iii) any Funding Party gives a notice pursuant to Sections 4.02 or 4.03,

(iv) any Committed Lender does not consent to an amendment or waiver under Section 13.01 or

(v) any Committed Lender becomes a Defaulting Lender, Borrower may, at its sole cost and effort, replace such Funding Party’s Lender Group in accordance with Section 13.13; provided, however, that a Lender Group shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Funding Party or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply.

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4.07
Survival. Each Borrower Party’s obligations under this Section 4 shall survive termination of the aggregate Commitments and repayment of all other Obligations hereunder or resignation of the Administrative Agent.
5.
SECURITY.
5.01
Liens and Security Interest. To secure performance by the Borrower Parties of the payment and performance of the Obligations: (a) (i) each Pledgor other than an Intermediate Entity will grant to Administrative Agent, for the benefit of the Secured Parties, and (ii) each Pledgor that is an Intermediate Entity will grant to another Pledgor for the ultimate benefit of the Administrative Agent, for the benefit of Secured Parties, in each case of the foregoing clauses (i) and (ii), an exclusive, perfected, first priority (subject to Permitted Liens) security interest and Lien in and to the Collateral Account (if any) pursuant to a Collateral Account Assignment and will enter into a Control Agreement with respect thereto; and (b) (i) each Pledgor other than an Intermediate Entity and its General Partner, to the extent of their respective interests therein, will grant to Administrative Agent, for the benefit of Secured Parties, and

(ii) each Pledgor that is an Intermediate Entity and its General Partner, to the extent of their respective interests therein, will grant to another Pledgor for the ultimate benefit of the Administrative Agent, for the benefit of Secured Parties, in each case of the foregoing clauses (i) and (ii), pursuant to a Security Agreement, an exclusive, perfected, first priority (subject to Permitted Liens) security interest and Lien in and to the Capital Calls, Capital Commitments, and Capital Contributions, including, without limitation (but subject to Section 11.03), any rights to make Capital Calls, receive payment of Capital Commitments and enforce the payment thereof pursuant to the applicable Governing Agreement and to enforce the payment thereof or any guarantees thereof, now existing or hereafter arising (the collateral in clauses (a) and (b) of this Section 5.01 being (except as otherwise set forth below, collective, the “Collateral”)). In order to secure further the payment and performance of the Obligations and to effect and facilitate Secured Parties’ rights of setoff, each Pledgor hereby irrevocably appoints Administrative Agent or another Pledgor (for the ultimate benefit of the Administrative Agent, for the benefit of the Secured Parties), as applicable, as subscription agent and the sole party entitled in the name of such Pledgor upon the occurrence and during the continuance of an Event of Default (but subject to Section 11.03), to make any Capital Calls upon the Investors pursuant to (and to the extent permitted by) the terms of the applicable Subscription Agreement and the Governing Agreement.

Notwithstanding the foregoing, the term “Collateral” shall not include (a) any ERISA Investor Excluded Items if such provision of such ERISA Investor Excluded Item or the exercise of remedies with respect to such ERISA Investor Excluded Item would be a prohibited transaction for purposes of Section 406 of ERISA, Section 4975 of the Internal Revenue Code or other applicable law, (b) the Capital Commitments or any assets, interests, rights or obligations of the SOX Insiders, if any, unless so elected by the applicable Pledgor in its discretion, (c) any Portfolio Assets and (d) any funds properly withdrawn or transferred from the Collateral Account to the extent used for any purpose permitted under the Governing Agreement and this Credit Agreement, and the proceeds of such withdrawn funds.

5.02
Collateral Account; Capital Calls.
(a)
Collateral Account. Each Pledgor will direct that all Investors wire-transfer to the Depository, for further credit to the applicable Collateral Account, all monies or sums paid or to be paid by any Investor to the capital of such Pledgor as Capital Contributions as and when Capital Contributions are called pursuant to Capital Call Notices. In addition, each Pledgor will promptly, upon receipt, deposit in the Collateral Account described above any payments and monies that such Pledgor receives directly from its Investors as Capital Contributions. For the avoidance of doubt, Pledgors will not direct, authorize or otherwise permit any proceeds, monies or sums paid or to be

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paid by any Investor pursuant to a Capital Call to be deposited, credited or otherwise included in any account other than the Collateral Accounts.

(b)
No Duty. Notwithstanding anything to the contrary herein contained, it is expressly understood and agreed that neither Administrative Agent, the Letter of Credit Issuer, nor any Secured Party undertakes any duties, responsibilities, or liabilities with respect to Capital Calls, and other than with respect to the mechanics for Administrative Agent, subject to Section 11.03, to issue a Capital Call under the terms of the Governing Agreement, none of them shall be required to refer to the Constituent Documents of Pledgors or take any other action with respect to any other matter which might arise in connection with such Constituent Documents or the Subscription Agreements, or any Capital Call. None of them shall have any duty to determine or inquire into any happening or occurrence or any performance or failure of performance of any Pledgor or any Investor. None of them has any duty to inquire into the use, purpose, or reasons for the making of any Capital Call or with respect to the investment or the use of the proceeds thereof.
(c)
Capital Calls. In order that Secured Parties may monitor the Collateral and the Capital Commitments, neither Pledgor nor General Partner shall issue any Capital Call Notice without delivering to Administrative Agent (which delivery may be by any one or more means of physical delivery, via facsimile or via email) promptly after the delivery of Capital Call Notice(s) to Investors, (i) copies of all such Capital Call Notices and (ii) a Borrowing Base Certificate pursuant to Section 9.01(f).
(d)
Use of Account. Pledgor may withdraw funds from the Collateral Account at any time or from time to time, so long as at the time of such withdrawal or disbursement and after giving effect thereto: (i) there does not exist an Event of Default; (ii) there does not exist a Default under Sections 11.01(a), 11.01(g) or 11.01(h); and (iii) the Principal Obligation does not exceed the Available Commitment (unless, in each case, the applicable Pledgor has directed that such disbursement be paid to Administrative Agent for application to the Obligations pursuant to this Credit Agreement); provided that any withdrawal or disbursement to pay Permitted RIC Distributions shall not be subject to the restrictions in the foregoing clauses (i), (ii) and (iii) and shall be permitted so long as at the time of such withdrawal or disbursement and after giving effect thereto, there does not exist an Event of Default under Sections 11.01(a), 11.01(g) or 11.01(h). Upon the exercise of a notice of control in accordance with Sections 11.02 and 11.03, pursuant to the terms of the Control Agreement, each Pledgor hereby irrevocably authorizes and directs Secured Parties, acting through Administrative Agent, to charge from time to time its Collateral Account for amounts not paid when due (after the passage of any applicable grace period) to Secured Parties or any of them hereunder, under any Letter of Credit Application, under any Letter of Credit or under the Notes. Regardless of any provision hereof, in the absence of bad faith, gross negligence or willful misconduct by Administrative Agent or Secured Parties, none of Administrative Agent or Secured Parties shall ever be liable for failure to collect or for failure to exercise diligence in the collection, possession, or any transaction concerning, all or part of the Capital Call Notices, Capital Commitments, or any Capital Contributions, or sums due or paid thereon. Administrative Agent shall give the applicable Pledgor prompt notice of any action taken pursuant to this Section 5.02(d), but failure to give such notice shall not affect the validity of such action or give rise to any defense in favor of any Pledgor with respect to such action.
(e)
Electronic Access to Collateral Account. In order to verify the deposits and withdrawals in each Collateral Account, and in addition to any other information reasonably requested by Administrative Agent with respect to a Collateral Account (including monthly bank statements), each Pledgor shall cause the Depository to provide Administrative Agent with continuous online monitoring access, effective as of the Closing Date.
(f)
Other Accounts. Notwithstanding anything herein or in any other Loan Document to the contrary, Pledgors may maintain other bank accounts or securities accounts in addition to the

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Collateral Account that will not be considered “Collateral” or a “Collateral Account” and such other accounts shall not be subject to control agreements or other restrictions, provided that, for avoidance of doubt, all Capital Contributions shall be directed and deposited as provided above.

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5.03
Subordination of Claims. As used herein, the term “Subordinated Claims” means, with respect to Investors, each Borrower Party, each other Pledgor, Investment Manager and General Partner, all debts and liabilities between or among any two or more of such Persons, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of such Person or Persons thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by any Borrower Party, any other Pledgor or General Partner (including, without limitation, by setoff pursuant to the terms of any applicable agreement). Subordinated Claims include without limitation all rights and claims of each Borrower Party, each other Pledgor and General Partner against an Investor under the Constituent Documents of such Person or under the Subscription Agreements. At any time a Borrowing Base Deficiency exists, and until the mandatory prepayment pursuant to Section 3.04 in connection therewith, if any, is paid and satisfied in full, or, during the existence and continuation of an Event of Default, neither any Borrower Party, any other Pledgor nor General Partner may receive or collect, directly or indirectly any amount upon the Subordinated Claims, other than to obtain funds required to make any mandatory prepayment pursuant to Section 3.04. The Investment Manager acknowledges and agrees that at any time a Default under Sections 11.01(a), 11.01(g) or 11.01(h) has occurred and is continuing, the payment of any and all management or other fees due and owing to it from any Borrower Party or other Pledgor shall be subordinated to and inferior in right and payment to the Obligations in all respects as set forth herein.

Any Liens, security interests, judgment liens, charges, or other encumbrances upon any Person’s assets securing payment of Subordinated Claims, including, but not limited to, any Liens or security interests on an Investor’s Subscribed Interest or Debt Commitment in any Pledgor, will be and remain inferior and subordinate in right of payment and of security to any Liens, security interests, judgment liens, charges, or other encumbrances upon an Investor’s assets securing such Investor’s obligations and liabilities to Secured Parties pursuant to any of the Collateral Documents executed by such Person, regardless of whether such encumbrances in favor of any Borrower Party, other Pledgor, General Partner or Secured Parties presently exist or are hereafter created or attach. Without the prior written consent of Administrative Agent, when an Event of Default has occurred and is continuing, no Borrower Party, other Pledgor nor General Partner may: (a) exercise or enforce any creditor’s or partnership right it may have against an Investor; (b) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation, the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief, or insolvency proceeding) to enforce any Liens, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of such Investor held by such Person; or (c) exercise any rights or remedies against an Investor under the Constituent Documents of such Person or the Subscription Agreements, provided that any action taken by Administrative Agent or the other Secured Parties in any Borrower Party’sor other Pledgor’s name, or any action taken by any Borrower Party or other Pledgor that is required under any Loan Document or to comply with any Loan Document, will not be a violation of this Section 5.03.

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6.
BORROWER GUARANTY.
6.01
Unconditional Guaranty of Payment. Borrower hereby irrevocably, unconditionally and absolutely guarantees in favor of each Secured Party, the prompt payment when due of all interest, principal, fees, expenses and other amounts now or hereafter represented by, or arising in connection with all Obligations of each Qualified Borrower now or hereafter arising (collectively, the “Guaranteed Debt”). The obligations of Borrower under this Section 6 are an unconditional guaranty of payment, and not a guaranty of collection, and Administrative Agent may enforce Borrower’s obligations hereunder pursuant to Section 2.09 without first suing, or enforcing its rights or remedies against, any applicable Qualified Borrower or any other obligor, or enforcing or collecting any present or future collateral security for the Guaranteed Debt.
6.02
Waiver of Rights. Borrower hereby waives notice of: (a) the extension of credit by Lenders or Liquidity Providers or Letter of Credit Issuer to any Qualified Borrower; (b) the occurrence of any breach or default by any Qualified Borrower in respect of the Guaranteed Debt; (c) the sale or foreclosure on any collateral for the Guaranteed Debt; (d) the transfer of the Guaranteed Debt to any third party to the extent permitted under this Credit Agreement and to the extent that such notice is not required hereunder; and (e) all other notices, except as otherwise required under this Credit Agreement.
6.03
No Discharge. For purposes of this Section 6, Borrower hereby consents and agrees to, and acknowledges that its obligations hereunder shall not be released or discharged by, the following:

(a) the renewal, extension, modification or alteration of any Guaranteed Debt or any related document or instrument; (b) any forbearance or compromise granted to any Qualified Borrower by any Secured Party;

(c) the insolvency, bankruptcy, liquidation or dissolution of any Qualified Borrower; (d) the invalidity, illegality or unenforceability of all or any part of the Guaranteed Debt; (e) the full or partial release of any Qualified Borrower or any other obligor; (f) the release, surrender, exchange, subordination, deterioration, waste, loss or impairment of any collateral for the Guaranteed Debt; (g) the failure of any Secured Party properly to obtain, perfect or preserve any security interest or lien in any such collateral; (h) the failure of any Secured Party to exercise diligence, commercial reasonableness or reasonable care in the preservation, enforcement or sale of any such collateral; and (i) any other act or omission of any Secured Party or any Qualified Borrower which would otherwise constitute or create a legal or equitable defense in favor of Borrower.

6.04
Subrogation. Notwithstanding anything to the contrary in this Section 6, until the Guaranteed Debt (other than any part of the Guaranteed Debt that represents contingent contractual indemnities) has been paid in full, Borrower hereby irrevocably waives all rights it may have at law or in equity (including, without limitation, any law subrogating Borrower to the rights of any Secured Party) to seek contribution, indemnification, or any other form of reimbursement from any Qualified Borrower, any other guarantor, or any other person now or hereafter primarily or secondarily liable for any obligations of any Qualified Borrower to Secured Parties, for any disbursement made by Borrower under or in connection with the obligations with respect to the Guaranteed Debt under this Section 6, Section 2.09 or otherwise.
6.05
Benefit. For purposes of this Section 6, Borrower represents and warrants that it has received or will receive direct or indirect benefit from the making of this guaranty and the creation of the Guaranteed Debt, that Borrower is familiar with the financial condition of each Qualified Borrower and the value of any collateral security for the Guaranteed Debt, and that no Secured Party has made any representations or warranties to Borrower in order to induce Borrower to execute this guaranty.
6.06
Reinstatement. The obligations of Borrower under this Section 6 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Debt is rescinded or must otherwise be returned by a Secured Party, upon the insolvency, bankruptcy,

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reorganization, or dissolution of any Qualified Borrower, in each case as though such payment had not been made.

6.07
Continuing Guarantee. The guarantees in this Section 6 are continuing guarantees, and shall apply to all Guaranteed Debt whenever arising.
7.
CONDITIONS PRECEDENT TO CREDIT EXTENSIONS.
7.01
Conditions to Initial Credit Extension. . The obligation of each Lender and the Letter of Credit Issuer to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:
(a)
Documentation. Administrative Agent shall have received, on or before the Closing Date, the following:
(i)
Credit Agreement. Executed counterparts of this Credit Agreement;
(ii)
Security Documents. Executed counterparts of each Security Agreement, each Collateral Account Assignment, and each Control Agreement, and, in each case, as applicable, any deliverables required pursuant thereto;
(iii)
Notes. If requested pursuant to Section 3.01, Notes, drawn to the applicable Funding Agent, duly executed and delivered by Borrower;
(iv)
UCC Searches and Filings. (A) Searches of UCC filings (or their equivalent) in each jurisdiction where a filing has been or would need to be made in order to perfect the Secured Parties’ security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens (other than Permitted Liens) have been filed on the Collateral, or, if necessary, copies of proper financing statements, if any, filed on or before the date hereof necessary to terminate all security interests and other rights of any Person in any Collateral previously granted, and (B) duly authorized UCC financing statements, each in form appropriate for filing in each jurisdiction as is necessary, in Administrative Agent’s reasonable discretion, to perfect the Secured Parties’ security interest in the Collateral;
(v)
Evidence of Authority. Such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Borrower Party, other Pledgor and General Partner as Administrative Agent may reasonably require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Credit Agreement and each Loan Documents to which any Borrower Party, other Pledgor and General Partner is a party;
(vi)
Constituent Documents. Such evidence as Administrative Agent may reasonably require to verify that each Borrower Party, other Pledgor and General Partner is duly organized or formed, validly existing, in good standing, including certified copies of each such Person’s Constituent Documents, certificates of good standing;
(vii)
Responsible Officer Certificate. A certificate from a Responsible Officer of each Borrower Party and other Pledgor, in form and substance satisfactory to Administrative Agent in its reasonable discretion: (A) stating that all of the representations

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and warranties contained in Section 8 and the other Loan Documents made by such Borrower Party and other Pledgors are true and correct in all material respects as of such date; and (B) stating that no event has occurred and is continuing, or would result from the Credit Extension, which constitutes an Event of Default or, to its knowledge, a Default;

(viii)
Opinion of Counsel. A favorable opinion of DLA Piper LLP (US), counsel to the Borrower Parties, other Pledgors and General Partner, covering such matters relating to the transactions contemplated hereby as reasonably requested by Administrative Agent, and in a form reasonably acceptable to Administrative Agent. The Borrower Parties, other Pledgors and General Partner hereby request that such counsel deliver such opinion;
(ix)
ERISA Deliverables. With respect to each Borrower Party and other Pledgor, an Operating Company Opinion (or a reliance letter addressed to Administrative Agent and the Lenders) from counsel to such Person, and each such Person hereby requests that such counsel deliver such opinion(s); provided, however, if such Person does not intend to qualify as an Operating Company in order to avoid holding Plan Assets, then such Person may deliver a No Plan Asset Certificate to Administrative Agent in lieu of providing an Operating Company Opinion;
(x)
“Know Your Customer” Information and Documents.
(A)
Such information and documentation as is requested by the Lenders to the extent reasonable and customary and requested in writing at least seven (7) days prior to the Closing Date (a) so that each of the Borrower Parties is Lender KYC Compliant and (b) in order for each Lender to confirm that, pursuant to applicable Law, each Lender is able to lend to such Borrower Party and in such jurisdiction where such Borrower Party is organized, including (i) the name and address of each Person that has an ownership interest in such Borrower Party of at least twenty-five percent (25%) (or such lesser percentage as may be required from time to time for Lender KYC Compliance), and the percentage of such Borrower Party owned by such Person, (ii) the name of each director (or equivalent) of such Borrower Party, (iii) to the extent available, the most recent financial statements for such Borrower Party or the most recent annual report of such Borrower Party, and (iv) any other information pertaining to such Borrower Party as reasonably requested by any Lender with reasonable advance notice; and
(B)
For any Borrower Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, delivery of a Beneficial Ownership Certification in relation to such Borrower Party to each requesting Lender; and
(xi)
Investor Documents. Administrative Agent shall have received from each Investor a copy of such Investor’s duly executed Subscription Agreement, series supplement and Side Letter, if any; and
(b)
Fees; Costs and Expenses. Payment of all fees and other amounts due and payable by any Borrower Party to Administrative Agent, Arranger or Lenders on or prior to the date hereof and, to the extent invoiced no later than three (3) Business Days prior to the Closing Date, and reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by any Borrower Party pursuant to Section 13.06, including, without limitation, the reasonable fees and disbursements to the extent invoiced no later than three (3) Business Days before the Closing Date of Administrative Agent’s special counsel, Haynes and Boone, LLP.

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Without limiting the generality of the provisions of the last paragraph of Section 12.03, for purposes of determining compliance with the conditions specified in this Section 7.01, each Lender that has signed this Credit Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

7.02
All Loans and Letters of Credit. The obligation of each Lender and the Letter of Credit Issuer, as applicable, to honor any Request for Credit Extension (other than a Loan Notice requesting only a conversion of Syndicated Loans to the other Type of Syndicated Loan, or a continuation of Term SOFR Loans or a CP Rate Loan) is subject to the following conditions precedent:
(a)
Representations and Warranties. The representations and warranties of each Borrower Party, each other Pledgor and General Partner contained in Section 8 or in any other Loan Document, or which are contained in any document furnished at any time or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of any such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 7.02(a), the representations and warranties contained in Section 8.06 shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 9.01;
(b)
No Default. No Event of Default or Default exists at such date or would result from such Credit Extension;
(c)
Loan Notice. (i) In the case of a Borrowing, Administrative Agent shall have received a Loan Notice together with a Borrowing Base Certificate; and (ii) if applicable, Swingline Lender shall have received a Loan Notice for both a Swingline Loan and a Syndicated Loan to refinance such Swingline Loan together with a Borrowing Base Certificate;
(d)
Application. In the case of a Letter of Credit, the Letter of Credit Issuer shall have received a Request for Credit Extension, together with a Borrowing Base Certificate executed by the applicable Borrower Party, and shall have countersigned the same;
(e)
Available Commitment. After giving effect to the proposed Borrowing or the issuance of the requested Letter of Credit, the Principal Obligation will not exceed the Available Commitment;
(f)
Material Adverse Effect. No changes to any Borrower Party, other Pledgor or General Partner have occurred at such date, or would result from such Credit Extension, which would reasonably be expected to result in a Material Adverse Effect; and
(g)
Key Person Event. No Key Person Event exists at such date, subject to any applicable cure periods provided for and pursuant to the Governing Agreement.

Each Request for Credit Extension (other than a Loan Notice requesting only a conversion of Syndicated Loans to the other Type of Syndicated Loan, or a continuation of Term SOFR Loans) submitted by a Borrower Party shall be deemed to be a representation and warranty that the conditions specified in Sections 7.02(a) and 7.02(b) have been satisfied on and as of the date of the applicable Credit Extension.

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7.03
Qualified Borrower Loans and Letters of Credit. The obligation of each Lender and the Letter of Credit Issuer, as applicable, to advance a Loan (or to cause the issuance of a Letter of Credit) to a Qualified Borrower (which has not previously satisfied the conditions contained in this Section 7.03 or is not a Qualified Borrower as of the date of this Credit Agreement) is subject to the conditions that:
(a)
Joinder Agreement. Administrative Agent shall have received a Joinder Agreement duly completed and executed by such Qualified Borrower, and Administrative Agent shall have not received written notice from any Lender with respect to its inability to lend or otherwise extend credit to such Qualified Borrower due only to legal or regulatory restrictions (based on a reasonable and good faith determination by such Lender);
(b)
Authorizations of Qualified Borrower. Administrative Agent shall have received from the Qualified Borrower appropriate evidence of the authorization of the Qualified Borrower approving the execution, delivery and performance of the Joinder Agreement, duly adopted by such Qualified Borrower, as required by law or agreement, and accompanied by a certificate of an authorized Person of such Qualified Borrower stating that such authorizations are true and correct, have not been altered or repealed and are in full force and effect;
(c)
Constituent Documents. Such evidence as Administrative Agent may reasonably require to verify that such Qualified Borrower is duly organized or formed, validly existing, in good standing, including certified copies of such Qualified Borrower’s Constituent Documents, certificates of good standing;
(d)
Incumbency Certificate. Administrative Agent shall have received from the Qualified Borrower a signed certificate of the appropriate Person of the Qualified Borrower which shall certify the names of the Persons authorized to sign the Joinder Agreement and the other documents or certificates to be delivered pursuant to the terms hereof by such Qualified Borrower, together with the true signatures of each such Person;
(e)
Borrower Guaranty. Administrative Agent shall have received confirmation by Borrower, pursuant to the Joinder Agreement, with respect to its obligations under Section 6 with respect to such Qualified Borrower;
(f)
Opinion of Counsel to Qualified Borrower. Administrative Agent shall have received a favorable opinion of counsel for the Qualified Borrower, in form and substance reasonably satisfactory to Administrative Agent and addressed to Administrative Agent for the benefit of Secured Parties. Each Qualified Borrower hereby directs its counsel to prepare and deliver such legal opinion to Administrative Agent for the benefit of Secured Parties;
(g)
“Know Your Customer” Information and Documents.
(i)
At least three (3) Business Days prior to initially advancing any Loan to, or issuing a Letter of Credit on behalf of, a Qualified Borrower, deliver to Administrative Agent for distribution to each Lender, such information and documentation, to the extent reasonable and customary, as is requested by the Lenders in writing at least seven (7) days prior to the date of the Joinder Agreement (a) so that such Qualified Borrower is Lender KYC Compliant and (b) in order for each Lender to confirm that, pursuant to applicable Law, each Lender is able to lend to such Qualified Borrower and in such jurisdiction where such Qualified Borrower is organized, including (i) the name and address of each Person that has an ownership interest in such Qualified Borrower of at least twenty-five percent (25%) (or such lesser percentage as may be required from time to time for Lender

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KYC Compliance), and the percentage of such Qualified Borrower owned by such Person,

(ii) the name of each director (or equivalent) of such Qualified Borrower, (iii) to the extent available, the most recent financial statements for such Qualified Borrower or the most recent annual report of such Qualified Borrower, and (iv) any other information pertaining to such Qualified Borrower as reasonably requested by any Lender with reasonable advance notice; and

(i)
At least five (5) days prior to the advance of any Loan to, or issuing a Letter of Credit on behalf of, a Qualified Borrower, any new Qualified Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver to each Lender that so requests, a Beneficial Ownership Certification in relation to such Qualified Borrower; and
(h)
Fees, Costs and Expenses. Payment of all fees and other invoiced amounts due and payable by any Borrower Party on or prior to the date of the Joinder Agreement, to the extent invoiced no later than three (3) Business Days prior to the date of the Joinder Agreement, and reimbursement or payment of all reasonable expenses required to be reimbursed or paid by Borrower pursuant to Section 13.06, to the extent invoiced no later than three (3) Business Days prior to the date of the Joinder Agreement; and
(i)
Additional Information. Administrative Agent shall have received such other information and documents as may reasonably be required by Administrative Agent and its counsel.
7.04
Additional Borrowers and Intermediate Entities.
(a)
Additional Borrowers. A Person (other than a natural Person) may become a Borrower under this Credit Agreement, and in each case will be bound by and entitled to the benefits and obligations of this Credit Agreement as a Borrower hereunder to the same extent as any other Borrower, upon the fulfillment of the following conditions:
(i)
Loan Documents. Delivery by such Person of:
(A)
Duly executed Notes payable to each Lender and its successors and permitted assigns, together with such other documents or Loan Documents as may be reasonably requested by Administrative Agent;
(B)
Any Collateral Documents required to pledge Collateral Accounts or other Collateral as described in Section 5.01 with respect to such Borrower, together with such other documents or Loan Documents as may be reasonably requested by Administrative Agent;
(C)
a duly executed Joinder Agreement;
(D)
the documents identified in Sections 7.01(a)(v) and 7.01(a)(vi) with respect to such Person, together with such other documents as may be reasonably requested by Administrative Agent;
(ii)
Opinion of Counsel. Delivery to Administrative Agent of a legal opinion, dated as of the date such Person executes the Joinder Agreement described above, addressed to Administrative Agent and Lenders, having substantially the same coverage as

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that opinion delivered pursuant to Section 7.01(a)(viii) with respect to issues relating to Borrowers, and substantially in a form reasonably acceptable to Administrative Agent;

(iii)
No Default. No Default or Event of Default shall have occurred and be continuing, or would, upon the effectiveness of such joinder, result from the addition of such Person as a Borrower;
(iv)
Representations and Warranties. The representations and warranties of Borrowers in Section 8 (other than representations and warranties which by their terms are stated to be only as of an earlier date) are true and correct in all material respects with respect to such Person, as of the date such Person executes the Joinder Agreement described in Section 1.01(a)(i)(C) above, provided that if a representation or warranty is qualified as to materiality, with respect to such representation or warranty the foregoing materiality qualifier shall be disregarded for the purposes of this condition;
(v)
“Know Your Customer” Requirements.
(A)
Upon the request of any Secured Party, such prospective additional Borrower will have provided to such Secured Party the documentation and other information so requested so that such prospective additional Borrower is Lender KYC Compliant, and Administrative Agent and each other Secured Party shall have completed its due diligence with respect to such requirements to its satisfaction; and
(B)
Any prospective additional Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, shall deliver to each Lender that so requests, a Beneficial Ownership Certification in relation to such Borrower; and
(ii)
Investor Documents. Administrative Agent shall have received from each Investor in such Person a copy of such Investor’s duly executed Subscription Agreement, series supplement and Side Letter, if any;
(vi)
Other Information. Delivery to Administrative Agent of such other documentation or information as Administrative Agent may reasonably request with respect to such Person; and
(vii)
Approval. Approval by Administrative Agent of addition of such Person as a Borrower, which approval shall not be unreasonably withheld, conditioned or delayed.
(b)
Additional Intermediate Entities as Pledgors. Except to the extent delivered pursuant to Section 7.01, each Intermediate Entity having a direct or indirect ownership interest in a Borrower shall become a Pledgor under this Credit Agreement, and in each case shall be bound by and entitled to the benefits and obligations of the applicable Loan Documents as a Pledgor thereunder to the same extent as any other Pledgor, upon the fulfillment of the following conditions:
(i)
Loan Documents. Delivery by such Person of:
(A)
An Intermediate Entity Acknowledgment, duly executed and delivered by such Pledgor and its General Partner;
(B)
any Collateral Documents required to pledge Collateral Accounts or other Collateral as described in Section 5.01 with respect to such Pledgor, together with such other documents or Loan Documents as may be reasonably requested by

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Administrative Agent;
(C)
a duly executed joinder to the Intermediate Entity Acknowledgment;
(D)
the documents identified in Sections 7.01(a)(v) and 7.01(a)(vi) with respect to such Person, together with such other documents as may be reasonably requested by Administrative Agent;
(ii)
Opinion of Counsel. Delivery to Administrative Agent of a legal opinion, dated as of the date such Person executes the documents described above, addressed to Administrative Agent and Lenders, having substantially the same coverage as that opinion delivered pursuant to Section 7.01(a)(viii) with respect to issues relating to Pledgors, and substantially in a form reasonably acceptable to Administrative Agent;
(iii)
No Default. No Default or Event of Default shall have occurred and be continuing, or would, upon the effectiveness of such joinder, result from the addition of such Person as a Pledgor;
(iv)
Representations and Warranties. The representations and warranties of Pledgors in the Intermediate Entity Acknowledgment (other than representations and warranties which by their terms are stated to be only as of an earlier date) are true and correct in all material respects with respect to such Person, as of the date such Person effectively becomes a Pledgor, provided that if a representation or warranty is qualified as to materiality, with respect to such representation or warranty the foregoing materiality qualifier shall be disregarded for the purposes of this condition;
(v)
“Know Your Customer” Requirements.
(A)
Upon the request of any Secured Party, such prospective additional Pledgor will have provided to such Secured Party the documentation and other information so requested so that such prospective additional Pledgor is Lender KYC Compliant, and Administrative Agent and each other Secured Party shall have completed its due diligence with respect to such requirements to its satisfaction; and
(B)
Any prospective additional Pledgor that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, shall deliver to each Lender that so requests, a Beneficial Ownership Certification in relation to such Pledgor; and
(vi)
Investor Documents. Administrative Agent shall have received from each Investor in such Person a copy of such Investor’s duly executed Subscription Agreement, series supplement and Side Letter, if any;
(vii)
Other Information. Delivery to Administrative Agent of such other documentation or information as Administrative Agent may reasonably request with respect to such Person; and
(viii)
Approval. Approval by Administrative Agent of the addition of such Person as a Pledgor, which approval shall not be unreasonably withheld.
(c)
Upon fulfillment of the conditions in Section 7.04(a) or 7.04(b), Administrative Agent will promptly notify each Lender of the date that such Person becomes a Borrower or Pledgor, as applicable, hereunder.

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8.
REPRESENTATIONS AND WARRANTIES. To induce Lenders and the Letter of Credit Issuer, as applicable, to make the Loans and cause the issuance of Letters of Credit hereunder, each Borrower Party, each other Pledgor and General Partner, as applicable, represents and warrants to Lenders and the Letter of Credit Issuer that:
8.01
Organization and Good Standing. Each Pledgor and General Partner is duly organized and validly existing under the laws of the State of Delaware. Each Borrower Party, each other Pledgor and General Partner has the requisite power and authority to own its properties and assets and to carry on its business as now conducted, and is qualified to do business in each jurisdiction where the nature of the business conducted or the property owned or leased requires such qualification except where the failure to be so qualified to do business would not reasonably be expected to have a Material Adverse Effect.
8.02
Authorization and Power. Each Borrower Party, each other Pledgor and General Partner has the requisite power, as applicable, and requisite authority to execute, deliver, and perform their respective obligations under, and to consummate the transactions contemplated in, this Credit Agreement, the Notes, and the other Loan Documents to be executed by it. Each Borrower Party, each other Pledgor and General Partner is duly authorized to, and has taken all corporate and organizational action, as applicable, necessary to authorize each of them to execute, deliver, and perform their respective obligations under, and to consummate the transactions contemplated in, this Credit Agreement, the Notes, and such other Loan Documents and are and will continue to be duly authorized to perform their respective obligations under this Credit Agreement, the Notes, and such other Loan Documents.
8.03
No Conflicts or Consents. None of the execution and delivery of this Credit Agreement, the Notes, or the other Loan Documents, the consummation of any of the transactions herein or therein contemplated, or the compliance with the terms and provisions hereof or with the terms and provisions thereof, will contravene or conflict with any provision of law, statute, or regulation to which any Borrower Party, any other Pledgor and General Partner is subject, or any of the Constituent Documents of any such Person, or any judgment, license, order, or permit applicable to any such Person or any indenture, mortgage, deed of trust, or other agreement or instrument to which any such Person is a party or by which any such Person is bound, or to which any such Person may be subject, nor will such execution, delivery, consummation or compliance result in the creation or imposition of a Lien (other than Permitted Liens) on any of the properties or assets of any such Person or any of its Subsidiaries or Affiliates, in each case except as would not reasonably be expected to have a Material Adverse Effect. No consent, approval, authorization, or order of any court or Governmental Authority or material consent of any third party is required in connection with the execution and delivery, or performance, by any Borrower Party, any other Pledgor and General Partner of the Loan Documents or to consummate the transactions contemplated hereby or thereby.
8.04
Enforceable Obligations. This Credit Agreement, the Notes and the other Loan Documents to which it is a party are the legal and binding obligations of each Borrower Party, each other Pledgor and General Partner, enforceable in accordance with their respective terms, subject to Debtor Relief Laws and equitable principles.
8.05
Priority of Liens. The Collateral Documents create, as security for the Obligations, valid and enforceable, exclusive, first priority security interests in and Liens on all of the Collateral in which any Borrower Party, any other Pledgor and General Partner has any right, title or interest, in favor of Administrative Agent for the benefit of Secured Parties, subject to no other Liens (other than Permitted Liens), except as enforceability may be limited by Debtor Relief Laws and equitable principles.
8.06
Financial Condition. Borrower has delivered to Administrative Agent (a) the most-recently available copies of the financial statements and reports described in Section 9.01, certified as true and correct by a Responsible Officer of Borrower; or (b) with respect to such requirement on the Closing

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Date, if such statements and reports are not then available, such information about the financial position of Borrower, if any, as the Administrative Agent shall have reasonably requested. Such financial statements fairly present, in all material respects, the financial condition of Borrower and its consolidated Subsidiaries, if any, as of the applicable date of such financial statements, and have been prepared in accordance with GAAP, except as provided therein.
8.07
Full Disclosure. There is no material fact actually known to a Responsible Officer of any Borrower Party or other Pledgor that has not been disclosed to Administrative Agent in writing thereby (other than information of a general industry or economic nature) which would reasonably be expected to result in a Material Adverse Effect. No information heretofore furnished by any Borrower Party or other Pledgor in connection with, or pursuant to, this Credit Agreement, the other Loan Documents or any transaction contemplated hereby or thereby (taken as a whole) contains any untrue statement of a material fact on the date as of which such information is stated or deemed stated that would reasonably be expected to result in a Material Adverse Effect.
8.08
No Default. Except as disclosed to the Administrative Agent in writing, no event has occurred and is continuing which constitutes an Event of Default or, to the knowledge of any Borrower Party, any other Pledgor or General Partner, a Default.
8.09
No Litigation. There are no actions, suits, investigations or legal, equitable, arbitration or administrative proceedings by or before any arbitrator or Governmental Authority pending, or to the actual knowledge of a Responsible Officer of any Borrower Party, any other Pledgor or General Partner, threatened, against any Borrower Party, any other Pledgor or General Partner that would reasonably be expected to result in a Material Adverse Effect.

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8.10
Material Adverse Change. No changes to any Borrower Party or other Pledgor have occurred since the date of the most recent audited financial statements of such Person delivered to Lenders which would reasonably be expected to result in a Material Adverse Effect.
8.11
Taxes. To the extent that failure to do so would reasonably be expected to have a Material Adverse Effect, all tax returns required to be filed by any Borrower Party or other Pledgor in any jurisdiction have been filed, subject to any applicable extensions without penalty, and all Taxes shown thereon have been paid prior to the time that such Taxes could give rise to a Lien thereon, other than Taxes that are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established. There is no proposed Tax assessment against any Borrower Party or other Pledgor (or any basis for such Tax assessment) which would reasonably be expected to result in a Material Adverse Effect.
8.12
Jurisdiction Formation; Principal Office. (a) The jurisdiction of formation of each Borrower Party, other Pledgor and General Partner, and the principal office, chief executive office and principal place of business of each Borrower Party, other Pledgor and General Partner is set forth on Schedule 1.01A hereto (as such Schedule 1.01A may be amended, restated, supplemented or otherwise modified from time to time) and each Borrower Party, other Pledgor and General Partner has been at such

4910-6553-8863 v.5

location since its formation; (b) the jurisdiction of formation of each Borrower Party, other Pledgor and General Partner is correctly listed on Schedule 1.01A hereto (as such Schedule 1.01A may be amended, restated, supplemented or otherwise modified from time to time) and each Borrower Party, other Pledgor and General Partner is not organized under the laws of any other jurisdiction.

8.13
ERISA Compliance. (a) No Borrower Party, other Pledgor nor any ERISA Affiliate has established, maintains, contributes to, or has any liability (contingent or otherwise) with respect to, any Plan; (b) the underlying assets of each Borrower Party and other Pledgors do not constitute Plan Assets; and (c) assuming that no portion of the assets used by any Lender in connection with the transactions contemplated under the Loan Documents constitutes the assets of any “employee benefit plan” (within the meaning of Section 3(3) of ERISA) that is subject to Title I of ERISA or a “plan” within the meaning of Section 4975 of the Code, none of the transactions contemplated under the Loan Documents constitutes a “non-exempt prohibited transaction” under Section 4975(c)(1)(A), (B), (C) or (D) of the Code or Section 406(a) of ERISA that could subject Administrative Agent or the Lenders to any tax, penalty, damages or any other claim or relief under the Code or ERISA.
8.14
Compliance with Law. Each Borrower Party and other Pledgor is, to the best of its knowledge, in compliance in all respect with all laws, rules, regulations, orders, and decrees which are applicable to such Person or its respective properties, except where non-compliance would not reasonably be expected to have a Material Adverse Effect.
8.15
Hazardous Substances. No Borrower Party or other Pledgor: (a) has received any notice or other communication or otherwise learned of any Environmental Liability which would individually or in the aggregate reasonably be expected to have a Material Adverse Effect arising in connection with:

(i) any non-compliance with or violation of the requirements of any Environmental Law by such Person, or any permit issued under any Environmental Law to such Person; or (ii) the Release or threatened Release of any Hazardous Material into the environment; and (b) to the knowledge of a Responsible Officer, has threatened or actual liability in connection with the Release or threatened Release of any Hazardous Material into the environment which would individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

8.16
Reserved.
8.17
Partnership Structure. As of the Closing Date and as of the date of the most recent Compliance Certificate and Borrowing Base Certificate delivered pursuant to this Credit Agreement, the sole general partner of the Initial Borrower is General Partner and the Partners of each Pledgor and their Capital Commitments (including any Debt Commitments, if applicable) are set forth on the Borrowing Base Certificate delivered by the Borrower Parties to Administrative Agent, and the true and correct Capital Commitment of each Investor is set forth in such Borrowing Base Certificate.
8.18
Capital Commitments and Contributions. There are no Capital Call Notices outstanding except as otherwise disclosed to Administrative Agent in accordance with the terms hereof. Except as notified to Administrative Agent in accordance with the terms of this Credit Agreement, to the actual knowledge of a Responsible Officer of each Pledgor, no Investor is in material default under the Governing Agreement or its Subscription Agreement and each Pledgor has satisfied or will satisfy all conditions to its rights to make a Capital Call, including any and all conditions contained in its Constituent Documents or the Subscription Agreements. Each Side Letter that has been executed by an Investor and Pledgor (or its General Partner) has been provided to Administrative Agent.
8.19
Fiscal Year. The fiscal year of each Borrower Party is the calendar year, except as may be changed in accordance with Section 10.03.
8.20
Investment Company Act.

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(a)
Status as Business Development Company. After its election to be regulated as a “business development company” under the Investment Company Act, the Borrower will be an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a “business development company” within the meaning of the Investment Company Act and will use reasonable best efforts to elect to be treated as and to cause the Borrower’s method of operation to enable it to meet the requirements for qualification and taxation as a RIC. No Pledgor is a person of which the Administrative Agent or any Lender, or any “affiliated person” of the Administrative Agent or any Lender, is an “affiliated person” (as defined in Section 2(a)(3) of the Investment Company Act); is a person with respect to which the Administrative Agent or any Lender or any “affiliated person” of the Administrative Agent or any Lender, has acted in the capacity of “principal underwriter” or “promoter” (as those terms are defined in Investment Company Act Sections 2(a)(20) and (30)); or is an Indirect Fund. The Borrower and each other applicable Pledgor is not subject to any statute, rule, regulation or organizational or offering document which prohibits or limits the incurrence of Indebtedness under the Loan Documents, except for the limitations set forth in the Investment Company Act, state securities laws to the extent applicable, the applicable Governing Agreement and the Constituent Documents of the Borrower and other Pledgors. Neither the Borrower nor each other Pledgor has issued any of its securities in violation of any applicable Law.
(b)
Compliance with Investment Company Act. The business and other activities of the Borrower and each other Pledgor and their respective Subsidiaries, including the making of any Credit Extension hereunder, the application of the proceeds and repayment thereof by the Borrower or, if applicable, any Pledgor and the consummation of the transactions contemplated by the Loan Documents do not result in a violation or breach in any material respect of the provisions of the Investment Company Act or any rules, regulations or orders issued by the Securities and Exchange Commission thereunder, in each case that are applicable to the Borrower and any Pledgor and their respective Subsidiaries.
(c)
Diversification Requirements. The Borrower (together with its Subsidiaries to the extent required by the Investment Company Act) will at all times comply with the portfolio diversification and similar requirements set forth in the Investment Company Act applicable to business development companies. The Borrower will at all times comply with the portfolio diversification and similar requirements (taking into account any applicable grace periods set forth in the Code) set forth in the Code applicable to RICs.
8.21
Margin Stock. No Borrower Party is engaged nor will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each Borrowing, not more than twenty-five percent (25%) of the value of the assets of any Borrower Party only or of such Borrower Party and its Subsidiaries on a consolidated basis will be margin stock.
8.22
No Defenses. Except as notified to Administrative Agent in accordance with the terms of this Credit Agreement, no Responsible Officer of any Pledgor or General Partner knows of any default or circumstance which with the passage of time and/or giving of notice would constitute a default under the Governing Agreement or the Subscription Agreements which would constitute a defense to the obligations of its Investors to make Capital Contributions to the such Pledgor in accordance with the Subscription Agreements or the Governing Agreement, and no Responsible Officer of any Pledgor or General Partner has actual knowledge of any claims of offset or any other claims of any Investor against such Pledgor which

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would or could materially and adversely affect the obligations of such Investor to make Capital Contributions and fund Capital Calls in accordance with the Subscription Agreements (and any related Side Letters between the Investors and such Pledgor (or its General Partner) which have been provided to the Administrative Agent) or the Governing Agreement.

8.23
Foreign Asset Control Laws. To the extent required by law, each Borrower Party and other Pledgor has policies and procedures in place which are reasonably designed to comply with all applicable Anti-Money Laundering Laws and regulations, including, without limitation, applicable provisions of the USA Patriot Act of 2001 (“Pledgor KYC Compliance”) and Sanctions. On or prior to the Closing Date, each Investor has satisfied Pledgor KYC Compliance. Each Borrower Party and Pledgor confirms that such Person is Pledgor KYC Compliant.
8.24
OFAC. No Borrower Party or other Pledgor, nor any of their respective Subsidiaries, nor any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity currently the subject of any Sanctions and with which dealings are prohibited under such Sanctions, nor is any such Person or any Subsidiary located, organized or resident in a Designated Jurisdiction. Borrower shall ensure appropriate controls and safeguards are in place designed to prevent proceeds of any Loan from being used contrary to the provisions contained in Section 10.12. No Investor is a Sanctioned Person.
8.25
Subscription Facility. Each Pledgor confirm that the Transactions are permitted under the applicable Governing Agreement.
8.26
Anti-Corruption and Anti-Money Laundering Laws. Each Borrower Party, each other Pledgor and their respective Subsidiaries, and, to the knowledge of such Person, their respective directors, officers, employees and agents of each such Person and their respective Subsidiaries, are in compliance with Anti-corruption Laws and Anti-Money Laundering Laws, and each such Person has instituted and maintains policies and procedures reasonably designed to ensure continued compliance therewith.
8.27
Initial Closing Date. The Initial Closing Date (as such term is defined in the Governing Agreement) occurred on February 6, 2025.
8.28
Affected Financial Institution. No Borrower Party is an Affected Financial Institution.
8.29
Beneficial Ownership. As of the Closing Date, the information included in each Beneficial Ownership Certification, if applicable, is true and correct in all respects.
8.30
Side Letter Disclosure and Compliance.
(a)
If requested in a Side Letter by any Investor, the General Partner has accurately and truthfully disclosed (or to the extent set forth in such Side Letter made representations relating to) all placement agent arrangements applicable to such Investor in connection with its investment in the applicable Pledgor, and all matters relating to fee disclosures, gift, “pay-to-play”, political campaign contributions or other similar policies or requirements to the extent required in such Side Letter, to the extent the failure of such disclosure to remain accurate would entitle such Investor to exercise any Cease Funding Right as a result of any breach by the General Partner of such disclosure requirements or inaccurate representations. No Pledgor has any reason to believe that any Investor is entitled to exercise a Cease Funding Right as a result of any breach by the General Partner of such disclosure requirements or inaccurate representations.
(b)
All certifications, representations and other disclosures made in or pursuant to any Side Letter are true and correct, to the extent a breach of such certification, representation or

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disclosure would entitle any Investor to void any material provision of the applicable Governing Agreement as it relates to such Investor as result of any breach by the General Partner of such certification or inaccurate representation. No Pledgor has any reason to believe that any Investor is entitled to void any applicable Governing Agreement as it relates to such Investor as a result of any breach by the General Partner of such certifications.

9.
AFFIRMATIVE COVENANTS. So long as Lenders have any commitment to lend hereunder or to cause the issuance of any Letters of Credit hereunder or any Letter of Credit Liability exists, and until payment in full of the Notes and the Loans and all interest, fees, and other amounts (other than in respect of contingent indemnification and expense reimbursement obligations for which no claim has been made) then owing under this Credit Agreement and the other Loan Documents, each Borrower Party, other Pledgor and General Partner, as applicable, agrees that, unless Administrative Agent shall otherwise consent in writing based upon the approval of the Required Lenders (unless the approval of Administrative Agent alone or a different number of Lenders is expressly permitted below):
9.01
Financial Statements, Reports and Notices. The Borrower, for itself and the other Borrower Parties and Pledgors, shall deliver to Administrative Agent sufficient copies for each Lender of the following:
(a)
Annual Statements. As soon as reasonably available and in any event within one hundred twenty (120) days after the end of each fiscal year of each Pledgor, audited, unqualified financial statements of Pledgors and, without duplication, their consolidated Subsidiaries, if any, as of the end of such fiscal year and the related consolidated statements of operations for such fiscal year prepared by independent public accountants of nationally recognized standing;
(b)
Quarterly Statements. As soon as available and in any event within sixty (60) days after the end of each of the first three quarters of each fiscal year of each Pledgor, an unaudited consolidated balance sheet of Pledgors and, without duplication, their consolidated Subsidiaries, as of the end of such quarter and the related unaudited consolidated statements of operations for such quarter and for the portion of Pledgors’ fiscal year ended at the end of such quarter;
(c)
Compliance Certificate. Simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate (a “Compliance Certificate”) of a Responsible Officer of Pledgor substantially in the form of Exhibit G attached hereto (with blanks appropriately completed in conformity herewith and executed by such Responsible Officer to his or her actual knowledge, and which delivery may be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes):

(i) stating that each such Responsible Officer is familiar with the terms and provisions of the Loan Documents, and has made, or caused to be made under his or her supervision, a detailed review of the transactions and condition (financial or otherwise) of Pledgor Parties during the period covered by such Compliance Certificate; (ii) certifying that such financial statements fairly present in all material respects the financial condition and the results of operations of the Pledgors and their consolidated subsidiaries on the dates and for the periods indicated, on the basis of GAAP, subject, in the case of interim financial statements, to normally recurring year-end adjustments and absence of footnotes; (iii) confirming compliance with the covenants set forth in Section 10.10, and containing the calculations evidencing such compliance; (iv) stating whether any Event of Default or, to the best of the such Person’s knowledge, Default exists on the date of such certificate and, if any Event of Default or Default then exists, setting forth the details thereof and the action which the applicable Person is taking or propose to take with respect thereto; (v) specifying known changes, if any, in the name of any Investor or in the identity of any Investor, by merger or otherwise; (vi) listing all Subsequent Investors under Section 10.05(d)(z), if any, and any

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Subsequent Investors that have not satisfied the conditions of Section 10.05(d); (vii) including a report, as prepared for Investors in connection with such financial statements (including, as the case may be, information regarding Portfolio Assets); and (viii) listing Borrowing Base Investors which, to the knowledge of the Pledgors have been subject to an Exclusion Event and the nature of such Exclusion Event;

(d)
Notices Affecting Available Commitment. Promptly and in any event within five (5) Business Days after the delivery of any Initial Notice, a notice setting forth each Investor that has delivered such Initial Notice and the details thereof;
(e)
[Reserved].
(f)
Borrowing Base Certificate. (i) On or prior to the seventh (7th) calendar day of each month (or if such day is not a Business Day, the next Business Day), (ii) concurrently with each Loan Notice and Request for Letter of Credit, (iii) within five (5) Business Days after each Capital Call Notice, and (iv) promptly (and in any event within three (3) Business Days) after a Responsible Officer of any Pledgor obtaining actual knowledge of any Exclusion Event, a Borrowing Base Certificate from a Responsible Officer of each Borrower;
(g)
Beneficial Ownership Certification. Promptly after any change to any Beneficial Ownership Certification previously delivered, an updated Beneficial Ownership Certification, and if any Borrower Party becomes a “legal entity customer” under the Beneficial Ownership Regulation after the Closing Date, a Beneficial Ownership Certification in relation to such Borrower Party;
(h)
Reporting Relating to Investors. Except as otherwise provided for herein with respect to delivery of specific documentation, promptly upon the receipt thereof, copies of all material information and other material correspondence received by any Pledgor or General Partner from the Investors, including, without limitation, notices of default, notices of withdrawal, notices relating in any way to an Investor’s funding obligation and any notice containing any reference to misconduct of any Borrower Party, other Pledgor or General Partner;
(i)
Other Reporting. Except as otherwise provided for herein with respect to delivery of specific documentation, promptly upon delivery to the Investors, copies of all material notices, and other matters of a material nature generally furnished to Investors, including, without limitation, any notice of default, notice of election or exercise of any rights or remedies under the Subscription Agreements, the Governing Agreement or the Constituent Documents of any Pledgor, or any notices relating in any way to any Investor’s Capital Commitment; and
(j)
ERISA Deliverables.
(i)
Unless an Operating Company Opinion has previously been delivered to Administrative Agent in accordance with Section 7.01(a)(ix) or this Section 9.01(j), each Borrower Party and other Pledgor, as applicable, shall deliver to Administrative Agent an Operating Company Opinion in a form reasonably acceptable to Administrative Agent on or before the date, if any, that such Person would hold Plan Assets absent qualification as an Operating Company.
(ii)
To the extent a Borrower Party or other Pledgor has delivered to Administrative Agent an Operating Company Opinion pursuant to Section 7.01(a)(ix) or this Section 9.01(j), by the forty-fifth (45th) day of each Annual Valuation Period of such

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Person, such Person shall deliver to Administrative Agent an Operating Company Certificate.

(iii)
If a Borrower Party or other Pledgor does not intend to qualify as an Operating Company in order to avoid holding Plan Assets, then at the times a Compliance Certificate is delivered to Administrative Agent pursuant to Section 9.01(c), such Person shall deliver a No Plan Asset Certificate to Administrative Agent in lieu of providing an Operating Company Opinion or Operating Company Certificate.
9.02
Payment of Taxes. Each Borrower Party and other Pledgor will pay and discharge all taxes, assessments, and governmental charges or levies imposed upon it, upon its income or profits, or upon any property belonging to it before delinquent, if such failure would have a Material Adverse Effect; provided, however, that no Borrower Party or other Pledgor shall be required to pay any such tax, assessment, charge, or levy if and so long as the amount, applicability, or validity thereof shall currently be contested in good faith by appropriate proceedings and appropriate reserves therefor have been established.
9.03
Maintenance of Existence and Rights. Each Borrower Party and other Pledgor will preserve and maintain its existence. Each Borrower Party and other Pledgor shall further preserve and maintain all of its rights, privileges, and franchises necessary to the normal conduct of its business and in accordance with all valid regulations and orders of any Governmental Authority the failure of which would reasonably be expected to have a Material Adverse Effect.
9.04
Notice of Default or Key Person Event. Each Borrower Party and General Partner will furnish to Administrative Agent, promptly upon becoming aware of the existence of any condition or event which constitutes an Event of Default or a Default, a written notice specifying the nature and period of existence thereof and the action which the applicable Person is taking or proposes to take with respect thereto. Each Borrower Party and General Partner shall promptly notify Administrative Agent in writing upon becoming aware: (a) that any Investor has violated or breached any material term of the Governing Agreement or has become a Defaulting Investor; or (b) of the existence of any condition or event which, with the lapse of time or giving of notice or both, would cause an Investor to become a Defaulting Investor. Borrower shall promptly notify Administrative Agent in writing upon becoming actually aware of the occurrence of a Key Person Event.
9.05
Other Notices. Each Borrower Party and other Person will, promptly upon a Responsible Officer’s actual knowledge thereof, notify Administrative Agent of any of the following events that would reasonably be expected to result in a Material Adverse Effect: (a) any change in the financial condition or business of such Person; (b) any default under any material agreement, contract, or other instrument to which such Person is a party or by which any of its properties are bound, or any acceleration of the maturity of any material indebtedness owing by such Person; (c) any material uninsured claim against or affecting such Person or any of its properties; or (d) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any Governmental Authority affecting such Person.
9.06
Compliance with Loan Documents and Governing Agreement. Unless otherwise approved in accordance with the terms of this Credit Agreement (which approval, by such terms, may require more or fewer Lenders than the Required Lenders), each Borrower Party, other Pledgor and General Partner will promptly comply in all material respects with any and all covenants and provisions of this Credit Agreement, the Notes, all of the other Loan Documents executed by it and its Constituent Documents. Each Pledgor will use the proceeds of any Capital Call Notices only for such purposes as are permitted by its Constituent Documents.
9.07
Books and Records; Access. Each Borrower Party upon reasonable notice to such Borrower Party and at reasonable intervals will give one joint representative of Administrative Agent and Lenders (and upon the occurrence and during the continuation of an Event of Default, representatives of Administrative Agent and all Lenders), access during regular business hours to, and permit representatives

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to examine, copy, or make excerpts from, any and all books, records, and documents in the possession of such Borrower Party and relating to its affairs, and to inspect any of the properties of such Borrower Party. All costs of any such inspection shall be paid by the inspecting party unless an Event of Default exists at the time of such inspection, subject to compliance with Section 13.18.
9.08
Compliance with Law. Each Borrower Party, other Pledgor and General Partner will comply in all respects with all laws, rules, regulations, and all orders of any Governmental Authority, including without limitation, Environmental Laws and ERISA, except where non-compliance would not reasonably be expected to result in a Material Adverse Effect.
9.09
Insurance. Each Borrower Party will maintain insurance on its present and future properties, assets, and business against such casualties, risks, and contingencies, and in such types and amounts, as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, the failure of which to maintain would have a Material Adverse Effect.

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9.10
Authorizations and Approvals. Each Borrower Party, other Pledgor and General Partner will promptly obtain, from time to time at its own expense, all such governmental licenses, authorizations, consents, permits and approvals as may be required to enable such Person to comply in all material respects with their respective obligations hereunder and under the other Loan Documents, the Subscription Agreements and their respective Constituent Documents.
9.11
Maintenance of Liens. Each Borrower Party, other Pledgor and General Partner shall perform all such acts and execute all such documents as Administrative Agent may reasonably request in order to enable Secured Parties to report, file, and record every instrument that Administrative Agent may reasonably deem necessary in order to perfect and maintain Secured Parties’ liens and security interests in the Collateral provided such Borrower Party, other Pledgor and General Partner and otherwise to preserve and protect the rights of Secured Parties.
9.12
Further Assurances. Each Borrower Party, other Pledgor and General Partner will make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such vouchers, invoices, notices, certifications, and additional agreements, undertakings, conveyances, transfers, assignments, financing statements, or other assurances, and take any and all such other action, as Administrative Agent may, from time to time, reasonably deem necessary in connection with this Credit Agreement or any of the other Loan Documents, the obligations of each Borrower Party, other Pledgor and General Partner hereunder or thereunder, or for better assuring and confirming unto Secured Parties all or any part of the security for any of such obligations anticipated herein or as legally required to comply with “know-your-customer” and other anti-money laundering rules and regulations.
9.13
Investor Financial and Rating Information. Each Pledgor shall request, from each Investor, financial information required under the Governing Agreement, as agreed from time to time with Administrative Agent, and shall, upon receipt of such information, promptly deliver same to Administrative Agent, or shall promptly notify Administrative Agent of its failure to timely obtain such information. The Pledgors will promptly notify Administrative Agent in writing (but in no event later than five (5) Business Days) after a Responsible Officer of such Pledgor becoming aware of any Exclusion Event.
9.14
Anti-Corruption Laws; Sanctions. Each Borrower Party and each Pledgor will conduct their businesses in compliance with all Anti-corruption Laws, Anti-Money Laundering Laws and other

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applicable anti-corruption legislation in other jurisdictions and with all applicable Sanctions, and maintains policies and procedures designed to ensure continued compliance with such laws and Sanctions.

9.15
Covenants of Qualified Borrowers.
(a)
The covenants and agreements of Qualified Borrowers hereunder shall be binding and effective with respect to a Qualified Borrower upon and after the execution and delivery of a Joinder Agreement by such Qualified Borrower.
(b)
At any time and from time to time, but only for so long as no Event of Default shall then exist, the Borrower may notify the Administrative Agent (each, a “Removal Notice”) that one (1) or more Qualified Borrowers are to be removed as a Borrower Party hereunder. Such Removal Notice shall be given to the Administrative Agent at least the same number of Business Days required for an optional prepayment hereunder prior to the proposed removal date contained in the Removal Notice and shall be accompanied by a Borrowing Base Certificate (completed and signed by a Responsible Officer). Upon the Borrower’s compliance with the foregoing and (i) the Administrative Agent’s receipt of a payment equal to all of such Qualified Borrower’s Obligations hereunder and (ii) the return to the Letter of Credit Issuer of all outstanding Letters of Credit issued for such Qualified Borrower, such Qualified Borrower shall be released from its obligations under this Credit Agreement and the other Loan Documents; provided, however, that any such release of a Qualified Borrower shall only be effective as to Obligations thereof arising after the applicable removal date.
9.16
Cease Funding Notice. General Partner shall notify Administrative Agent as soon as reasonably practicable (but not later than three (3) Business Days) after the earlier of (a) receipt of notice from any Included Investor of such Included Investor's election to exercise any Cease Funding Right (a “Cease Funding Notice”) and (b) General Partner obtaining knowledge of the occurrence of any trigger event with respect to any Investor’s Cease Funding Right.
9.17
Investment Company Act; Status of RIC and BDC. Borrower shall at all times (a) after its election to be regulated as a “business development company” under the Investment Company Act, maintain its status as a “business development company” under the Investment Company Act, and (b) use its reasonable best efforts to maintain its status as a RIC under the Code, subject to the applicable grace periods set forth in the Code, with respect to this clause (b). As of the date any other Pledgor is treated as a RIC under the Code, such Pledgor shall at all times thereafter maintain its status as a RIC set forth in the Code, subject to the applicable grace periods set forth in the Code.
10.
NEGATIVE COVENANTS. So long as Lenders have any commitment to lend hereunder or to cause the issuance of any Letters of Credit hereunder or any Letter of Credit Liability exists, and until payment in full of the Notes and the Loans and all interest, fees, and other amounts then owing (other than in respect of contingent indemnification and expense reimbursement obligations for which no claim has been made) under this Credit Agreement and the other Loan Documents, each Borrower Party, other Pledgor and General Partner, as applicable, agrees that, without the written consent of Administrative Agent, based upon the approval of Required Lenders (unless the approval of Administrative Agent alone or a different number of Lenders is expressly permitted below):
10.01
Mergers; Dissolution, Borrower Party Information
(a)
Borrower will not merge or consolidate with or into any Person, unless Borrower is the surviving entity.
(b)
Subject to the immediately preceding clause, (i) no Qualified Borrower will merge or consolidate with or into any Person, unless such Qualified Borrower or another Qualified Borrower is the surviving entity, or (ii) no Pledgor will merge or consolidate with or into any Person, unless

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such Pledgor is the surviving entity.
(c)
No Borrower Party or General Partner will take any action to dissolve or terminate such Borrower Party, including, without limitation, any action to Dispose of all or substantially all of the property of such Borrower Party or General Partner.
(d)
Subject to Section 9.11, no Pledgor or General Partner will change its name, jurisdiction of formation, chief executive office and/or principal place of business without giving Administrative Agent a minimum of 30 days’ written notice thereof. In connection with any such change, the Borrower Parties will deliver to Administrative Agent an updated replacement Schedule 1.01A.
10.02
Negative Pledge. Without the approval of all Lenders, no Pledgor or General Partner will create or suffer to exist any Lien upon the Collateral, other than a first priority security interest in and upon the Collateral to Secured Parties and the other Permitted Liens. For the avoidance of doubt, Portfolio Assets are not part of the Collateral, and the Borrower Parties are not restricted hereby from granting Liens thereon.
10.03
Fiscal Year and Accounting Method. Without prior written notice to Administrative Agent, no Pledgor will change its fiscal year or change in any material respect its method of accounting. No Borrower Party or other Pledgor shall change is fiscal year or change in any material respect its method of account except in accordance with the terms of its Governing Agreement.
10.04
Constituent Documents. Without the prior written consent of Administrative Agent consistent with this Section, no Pledgor shall alter, amend, modify, terminate, or change any provision of its Constituent Documents affecting the Investors’ debts, duties, obligations, and liabilities, and the rights, titles, security interests, liens, power and privileges of such Pledgor, Administrative Agent or Secured Parties, in each case relating to Capital Call Notices, Capital Commitments, Capital Contributions, Pending Capital Calls or Unfunded Commitments; or amend the terms of Section 4 of the Governing Agreement, in each case in any way that materially and adversely affects the rights of Administrative Agent or Secured Parties (each a “Material Amendment”). With respect to any proposed amendment, modification or change to any Constituent Document, the applicable Pledgor shall notify Administrative Agent of such proposal. Administrative Agent shall determine, in its sole reasonable discretion (that is, the determination of the other Lenders, shall not be required) on Administrative Agent’s good faith belief, whether such proposed amendment, modification or change to such Constituent Document is a Material Amendment, and shall notify the applicable Pledgor of its determination within five (5) Business Days of the date on which it is deemed to have received such notification pursuant to Section 13.07. If Administrative Agent determines that the proposed amendment is a Material Amendment, the approval of the Required Lenders and Administrative Agent will be required (unless the approval of all Lenders is required consistent with the terms of Section 13.01), and Administrative Agent shall promptly notify the Lenders of such request for such approval, distributing, as appropriate, the proposed amendment and any other relevant information provided by any Pledgor. Administrative Agent and the Lenders shall be required to respond to such requests within five (5) Business Days of such notice. If a Lender has not responded to such request for approval within five (5) Business Days of receiving such notice, such Lender shall be deemed to have approved such proposed amendment. If Administrative Agent determines that the proposed amendment is not a Material Amendment, the applicable Pledgor may make such amendment without the consent of Lenders. Notwithstanding the foregoing, without the consent of Administrative Agent or the Lenders, a Pledgor may amend its Constituent Documents: (i) to admit new Investors to the extent permitted by this Credit Agreement; (ii) to permit the adoption of any provisions elected by an Investor with respect to a

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“most favored nations” clauses in any Side Letters (provided that in the case of this subclause (ii), the Pledgors will provide prior written notice to the Administrative Agent); (iii) to extend the capital raising period; (iv) to reflect transfers of interests permitted by this Credit Agreement; and (v) to facilitate the formation, operation and qualification of the Borrower as a RIC or as “business development company” under the Investment Company Act (to the extent not in conflict with the restrictions hereunder or otherwise materially adverse to the Lenders); provided that the applicable Pledgor(s) shall provide a copy of any such amendment which does not require the consent of the Administrative Agent or the Lenders pursuant to the terms hereof.

10.05
Transfer by, or Admission of, Investors.
(a)
Transfer of Subscribed Interest and Debt Commitment. Without the prior written consent of Administrative Agent, acting alone, which shall not be unreasonably withheld, delayed or conditioned, Pledgors may not permit the transfer of the Subscribed Interest or a Debt Commitment of any Investor without prior written notice to Administrative Agent.
(b)
Designation of Transferee. A transferee that meets the Applicable Requirement, as determined by Administrative Agent in its reasonable discretion, and that has delivered its duly executed Subscription Agreement and Side Letter, if any, which Side Letter shall be reasonably acceptable to the Administrative Agent, to Administrative Agent may be designated as an Included Investor with the approval of Administrative Agent. Designation of any other transferee as a Borrowing Base Investor will require the consent as set forth in the definitions of Included Investor and Designated Investor, as applicable.
(c)
Admission of Investors. No Pledgor shall admit any Person as an additional Investor unless such Pledgor, prior to the effective date of such transfer, confirms that such additional Investor does not appear on any list of “Specially Designated Nationals” or other list of known or suspected terrorists generated by OFAC with which dealings are prohibited under Sanctions.
(d)
Documentation Requirements. Each Pledgor shall provide notice to Administrative Agent of the transfer of the Subscribed Interest or a Debt Commitment of (x) in the case of a Borrowing Base Investor, prior to the transfer of such Subscribed Interest or Debt Commitment, (y) in the case of a non-Borrowing Base Investor with a Subscribed Interest or Debt Commitment of $3,000,000 or greater, promptly after the transfer of such Subscribed Interest and

(z) in the case of a non-Borrowing Base Investor with a Subscribed Interest or Debt Commitment of less than $3,000,000, concurrently with the delivery of financial statements pursuant to Section 9.01(a) and 9.01(b) in the accompanying Compliance Certificate. Each Pledgor shall require that, except at such times as otherwise provided for herein, (i) any Person admitted as a substitute or new Investor (whether due to a transfer by an existing Investor or otherwise) (a “Subsequent Investor”) shall provide Administrative Agent with a copy of such Investor’s duly executed Subscription Agreement and Side Letter, if any; and (ii) any existing Investor that is a transferee from another Investor shall provide the applicable transfer documentation with respect to any increase in its Subscribed Interest or Debt Commitment relating to such transfer.

(e)
Funding Requirements. Prior to the effectiveness of any transfer by a Borrowing Base Investor, Borrower shall calculate whether, taking into account the Capital Commitments of the Borrowing Base Investors as if such transfer had occurred, the transfer would cause the Principal Obligation to exceed the Available Commitment, and shall calculate and make (including causing any other Pledgor to make) any Capital Calls required to pay any resulting mandatory prepayment under Section 3.04 prior to permitting such transfer.

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10.06
Capital Commitments. Other than rights under the Governing Agreement permitting an Investor from opting out of particular Portfolio Assets, Pledgor shall not: (a) without the prior written consent of Administrative Agent (not to be unreasonably withheld, delayed or conditioned), cancel, reduce, suspend or defer the Capital Commitment of any non-Borrowing Base Investor; and (b) without the prior written approval of Administrative Agent and all Lenders (not to be unreasonably withheld, delayed or conditioned): (i) cancel, reduce, suspend or defer the Capital Commitment of any Borrowing Base Investor; or (ii) excuse any Investor from or permit any Investor to defer any Capital Contribution, if the proceeds from the related Capital Call Notice are to be applied to the Obligations hereunder.
10.07
ERISA Compliance. (a) No Borrower Party, any other Pledgor nor any ERISA Affiliate shall establish, maintain, contribute to, or incur any liability (contingent or otherwise) with respect to, any Plan; (b) without the approval of all Lenders, no Borrower Party or any other Pledgor shall take any action that would cause its underlying assets to constitute Plan Assets; and (c) no Borrower Party or any other Pledgor, as applicable, shall change its Annual Valuation Period without giving prior written notice to Administrative Agent.
10.08
Reserved.
10.09
Limitations on Dividends and Distributions.
(a)
No Borrower Party nor any other Pledgor shall declare or pay any dividends or distributions except as permitted under its Constituent Documents.
(b)
No Borrower Party nor any other Pledgor shall declare or pay any dividends or distributions if: (i) any Mandatory Prepayment Event exists; (ii) any Event of Default exists; or

(iii) a Default under Sections 11.01(a), 11.01(g) or 11.01(h) exists; provided, however, that so long as no Event of Default under Sections 11.01(a), 11.01(g) or 11.01(h) exists, Borrower shall, if applicable, have the right to pay Permitted RIC Distributions.

10.10
Limitation on Debt. No Pledgor shall incur any Indebtedness (including the Obligations) in excess of the limitations on Indebtedness set forth in the Governing Agreement as in effect on the Closing Date (or as amended in accordance with Section 10.04). For the avoidance of doubt, Borrower or its Subsidiaries will be permitted to incur debt secured by its Portfolio Assets or other asset (other than the Collateral).
10.11
Limitation on General Partner. General Partner may not create or suffer to exist any Lien (other than Permitted Liens) upon its Subscribed Interest in any Pledgor, nor may General Partner engage in any activities or operate any other business other than to serve as general partner of the Pledgors. Other than the security interests and Liens in the Collateral granted to Administrative Agent pursuant to the Loan Documents, General Partner will not delegate: (a)(i) any of its rights to issue Capital Call Notices, (ii) any of its rights to require that the Investors make Capital Contributions or (iii) any other right or remedy relating to the Collateral hereunder (including enforcement of the Investors’ obligation to make Capital Contributions in accordance with the Governing Agreement) or (b) any of its rights to consent to the transfer by any Investor of its Subscribed Interest or a Debt Commitment in any Pledgor or to any Capital Event.
10.12
Sanctions. No Borrower Party or any other Pledgor shall directly or, to the knowledge of its Responsible Officers, indirectly permit the proceeds of any Loan: (a) to be lent, contributed or otherwise made available to fund any activity or business in any Designated Jurisdiction to the extent in violation of Sanctions; (b) to fund any activity or business of any Sanctioned Person or any Person located, organized, formed, incorporated or residing in any Designated Jurisdiction or who is the subject of any Sanctions, to the extent in violation of Sanctions; or (c) in any other manner that will result in any material violation by

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any Person (including any Lender or Administrative Agent) of any Sanctions or Anti-corruption Laws, and no Borrower Party or any other Pledgor shall breach the representations and warranties set forth in Section 8.24.

10.13
Change in Nature of Business. No Borrower Party nor any other Pledgor shall engage in any material line of business substantially different from those lines of business conducted by such Person and its Subsidiaries on the date hereof or any business substantially related or incidental thereto unless such engagement in such line of business is in compliance with the Governing Agreement.
10.14
[Reserved].
10.15
Limitations on Intermediate Entities. No Intermediate Entity may sell, transfer, assign or otherwise dispose of, or create or suffer to exist any Lien (other than Permitted Liens) upon, all or any portion of its interest in any Borrower or another Intermediate Entity other than to any Person becoming a Pledgor hereunder.
11.
EVENTS OF DEFAULT.
11.01
Events of Default. An “Event of Default” shall exist if any one or more of the following events (herein collectively called “Events of Default”) shall occur and be continuing:
(a)
any Borrower Party shall fail to pay when due and in the currency required hereunder: (i) any principal of the Obligations; or (ii) any interest on the Obligations or any fee, expense, or other payment required hereunder or under any other Loan Document, and, except for with respect to any payments due and owing on the Maturity Date such failure under this clause (ii) shall continue for five (5) days thereafter, including, without limitation, payment of cash for deposit as Cash Collateral as required hereunder;
(b)
any representation or warranty made or deemed made by any Borrower Party, other Pledgor or General Partner under this Credit Agreement or any of the other Loan Documents executed by any of them, or in any certificate or statement furnished or made to Lenders or any of them by a Borrower Party, other Pledgor or General Partner pursuant hereto or in connection herewith or with the Loans, shall prove to be untrue or inaccurate in any material respect as of the date on which such representation or warranty is made or deemed made (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date) and the adverse effect of the failure of such representation or warranty shall not have been cured within thirty (30) days after the earlier of

(i) written notice thereof if delivered to the Borrower by Administrative Agent or (ii) a Responsible Officer of the Borrower obtains actual knowledge thereof;

(c)
default shall occur in the performance of any of the covenants or agreements contained herein (other than the covenants contained in Sections 3.04, 5.02(a), 5.02(c), 5.02(d), 9.14, 9.16, 9.17, 10.01, 10.02, 10.04, 10.05(a), 10.05(c), clause (x) of Section 10.05(d), 10.06,

10.07, 10.08, 10.09, 10.10 or 10.12), or of the covenants or agreements of any Borrower Party, other Pledgor or General Partner contained in any other Loan Documents executed by such Person, and such default shall continue uncured to the satisfaction of Administrative Agent for a period of thirty (30) days after written notice thereof has been given by Administrative Agent to Borrower provided that such thirty (30)-day cure period shall not apply respecting covenants of Borrower Parties relating to statements, certificates and notices to be given by a Borrower Party, but a fifteen (15)-day grace period (or, in the case of Section 10.05(d) (other than clause (x) thereof), a five (5)-day grace period) shall apply;

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(d)
default shall occur in the performance of the covenants and agreements of any Borrower Party, other Pledgor or General Partner contained in Sections 3.04, 5.02(a), 5.02(c), 5.02(d), 9.14, 9.16, 9.17, 10.01, 10.02, 10.04, 10.05(a), 10.05(c), clause (x) of Section 10.05(d),

10.06, 10.07, 10.08, 10.09, 10.10 or 10.12;

(e)
other than (i) in compliance with the provisions of this Credit Agreement, or (ii) as a result of any action or inaction by Administrative Agent or other Secured Party, any of the Loan Documents executed by any Borrower Party, other Pledgor or General Partner shall cease, in whole or in material part, to be legal, valid and binding agreements enforceable (subject to Debtor Relief Laws and equitable principles) against such any Borrower Party, other Pledgor or General Partner in accordance with the terms thereof or shall in any way be terminated or become or be declared ineffective or inoperative or shall in any way whatsoever cease to give or provide the respective liens, security interest, rights, titles, interest, remedies, powers, or privileges intended to be created thereby, except any release or termination pursuant to the terms of such Loan Document;
(f)
default shall occur in the payment of any recourse Indebtedness (other than the Obligations) of any Borrower Party or other Pledgor, in an aggregate amount greater than or equal to $15,000,000, and such default shall continue after receipt of any applicable notice for more than the applicable period of grace, if any;
(g)
any Borrower Party, other Pledgor or General Partner shall: (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor, or liquidator of itself or of all or a substantial part of its assets; (ii) file a voluntary petition in bankruptcy or admit in writing that it is unable to pay its debts as they become due; (iii) make a general assignment for the benefit of creditors; (iv) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any Debtor Relief Laws; (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding; or (vi) take partnership or corporate action for the purpose of effecting any of the foregoing;
(h)
the commencement of any proceeding under any Debtor Relief Laws relating to any Borrower Party, other Pledgor or General Partner or all or any material part of its respective property is instituted without the consent of such Person and continues undismissed or unstayed for a period of sixty (60) days; or an order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition seeking reorganization or liquidation of any Borrower Party, other Pledgor or General Partner or appointing a receiver, custodian, trustee, intervenor, liquidator, administrator or similar entity of such Person, or of all or substantially all of its assets;
(i)
any final judgments or orders for the payment of money against any Borrower Party, other Pledgor or General Partner in an aggregate amount (as to all such judgments or orders) exceeding $15,000,000 (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) and: (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of ten (10) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect;
(j)
a Change of Control shall occur;
(k)
General Partner repudiates, challenges or declares unenforceable its obligation to make contributions to the capital of Pledgor pursuant to its Capital Commitment or otherwise

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disaffirms the provisions of the Governing Agreement, or fails to make a contribution to the capital of Pledgor when required; or

(l)
at any time (such time being referred to as a “determination time”) one (1) or more non-affiliated Borrowing Base Investors having Capital Commitments aggregating fifteen percent (15%) or greater of the aggregate Capital Commitments of all Investors shall default and continue to be in default at such determination time on their respective obligation to fund any Capital Call within fifteen (15) Business Days of such Capital Call (without regard to any other notice or cure period).
11.02
Remedies Upon Event of Default. If an Event of Default shall have occurred and be continuing, then Administrative Agent may, and, upon the direction of the Required Lenders, shall:
(a)
suspend the Commitments of Lenders and any obligation of the Letter of Credit Issuer to make L/C Credit Extensions or Swingline Lender to advance Swingline Loans until such Event of Default is cured;
(b)
terminate the Commitment of Lenders and any obligation of the Letter of Credit Issuer to make L/C Credit Extensions or Swingline Lender to advance Swingline Loans hereunder; (c) reduce the aggregate Commitments to an amount equal to the aggregate Loans and all issued and outstanding Letters of Credit of the Borrower Parties; (d) declare the unpaid principal amount of all outstanding Obligations, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable (including the liability to fund the Letter of Credit Liability hereunder), whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration, or of intention to accelerate or other notice of any kind all of which each Borrower Party hereby expressly waives, anything contained herein or in any other Loan Document to the contrary notwithstanding; (e) require that each Borrower Party Cash Collateralize its respective Letter of Credit Liability (in an amount equal to the Minimum Collateral Amount with respect thereto); (f) exercise any right, privilege, or power set forth in Section 5.02, including, but not limited to, the initiation of Capital Call Notices of the Capital Commitments; or (g) without notice of default or demand, pursue and enforce any of Administrative Agent’s or any or all of the Secured Parties’ rights and remedies under the Loan Documents, or otherwise provided under or pursuant to any applicable law or agreement; provided, however, that if any Event of Default specified in Section 11.01(g) or Section 11.01(h) shall occur, the obligation of each Committed Lender to make Syndicated Loans, the Swingline Lender to make Swingline Loans and any obligation of the Letter of Credit Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of Borrower to Cash Collateralize the Letter of Credit Liability as aforesaid shall automatically become effective, in each case without any further action by Administrative Agent or Lenders, or any of them, and without presentment, demand, protest, notice of default, notice of acceleration, or of intention to accelerate or other notice of any kind, all of which each Borrower Party hereby expressly waives.
11.03
Curing an Event of Default by Investor Capital Call.
(a)
Upon the occurrence and during the continuance of an Event of Default, notwithstanding anything to the contrary, none of Administrative Agent, any Lender or other Secured Party may issue funding notices to any Investor or exercise any other remedy to which it may be otherwise entitled under this Credit Agreement, any of the other Loan Documents or at law or in equity with respect to such Event of Default unless Administrative Agent shall have given the Borrower Parties three (3) Business Days written notice of its intention to exercise such remedies (provided that, no such notice is required to the extent the Event of Default arises from the failure of General Partner to make a Capital Call or make a payment following a Capital Call), in each case, required pursuant to the terms of the Loan Documents. If, at any time prior to or during such three (3) Business Day notice period, the General Partner shall, on no more than one occasion prior

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to the Maturity Date, make a Capital Call on the Unfunded Commitments of the Investors to repay the outstanding Obligations within the period ending fifteen (15) Business Days from the end of the initial three (3) Business Day notice period, sufficient (together with amounts on deposit in or credited to the Collateral Account) to cure each such Event of Default (to the extent such Event of Default may be cured via repayment) or repay the outstanding Obligations (and Cash Collateralize Letter of Credit Liability) in full, as applicable, then Administrative Agent, the Lenders and other Secured Parties may not exercise any such remedy until the expiration of the period ending fifteen (15) Business Days from the end of the initial three (3) Business Day notice period, provided that nothing in this Section 11.03(a) shall prohibit Administrative Agent, any Lender or other Secured Party from (i) asserting exclusive control of the Collateral Account, (ii) taking any such actions as may be required to protect their rights in a bankruptcy proceeding, or (iii) after the application of the proceeds received in response to any such Capital Call, in the event such Event of Default or another Event of Default is continuing, accelerating the Obligations or terminating the Commitments; provided, further, that to the extent that (A) the General Partner does not make such Capital Call or (B) the application of the proceeds of any such Capital Call are not sufficient (together with amounts on deposit in or credited to the Collateral Account) to cure such Event of Default or repay the outstanding Obligations (and Cash Collateralize Letter of Credit Liability) in full, as applicable, then, so long as such Event of Default shall be continuing, the Administrative Agent may, in accordance with the terms hereof, issue a Capital Call in an amount sufficient (together with amounts on deposit in or credited to the Collateral Account) to cure such Event of Default (to the extent such Event of Default may be cured via repayment) or repay the outstanding Obligations (and Cash Collateralize Letter of Credit Liability) in full, as applicable, or exercise any other remedy with respect to the Collateral.

(b)
In the event that Administrative Agent elects to notify the Investors to make Capital Contributions in respect of their Unfunded Commitments, then Administrative Agent shall not request any individual Investor to fund an amount exceeding such Investor’s pro-rata share of the Obligations (based on the proportion of such Investor’s Unfunded Commitment to the aggregate Unfunded Commitments of all Investors other than Defaulting Investors) without first making best efforts (consistent with the terms of the Constituent Documents and applicable Law) to issue a Capital Call (which may be issued by General Partner or Administrative Agent) to each Investor for its pro-rata share of the Obligations and waiting fifteen (15) Business Days following such Capital Call prior to initiating further remedies. Further, without the prior written consent of Borrower, neither the Administrative Agent nor any Lender may contact any Investor, other than during the continuance of an Event of Default, to the extent otherwise permitted hereunder, to submit a Capital Call Notice or otherwise exercise remedies in connection therewith.
(c)
None of Administrative Agent, any Lender or any other Secured Party shall be entitled to take any action against any Investor that is an ERISA Investor or a Plan (other than

(i) issuing funding notices in the name of any Borrower Party or other Pledgor or (ii) applying funds paid by such ERISA Investor or Plan into the Collateral Account (which shall remain in the name of the applicable Pledgor) to the payment of the Obligations), under the Governing Agreement or Subscription Agreement, as applicable to the extent it has knowledge that a “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code) would arise therefrom.

11.04
Performance by Administrative Agent. Should any Borrower Party fail to perform any covenant, duty, or agreement contained herein or in any of the other Loan Documents, and such failure continues beyond any applicable cure period, Administrative Agent may (subject to Section 10.03), but shall not be obligated to, perform or attempt to perform such covenant, duty, or agreement on behalf of such Person. In such event, each Borrower Party shall, at the request of Administrative Agent promptly pay

4910-6553-8863 v.5

any reasonable amount expended by Administrative Agent in such performance or attempted performance to Administrative Agent at Administrative Agent’s Office, together with interest thereon at the Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly understood that neither any of the Agents nor any of the other Secured Parties assume any liability or responsibility for the performance of any duties of any Borrower Party, or any related Person hereunder or under any of the other Loan Documents or other control over the management and affairs of any Borrower Party, or any related Person, nor by any such action shall any of the Agents or other Secured Parties be deemed to create a partnership arrangement with any Borrower Party or any related Person.

11.05
Application of Funds. After the exercise of remedies provided for in Section 11.02 (or after the Swingline Loans and Syndicated Loans have automatically become immediately due and payable and Letter of Credit Liabilities have automatically been required to be Cash Collateralized as set forth in the proviso to Section 11.02), any amounts received on account of the Obligations shall, subject to the provisions of Section 2.15, be applied by Administrative Agent in the following order: (a) to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to Administrative Agent and amounts payable under Section 4) payable to Administrative Agent in its capacity as such; (b) to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders, the Swingline Lender and the Letter of Credit Issuer (including fees, charges and disbursements of counsel to the respective Lenders, the Swingline Lender and the Letter of Credit Issuer and amounts payable under Section 4), ratably among them in proportion to the respective amounts described in this clause (b) payable to them; (c) to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and accrued and unpaid interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders, the Swingline Lender and the Letter of Credit Issuer in proportion to the respective amounts described in this clause (c) payable to them; (d) to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, ratably among the Lenders, the Swingline Lender and the Letter of Credit Issuer in proportion to the respective amounts described in this clause (d) held by them; (e) to Administrative Agent for the account of the Letter of Credit Issuer, to Cash Collateralize that portion of the Letter of Credit Liability comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by Borrower pursuant to Sections 2.08 and 2.15; and (f) the balance, if any, after all of the Obligations have been indefeasibly paid in full, to Borrower or as otherwise required by Law.

Subject to Sections 2.08 and 2.15, amount used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause (e) above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

12.
AGENTS.
12.01
Appointment and Authority. Each Lender (including any Person that is an assignee, participant, secured party or other transferee with respect to the interest of such Lender in any Principal Obligation or otherwise under this Credit Agreement), Swingline Lenders and the Letter of Credit Issuer hereby irrevocably appoints each Agent (other than a Funding Agent for a different Lender Group) to act on its behalf hereunder and under the other Loan Documents and authorizes each Agent (other than a Funding Agent for a different Lender Group) to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except for provisions of this Section 12 expressly granting rights to the Borrower Parties, the provisions of this Section 12 are solely for the benefit of Agents, the Lenders, Swingline Lenders and the Letter of Credit Issuer, and no Borrower Party shall have rights as a third party

4910-6553-8863 v.5

beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

12.02
Rights as a Lender. The Person serving as Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as Administrative Agent hereunder in its individual capacity as a Lender. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower Party or any Subsidiary or other Affiliate thereof as if such Person were not Administrative Agent hereunder and without any duty to account therefor to the Lenders.
12.03
Exculpatory Provisions.
(a)
No Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, no Agent:
(i)
shall be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing;
(ii)
shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose any Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may affect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and
(iii)
shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, nor shall it be liable for the failure to disclose, any information relating to the Borrower Parties or any of their respective Affiliates that is communicated to or obtained by such Agent or any of its Affiliates in any capacity.
(b)
No Agent shall be liable for any action taken or not taken by it: (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or, under the circumstances as provided in Sections 11.02 and 13.01 as Administrative Agent shall believe in good faith shall be necessary); or (ii) in the absence of its own gross negligence, bad faith or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment, no Agent shall be deemed to have knowledge of any Default or Event of Default (except with respect to defaults in the payment of principal, interest and fees required to be paid to Administrative Agent for the account of the Lenders) unless

4910-6553-8863 v.5

and until notice describing the same is given in writing to such Agent by Borrower or a Lender, Swingline Lender or the Letter of Credit Issuer.

(c)
No Agent shall be responsible for or have any duty to ascertain or inquire into:

(i) any statement, warranty or representation made in or in connection with this Credit Agreement or any other Loan Document; (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith; (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default; (iv) the validity, enforceability, effectiveness or genuineness of this Credit Agreement, any other Loan Document or any other agreement, instrument or document; or (v) the satisfaction of any condition set forth in Section 7 or elsewhere herein, other than, in the case of Administrative Agent, to confirm receipt of items expressly required to be delivered to it.

(d)
Administrative Agent does not warrant, nor accept responsibility for, nor shall Administrative Agent have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, the Term SOFR Reference Rate, the Term SOFR Rate, the Term SOFR Rate, Daily Simple SOFR or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, the Term SOFR Reference Rate, the Term SOFR Rate, the Term SOFR Rate, Daily Simple SOFR or any other Benchmark prior to its discontinuance or unavailability or (b) the effect, implementation or composition of any Conforming Changes. Administrative Agent and its Affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Benchmark Replacement) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to Borrower. Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Benchmark Replacement) (or any component of any of the foregoing), in each case pursuant to the terms of this Credit Agreement, and shall have no liability to the Borrower Parties, any Lender or any other Person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.
12.04
Reliance by Agent or Lender. Each Agent, Letter of Credit Issuer, Swingline Lender and Lender shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender, Swingline Lender or the Letter of Credit Issuer, Administrative Agent may presume that such condition is satisfactory to such Lender, Swingline Lender or the Letter of Credit Issuer unless Administrative Agent shall have received notice to the contrary from such

4910-6553-8863 v.5

Lender, Swingline Lender or the Letter of Credit Issuer prior to the making of such Loan or the issuance of such Letter of Credit. Administrative Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

12.05
Delegation of Duties. Each Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by such Agent. Each Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section 12 shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent. No Agent shall be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that such Agent acted with gross negligence, bad faith or willful misconduct in the selection of such sub-agents.
12.06
Resignation of Administrative Agent.
(a)
Administrative Agent may at any time give notice of its resignation to the Lenders, Swingline Lender, the Letter of Credit Issuer and the Borrower Parties. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, Swingline Lender and the Letter of Credit Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor Administrative Agent has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(b)
If the Person serving as the Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to Borrower and such Person and remove such Person as Administrative Agent and, with the consent of Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment, within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(c)
With effect from the Resignation Effective Date or the Removal Effective Date (as applicable): (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders, Swingline Lender or the Letter of Credit Issuer under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed); and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender, Swingline Lender and the Letter of Credit Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the

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acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 4.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 12.06). The fees payable by Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Section 12.06 and Section 13.06 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

(d)
Any resignation by Natixis as Administrative Agent pursuant to this Section 12.06 shall also constitute its resignation as Letter of Credit Issuer and Swingline Lender. If Natixis resigns as Letter of Credit Issuer, it shall retain all the rights, powers, privileges and duties of the Letter of Credit Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Letter of Credit Issuer and all Letter of Credit Liability with respect thereto, including the right to require the Committed Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.08(c). If Natixis resigns as Swingline Lender, it shall retain all of the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require Committed Lenders to make Base Rate Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.07(c). In the event of any such resignation as Letter of Credit Issuer or Swingline Lender, Borrower shall be entitled to appoint from among the Committed Lenders (subject to the consent of such Committed Lender in its sole discretion) a successor Letter of Credit Issuer or Swingline Lender, as applicable, hereunder (which successor shall in all cases be a Committed Lender other than a Defaulting Lender); provided, however, that no failure by Borrower to appoint any such successor shall affect the resignation of Natixis as Letter of Credit Issuer. Upon the appointment by Borrower of a successor Letter of Credit Issuer or Swingline Lender, as applicable, hereunder: (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Letter of Credit Issuer or Swingline Lender, as applicable; (ii) the retiring Letter of Credit Issuer or Swingline Lender, as applicable, shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents; and (iii) the successor Letter of Credit Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Letter of Credit Issuer to effectively assume the obligations of the retiring Letter of Credit Issuer with respect to such Letters of Credit.
12.07
Non-Reliance on Agents and Lenders. Each Lender, Swingline Lender and the Letter of Credit Issuer acknowledges that it has, independently and without reliance upon any Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement. Each Lender, Swingline Lender and the Letter of Credit Issuer also acknowledges that it will, independently and without reliance upon any Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Credit Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
12.08
No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Arrangers or other agents listed on the cover page hereof shall have any powers, duties or responsibilities

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under this Credit Agreement or any of the other Loan Documents, except in its capacity, as applicable, as an Agent, or a Lender, Swingline Lender or the Letter of Credit Issuer hereunder.
12.09
Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Borrower Party, Administrative Agent (irrespective of whether the principal of any Loan or Letter of Credit Liability shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrower Parties) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(a)
to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Letter of Credit Liability and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Secured Parties, the Letter of Credit Issuer, Swingline Lender and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Letter of Credit Issuer, Swingline Lender and Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Letter of Credit Issuer, Swingline Lender and Administrative Agent under Sections 2.10, 2.11 and 2.12 and otherwise hereunder) allowed in such judicial proceeding; and
(b)
to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same.

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any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Secured Party, Swingline Lender and the Letter of Credit Issuer to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to the Secured Parties, Swingline Lender and the Letter of Credit Issuer, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent hereunder.

Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender, Swingline Lender or the Letter of Credit Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Secured Party or to authorize Administrative Agent to vote in respect of the claim of any Secured Party in any such proceeding.

12.10
Collateral Matters. Without limiting the provisions of Section 12.09, Secured Parties, Swingline Lender and the Letter of Credit Issuer irrevocably authorize Administrative Agent, at its option and in its discretion to release any Lien on any property granted to or held by Administrative Agent under any Loan Document: (a) upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit prior to draws thereon (other than Letters of Credit as to which other arrangements satisfactory to Administrative Agent and the Letter of Credit Issuer shall have been made); (b) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under any other Loan Document; or (c) subject to Section 13.01, if approved, authorized or ratified in writing by the Required Lenders. Upon request by Administrative Agent at any time, the Secured Parties will confirm in writing Administrative Agent’s authority to release its interest in particular types or items of property pursuant to this Section 12.10.
12.11
Erroneous Payment.
(a)
If the Administrative Agent notifies a Lender, Letter of Credit Issuer or Secured Party, or any Person who has received funds on behalf of a Lender, Letter of Credit Issuer or Secured Party, such Lender or Letter of Credit Issuer (any such Lender, Letter of Credit Issuer, Secured Party or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Letter of Credit Issuer, Secured Party or other Payment Recipient on its behalf), provided such notice is delivered to the Payment Recipient within 60 days of the subject payment (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender, Letter of Credit Issuer or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment

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Recipient under this clause (a) shall be conclusive, absent manifest error.
(b)
Without limiting immediately preceding clause (a), each Lender, Letter of Credit Issuer or Secured Party, or any Person who has received funds on behalf of a Lender, Letter of Credit Issuer or Secured Party such Lender or Letter of Credit Issuer, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, Letter of Credit Issuer or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case:
(i)
(A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and
(ii)
such Lender, Letter of Credit Issuer or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in

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reasonable detail) and that it is so notifying the Administrative Agent pursuant to this

Section 12.11(b).

(c)
Each Lender, Letter of Credit Issuer or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender, Letter of Credit Issuer or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender, Letter of Credit Issuer or Secured Party from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Credit Agreement.
(d)
In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Lender or Letter of Credit Issuer that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender or Letter of Credit Issuer at any time, (i) such Lender or Letter of Credit Issuer shall be deemed to have assigned its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption with respect to such Erroneous Payment Deficiency Assignment, and such Lender or Letter of Credit Issuer shall deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender or Letter of Credit Issuer, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender or assigning Letter of Credit Issuer shall cease to be a Lender or Issuing Bank, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Credit Agreement and its applicable Commitments which shall survive as to such assigning Lender or assigning Letter of Credit Issuer and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender or Letter of Credit Issuer shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender or Letter of Credit Issuer (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender or Letter of Credit Issuer and such Commitments shall remain available in accordance with the terms of this Credit Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender, Letter of Credit Issuer or Secured Party under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”).
(e)
The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay,

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discharge or otherwise satisfy any Obligations owed by the Borrower or any other Borrower Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Borrower Party for the purpose of making such Erroneous Payment.
(f)
To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(g)
Each party’s obligations, agreements and waivers under this Section 12.11 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Letter of Credit Issuer, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

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13.
MISCELLANEOUS.
13.01
Amendments. Neither this Credit Agreement nor any other Loan Document, nor any of the terms hereof or thereof, may be amended, waived, discharged or terminated, other than in accordance with its terms, unless such amendment, waiver, discharge, or termination is in writing and signed by Required Lenders (and Administrative Agent) or Administrative Agent (based upon the approval of Required Lenders), on the one hand, and Borrower on the other hand; provided that, if this Credit Agreement or any other Loan Document specifically provides that the terms thereof may be amended, waived, discharged or terminated with the approval of Administrative Agent, acting alone, or all Lenders, then such amendment, waiver, discharge or termination must be signed by Administrative Agent or all Lenders, as applicable, on the one hand, and Borrower on the other hand; provided, further, that no such amendment, waiver, discharge, or termination shall, without the consent of Administrative Agent and:
(a)
each Lender directly affected thereby and the Administrative Agent:
(i)
extend or increase the Commitment of such Lender (or reinstate any Commitment terminated pursuant to Section 11.02), or alter the provisions relating to any fees (or any other payments) payable to such Lender (other than a reduction by Borrower pursuant to Section 3.06);
(ii)
extend the time for payment for the principal of or interest on the Obligations, or fees, or reduce the principal amount of the Obligations (except as a result of the application of payments or prepayments), or the rate of interest borne by the Obligations, any Loan (other than as a result of waiving the applicability of the Default Rate) (including, without limitation, pursuant to a revision to the definition of Applicable Margin) or L/C Borrowing, or reduce any fees or other amounts payable hereunder or under any other Loan Document or alter the computation of Letter of Credit Fees; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of Default Rate or to waive any obligation of Borrower to pay interest or Letter of Credit Fees at the Default Rate;
(iii)
amend the definition of “Conduit Lender”;
(iv)
amend the definition of “Conduit Lender Percentage”;
(v)
amend the definition of “Commitment”;
(vi)
amend the definition of “Committed Lender”;
(vii)
amend the definition of “Lender Group”;
(viii)
amend the definition of “Lender Group Limit”;
(ix)
amend the definition of “Lender Group Percentage”;
(b)
all Lenders:
(i)
release all or substantially all liens granted under the Collateral Documents, except as otherwise contemplated herein or therein, and except in connection with the transfer of interests in a Pledgor permitted hereunder;
(ii)
change Section 11.05 in a manner that would alter the ratable sharing of payments required thereby;

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(iii)
amend the definition of “Adequately Capitalized”;
(iv)
[reserved];
(v)
amend the definition of “Applicable Percentage”;
(vi)
amend the definition of “Applicable Requirement”;
(vii)
amend the definition of “Available Commitment”;
(viii)
amend the definition of “Borrowing Base”;
(ix)
amend the definition of “Capital Call”;
(x)
amend the definition of “Capital Call Notice”;
(xi)
amend the definition of “Capital Commitment”;
(xii)
amend the definition of “Capital Contribution”;
(xiii)
amend the definition of “Collateral”;
(xiv)
amend the definition of “Concentration Limit”;
(xv)
amend the definition of “Credit Provider”;
(xvi)
amend the definition of “Designated Investor”;
(xvii)
amend the definition of “Eligible Contribution”;
(xviii)
amend the definition of “ERISA Investor”;
(xix)
amend the definition of “Exclusion Event”;
(xx)
amend the definition of “Funding Ratio”;
(xxi)
amend the definition of “Governmental Plan Investor”;
(xxii)
amend the definition of “Included Investor”;
(xxiii)
amend the definition of “Investor”;
(xxiv)
amend the definition of “Investor Concentration Limit”;
(xxv)
amend the definition of “Letter of Credit Sublimit”;
(xxvi)
amend the definition of “Maximum Accordion Amount”;
(xxvii)
except as provided in Section 2.17, amend the definition of “Maximum Commitment”;
(xxviii)
amend the definition of “Non-Rated Included Investor”;
(xxix)
amend the definition of “Partner”;

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(xxx)
amend the definition of “Pending Capital Call”;
(xxxi)
amend the definition of “Principal Obligation”;
(xxxii)
amend the definition of “Rated Included Investor”;
(xxxiii)
amend the definition of “Rating”;
(xxxiv)
amend the definition of “Repayment Percentage”;
(xxxv)
reduce the percentage specified in the definition of “Required Lenders” (or any other provision hereof specifying the number or percentage of Lenders which are required to amend, waive or modify any rights hereunder or otherwise make any determination or grant any consent hereunder) or the definition of any other defined terms used in the definition of “Required Lenders” in a manner which would effectively reduce the number or percentage of Lenders which are required to amend, waive or modify any rights hereunder or otherwise make any determination or grant any consent hereunder;
(xxxvi)
amend the definition of “Responsible Party”; (xxxvii)amend the definition of “Returned Capital”;

4910-6553-8863 v.5

(xxxviii)
amend the definition of “Sponsor”;
(xxxix)
amend the definition of “Subscribed Interest”; (xl) amend the definition of “Swingline Sublimit”;

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(xli) amend the definition of “Under Common Control”, “Control” or “Controlled By”;

(xlii) amend the definition of “Under Common Control”; (xliii) amend the definition of “Unfunded Commitment”;

(xliv) alter the provisions of Section 3.04 that relate to the prepayment of Loans;

(xlv) consent to the assignment or transfer by a Pledgor of any of its rights and obligations under (or in respect of) the Loan Documents;

(xlvi) amend, waive, or in any way modify or suspend any provision regarding application of payments of the Obligations to Lenders;

(xlvii) amend, waive or otherwise modify in any way the terms of this

Section 13.01;

(xlviii) alter the pro rata or ratable treatment of the Lenders under this Credit Agreement or the obligations of the Lender Groups to obtain participations in Swingline Loans in accordance with the Lender Groups’ Applicable Percentage in accordance with Section 2.07; or

(xlix) release Borrower from its obligations under Section 6 with respect to any Qualified Borrower.

Notwithstanding the above: (A) no provisions of Section 12 may be amended or modified without the consent of Administrative Agent; (B) no provisions of Section 2.08 may be amended or modified without the consent of the Letter of Credit Issuer; (C) no provisions of Section 2.07 may be amended or modified without the consent of the Swingline Lender; and (D) Sections 9 and 10 specify the requirements for waivers of the affirmative covenants and negative covenants listed therein, and any amendment to any provision of Section 9 or 10 shall require the consent of the Lenders that are specified therein as required for a waiver thereof.

Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Defaulting Lender; and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.

Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above: (1) each Lender is entitled to vote as such Lender sees fit on any reorganization plan that affects the Loans or the Letters of Credit, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersede the unanimous consent provisions set forth herein; and

(2) the Required Lenders may consent to allow a Borrower Party to use cash collateral in the context of a bankruptcy or insolvency proceeding. Administrative Agent may, after consultation with Borrower, agree to the modification of any term of this Credit Agreement or any other Loan Document to correct any

4910-6553-8863 v.5

printing, stenographic or clerical errors or omissions that are inconsistent with the terms hereof.

4910-6553-8863 v.5

Administrative Agent agrees that it will promptly notify the Funding Agents (who will in turn promptly notify the Lenders in its Lender Group) of any proposed modification or amendment to any Loan Document, and deliver drafts of such proposed modification or amendment to the Funding Agents (who will in turn promptly deliver to the Lenders in its Lender Group), prior to the effectiveness of such proposed modification or amendment. If Administrative Agent shall request the consent of any Lender to any amendment, change, waiver, discharge, termination, consent or exercise of rights covered by this Credit Agreement, and such Lender shall respond to such request within ten (10) Business Days.

13.02
Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, Swingline Lender, the Letter of Credit Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time (but subject to Section 11.03), to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, Swingline Lender, the Letter of Credit Issuer or any such Affiliate to or for the credit or the account of any Borrower Party against any and all of the Obligations of such Borrower Party now or hereafter existing under this Credit Agreement or any other Loan Document owing to such Lender, Swingline Lender or the Letter of Credit Issuer or their respective Affiliates, irrespective of whether or not Administrative Agent, such Lender, Swingline Lender, the Letter of Credit Issuer or Affiliate shall have made any demand under this Credit Agreement or any other Loan Document and although such Obligations of such Borrower Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender, Swingline Lender or the Letter of Credit Issuer different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff: (a) all amounts so set off shall be paid over immediately to Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of Administrative Agent, the Letter of Credit Issuer, Swingline Lender and the Committed Lenders; and

(b) such Defaulting Lender shall provide promptly to Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the Letter of Credit Issuer, Swingline Lender and their respective Affiliates under this Section 13.02 are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Letter of Credit Issuer, Swingline Lender or their respective Affiliates may have. Each Lender, Swingline Lender and the Letter of Credit Issuer agrees to notify the applicable Borrower Party and Administrative Agent promptly after any such setoff and application made by such Person, provided, however, that the failure to give such notice shall not affect the validity of such setoff and application.

13.03
Sharing of Payments by Lender Group. If any Lender Group shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Syndicated Loans made by it, or the participations in the Letter of Credit Liability or in Swingline Loans resulting in such Lender Group receiving payment of a proportion of the aggregate amount of such Syndicated Loans or participations and accrued interest thereon greater than its Applicable Percentage thereof, then the Funding Agent of such Lender Group receiving such greater proportion shall:
(a)
notify Administrative Agent of such fact; and
(b)
cause the Committed Lenders in such Funding Agent’s Lender Group to purchase (for cash at face value) participations in the Syndicated Loans and subparticipations in the Letter of Credit Liability and Swingline Loans of the other Lender Groups, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lender Groups ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Syndicated Loans and other amounts owing them, provided that:
(i)
if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or

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subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)
the provisions of this Section 13.03 shall not be construed to apply to:

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(x) any payment made by or on behalf of any Borrower Party pursuant to and in accordance with the express terms of this Credit Agreement (including the application of funds arising from the existence of a Defaulting Lender); or (y) the application of Cash Collateral provided for in Section 2.13; or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Syndicated Loans or subparticipations in the Letter of Credit Liability or Swingline Loans to any assignee or participant, other than an assignment to Borrower (as to which the provisions of this Section 13.03 shall apply).

Each Borrower Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Committed Lender or any Lender Group acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower Party rights of setoff and counterclaim with respect to such participation as fully as if such Committed Lender were a direct creditor of such Borrower Party in the amount of such participation.

13.04
Payments Set Aside. To the extent that any Borrower Party makes a payment to Administrative Agent or any Lender, or Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then: (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect, in the applicable currency of such recovery or payment.
13.05
No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender, the Letter of Credit Issuer, Swingline Lender or Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Borrower Parties or any of them shall be vested exclusively in, and all actions and proceedings at Law in connection with such enforcement shall be instituted and maintained exclusively by, Administrative Agent in accordance with Section 11.02 for the benefit of all Lenders, Swingline Lender and Letter of Credit Issuer; provided, however, that the foregoing shall not prohibit: (a) Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents; (b) the Letter of Credit Issuer or Swingline Lender

4910-6553-8863 v.5

from exercising the rights and remedies that inure to its benefit (solely in its capacity as Letter of Credit Issuer or Swingline Lender, as the case may be) hereunder and under the other Loan Documents; (c) any Lender from exercising setoff rights in accordance with Section 13.02 (subject to the terms of Section 11.03 and Section 13.03); or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Borrower Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents; then: (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 11.02; and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 13.03, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

13.06
Expenses; Indemnity; Damage Waiver.
(a)
Costs and Expenses. Borrower shall pay: (i) all reasonable and documented out of pocket expenses actually incurred by Administrative Agent, in connection with the syndication of the credit facility provided herein, and the preparation, negotiation, execution, delivery and administration of this Credit Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), including all Attorney Costs reasonably and actually incurred in connection with the foregoing; (ii) all reasonable out of pocket expenses incurred by the Letter of Credit Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder; all fees and expenses not to exceed $25,000 in the aggregate charged by the Rating Agencies in connection with the transactions contemplated hereby, including, without limitation, fees and expenses incurred in connection with seeking an explicit rating of the Loans, regardless of whether or not such explicit rating is able to be issued; and (iii) all out of pocket expenses incurred by Agents and any Lender, in connection with the enforcement or protection of its rights (A) in connection with this Credit Agreement and the other Loan Documents, including its rights under this Section 13.06; or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all out of pocket expenses actually incurred during any “workout”, restructuring or negotiations in respect of such Loans or Letters of Credit, including all Attorney Costs actually incurred in connection with the foregoing.
(b)
Indemnification by Borrower. Borrower shall indemnify each Agent and each Related Party thereof, and each Lender, the Letter of Credit Issuer and each of their respective Affiliates, directors, officers, employees, counsel, agents and attorneys in fact (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including Borrower or any other Borrower Party) other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of: (i) the execution or delivery of this Credit Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Credit Agreement and the other Loan Documents; (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Letter of Credit Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit); or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing,

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whether based on contract, tort or any other theory, whether brought by a third party or by Borrower or any other Borrower Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses: (A) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee; or (B) result from a claim brought by Borrower or any other Borrower Party against an Indemnitee for breach of such Indemnitee’s obligations hereunder or under any other Loan Document, if Borrower or such Borrower Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction; or (C) result from any settlement by any Indemnitee of any claim or threatened claim that is otherwise subject to indemnification under this Section 13.06(b) unless Borrower has consented in writing to such settlement, which consent shall not be unreasonably withheld, conditioned or delayed; or (D) to the extent resulting from any dispute among Indemnitees (or their Related Parties); provided that the Administrative Agent to the extent fulfilling its role as an agent under this Credit Agreement or the other Loan Documents in its capacity as such, shall remain indemnified. For avoidance of doubt, this Section 13.06(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

(c)
Reimbursement by Committed Lenders. To the extent that Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section 13.06 to be paid by it to Administrative Agent (or any sub-agent thereof), the Letter of Credit Issuer or any Related Party of any of the foregoing, each Committed Lender severally agrees to pay to Administrative Agent (or any such sub-agent), the Letter of Credit Issuer or such Related Party, as the case may be, such Committed Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against Administrative Agent (or any such sub-agent), the Letter of Credit Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for Administrative Agent (or any such sub-agent) or the Letter of Credit Issuer in connection with such capacity. The obligations of the Committed Lenders under this subsection (c) are several.
(d)
Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no party hereto shall assert, and hereby waives, and acknowledges that no other Person shall have, any claim against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Credit Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Credit Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence, bad faith or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.
(e)
Payments. All amounts due under this Section shall be payable not later than ten (10) Business Days after demand therefor; provided, however, that if funds are not available in the Collateral Account, to the extent that it is necessary for Borrower to issue Capital Call Notices

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to fund such required payment, such payment shall be made within twenty (20) Business Days after demand.

(f)
Survival. The agreements in this Section 13.06 and the indemnity provisions of Section 13.07 shall survive the resignation of Administrative Agent, the Letter of Credit Issuer, or Swingline Lender; the replacement of any Lender; the termination of the Commitments and the repayment, satisfaction or discharge of the Obligations.
13.07
Notice.
(a)
Generally. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing (except where telephonic instructions or notices are expressly authorized herein to be given) and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, except where electronic delivery is authorized and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)
If to any Borrower Party, General Partner, Administrative Agent or any Funding Agent or Lender, at its notice address and numbers set forth on Schedule 13.07 attached hereto. If to any Lender (including the Swingline Lender) (other than directly from Administrative Agent), in case of Administrative Agent (which shall promptly provide a copy thereof to such Lender), at its notice address and numbers set forth on Schedule 13.07 attached hereto. Each Lender agrees to provide to Administrative Agent a written notice stating such Lender’s address, fax number, telephone number, email address and the name of a contact person, and Administrative Agent may, unless otherwise provided herein, rely on such written notice for purposes of delivering any notice, demand, request or other communication under this Credit Agreement or any other Loan Document to such Lender unless and until a Lender provides Administrative Agent with a written notice designating a different address, fax number, telephone number, email address or contact person.
(ii)
Any party may change its address for purposes of this Credit Agreement by giving notice of such change to the other parties pursuant to this Section 13.07. With respect to any notice received by Administrative Agent from any Borrower Party, any other Pledgor or any Investor not otherwise addressed herein, Administrative Agent shall notify Lenders promptly of the receipt of such notice, and shall provide copies thereof to Lenders. When determining the prior days’ notice required for any Request for Credit Extension or other notice to be provided by a Borrower Party, other Pledgor, General Partner or an Investor hereunder, the day the notice is delivered to Administrative Agent (or such other applicable Person) shall not be counted, but the day of the related Credit Extension or other relevant action shall be counted.
(b)
Effectiveness of Delivery. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by fax shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices sent via telephone, shall be deemed to have been given on the day and at the time reciprocal communication (i.e., direct communication between two or more persons, which shall not include voice mail messages) with one of the individuals designated to receive notice occurs during a call to the telephone number or numbers indicated for

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such party. Notices delivered through electronic communications to the extent provided in subsection (c) below, shall be effective as provided in such subsection (c).

(c)
Electronic Communications. Notices and other communications to Lenders and the Letter of Credit Issuer hereunder (including financial statements and notices under Section 9.01) may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the Letter of Credit Issuer pursuant to Section 2 if such Lender or the Letter of Credit Issuer, as applicable, has notified Administrative Agent that it is incapable of receiving notices under such Section by electronic communication. Administrative Agent, Letter of Credit Issuer, Swingline Lender or Borrower may, each in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.
(d)
Effectiveness of E-mail Notice. Unless Administrative Agent otherwise prescribes: (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment); and

(ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

(e)
Reliance by Administrative Agent, Letter of Credit Issuer, Swingline Lender and Lenders. Administrative Agent, Letter of Credit Issuer, Swingline Lender and the Lenders shall be entitled to rely and act upon any notices (including electronic Loan Notices and Letter of Credit Applications) purportedly given by or on behalf of Borrower even if: (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein; or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Borrower shall indemnify the Administrative Agent, the Letter of Credit Issuer, each Lender, Swingline Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of Borrower. All telephonic notices to and other telephonic communications with Administrative Agent may be recorded by Administrative Agent, and each of the parties hereto hereby consents to such recording.
13.08
Governing Law.
(a)
GOVERNING LAW. THIS CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)
SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK

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SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, AND EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS CREDIT AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST SUCH PARTY OR ITS RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)
WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN CLAUSE (b) OF THIS SECTION 13.08. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)
SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 13.07. NOTHING IN THIS CREDIT AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
13.09
Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO: (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.09.

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13.10
Invalid Provisions. If any provision of this Credit Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Credit Agreement, such provision shall be fully severable and this Credit Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Credit Agreement, and the remaining provisions of this Credit Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Credit Agreement, unless such continued effectiveness of this Credit Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein. If any provision of this Credit Agreement shall conflict with or be inconsistent with any provision of any of the other Loan Documents, then the terms, conditions and provisions of this Credit Agreement shall prevail. Without limiting the foregoing provisions of this Section 13.10, if and to the extent that the enforceability of any provisions in this Credit Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the Letter of Credit Issuer or the Swingline Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.
13.11
Successors and Assigns.
(a)
Successors and Assigns Generally. The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except: (i) to an Eligible Assignee in accordance with the provisions of clauses (b) and (i) of this Section 13.11 and Section 13.12; (ii) by way of participation in accordance with the provisions of clause (f) of this Section 13.11; or (iii) by way of pledge or assignment or grant of a security interest subject to the restrictions of clause (g) of this Section 13.11 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in clause (f) of this Section 13.11, and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement.
(b)
Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this clause (b), participations in Letter of Credit Liability) at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i)
Minimum Amounts.
(A)
In the case of an assignment of the entire remaining amount of the assigning Committed Lender’s Commitment and/or the Syndicated Loans at the time owing to it, contemporaneous assignments to related Approved Funds that equal at least the amount specified in clause 13.11(b)(i)(B) of this Section 13.11 in the aggregate, or, in the case of an assignment to a Committed Lender, an Affiliate of a Committed Lender or an Approved Fund, no minimum amount need be assigned; and
(B)
in any case not described in subclause (A) above, the aggregate amount of the Commitments (which for this purpose includes Loans outstanding thereunder) or, if the Commitments are not then in effect, the principal outstanding

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balance of the Loans subject to each such assignment, determined as of the date the Assignment and Assumption Agreement with respect to such assignment is delivered to Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption Agreement, as of the Trade Date, shall not be less than $5,000,000, unless each of Administrative Agent and, so long as no Event of Default has occurred and is continuing, Borrower, otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Assignee (or to an Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met.

(ii)
Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Credit Agreement with respect to the Loans or the Commitment assigned.
(iii)
Required Consents. No consent shall be required for any assignment except: (A) as provided in the definition of “Eligible Assignee”; (B) the consent of each Letter of Credit Issuer (such consent not to be unreasonably withheld, delayed or conditioned) shall be required for any assignment (other than to a Liquidity Provider) that increases the obligation of the Assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and (C) the consent of the Swingline Lender (such consent not to be unreasonably withheld, delayed or conditioned) shall be required for any assignment (other than to a Liquidity Provider) that increases the obligation of the Assignee to participate in exposure under a Swingline Loan (whether or not then outstanding). For the avoidance of doubt, no consent shall be required for any assignment from a Conduit Lender to a Conduit Assignee or a Liquidity Provider.
(iv)
Assignment and Assumption Agreement. Other than an assignment by a Conduit Lender to a Conduit Assignee or a Liquidity Provider, the parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption Agreement, together with a processing and recordation fee in the amount of

$3,500 (except in the case of a transfer at the demand of Borrower under Section 13.13, in which case either Borrower or the transferee Lender shall pay such fee); provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an administrative questionnaire.

(v)
No Assignment to Certain Persons. No such assignment shall be made:

(A) to a Borrower Party or any Affiliate or Subsidiary of any Borrower Party; (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B);

(C) to a natural person; (D) to any Person that is not a Qualified Purchaser; (E) to any Person that is not an Eligible Assignee; or (F) to any Sanctioned Lender (or any Person that would, upon becoming a Lender, be a Sanctioned Lender).

(vi)
Borrower Requested Assignments. Each assignment made as a result of a demand by Borrower under Section 13.13 shall be arranged by Borrower after consultation with Administrative Agent and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Credit Agreement or an assignment of

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a portion of such rights and obligations made concurrently with another assignment or assignments that together constitute an assignment of all of the rights and obligations of the assigning Lender.

(vii)
Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to such assignment shall make such additional payments to Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of Borrower and Administrative Agent, the applicable share of Syndicated Loans previously requested but not funded by such Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to: (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to Administrative Agent, the Letter of Credit Issuer, Swingline Lender or any Lender hereunder (and interest accrued thereon) and (B) acquire (and fund as appropriate) its applicable share of all Syndicated Loans and participations in Letters of Credit and Swingline Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Credit Agreement until such compliance occurs.
(c)
Lender Group Joinder Agreement. Upon the Borrower’s request, with the consent of the Administrative Agent, which consent may not be unreasonably withheld, an additional Lender Group may be added to this Credit Agreement at any time by the execution and delivery of a Lender Group Joinder Agreement by the members of such proposed additional Lender Group, the Borrower, the Administrative Agent and, if applicable, the Lenders, which execution and delivery shall not be unreasonably refused by such parties. Upon receipt of (i) an executed Lender Group Joinder Agreement and (ii) a completed administrative questionnaire with respect to each member of such additional Lender Group, (A) each Person specified therein as a “Conduit Lender” shall become a party hereto as a Conduit Lender, entitled to the rights and subject to the obligations of a Conduit Lender hereunder, (B) each Person specified therein as a “Committed Lender” shall become a party hereto as a Committed Lender, entitled to the rights and subject to the obligations of a Committed Lender hereunder, (C) each Person specified therein as a “Funding Agent” shall become a party hereto as a Funding Agent, entitled to the rights and subject to the obligations of a Funding Agent hereunder, (D) the Administrative Agent shall accept such Lender Group Joinder Agreement and record the information contained therein in the Register, (E) subject to Section 2.17(a), the Maximum Commitment shall be increased by an amount equal to the aggregate Commitments of the Committed Lenders party to such Lender Group Joinder Agreement and (F) Schedule 1.01 shall be deemed to be amended and supplemented to reflect such joinder. The Administrative Agent shall give each Funding Agent prompt notice of the addition of any Lender Group.
(d)
Effect of Assignment. Subject to acceptance and recording thereof by Administrative Agent pursuant to clause (e) of this Section 13.11, from and after the effective date specified in each Assignment and Assumption Agreement, the Assignee thereunder shall be a party to this Credit Agreement and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment

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and Assumption Agreement, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Assumption Agreement covering all of the assigning Lender’s rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits and obligations of Sections 4.01, 4.04, 4.05 and 13.06 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that, except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, each applicable Borrower Party (at its expense) shall execute and deliver a Note to the Funding Agent of the Assignee, if applicable, and the applicable existing Note or Notes shall be returned to the Borrower, as applicable. Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this subsection shall be treated for purposes of this Credit Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (f) of this Section 13.11.

(e)
Register. Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower Parties (such agency being solely for tax purposes), shall maintain at Administrative Agent’s Office a copy of each Assignment and Assumption Agreement and Lender Group Joinder Agreement delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Funding Agents, Lenders, and the Commitments of the Committed Lenders of, and principal amounts (and stated interest) of the Loans and Letter of Credit Liability owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and each Borrower Party, Agents, the Swingline Lender and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Funding Agent or Lender hereunder, as the case may be, for all purposes of this Credit Agreement. In addition, Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation of any Committed Lender as a Defaulting Lender. The Register shall be available for inspection by the Borrower Parties, any Agent, the Swingline Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

Notwithstanding anything to the contrary set forth in this Credit Agreement and for avoidance of doubt, each Lender Group with more than one Conduit Lender may, without the consent of the Borrower, assign to another Conduit Lender in its Lender Group all or a portion of its rights and obligations hereunder (including the outstanding Obligations and rights to payment of Principal Obligation and interest), as determined by the Administrative Agent from time to time. Each such assignment shall be recorded on the books and records of the Administrative Agent and the relevant Conduit Lenders, without the need to execute and deliver an Assignment and Acceptance Agreement. For all purposes of this Credit Agreement and all related documents, with respect to each assignment under this paragraph the relevant Conduit Lender shall be deemed to have the benefit of, and be subject to the obligations imposed by, an executed, delivered, accepted and recorded Assignment and Acceptance Assignment relating to such assignment.

(f)
Participations. Any Lender may at any time, without the consent of, or notice to, any Borrower Party, Funding Agent, Letter of Credit Issuer, Swingline Lender or Administrative Agent, sell participations to any Person that is a Qualified Purchaser (other than a natural person, a Defaulting Lender, a Disqualified Lender or a Borrower Party or any Affiliate or Subsidiary thereof) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Credit Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in Letter of Credit Liability and Swingline Loans) owing to it); provided that any Committed Lender may sell a participation in its rights and obligations hereunder

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only with the written consent of the Conduit Lender(s) in its Lender Group, and provided, further that: (i) such Lender’s obligations under this Credit Agreement shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) each Borrower Party, each Agent, the Letter of Credit Issuer, the Swingline Lenders and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Credit Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 13.06(c) without regard to the existence of any participation.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the second proviso of Section 13.01 that directly affects such Participant. Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.01, 4.04, and 4.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 13.11 (it being understood that the documentation required under Section 4.01(e) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 13.11; provided that such Participant:

(A) agrees to be subject to the provisions of Sections 4.01, 4.06, 13.11 and 13.18 as if it were an assignee under clause (b) of this Section 13.11; and (B) shall not be entitled to receive any greater payment under Sections 4.01 or 4.05 with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at Borrower’s request and expense, to use reasonable efforts to cooperate with Borrower to effectuate the provisions of Section 4.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 13.02 as though it were a Lender, provided such Participant agrees to be subject to Section 13.03 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Credit Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(g)
Certain Pledges. Any Lender may at any time pledge or assign or grant a security interest in all or any portion of its rights under this Credit Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment or grant of a security interest to secure obligations to a Federal Reserve Bank, central bank or a collateral trustee or security agent for holders of commercial paper without notice to, or consent from, any Borrower Party or the Administrative Agent; provided that no such pledge or assignment or grant of a security

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interest shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee or grantee for such Lender as a party hereto.

(h)
Resignation as Letter of Credit Issuer or Swingline Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Natixis assigns all of its Commitment and Loans pursuant to Section 13.11(b), Natixis may, upon thirty (30) days’ notice to Borrower and Lenders, resign as Letter of Credit Issuer or Swingline Lender. In the event of any such resignation as Letter of Credit Issuer or Swingline Lender, Borrower shall be entitled to appoint from among the Committed Lenders (subject to the consent of such Committed Lender in its sole discretion) a successor Letter of Credit Issuer or Swingline Lender hereunder; provided, however, that no failure by Borrower to appoint any such successor shall affect the resignation of Natixis as Letter of Credit Issuer or Swingline Lender, as the case may be. If Natixis resigns as Letter of Credit Issuer, it shall retain all the rights, powers, privileges and duties of the Letter of Credit Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Letter of Credit Issuer and all Letter of Credit Liability with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.08(c)). If Natixis resigns as Swingline Lender, it shall retain all of the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require Committed Lenders to make Base Rate Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.07(c). Upon the appointment of a successor Letter of Credit Issuer and/or Swingline Lender: (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Letter of Credit Issuer or Swingline Lender, as the case may be; and (ii) the successor Letter of Credit Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Natixis to effectively assume the obligations of Natixis with respect to such Letters of Credit.
(i)
Certain Conduit Lender Provisions. Without limiting the foregoing, a Conduit Lender may, from time to time, with prior or concurrent notice to the Borrower and the Administrative Agent, in one transaction or a series of transactions, assign all or a portion of its interest in the Principal Obligation and its rights and obligations under this Credit Agreement and any other Loan Documents to which it is a party to a Conduit Assignee. Upon and to the extent of such assignment by the Conduit Lender to a Conduit Assignee, (i) such Conduit Assignee shall become a Conduit Lender in the assigning Conduit Lender’s Lender Group, with the Committed Lender and the Funding Agent in such Lender Group being the Committed Lender and Funding Agent, respectively, for such Conduit Assignee, (ii) such Conduit Assignee (as Conduit Lender) shall be the owner of the assigned portion of the Principal Obligation, (iii) the related administrator for such Conduit Assignee will act as the Administrator for such Conduit Assignee, with all corresponding rights and powers, express or implied, granted to an Administrator hereunder or under the other Loan Documents, (iv) such Conduit Assignee, any Related Commercial Paper Issuer, if such Conduit Assignee does not itself issue commercial paper, and their respective Liquidity Provider(s) and other Related Parties shall have the benefit of all the rights and protections provided to the Conduit Lender and its Liquidity Provider(s) herein and in the other Loan Documents (including any limitation on recourse against such Conduit Assignee or Related Parties, any agreement not to file or join in the filing of a petition to commence an insolvency proceeding against such Conduit Assignee, and the right to assign to another Conduit Assignee as provided in this paragraph), (v) such Conduit Assignee shall assume all (or the assigned or assumed portion) of the Conduit Lender’s obligations, if any, hereunder or any other Loan Document, and the Conduit Lender shall be released from such obligations, in each case to the extent of such assignment, and the obligations of the Conduit Lender and such Conduit Assignee

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shall be several and not joint, (vi) all distributions in respect of the Principal Obligation assigned shall be made to the applicable Funding Agent, on behalf of the Conduit Lender and such Conduit Assignee on a pro rata basis according to their respective interests, (vii) the definition of the term “CP Rate” with respect to the portion of the Principal Obligation funded with Commercial Paper issued by the Conduit Lender from time to time shall be determined in the manner set forth in the definition of “CP Rate” applicable to the Conduit Lender on the basis of the interest rate or discount applicable to Commercial Paper issued by such Conduit Assignee rather than the original Conduit Lender, (viii) the defined terms and other terms and provisions of this Credit Agreement and the other Loan Documents shall be interpreted in accordance with the foregoing, and (ix) if requested by the Funding Agent or Administrator with respect to the Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as such Funding Agent or Administrator may reasonably request to evidence and give effect to the foregoing. No such assignment shall be made to a Conduit Assignee unless the Commercial Paper of such Conduit Assignee shall have short-term credit ratings of “A-1” and “P-1” without the consent of Borrower. No assignment by a Conduit Lender to a Conduit Assignee of all or any portion of its interest in the Principal Obligation shall in any way diminish the obligation of the Committed Lenders in such Conduit Lender’s Lender Group under Section 2.02 to fund any Loan not funded by the Conduit Lender or such Conduit Assignee or to acquire from the Conduit Lender or such Conduit Assignee all or any portion of its interest in the Principal Obligation pursuant this Section 13.11(b)(i).

(j)
Certain Committed Lender Provisions. In the event that a Conduit Lender makes an assignment to a Conduit Assignee in accordance with clause (i) above, the Committed Lenders in such Conduit Lender’s Lender Group: (i) if requested by the related Administrator, shall terminate their participation in the applicable Liquidity Agreement to the extent of such assignment and shall execute (either directly or through a participation agreement, as determined by such Administrator) the liquidity agreement related to such Conduit Assignee, to the extent of such assignment, the terms of which shall be substantially similar to those of the participation or other agreement entered into by such Committed Lender with respect to the applicable Liquidity Agreement (or which shall be otherwise reasonably satisfactory to the related Administrator), (ii) if requested by such Conduit Lender, shall enter into such agreements as requested by such Conduit Lender pursuant to which they shall be obligated to provide funding to such Conduit Assignee on the same terms and conditions as is provided for in this Credit Agreement in respect of such Conduit Lender (or which agreements shall be otherwise reasonably satisfactory to the Borrower and such Conduit Lender), and (iii) shall take such actions as the related Administrator shall reasonably request in connection therewith.
13.12
Assignment to Committed Lenders.
(a)
Assignment Amounts. At any time on or prior to the Stated Maturity Date, if the Administrator on behalf of the applicable Conduit Lender so elects, by written notice to the Administrative Agent, the Borrower and such Conduit Lender’s Funding Agent, such Conduit Lender hereby assigns effective on the Assignment Date referred to below all or such portions as may be elected by such Conduit Lender of its interest in the Principal Obligation at such time to its Committed Lenders pursuant to this Section 13.12; provided, however, that unless such assignment is an assignment of all such Conduit Lender’s interest in the Principal Obligation in whole on or after its Conduit Investment Termination Date, no such assignment shall take place pursuant to this Section 13.12 if an Event of Default shall then exist; and provided, further, that no such assignment shall take place pursuant to this Section 13.12 at a time when such Conduit Lender is subject to any proceedings under any Debtor Relief Laws. No further documentation or action on the part of such Conduit Lender, the Borrower, or the applicable Committed Lenders shall be required to exercise

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the rights set forth in the immediately preceding sentence, other than the giving of the notice by the related Administrator on behalf of such Conduit Lender referred to in such sentence and the delivery by such Conduit Lender’s Funding Agent of a copy of such notice to each Committed Lender in the Lender Group (the date of the receipt by the Administrative Agent of any such notice being the “Assignment Date”). Each Committed Lender hereby agrees, unconditionally and irrevocably and under all circumstances, without set-off, counterclaim or defense of any kind, to pay the full amount of its Assignment Amount on such Assignment Date to such Conduit Lender in Same Day Funds in Dollars based on the assigning Conduit Lender’s interest in the Principal Obligation, to an account designated by such Conduit Lender’s Funding Agent. Upon payment of its Assignment Amount, each such Committed Lender shall acquire an interest in the Principal Obligation equal to its Committed Lender Percentage thereof. Upon any assignment in whole by a Conduit Lender to its Committed Lenders on or after its Conduit Investment Termination Date as contemplated hereunder, such Conduit Lender shall cease to make any additional Loans hereunder. At all times prior to its Conduit Investment Termination Date, nothing herein shall prevent a Conduit Lender from making a subsequent Loan hereunder, in its sole discretion, following any assignment pursuant to this Section 13.12 or from making more than one assignment pursuant to this Section 13.12.

(b)
Additional Assignment Amounts. The applicable Borrower Party may pay to Administrative Agent in Dollars, for the account of each Conduit Lender’s Funding Agent for the benefit of such Conduit Lender, in connection with any assignment by such Conduit Lender to its Committed Lenders pursuant to this Section 13.12, an aggregate amount equal to all interest to accrue through the end of the current Interest Period to the extent attributable to the portion of the Loans so assigned to the Committed Lenders (as determined immediately prior to giving effect to such assignment), plus all Obligations then due, other than the Loans and other than any interest described above, attributable to such portion of the Loans so assigned. If the applicable Borrower Party does not make payment of such amounts at or prior to the time of assignment by a Conduit Lender to its Committed Lenders, such amount shall be paid by such Committed Lenders to the Conduit Lender as additional consideration for the interests assigned to the Committed Lenders and, except to the extent the applicable Borrower Party makes payment of such amounts to the Committed Lender when due, the amount of the “Loans” hereunder held by such Committed Lenders shall be increased by an amount equal to the additional amount so paid by such Committed Lenders.
(c)
Administration of Agreement after Assignment from Conduit Lender to Committed Lenders following the Conduit Investment Termination Date. After any assignment in whole by a Conduit Lender to its Committed Lenders pursuant to this Section 13.12 at any time on or after its Conduit Investment Termination Date (and the payment of all amounts owing to such Conduit Lender in connection therewith), all rights of the related Administrator set forth herein shall be given to the applicable Funding Agent on behalf of its Committed Lenders instead of such Administrator.
(d)
Payments to Administrative Agent. After any assignment in whole by a Conduit Lender to its Committed Lenders pursuant to this Section 13.12 at any time on or after its Conduit Investment Termination Date, all payments to be made hereunder by a Borrower Party to the Administrative Agent for the benefit of such Conduit Lender shall be made to the account specified by the applicable Funding Agent in writing to the Administrative Agent and the applicable Borrower Party.
(e)
Recovery of Loans. In the event that the aggregate of the Assignment Amounts paid by the Committed Lenders with respect to any Lender Group pursuant to this Section 13.12

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on any Assignment Date occurring on or after the Conduit Investment Termination Date for the related Conduit Lender is less than the Loans of such Conduit Lender on such Assignment Date, then to the extent that payments or deposits thereafter received and applied by the Administrative Agent with respect to such Lender Group under Section 3.03 in respect of Loans exceed the aggregate of the unrecovered Assignment Amounts and Loans funded by such Committed Lenders, such excess shall be remitted by the Administrative Agent to such Conduit Lender’s Funding Agent for the benefit of such Conduit Lender.

13.13
Replacement of Funding Party or Lender Group. If any Borrower Party is entitled to replace a Funding Party pursuant to the provisions of Section 4.06 (in any such case, an “Affected Funding Party”), then Borrower may, at its sole expense and effort:
(a)
by notice to the applicable Funding Party, and with the consent of the Administrative Agent and such Funding Party’s Funding Agent (not to be unreasonably withheld, delayed or conditioned), elect to replace such Affected Funding Party as a Funding Party to this Credit Agreement with an Eligible Assignee procured by Borrower, provided that no Default or Event of Default shall have occurred and be continuing at the time of such replacement, and provided, further that, concurrently with such replacement such Eligible Assignee shall agree to purchase for cash the Loans and other Obligations due to the Affected Funding Party pursuant to an Assignment and Assumption Agreement and to become a Funding Party for all purposes under this Credit Agreement and to assume all obligations of the Affected Funding Party to be terminated as of such date. Any such Affected Funding Party shall assign its rights and interests hereunder (other than its existing rights to payment pursuant to Sections 4.01 and 4.04), such assignment to be effected in compliance with the requirements of Section 13.11. In the event that such an assignment occurs, the Eligible Assignee: (i) if requested by the applicable Funding Agent, shall execute (either directly or through a participation agreement, as determined by the Funding Agent) a Liquidity Agreement related to the applicable Conduit Lender, to the extent of such assignment, the terms of which shall be substantially similar to those of the participation or other agreement by the assigning Committed Lender with respect to the applicable Liquidity Agreement (or which shall be otherwise reasonably satisfactory to the applicable Funding Agent); and (ii) shall take such actions as the Agents shall reasonably request in connection therewith. A Funding Party shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Funding Party or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply; and
(b)
by notice to each member of the applicable Funding Party’s Lender Group, and with the consent of the Administrative Agent (not to be unreasonably withheld, delayed or conditioned), elect to replace the Affected Funding Party’s Lender Group with a Lender Group procured by Borrower, provided that no Default or Event of Default shall have occurred and be continuing at the time of such replacement, and provided, further that, concurrently with such replacement the Lenders in such replacement Lender Group shall agree to purchase for cash the Loans and other Obligations due to each Lender in the Affected Funding Party’s Lender Group pursuant to one or more Assignment and Assumption Agreements and to become a Funding Party for all purposes under this Credit Agreement and to assume all obligations of each Lender in the Affected Funding Party’s Lender Group to be terminated as of such date. Each Lender in the Affected Funding Party’s Lender Group shall assign its rights and interests hereunder, such assignment to be effected in compliance with the requirements of Section 13.11.
13.14
Maximum Rate. Regardless of any provision contained in any of the Loan Documents, Funding Party shall never be entitled to receive, collect or apply as interest on the Obligations any amount in excess of the Maximum Rate, and, in the event that Funding Party ever receive, collect or apply as interest

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any such excess, the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Obligations is paid in full, any remaining excess shall forthwith be paid to the applicable Borrower Party. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, each Borrower Party and Funding Party shall, to the maximum extent permitted under applicable law: (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Obligations so that the interest rate does not exceed the Maximum Rate; provided that, if the Obligations are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, each applicable Funding Party shall refund to the applicable Borrower Party the amount of such excess or credit the amount of such excess against the principal amount of the Obligations and, in such event, Funding Parties shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Rate. As used herein, the term “applicable law” shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then the Loan Documents shall be governed by such new law as of its effective date.

13.15
Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Credit Agreement.
13.16
Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by Administrative Agent, each Funding Agent, and each Lender, regardless of any investigation made by Administrative Agent, any Funding Agent, or any Lender or on their behalf and notwithstanding that Administrative Agent, any Funding Agent, or any Lender may have had notice or knowledge of any Default or Event of Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.
13.17
Limited Liability of Investors. Except with respect to any expenses and losses arising from any Borrower Party’s, other Pledgor’s or General Partner’s intentional misrepresentation hereunder, fraud or willful misapplication of proceeds in contravention of this Credit Agreement, for which there will be full recourse to General Partner, none of the Investors, including the General Partner, shall have any personal, partnership, corporate or trust liability for the payment or performance of the Obligations. Nothing contained in this Section 13.17 or in any of the other provisions of the Loan Documents shall be construed to limit, restrict, or impede the obligations, the liabilities, and indebtedness of any Borrower Party, or of any Investor to make its Capital Contributions to Pledgor in accordance with the terms of the Governing Agreement and its Subscription Agreement. Notwithstanding anything contained in this Section 13.17, the payment and performance of the Obligations shall be fully recourse to Borrower Parties (but not General Partner, except as expressly provided herein) and their respective properties and assets.
13.18
Confidentiality. Administrative Agent, each Funding Agent, the Letter of Credit Issuer, the Swingline Lender, and each Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed: (a) to its and its Affiliates’ respective partners, directors, officers, employees, representatives, advisors and agents, including accountants, legal counsel and other advisors in each case on a reasonable need-to-know basis (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential and that the Administrative Agent, Funding Agent, Letter of Credit Issuer, Swingline Lender or Lender disclosing such information shall be liable for any disclosure in

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violation hereof by any of its own partners, directors, officers, employees, representatives, advisors and agents, including accountants, legal counsel and other advisors); (b) to the extent required or requested by any regulatory authority (including any self-regulatory organization claiming to have jurisdiction), any governmental or administrative agency or any bank examiner having jurisdiction over such Person; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Credit Agreement or the Loan Documents; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Credit Agreement or under any other Loan Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section 13.18 to which the Borrower Parties are intended third party beneficiaries entitled to enforce such agreement, to: (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Credit Agreement; or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty’s or prospective counterparty’s professional advisor) to any credit derivative transaction relating to obligations of the Borrower Parties; (g) with the consent of the applicable Borrower Party; (h) to the extent such Information: (x) becomes publicly available other than as a result of a breach of this Section 13.18; (y) becomes available to Administrative Agent, any Funding Agent, or any Lender on a non-confidential basis from a source other than a Borrower Party; or (z) was independently developed by any Agent or any Lender from information obtained from a source other than a Borrower Party and in compliance with this Section 13.18 or, (i) subject to an agreement containing provisions substantially the same as those of this Section 13.18, to (x) any securitization vehicle, commercial paper conduit or other financing vehicle of a Conduit Lender, or (y) the National Association of Insurance Commissioners or any other similar organization or any Rating Agency, Commercial Paper dealer first loss provider, service provider, provider of credit enhancement, credit insurance or liquidity to such Conduit Lender or any Person providing financing to, or holding equity interest in, such Conduit Lender, or to any officers, directors, employees, outside accountants or attorneys of any of the foregoing; provided that with respect to this clause (i), such recipient has been advised of the confidential nature of such Information and instructed to keep such Information confidential. Notwithstanding the foregoing, (i) except as set forth in clause (ii) of this sentence, or as otherwise set forth in clauses (a), (b), (c), (d), (e) or (h) above, neither the identity of the Investors (other than by identification number and dollar amounts), nor the contents of the organizational documents or the subscription agreements or related subscription booklets, offering memorandum and marketing materials, shall be revealed without the Borrower Parties consent (subject, with respect to clause (c) above, that obtaining the consent of such Borrower Party is permitted by law), and (ii) without limiting clause (i) of this sentence, prior to revealing the identity of Investors (other than, in either case, by identification number and dollar amounts) to any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Credit Agreement, the applicable assignor shall, enter into an agreement containing provisions substantially the same as those of this Section 13.18 to which the Borrower Parties are intended third party beneficiaries entitled to enforce such agreement. Notwithstanding subsections (a) through (j), neither Administrative Agent, Funding Agent nor any Lender shall disseminate any Information to a Disqualified Lender without the prior written consent of the Borrower. For the purposes of this Section 13.18, “Information” means all non-public, confidential or proprietary information received from or on behalf of any Borrower Party relating to any Borrower Party or any of their Subsidiaries, Investors or Affiliates or its or their business; provided, that any information provided by or on behalf of any Borrower Party shall be deemed non-public, confidential and proprietary unless specifically identified otherwise by such Borrower Party. Any Person required to maintain the confidentiality of Information as provided in this Section 13.18 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

For the avoidance of doubt, nothing in this Credit Agreement is intended or shall be deemed to prohibit or restrict any party in any way from initiating communications directly with, reporting to,

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providing information to, causing information to be provided to, filing a charge or complaint with, cooperating with, responding to any inquiry from, or providing testimony to the Securities and Exchange Commission, Commodity Futures Trading Commission, Financial Industry Regulatory Authority, or any other self-regulatory organization, or any other federal or state regulatory authority, or governmental agency or entity, regarding any possible securities violation or other violation of law.

13.19
USA Patriot Act; KYC Notice. Each Lender, the Letter of Credit Issuer and each Agent (for itself and not on behalf of any other Secured Party) hereby notifies each Borrower Party and other Pledgor that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies each Borrower Party and other Pledgor, which information includes the name and address of such Borrower Party and other Pledgor and other information that will allow such Lender or Administrative Agent, as applicable, to identify the Borrowers and other Pledgors in accordance with the Patriot Act. Each Borrower Party and other Pledgor will, promptly following a request by any Agent, the Letter of Credit Issuer or any Lender, provide all documentation and other information that any Agent, the Letter of Credit Issuer or any Lender requests in order to comply with their ongoing obligations under applicable “know your customer” and Anti-Money Laundering Laws, including the Patriot Act and the Beneficial Ownership Regulation.
13.20
No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), Borrower and each other Borrower Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a)(i) the arranging and other services regarding this Credit Agreement provided by Administrative Agent and the Arrangers, are arm’s-length commercial transactions between Borrower, each other Borrower Party and their respective Affiliates, on the one hand, and Administrative Agent and the Arrangers, on the other hand; (ii) Borrower and each other Borrower Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate; and (iii) Borrower and each other Borrower Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b)(i) Administrative Agent and the Arrangers each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for Borrower or any other Borrower Party or any of their respective Affiliates, or any other Person; and (ii) neither Administrative Agent nor the Arrangers has any obligation to Borrower or any other Borrower Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) Administrative Agent, each Lender and the Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of Borrower or any other Borrower Party and their respective Affiliates, and neither Administrative Agent nor the Arrangers has any obligation to disclose any of such interests to Borrower or any other Borrower Party or any of their respective Affiliates. To the fullest extent permitted by law, Borrower and each other Borrower Party hereby waives and releases any claims that it may have against Administrative Agent and the Arrangers with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
13.21
Qualified Purchaser. Each Lender represents and warrants that it is a Qualified Purchaser.
13.22
No Bankruptcy Petition Against any Conduit Lender. Each of the parties hereto hereby covenants and agrees that, prior to the date which is one year and one (1) day after the payment in full of all outstanding Commercial Paper or other rated indebtedness of a Conduit Lender, it will not institute against, or encourage, cooperate with or join any other Person in instituting against, such Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the law of the

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United States or any state of the United States. The provisions of this Section 13.22 shall survive the termination of this Credit Agreement.

13.23
No Recourse Against any Conduit Lender. Notwithstanding anything to the contrary contained in this Credit Agreement, the obligations of each Conduit Lender under this Credit Agreement and all other Loan Documents are solely the corporate obligations of such Conduit Lender and shall be payable solely to the extent of funds received by such Conduit Lender from the Borrower Parties in accordance herewith or from any party to any Loan Document in accordance with the terms thereof in excess of funds necessary to pay such Conduit Lender’s matured and maturing Commercial Paper or other rated indebtedness and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against such Conduit Lender but shall continue to accrue. The payment of any claim (as defined in Section 101 of Title 11 of the Bankruptcy Code) of any party to this Credit Agreement or any other Loan Document against a Conduit Lender shall be subordinated to the payment in full of all of such Conduit Lender’s Commercial Paper and other rated indebtedness. No recourse under or with respect to any obligation, covenant or agreement of any Conduit Lender as contained in this Credit Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any manager or administrator of such Person or any incorporator, stockholder, member, officer, employee or director of such Person or of any such manager or administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise. The provisions of this Section 13.23 shall survive the termination of this Credit Agreement.
13.24
Excess Funds. Notwithstanding any provisions contained in this Credit Agreement to the contrary, no Conduit Lender shall, nor shall any Conduit Lender be obligated to, pay any amount pursuant to this Credit Agreement unless (i) such Conduit Lender has received funds which may be used to make such payment and which funds are not required to repay its commercial paper notes when due and (ii) after giving effect to such payment, either (x) such Conduit Lender could issue commercial paper notes to refinance all of its outstanding commercial paper notes (assuming such outstanding commercial paper notes matured at such time) in accordance with the program documents governing its securitization program or

(y) all of such Conduit Lender’s commercial paper notes are paid in full. Any amount which any Conduit Lender does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in Section 101 of the United States Bankruptcy Code) against or obligation of such Conduit Lender for any such insufficiency unless and until such Conduit Lender satisfies the provisions of clauses (i) and (ii) above. The provisions of this Section 13.24 shall survive the termination of this Credit Agreement.

13.25
Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Credit Agreement and the transactions contemplated hereby (including, without limitation, any Assignment and Assumption Agreement, amendments or other modifications, Loan Notices, waivers or consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by Administrative Agent pursuant to procedures approved by it.
13.26
Counterparts; Integration; Effectiveness. This Credit Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Credit Agreement, the

4910-6553-8863 v.5

other Loan Documents and any separate letter agreements with respect to fees payable to Administrative Agent, or, if applicable, the Letter of Credit Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 7.01, this Credit Agreement shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Credit Agreement by fax or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Credit Agreement.
13.27
Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower Party in respect of any such sum due from it to Administrative Agent, Letter of Credit Issuer or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Credit Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by Administrative Agent, Letter of Credit Issuer or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, Administrative Agent, Letter of Credit Issuer or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to Administrative Agent, Letter of Credit Issuer or any Lender from any Borrower Party in the Agreement Currency, such Borrower Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify Administrative Agent, Letter of Credit Issuer or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to Administrative Agent, Letter of Credit Issuer or any Lender in such currency, Administrative Agent, Letter of Credit Issuer or such Lender, as the case may be, agrees to return the amount of any excess to such Borrower Party (or to any other Person who may be entitled thereto under applicable law).
13.28
Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender or Letter of Credit Issuer that is an Affected Financial Institution is a party to this Credit Agreement, notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or Letter of Credit Issuer that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)
the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and
(b)
the effects of any Bail-In Action on any such liability, including, if applicable:
(i)
a reduction in full or in part or cancellation of any such liability;
(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Credit Agreement or any other Loan Document; or

4910-6553-8863 v.5

(iii)
the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
13.29
Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)
As used in this Section 13.29, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and

4910-6553-8863 v.5

interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

4910-6553-8863 v.5

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“Swap Contract” means: (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement; and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement, including any such obligations or liabilities under any such master agreement.

13.30
Sanctioned Lenders. Notwithstanding anything herein to the contrary in this Credit Agreement:
(a)
no Sanctioned Lender shall have any right to approve or disapprove any amendment, waiver or consent under this Credit Agreement, except that (unless (x) otherwise required by applicable Law or (y) otherwise permitted under this Credit Agreement) no Commitment of such Lender may be increased or extended, the principal amount of the Loans owed to such Lender may not be reduced, the final maturity of such Loans may not be extended and this clause (a) may not be amended, in each case, without the consent of such Lender;
(b)
if it would be unlawful for the Administrative Agent to make a payment to any Sanctioned Lender, then any amount that the Administrative Agent or such assignee would otherwise pay to such Sanctioned Lender pursuant to this Credit Agreement or any other Loan Document may (at the discretion of the Administrative Agent) be held (at the sole expense of the Borrower) for such Sanctioned Lender pursuant to arrangements satisfactory to the Administrative Agent and shall be paid to such Sanctioned Lender only when making such payment is no longer, in the opinion of the Administrative Agent or its counsel, unlawful;
(c)
no Sanctioned Lender shall be entitled to receive any fees accrued in its capacity as Lender pursuant to the Loan Documents for any period during which that Lender is a Sanctioned Lender;
(d)
the Administrative Agent shall not be required to make any payments or take any other actions related to a Sanctioned Lender (including holding or directing the payment of any Obligations owed to such Sanctioned Lender) that, in its opinion or the opinion of its counsel, (x) is reasonably believed to be contrary to applicable Law or (y) may otherwise result in liability to the Administrative Agent; and
(e)
this Section 13.30 shall supersede any provisions in Section 13.03 to the contrary.
13.31
Entire Agreement. THIS CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT

4910-6553-8863 v.5

ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Remainder of Page Intentionally Left Blank; Signature Page(s) to Follow.

Signature Page to Revolving Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the day and year first above written.

Signature Page to Revolving Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the day and year first above written.

BORROWER:

TCW STEEL CITY PERPETUAL LEVERED FUND LP

By: TCW Steel City GP LLC, its general partner

By: TCW PT Management Company LLC, its managing member

By: ______________________________
Name: Andrew Kim
Title: Managing Director

By: ______________________________
Name: Zachary Edelman
Title: Senior Vice President

The undersigned General Partner joins in this Credit Agreement solely for the purpose of agreeing to the applicable representations, warranties and covenants contained herein.

GENERAL PARTNER:

TCW STEEL CITY GP LLC

By: TCW PT Management Company LLC, its managing member

By: ______________________________
Name: Andrew Kim
Title: Managing Director

By: ______________________________
Name: Zachary Edelman
Title: Senior Vice President

Signature Page to Revolving Credit Agreement

Signature Page to Revolving Credit Agreement

4910-6553-8863 v.5

Schedule 1.01A

Schedule 1.01

COMMITMENTS AND LENDER GROUPS

Name of Lender Group	Funding Agent	Committed Lender	Conduit Lender	Commitment of Committed Lender
Versailles	Natixis, New York Branch	Versailles Assets LLC	Versailles Assets LLC	$90,000,000
			Total	$90,000,000

4910-6553-8863 v.5

Schedule 1.01A

Schedule 1.01A

General Information
Party Name	Type of Party	Party’s General Partner Name	Jurisdiction of Formation (Party/GP)	Chief Executive Office / Principal Place of Business / Principal Office
TCW Steel City Perpetual Levered Fund LP	Borrower	TCW Steel City GP LLC	Delaware	200 Clarendon Street, 51st Floor, Boston, Massachusetts 02116
TCW Steel City GP LLC	General Partner	TCW PT Management Company LLC	Delaware	200 Clarendon Street, 51st Floor, Boston, Massachusetts 02116

Collateral Account Information
Party Name	Account #	Account Name	Account Depository Bank
TCW Steel Perpetual Levered Fund LP	19-4085NX	Account for TCW Steel City Perpetual Levered Fund LP as pledgor for the benefit of Natixis, New York Branch as secured party	U.S. Bank National Association

Governing Agreement
Party Name	Governing Agreement
TCW Steel City Perpetual Levered Fund LP	Amended and Restated Limited Partnership Agreement for TCW Steel City Perpetual Levered Fund LP, dated as of February 6, 2025

4910-6553-8863 v.5

Schedule 1.01A

TCW Steel City GP LLC	Limited Liability Company Agreement of TCW Steel City GP LLC, dated as of October 14, 2024

[Structure Chart to be attached.]

Investment Sub-Advisor

Investment Advisor

50/50 Economic Split**

PNC Steel City Advisors LLC

TCW PT

Management Company LLC

Managing Member

TCW Steel City GP LLC (Delaware)

General Partner

TCW

Steel City Rated

Note Feeder LP (Delaware)

Up to 4.9% PNC Affiliate Voting Interest

Up to 4.9% PNC Affiliate Voting

Interest / Up to 24.9% PNC Affiliate Equity Interest

Other Vehicles TBD

TCW

Steel City Perpetual Levered Fund LP* (Delaware)

TCW

Steel City Unlevered Private Fund LP (Delaware)

TCW Steel City Senior Lending Vehicles

*The Perpetual Levered Fund intends to convert into a BDC at a later date.

**50/50 Economic split will be achieved through a sub-advisory agreement among the advisor and sub-advisor. For informational purposes only. Securities are not being offered by means of this material. No investment decision should be made until the prospective investor has read the Confidential Private Placement Memorandum and related documents for the Fund. Interests in the Fund will be distributed by TCW Funds Distributors LLC, a U.S. registered broker-dealer.

4910-6553-8863 v.5

Schedule 1.01B

Schedule 1.01B

DISQUALIFIED LENDERS

DoubleLine Capital LP

333 South Grand Avenue 18th Floor

Los Angeles, CA 90071

(213) 633-8200

Oaktree Capital Management, LP

333 South Grand Avenue 28th Floor

Los Angeles, CA 90071

(213) 830-6300

4910-6553-8863 v.5

Schedule 13.07

Schedule 13.07

ADDRESSES FOR NOTICE

If to any Borrower Party, other Pledgor or General Partner:

If to Administrative Agent, Swingline Lender or Letter of Credit Issuer:

c/o The TCW Group, Inc. 865 S. Figueroa Street

Los Angeles, California 90017 Attention: Meredith Jackson Telephone: (213) 244-0896

Email: meredith.jackson@tcw.com

Natixis, New York Branch

1251 Avenue of Americas, 4th Floor New York, New York 10020 Attention: Hana Beckles

Telephone: (212) 583-4913

Fax: (646) 282-2392

Email: hana.beckles@natixis.com

Natixis, New York Branch

1251 Avenue of Americas, 4th Floor New York, New York 10020 Attention: Yazmin Vasconez Telephone: (212) 891-6176

Fax: (646) 282-2392

Email: yazmin.vasconez@natixis.com With a copy to:

Natixis, New York Branch

1251 Avenue of the Americas, 5th Floor New York, NY 10020

Attention: Legal Department Telephone: (212) 891-6100

Fax: (212) 891-1922

Email: legal.notices@natixis.com

4932-8980-4591 v.3

EXHIBIT A

to Revolving Credit Agreement by and among

TCW STEEL CITY PERPETUAL LEVERED FUND LP,

as Borrower, and

NATIXIS, NEW YORK BRANCH,

as Administrative Agent [RESERVED.]

4932-8980-4591 v.3

Exhibit B – Page

EXHIBIT B

to Revolving Credit Agreement by and among

TCW STEEL CITY PERPETUAL LEVERED FUND LP,

as Borrower, and

NATIXIS, NEW YORK BRANCH,

as Administrative Agent REVOLVING CREDIT NOTE

$ , 20

1.
FOR VALUE RECEIVED, TCW STEEL CITY PERPETUAL LEVERED FUND LP, a

Delaware limited partnership (“Maker”), hereby unconditionally promises to pay to (“Payee”), at the principal office of NATIXIS, NEW YORK BRANCH as Administrative Agent (“Administrative Agent”) for the account of each of the Lenders under the Credit Agreement referred to below or such other office as Administrative Agent designates, the principal sum of AND NO/100 DOLLARS ($[●]), or, if less, the unpaid principal amount of the Loans then outstanding, together with accrued interest thereon, in lawful money of the United States of America. Capitalized terms not defined herein have the meanings assigned to such terms in the Credit Agreement.

2.
This promissory note (this “Note”) has been executed and delivered pursuant to that certain Revolving Credit Agreement, dated as of April 21, 2025 (as amended, modified, supplemented, or restated from time to time, the “Credit Agreement”), by and among TCW Steel City Perpetual Levered Fund LP, as borrower, Natixis, New York Branch, as Administrative Agent, and the lenders from time to time party thereto, and is one of the “Notes” referred to therein. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Note evidences Loans made under the Credit Agreement, and the holder of this Note shall be entitled to the benefits provided in the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of: (a) the obligation of Payee to make advances thereunder; (b) the prepayment rights and obligations of Maker; (c) the collateral for the repayment of this Note; and

(d) the events upon which the maturity of this Note may be accelerated. Maker may borrow, repay and reborrow upon the terms and conditions specified in the Credit Agreement.

3.
The unpaid principal amount of this Note shall be payable in accordance with the terms of Sections 3.03 and 13.14 of the Credit Agreement, which provisions are hereby incorporated by reference in this Note as if fully set forth herein.
4.
The unpaid principal amount of this Note shall bear interest from the date of borrowing until maturity in accordance with Sections 2.05, 2.06, 2.11 and 13.14 of the Credit Agreement. Interest on this Note shall be payable in accordance with Sections 3.02, 3.03, and 13.14 of the Credit Agreement.
5.
All Borrowings and continuations of Loans hereunder, and all payments made with respect thereto, may be recorded by Payee from time to time on grid(s) which may be attached hereto, or Payee may record such information by such other method as Payee may generally employ; provided, however, that failure to make any such entry shall in no way reduce or diminish Maker’s obligations hereunder. The aggregate unpaid amount of all Borrowings and

1

4932-8980-4591 v.3

Exhibit B – Page

continuations of Loans set forth on grid(s) which may be attached hereto shall be rebuttably presumptive evidence of the unpaid principal amount of this Note or under the Credit Agreement.

6.
If this Note, or any installment or payment due hereunder, is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate or other court, whether before or after maturity, Maker agrees to pay all out of pocket costs of collection, including, but not limited to, reasonable and documented attorneys’ fees incurred by the holder hereof and costs of appeal, in each case, as provided in the Credit Agreement. All past due principal of, and, to the extent permitted by applicable Law, past due interest on, this Note shall bear interest until paid at the Default Rate as provided in the Credit Agreement.
7.
Maker and all sureties, endorsers, guarantors and other parties ever liable for payment of any sums payable pursuant to the terms of this Note, jointly and severally waive (except as expressly provided in the Credit Agreement) demand, presentment for payment, protest, notice of protest, notice of acceleration, notice of intent to accelerate, diligence in collection, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payment, or any releases or substitutions of any security, or any delay, indulgence, or other act of any trustee or any holder hereof, whether before or after maturity.
8.
Pursuant to Section 5-1401 of the New York General Obligations Law, the substantive laws of the State of New York, without regard to the choice of law principles that might otherwise apply, and the applicable federal Laws of the United States of America, shall govern the validity, construction, enforcement and interpretation of this Note.
9.
Reference is hereby made to Section 13.17 of the Credit Agreement regarding the non-personal liability of the Investors, including the General Partner, the provisions of which are hereby incorporated by reference in this Note as if fully set forth herein, for the payment and performance of Maker’s obligations hereunder.
10.
In the event of a conflict between the terms of this Note and the terms of the Credit Agreement, the terms of the Credit Agreement will control.

MAKER:

TCW STEEL CITY PERPETUAL LEVERED FUND LP

By:

[Name, Title]

2

4932-8980-4591 v.3

Exhibit C – Page

EXHIBIT C

to Revolving Credit Agreement by and among

TCW STEEL CITY PERPETUAL LEVERED FUND LP,

as Borrower, and

NATIXIS, NEW YORK BRANCH,

as Administrative Agent LOAN NOTICE

, 20

Natixis, New York Branch

1251 Avenue of Americas, 4th Floor New York, New York 10020 Attention: Hana Beckles

Telephone: (212) 583-4913

Fax: (646) 282-2392

Email: hana.beckles@natixis.com

Natixis, New York Branch

1251 Avenue of Americas, 4th Floor New York, New York 10020 Attention: Yazmin Vasconez Telephone: (212) 891-6176

Fax: (646) 282-2392

Email: yazmin.vasconez@natixis.com With a copy to:

Natixis, New York Branch

1251 Avenue of the Americas, 5th Floor New York, NY 10020

Attention: Legal Department Telephone: (212) 891-6100

Fax: (212) 891-1922

Email: legal.notices@natixis.com1 Ladies and Gentlemen:

This Loan Notice is executed and delivered by TCW STEEL CITY PERPETUAL LEVERED FUND LP, a Delaware limited partnership (“Borrower”) [and [QUALIFIED BORROWER], a [●] (“Qualified Borrower”)], to NATIXIS, NEW YORK BRANCH, as administrative agent (“Administrative Agent”), pursuant to Section 2.02 of that certain Revolving Credit Agreement, dated as of April 21, 2025 (as amended, modified, supplemented, or restated from time to time, the “Credit Agreement”), by and among Borrower, Administrative Agent, and the lenders from time to time party thereto. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

1 [NTD: Natixis to confirm contact information.]

1

4932-8980-4591 v.3

Exhibit C – Page

Complete the following:

PART I: FOR SWINGLINE LOANS (IF APPLICABLE):

Borrower [and Qualified Borrower] hereby request[s] a Swingline Loan:

(a)
On (a Business Day)
(b)
In the amount of $

PART II: FOR SYNDICATED LOANS

Borrower [and Qualified Borrower] hereby request[s] (check one box only):

A Borrowing

A conversion of Loans to Loans

A continuation of Loans

(a)
On [date] (a Business Day)
(b)
In the amount of $[●]
(c)
[If any portion of the Borrowing is not to be funded by a Conduit Lender through the issuance of Commercial Paper, such portion shall be a [Base Rate Loan] [Daily SOFR Loan] [Term SOFR Loan] (it being understood that if any Conduit Lender elects to fund any portion of a Loan through its Liquidity Provider, the interest rate (for the period prior to the time such portion of such Loan is funded through the issuance of Commercial Paper) which shall apply to such portion of such Borrowing shall be determined in the reasonable discretion of the applicable Funding Agent).]
(d)
[For a Term SOFR Loan: with an Interest Period of one (1) month.] PART III: FOR ALL LOANS

In connection with the [Borrowing] [continuation] [conversion] requested herein, Borrower[s] hereby represent[s], warrant[s], and certif[y][ies] to Administrative Agent for the benefit of the Lenders that:

(a)
On and as of the date of such Borrowing, the statements contained in Sections 7.02(a)

and 7.02(b) of the Credit Agreement are accurate;

(b)
Following the requested [Borrowing] [continuation] [conversion], the Principal Obligation will be $[•];
(c)
After giving effect to such [Borrowing] [continuation] [conversion], the Principal Obligation on and as of the date of such [Borrowing] [continuation] [conversion] will not exceed the Available Commitment on and as of such date, based on the most recent information available to the Borrowers; and
(d)
Attached hereto as Schedule I to this Loan Notice (which shall be the Borrowing Base Certificate for purposes of this Loan Notice and Section 7.02(c) of the Credit Agreement) is a calculation of the Available Commitment on and as of the date of [Borrowing]

2

4932-8980-4591 v.3

Exhibit C – Page

[continuation] [conversion] requested herein.

3

4932-8980-4591 v.3

Exhibit C – Page

The following are Borrower’s instructions for distribution of loan proceeds (i.e., appropriate wire instructions, etc.):

Name of Bank: Account Name: ABA Number: Account Number:

Remainder of Page Intentionally Left Blank; Signature Page Follows.

4

4932-8980-4591 v.3

Loan Notice

This Loan Notice is executed on , 20 .

BORROWER:

TCW STEEL CITY PERPETUAL LEVERED FUND LP

By:

[Name, Title]

QUALIFIED BORROWER:2 [QUALIFIED BORROWER]

By:

[Name, Title]

2 Retain QB signature block if applicable, otherwise, delete for executed document.

Signature Page to

4932-8980-4591 v.3

Exhibit C – Schedule I

SCHEDULE I

DATED AS OF , 20

Calculation of Available Commitment [To be attached]

4932-8980-4591 v.3

Exhibit D – Page

EXHIBIT D

to Revolving Credit Agreement by and among

TCW STEEL CITY PERPETUAL LEVERED FUND LP,

as Borrower, and

NATIXIS, NEW YORK BRANCH,

as Administrative Agent SECURITY AGREEMENT

, 20

THIS SECURITY AGREEMENT is executed and delivered as of , 20 (the “Security Agreement”), by TCW STEEL CITY PERPETUAL LEVERED FUND LP, a Delaware limited partnership (“Borrower”), and TCW Steel City GP LLC, a Delaware limited liability company (“General Partner”), in favor of NATIXIS, NEW YORK BRANCH, as administrative agent (“Administrative Agent”), for the benefit of the Secured Parties (hereinafter defined). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.

1.
Existence of Borrower. Borrower was formed pursuant to that certain Certificate of Formation which was filed with the Secretary of State of the State of Delaware on October 14, 2024 and is governed pursuant to that certain Amended and Restated Limited Partnership Agreement dated as of February 6, 2025 (as amended, modified, supplemented, or restated from time to time, the “Operating Agreement”).
2.
Capital Calls. Pursuant to the Operating Agreement, General Partner may make one or more Capital Calls upon the Investors to make Capital Contributions to the capital of Borrower subject to certain limitations specified in the Operating Agreement.
3.
Credit Agreement. Borrower and Administrative Agent have entered into a Revolving Credit Agreement, dated as of April 21, 2025 (as amended, modified, supplemented, or restated from time to time, the “Credit Agreement”), by and among Borrower, Administrative Agent, the Lenders, the Letter of Credit Issuer, and the other parties from time to time thereto, relating to a revolving credit facility. The Lenders, the Letter of Credit Issuer, the Agents, the Liquidity Providers and the Indemnitees are herein collectively referred to as “Secured Parties” and each individually referred to as a “Secured Party.” To secure the Obligations under the Credit Agreement, Borrower and General Partner have agreed to pledge and assign to Administrative Agent, for the benefit of the Secured Parties, Borrower and General Partner’s rights to make Capital Calls under the Operating Agreement, to receive payment of each Investor’s Capital Contributions, and the General Partner’s right to enforce the payment of Capital Contributions by each Investor pursuant to the Operating Agreement.
4.
Collateral and Obligations. In order to secure the Obligations, Borrower and General Partner hereby grant to Administrative Agent for the benefit of the Secured Parties, to the extent permitted by law and subject to the terms and conditions of this Security Agreement and the Operating Agreement, a first priority security interest and lien (except to the extent of Permitted Liens) in and to all of Borrower’s and General Partner’s right, title and interest, as applicable, whether now owned or hereafter acquired, in and to the following (the “Collateral”):

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(a)
General Partner’s right to make Capital Calls, and all other rights, titles, interests, powers and privileges related to, appurtenant to or arising out of General Partner’s right to require or demand that Investors make Capital Contributions to the capital of Borrower;
(b)
Borrower’s rights, titles, interests and privileges in and to the Capital Contributions and Capital Commitments, whether now owned or hereafter acquired; and
(c)
General Partner’s and Borrower’s rights, titles, interests, remedies, and privileges arising under or in connection with the Operating Agreement relating to Capital Commitments and any other rights of Borrower and General Partner under or in connection with the Operating Agreement to call for additional Capital Contributions and to receive the same, or the enforcement thereof.

Administrative Agent acknowledges that the Collateral does not include (i) an interest in any Investor’s Subscribed Interest in Borrower, or (ii) those items excluded from the definition of Collateral pursuant to the last paragraph of Section 5.01 of the Credit Agreement.

Administrative Agent, in its discretion, without in any manner impairing any of its rights and powers of the Secured Parties hereunder, may, at any time and from time to time, without further consent of or notice to Borrower, with or without valuable consideration, file this Security Agreement or a photocopy hereof, or any financing statement with respect hereto covering the Collateral (and any amendment, modification, supplement or continuation in respect of any such financing statement).

5.
Warranties and Covenants. Borrower and General Partner hereby warrant to Administrative Agent for the benefit of the Secured Parties and covenant and agree with Administrative Agent for the benefit of Secured Parties as follows:
(a)
That Borrower is the sole legal and equitable owner of the Capital Commitments and the Capital Contributions and has the authority to execute this Security Agreement, and this Security Agreement constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with the terms hereof, subject to Debtor Relief Laws and to general principles of equity; and that General Partner is the sole, legal and equitable owner and holder of the right to make Capital Calls and has the authority to execute this Security Agreement, and this Security Agreement constitutes the legal, valid and binding obligation of General Partner enforceable in accordance with the terms hereof, subject to Debtor Relief Laws and to general principles of equity;
(b)
That neither Borrower nor General Partner have heretofore transferred, assigned, pledged, hypothecated or granted any security interest in all or any portion of the Collateral which has not been released in accordance with the terms of the Credit Agreement; that they have full right and power to make the transfer, pledge and assignment and grant the security interests granted hereby; that, to the extent required by the Operating Agreement, all Investors have been or will be notified of, and have acknowledged the transfer, pledge and assignment contained herein; and that this Security Agreement is effective to accomplish the transfer, pledge, assignment, and grant of the security interests granted hereby;
(c)
That Borrower and General Partner have received direct or indirect benefit from the loans evidenced by the Notes; and that the grant of the security interest in the Collateral hereunder was a condition to the granting of such loans;
(d)
That Borrower and General Partner will execute and deliver (as applicable) (i) such forms, authorizations, documents and instruments, and do such other things, as Administrative Agent shall reasonably request, in order to require that all Investors deposit into the Collateral Account all monies or sums paid or to be paid by them as and when Capital

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Contributions are made pursuant to the Operating Agreement; and (ii) any financing statements or other documents which Administrative Agent reasonably requests to protect or perfect the pledge and grant of the security interests made herein (all of which shall be deemed part of the Collateral Documents) to Administrative Agent, as Administrative Agent acting on behalf of the Secured Parties may reasonably request from time to time, for the purpose of granting to, protecting, maintaining or perfecting in favor of the Secured Parties, first priority security interests in any of the Collateral (subject to Permitted Liens), together with other assurances of the enforceability of the liens and assurances of due recording and documentation of the Collateral Documents or copies thereof, as Administrative Agent may reasonably require to avoid material impairment of the liens and security interests granted or purported to be granted pursuant to this Security Agreement; and
(e)
That neither Administrative Agent nor Secured Parties shall be responsible in any way for any depreciation in the value of the Collateral nor have any duty or responsibility whatsoever to take any steps to preserve any rights of Borrower and General Partner in the Collateral or under the Operating Agreement.

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6.
Remedies Upon Event of Default.
6.1
Capital Call Rights.
(a)
Administrative Agent, on behalf of the Secured Parties, is hereby authorized, in its own name or the name of Borrower or General Partner, at any time upon the occurrence and during the continuation of an Event of Default, (i) to notify the Investors obligated to Borrower with respect to the Capital Contributions to make all payments due or to become due thereon directly to the Administrative Agent for the benefit of the Secured Parties at a different account than that specified in the Credit Agreement, or (ii) to initiate one or more Capital Calls in order to pay the Obligations or for any other purpose contemplated by the Credit Agreement (which Capital Calls may be in any amount required to result in payment in full of the outstanding Obligations). In order to secure further the payment and performance of the Obligations and to effect and facilitate the Secured Parties’ right of setoff, in each case, upon the occurrence and during the continuance of an Event of Default, Borrower and General Partner hereby irrevocably appoints Administrative Agent as the attorney-in-fact entitled in the name of Borrower and/or General Partner upon the occurrence and during the continuance of an Event of Default, to make any Capital Calls upon the Investors pursuant to the terms of the applicable Subscription Agreement and the Operating Agreement without the necessity of further action by Borrower or General Partner.
(b)
With or without such general notification as set forth in Section 6.1(a) above, upon the occurrence and during the continuation of an Event of Default, Administrative Agent, on behalf of the Secured Parties, may, in accordance with the Operating Agreement:

(i) make Capital Calls in the name of Borrower; (ii) take or bring, in Borrower’s or General Partner’s name or that of Administrative Agent for the benefit of the Secured Parties, all steps, actions, suits or proceedings reasonably deemed by Administrative Agent as necessary to effect possession or collection of payments constituting Collateral;

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(iii) complete any contract or agreement of Borrower evidencing or constituting any of the Collateral; (iv) take such actions with respect to the Capital Commitments as are necessary in order to pay the Obligations, and to perform the Subscription Agreements and the Operating Agreement to the extent required to effect such actions; (v) make allowances or adjustments related to the Capital Calls; (vi) compromise any claims related to the Capital Calls; (vii) issue credit in its own name or the name of Borrower or General Partner to the extent necessary to reflect the making of a Capital Contribution to Borrower that is not otherwise reflected in the capital accounts of Borrower; or

(viii) exercise any right, privilege, power, or remedy provided to Borrower under its Constituent Documents, or the Subscription Agreements , including, without limitation, any right, privilege, power, or remedy relating to the right to call for and to receive Capital Contributions , in each case, in accordance with the Constituent Documents and/or the Subscription Agreements.

(c)
Administrative Agent, on behalf of the Secured Parties, is hereby authorized and empowered, upon the occurrence and during the continuation of an Event of Default, on behalf of Borrower and General Partner and in accordance with the Operating Agreement to endorse the name of Borrower or General Partner, or both upon any check, draft, instrument, receipt, instruction or other document, agreement or item constituting Collateral or proceeds thereof, including, but not limited to, any item evidencing payment upon a Capital Contribution of any Investor to Borrower coming into Administrative Agent’s or any Secured Party’s possession, and to receive and apply the proceeds therefrom in accordance with the terms of the Credit Agreement.
(d)
Upon the occurrence and during the continuation of an Event of Default, issuance by Administrative Agent, on behalf of the Secured Parties, of a receipt to any Investor obligated to pay any Capital Contributions to Borrower shall be a full and complete release, discharge and acquittance of such Investor to the extent of any amount so paid to the Collateral Account or otherwise to the Administrative Agent for the benefit of the Secured Parties, so long as such amount shall not be invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other Person under any bankruptcy act or code, state or federal law, common law or equitable doctrine.
(e)
All actions taken pursuant to this Section 6.1 shall be subject to Section 11.03 of the Credit Agreement and Administrative Agent shall give Borrower prompt notice of any action taken pursuant to this Section 6.1, but failure to give such notice shall not affect the validity of such action or give rise to any defense in favor of Borrower with respect to such action. Neither Administrative Agent nor any Secured Party shall be deemed to make at any time any representation or warranty as to the validity of any Capital Call Notice nor shall Administrative Agent or the Secured Parties be accountable for Borrower’s use of the proceeds of any Capital Call Notice.
6.2
Power of Attorney. Administrative Agent, on behalf of the Secured Parties, is hereby granted an irrevocable power of attorney, which is coupled with an interest, to, in accordance with the Operating Agreement, execute all checks, drafts, receipts, instruments, instructions or other documents, agreements or items on behalf of Borrower or General Partner, or both, exercisable only upon the occurrence and during the continuation of an Event of Default (and subject to Section 11.03 of the Credit Agreement), as shall be deemed by Administrative Agent to be necessary or advisable, in the sole discretion, reasonably exercised, of Administrative Agent, to preserve the security interests and liens herein granted or to secure the repayment of the

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Obligations, and neither Administrative Agent nor any Secured Party shall incur any liability in connection with or arising from its exercise of such authority and power except as a result of gross negligence, bad faith or willful misconduct.

6.3
Collateral Sale or Other Disposition.
(a)
During the continuance of an Event of Default, Administrative Agent, on behalf of the Secured Parties, shall have the right (subject to Section 11.03 of the Credit Agreement) to sell the Collateral or any part thereof for cash, upon credit or for future delivery and upon such other terms as Administrative Agent may deem commercially reasonable, with Borrower and General Partner hereby waiving all rights, if any, to require Administrative Agent to marshal the Collateral and any other security for the Obligations. Any notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made shall be deemed reasonable if made in accordance with applicable Law. Administrative Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. From time to time Administrative Agent may, but shall not be obligated to, postpone the time and change the place of any proposed sale of any of the Collateral for which notice has been given as provided above if, in the judgment of Administrative Agent, such postponement or change is necessary or appropriate in order that the provisions of this Security Agreement applicable to such sale may be fulfilled or in order to obtain more favorable conditions under which such sale may take place and notice of such change has been provided in accordance with applicable Law.
(b)
In case of any sale by Administrative Agent of any of the Collateral on credit, which may be elected at the option and in the complete discretion of Administrative Agent, on behalf of the Secured Parties, the Collateral so sold may be retained by Administrative Agent for the benefit of the Secured Parties until the selling price is paid by the purchaser, but neither Administrative Agent nor any Secured Party shall incur any liability in case of failure of the purchaser to take up and pay for the Collateral so sold. In case of any such failure, such Collateral so sold may be again similarly sold. After deducting all costs or expenses for which Borrower is liable pursuant to the Credit Agreement (including, without limitation, the reasonable and documented attorneys’ fees and legal expenses incurred by Administrative Agent or the Secured Parties, or both, to the extent due and payable in accordance with the Credit Agreement), Administrative Agent shall apply the remaining balance of the proceeds of any sale or sales, if any, to pay the principal of and interest upon the Obligations in accordance with Section 11.05 of the Credit Agreement. If the proceeds of any sale, disposition or other remedy are insufficient to pay the Obligations in full, Borrower shall remain liable for any deficiency in the payment of the Obligations and the reasonable and documented fees of any attorney employed by Administrative Agent or any Secured Party to collect in accordance with the Credit Agreement. Neither Administrative Agent nor any Secured Party shall incur any liability as a result of the sale of the Collateral at any private sale or sales conducted in accordance with applicable law except as a result of gross negligence, bad faith or willful misconduct.
(c)
All recitals in any instrument of assignment or any other instrument executed by Administrative Agent for the benefit of the Secured Parties or by the Secured Parties incident to the sale, transfer, assignment or other disposition or utilization of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein and no other proof shall be required to establish full legal propriety of the sale or other

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action taken by Administrative Agent for the benefit of the Secured Parties or by the Secured Parties or of any fact, condition or thing incident thereto, and all prerequisites of such sale or other action shall be presumed to have been performed or to have occurred.

6.4
Additional Rights and Remedies. Subject to Section 11.03 of the Credit Agreement, Administrative Agent and the Secured Parties shall have all rights, remedies and recourse granted in the Loan Documents or existing at common law or equity (including specifically those granted by the Uniform Commercial Code, as adopted in New York and any other state which governs the creation or perfection (and the effect thereof) of any security interest in the Collateral), and such rights and remedies: (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively or concurrently against Borrower and General Partner and any other party obligated under the Obligations, or against the Collateral, or any of such Collateral, or any other security for the Obligations, or any of them, at the sole discretion of Administrative Agent, on behalf of the Secured Parties; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower and General Partner that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse; and

(iv) are intended to be and shall be, non-exclusive.

6.5
Subrogation. Notwithstanding a foreclosure upon any of the Collateral or exercise of any other remedy by Administrative Agent on behalf of the Secured Parties during the continuance of an Event of Default, neither Borrower nor General Partner shall be subrogated thereby to any rights of Administrative Agent for the benefit of the Secured Parties against the Collateral or any other security for the Obligations, or Borrower or General Partner or any property of Borrower or General Partner, nor shall Borrower or General Partner be deemed to be the owner of any interest in the Obligations, nor shall Borrower or General Partner exercise any rights or remedies with respect to Borrower or General Partner or the Collateral or any other security for the Obligations or any of them or the property of Borrower or General Partner until the Obligations (other than contingent contractual indemnities) have been paid to Administrative Agent for the benefit of the Secured Parties and is fully performed and discharged.
7.
Limitation on Liability. Regardless of any provision of this Security Agreement, in the absence of bad faith, gross negligence or willful misconduct or breach of the Operating Agreement or the Credit Agreement by Administrative Agent or the Secured Parties, or both, neither Administrative Agent nor the Secured Parties shall be liable for the failure of Administrative Agent to collect or exercise diligence in the collection, possession or any transaction concerning, all or part of the Capital Calls, Capital Call Notices, Capital Contributions or Capital Commitments, or sums due or paid thereon, nor shall Administrative Agent or the Secured Parties be under any obligation whatsoever to anyone by virtue of the security interests and liens granted herein.
8.
Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be delivered and deemed effective in accordance with Section 13.07 of the Credit Agreement. Any notice required hereunder shall be deemed commercially reasonable if given at least ten (10) days prior to the event giving rise to the requirement of such notice, including but not limited to, notices of a private or public sale.
9.
Appointment of Successor Administrative Agent. Reference is hereby made to Section 12.06 of the Credit Agreement for the terms and conditions upon which a successor Administrative Agent hereunder may be appointed. Wherever the words “Administrative Agent” are used herein, the same shall mean the Administrative Agent named in the first paragraph of this Security Agreement or the successor Administrative Agent at the time in question.
10.
Binding Effect; Miscellaneous.

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(a)
This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the undersigned and their respective successors and assigns.
(b)
The headings to the various paragraphs of this Security Agreement shall have been inserted for convenient reference only and shall not modify, define, limit or expand the expressed provisions of this Security Agreement. This Security Agreement may be executed in any number of counterparts, each of which shall be an original, and such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Security Agreement by telecopy or other electronic transmission (including “pdf”) shall be effective as delivery of a manually executed counterpart of this Security Agreement.
(c)
No delay or omission on the part of Administrative Agent or the Secured Parties in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion.
(d)
Pursuant to Section 5-1401 of the New York General Obligations Law, the substantive laws of the State of New York, without regard to the choice of law principles that might otherwise apply, and the applicable federal laws of the United States of America, shall govern the validity, construction, enforcement and interpretation of this Security Agreement.
(e)
Any suit, action or proceeding against any party hereto with respect to this Security Agreement or any judgment entered by any court in respect thereof, may be brought in the courts of the State of New York, or in the United States Courts located in the Borough of Manhattan in New York City, pursuant to Section 5-1402 of the New York General Obligations Law, and each party hereto hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Each party hereto hereby irrevocably consents to the service of process in any suit, action or proceeding in said court by the mailing thereof by registered or certified mail, postage prepaid, to the applicable address set forth in Section 8 hereof. Each party hereto hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Security Agreement brought in the courts located in the State of New York, Borough of Manhattan in New York City, and each hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN CONNECTION WITH THIS SECURITY AGREEMENT, WHICH WAIVER IS INFORMED AND VOLUNTARY.
(f)
This Security Agreement and the provisions set forth herein shall continue until the full, final, and complete satisfaction of the Obligations (other than contingent contractual indemnities), and Administrative Agent’s and the Secured Parties’ rights hereunder shall not be released, diminished, impaired, reduced or adversely affected by: (i) the renewal, extension, modification, amendment or alteration of the Credit Agreement or any other Loan Document (other than this Security Agreement) or any related document or instrument; (ii) any adjustment, indulgence, forbearance or compromise that might be granted or given by Administrative Agent or the Secured Parties to any primary or

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secondary obligor or in connection with any security for the Obligations; (iii) any full or partial release of any of the foregoing (unless the rights under this Security Agreement are expressly released in accordance herewith); or (iv) notice of any of the foregoing.

(g)
Neither Administrative Agent nor the Secured Parties have assumed, and nothing contained herein shall be declared to have imposed upon Administrative Agent or the Secured Parties, any of Borrower’s duties or obligations or General Partner’s duties or obligations as an Investor of Borrower, except that Administrative Agent and the Secured Parties shall be bound by the provisions of the Operating Agreement in exercising rights or remedies thereunder assigned to Administrative Agent hereunder.
(h)
Notwithstanding anything to the contrary herein, (i) the obligations of Borrower and General Partner hereunder are subject to the recourse and nonrecourse provisions of Section 13.17 of the Credit Agreement and (ii) the rights, powers, privileges and remedies of the Administrative Agent for the benefit of the Secured Parties hereunder are subject to Section 11.03 of the Credit Agreement.
(i)
On the full, final, and complete satisfaction of the Obligations (other than contingent contractual indemnities), this Security Agreement and the rights and liens of the Administrative Agent shall be automatically released and of no further force or effect. Thereafter, upon request, Administrative Agent, on behalf of the Secured Parties, shall provide Borrower and General Partner, at their sole expense, a written release of their respective obligations hereunder and of the Collateral in form reasonably acceptable to Borrower and General Partner.
(j)
In the event of a conflict between the terms of this Security Agreement and the terms of the Credit Agreement, the terms of the Credit Agreement will control.

Remainder of Page Intentionally Left Blank; Signature Page(s) Follow.

9

Signature Page to Security Agreement

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Executed on the date first above written.

BORROWER:

TCW STEEL CITY PERPETUAL LEVERED FUND LP

By:

[Name, Title]

GENERAL PARTNER: TCW STEEL CITY GP LLC

By:

[Name, Title]

Signature Page to Security Agreement

4932-8980-4591 v.3

ACKNOWLEDGED AND AGREED:

NATIXIS, NEW YORK BRANCH, as Administrative Agent

By:

[Name, Title]

By:

[Name, Title]

4932-8980-4591 v.3

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EXHIBIT E

to Revolving Credit Agreement by and among

TCW STEEL CITY PERPETUAL LEVERED FUND LP,

as Borrower, and

NATIXIS, NEW YORK BRANCH,

as Administrative Agent COLLATERAL ACCOUNT ASSIGNMENT

Dated as of , 20

For value received, TCW STEEL CITY PERPETUAL LEVERED FUND LP, a Delaware limited partnership (“Assignor”), hereby (i) pledges to NATIXIS, NEW YORK BRANCH, as administrative agent for the benefit of the Secured Parties (as defined below) (“Assignee”) under that certain Revolving Credit Agreement, dated as of April 21, 2025 (as amended, modified, supplemented, or restated from time to time, the “Credit Agreement”; capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement), by and among Assignor, Natixis, New York Branch, as administrative agent (in such capacity, “Administrative Agent”), and the lenders from time to time party thereto (together with such other lending institutions which become party to the Credit Agreement, or have been, or may hereafter be, assigned an interest as lender in accordance with the Credit Agreement, the “Lenders” and together with the Letter of Credit Issuer, the Agents, the Liquidity Providers and the Indemnitees, the “Secured Parties”), and (ii) grants to Assignee, a lien, claim, encumbrance upon and security interest in Account No. 19-4085NX at U.S. Bank National Association(“Depository”), entitled “Account for TCW Steel City Perpetual Levered Fund LP as pledgor for the benefit of Natixis, New York Branch as secured party”, and any extensions or renewals thereof, if the account is one which may be extended or renewed, and any successor or substitute accounts as agreed between Assignor and Assignee (such account or accounts and any extensions or renewals being hereinafter called the “Account”), together with all of Assignor’s right, title, and interest (whether now existing or hereafter created or arising) in and to the Account, all sums now or at any time hereafter on deposit therein, credited thereto, or payable thereon, all proceeds and products thereof, and all instruments, documents, certificates, and other writings evidencing the Account, on the following terms and conditions:

1.
This assignment (this “Assignment”) of the Account shall secure the payment and the performance of the Obligations. Assignor shall also enter into a Deposit Account Control Agreement (an “Account Control Agreement”), which shall, upon the execution and delivery thereof by the parties thereto, give the Administrative Agent “control” of the Account within the meaning of Article 9 of the Uniform Commercial Code as in effect in the State of New York from time to time.
2.
Assignor represents and warrants that:
(a)
subject to Administrative Agent’s and/or Depository’s rights in the Account, Assignor is the sole owner of the Account and has authority to execute and deliver this Assignment;
(b)
except for any financing statement which may have been filed by Assignee, no financing statement covering the Account, or any part thereof, has been filed and remains effective with any filing officer;
(c)
no other assignment has been executed with respect to the Account, other than in favor of Assignee; and
(d)
the Account is not subject to any liens or offsets of any Person other than Assignee, Secured Parties, Depository and Permitted Liens.

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3.
So long as the Obligations or any part thereof remain outstanding, Assignor covenants and agrees:
(a)
(i) from time to time, promptly to execute and deliver to Assignee all such other assignments, certificates, passbooks and supplemental writings, and do all other acts or things as Assignee may reasonably request in order to more fully evidence and perfect the security interest herein created; and (ii) Assignee may file such financing statements, amendments thereto and continuations thereof as Assignee may reasonably deem necessary in order to more fully evidence and perfect the security interest herein created;
(b)
promptly (to the extent readily available) to furnish Assignee with any information or writings which Assignee may reasonably request concerning the Account;
(c)
promptly (upon obtaining knowledge thereof) to notify Assignee of any material change in any fact or circumstances warranted or represented by Assignor herein or any material change in any other writing furnished by Assignor to Assignee in connection with the Account;
(d)
promptly (upon obtaining knowledge thereof) to notify Assignee of any claim (other than a Permitted Lien), action, or proceeding affecting title to the Account, or any part thereof, or the security interest herein, and, at the reasonable request of Assignee, appear in and defend any such action or proceeding; and
(e)
to pay to Assignee the amount of any court costs and attorney’s fees assessed by a court and incurred by Assignee following any Event of Default hereunder (to the extent due and payable in accordance with the Credit Agreement).
4.
Assignor covenants and agrees that, without the prior consent of Assignee, Assignor will not:
(a)
create any other Lien in or upon, or otherwise encumber, or assign the Account, or any part thereof, or permit the same to be or become subject to any Lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, except the Lien herein created and subject to the Account Control Agreement, any offset rights inuring to the benefit of Depository, or Permitted Liens; or
(b)
request, make or allow to be made any withdrawals from the Account to the extent prohibited hereunder or in Section 5.02 of the Credit Agreement.

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Should any funds required by the Credit Agreement to be deposited in or credited to the Account instead be received by Assignor, they shall immediately upon such receipt become subject to the lien granted hereunder and while in the hands of Assignor be segregated from all other funds of Assignor and be held in trust for the Secured Parties unless otherwise used in accordance with the terms hereof and the Credit Agreement. Assignor shall have absolutely no dominion or control over such funds except to promptly deposit them into the Account. Assignor acknowledges and agrees that Depository is authorized to comply with instructions originated in writing by Assignee

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in accordance with the terms hereof and of the Account Control Agreement and the Credit Agreement directing the disposition of funds in the Account without further consent of Assignor. Assignee agrees with Assignor that Assignee shall not originate instructions with respect to, or direct the disposition of funds in, the Account except during the continuation of an Event of Default and subject to Section 11.03 of the Credit Agreement.

5.
Assignee’s rights hereunder shall not be released, diminished, impaired, reduced or adversely affected by:
(a)
any adjustment, indulgence, forbearance or compromise that might be granted or given by Assignee or the Secured Parties to any primary or secondary obligor or in connection with any security for the Obligations;
(b)
any full or partial release of any of the foregoing;
(c)
any other action taken or omitted to be taken by Assignee or the Secured Parties in connection with the Obligations, whether or not such action or omission prejudices Assignor or increases the likelihood that the Account will be applied to the Obligations; or
(d)
notice of any of the foregoing.
6.
Assignee without in any manner impairing any of its rights and powers hereunder, may, at any time and from time to time, without further consent of or notice to Assignor (except as required by the Credit Agreement or other Loan Documents), and with or without valuable consideration:
(a)
renew or extend the maturity of or accept partial payments upon the Obligations or any part thereof;
(b)
release any person primarily or secondarily liable in respect of the Obligations or any security therefor;
(c)
alter in any manner that Secured Parties may elect the terms of any instrument evidencing the Obligations or any part thereof either as to the maturity thereof, rate of interest, method of payment, parties thereto or otherwise;
(d)
renew, extend or accept partial payments upon, release or permit substitutions for or withdrawals of, any security (other than the Account) at any time directly or indirectly, immediately or remotely, securing the payment of the Obligations or any part thereof; and
(e)
release or pay to Assignor, or any other person otherwise entitled thereto, any amount paid or payable in respect of any such other direct or indirect security for the Obligations, or any part thereof.
7.
Should any person have heretofore executed or hereafter execute, in favor of the Secured Parties, any deed of trust, mortgage, or security agreement, or have heretofore pledged or hereafter pledge any other property to secure the payment of the Obligations, or any part thereof, the exercise by the Secured Parties of any right or power conferred upon any of them in any such instrument, or by any such pledge, shall be (subject to Sections 5.02 and 11.03 of the Credit Agreement) wholly discretionary with each the Secured Parties, and the exercise or failure to exercise any such right

4

4932-8980-4591 v.3

Exhibit E – Page

or power shall not impair or diminish the Secured Parties’ rights, titles, interest, liens, and powers existing hereunder.

8.
Subject to Sections 5.02 and 11.03 of the Credit Agreement and the last sentence of paragraph 4 hereof, during the existence of an Event of Default, Assignee, on behalf of the Secured Parties, in addition to any other remedies it may have, may do one or more of the following:
(a)
declare the Obligations immediately due and payable;
(b)
demand payment and performance thereof from the funds in or credited to the Account;
(c)
withdraw funds from the Account and apply all or any portion of the Account to the Obligations as described in paragraph 12 hereof;
(d)
exercise a notice of control pursuant to the Account Control Agreement;
(e)
on behalf of Assignor to endorse the name of Assignor upon any checks, drafts, or other instruments payable to Assignor evidencing payment on the Account;
(f)
to surrender or present for notation of withdrawal the passbook, certificate, or other documents issued to Assignor in connection with the Account; and
(g)
exercise any other rights or take any other actions specified herein or in the Credit Agreement and subject to any conditions set forth herein.
9.
Subject to Section 5.02 of the Credit Agreement, upon the occurrence and during the continuation of a Special Default, Assignee, on behalf of the Secured Parties, in addition to any other remedies it may have, may restrict or prohibit withdrawals from the Account (except any withdrawals from the Account to pay Permitted RIC Distributions) by exercising a notice of control pursuant to the Account Control Agreement. For purposes hereof, “Special Default” as used herein means the existence of (i) a Default under Sections 11.01(a), 11.01(g) or 11.01(h) of the Credit Agreement,

(ii) an Event of Default or (iii) the Principal Obligation exceeds the Available Commitment.

10.
Neither Assignee nor any of the other Secured Parties shall be liable for any loss of interest on or any penalty or charge assessed against funds in, payable on, or credited to the Account as a result of Assignee or any of the Secured Parties exercising any of its rights or remedies under this Assignment, except as a result of bad faith, gross negligence or willful misconduct or as a result of breach of the Operating Agreement or the Loan Documents.
11.
Assignee shall be entitled to apply any and all funds received by it hereunder toward payment and performance of the Obligations in such order and manner as Assignee, in its discretion, may elect, subject to the terms of the Credit Agreement. If such funds are not sufficient to pay and perform the Obligations in full, Assignor shall remain liable for any deficiency following Assignee’s receipt and crediting of such funds. Upon full and final payment of the Obligations, the rights of Assignee in and to the Account hereunder and under the Account Control Agreement will be deemed to be automatically released and of no further force and effect.
12.
All rights, titles, interests, liens and remedies of the Assignee for the benefit of the Secured Parties hereunder are cumulative of one another and of every other right, title, interest, lien or remedy which the Secured Parties may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the

5

4932-8980-4591 v.3

Exhibit E – Page

Obligations, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. Should Assignor have heretofore executed or hereafter execute any other security agreement in favor of the Secured Parties, the security interest therein created and all other rights, powers, and privileges vested in the Secured Parties by the terms thereof shall exist concurrently with the security interest created herein.

13.
Should any part of the Obligations be payable in installments, the acceptance by Assignee at any time and from time to time of part payment of the aggregate amount of all installments then matured shall not be deemed to be a waiver of the default then existing. No waiver by the Secured Parties of any default shall be deemed to be a waiver of any other subsequent default, nor shall any such waiver by the Secured Parties be deemed to be a continuing waiver. No delay or omission by the Secured Parties in exercising any right or power hereunder, or under any other writings executed by Assignor or Obligor as security for or in connection with the Obligations, shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of the Secured Parties hereunder or under such other writings.
14.
Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be delivered and deemed effective in accordance with Section 13.07 of the Credit Agreement.
15.
Sections 13.14 and 13.17 of the Credit Agreement are incorporated by reference herein. Notwithstanding anything to the contrary herein, the rights, powers, privileges and remedies of Assignee hereunder are subject to Sections 5.02(b) and 11.03 of the Credit Agreement.
16.
PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION GOVERN THE CREATION, PERFECTION, VALIDITY, OR ENFORCEMENT OF LIENS UNDER THIS ASSIGNMENT, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA, SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS ASSIGNMENT. NOTWITHSTANDING THE FOREGOING, THE PARTIES HERETO AGREE THAT THE STATE OF NEW YORK SHALL BE DEEMED TO BE THE JURISDICTION OF THE DEPOSITORY FOR PURPOSES OF ANY MATTER IN RESPECT HEREOF RELATING TO OR ARISING UNDER SECTION 9-304 OF THE UNIFORM COMMERCIAL CODE AS IN EFFECT FROM TIME TO TIME IN THE STATE OF NEW YORK.
17.
Any suit, action or proceeding against any party hereto with respect to this Assignment or any judgment entered by any court in respect thereof, may be brought in the courts of the State of New York, or in the United States Courts located in the Borough of Manhattan in New York City, pursuant to Section 5-1402 of the New York General Obligations Law, and each party hereto hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Each party hereto hereby irrevocably consents to the service of process in any suit, action or proceeding in said court in the manner provided for notices in Section 13.07 of the Credit Agreement by the mailing thereof by registered or certified mail, postage prepaid, to the addresses set forth in Section 13.07 of the Credit Agreement. Each party hereto hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Assignment brought in the courts located in the State of New York, Borough of Manhattan in New York City, and hereby further

6

4932-8980-4591 v.3

Exhibit E – Page

irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN CONNECTION WITH THIS ASSIGNMENT, WHICH WAIVER IS INFORMED AND VOLUNTARY.

18.
This Assignment shall be binding on and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page of this Assignment by telecopy or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Assignment.
19.
This Assignment and the provisions set forth herein shall continue until the full, final, and complete satisfaction of the Obligations, and the Assignee’s and Secured Parties’ rights hereunder will not be released, diminished, impaired, reduced or adversely affected by: (i) the renewal, extension, modification, amendment or alteration of the Credit Agreement or any other Loan Document or any related document or instrument; (ii) any adjustment, indulgence, forbearance or compromise that might be granted or given by Assignee or Secured Parties to any primary or secondary obligor or in connection with any security for the Obligations; (iii) any full or partial release of any of the foregoing; or (iv) notice of any of the foregoing.
20.
On the full, final, and complete satisfaction of the Obligations (other than contingent contractual indemnities), this Assignment and the rights and liens of Assignee in and to the Account and any other Collateral hereunder shall be of no further force or effect. Thereafter, upon request, Assignee, on behalf of the Secured Parties, shall provide Assignor, at Assignor’s sole expense, a written release of Assignor’s obligations hereunder and an assignment of the Account (and the other items of Collateral hereunder) to Assignor, each in form and substance reasonably satisfactory to Assignor.
21.
In the event of a conflict between the terms of this Assignment and the terms of the Credit Agreement, the terms of the Credit Agreement will control.

Remainder of Page Intentionally Left Blank; Signature Pages Follow.

7

Signature Page to Collateral Account Assignment

4932-8980-4591 v.3

IN WITNESS WHEREOF, the undersigned has executed this Assignment as of the date first above written.

ASSIGNOR:

TCW STEEL CITY PERPETUAL LEVERED FUND LP

By:

[Name, Title]

Signature Page to Collateral Account Assignment

4932-8980-4591 v.3

ACKNOWLEDGED AND AGREED:

NATIXIS, NEW YORK BRANCH, as Administrative Agent

By:

[Name, Title]

By:

[Name, Title]

4932-8980-4591 v.3

Exhibit F – Page

EXHIBIT F

to Revolving Credit Agreement by and among

TCW STEEL CITY PERPETUAL LEVERED FUND LP,

as Borrower, and

NATIXIS, NEW YORK BRANCH,

as Administrative Agent ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [ASSIGNOR] (the “Assignor”) and [ASSIGNEE] (the “Assignee”). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below (as amended, modified, supplemented, or restated from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by Administrative Agent as contemplated below: (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto in the amount[s] and equal to the percentage interest[s] identified below of all the outstanding rights and obligations under the respective facilities identified below (including without limitation guarantees included in such facilities); and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity, in each case, to the extent related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.
Assignor:

[Assignor [is][is not] a Defaulting Lender.]

2.
Assignee:

[Assignee is [an Affiliate/Approved Fund of [identify Lender]][Liquidity Provider of [identify Conduit Lender]][Conduit Assignee][a Federal Reserve Bank][a central bank][a collateral trustee][a security agent for holders of commercial paper]3

3 Select or delete as applicable.

1

4932-8980-4591 v.3

Exhibit F – Page

3.
Borrower: TCW Steel City Perpetual Levered Fund LP
4.
Administrative Agent: Natixis, New York Branch, as Administrative Agent under the Credit Agreement
5.
Credit Agreement: The Revolving Credit Agreement, dated as of April 21, 2025, by and among TCW Steel City Perpetual Levered Fund LP, as Borrower, Natixis, New York Branch, as Administrative Agent, and the lenders and other Borrower Parties party thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time.
6.
Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders[4]	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans[5]
Revolving Credit Commitment	$	$	%

7.
[Trade Date: ]6

Effective Date: , 20 [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

Remainder of Page Intentionally Left Blank; Signature Page(s) Follow.

4 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

5 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

6 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

2

Signature Page to Assignment and Assumption Agreement

4932-8980-4591 v.3

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S]:

[NAME OF ASSIGNOR]

By:

Name: Title:

[NAME OF ASSIGNOR]

By:

Name:

Title:

ASSIGNEE[S]:

[NAME OF ASSIGNEE]

By:

Name:

Title:

[Address]

[NAME OF ASSIGNEE]

By:

Signature Page to Assignment and Assumption Agreement

4932-8980-4591 v.3

Name:

Title:

[Address]

Signature Page to Assignment and Assumption Agreement

4932-8980-4591 v.3

[Consented to and]7 Accepted:

NATIXIS, NEW YORK BRANCH, as Administrative Agent[, Swingline Lender and Letter of Credit Issuer]8

By:

[Name, Title]

By:

[Name, Title]

7 To be used only if the consent of Administrative Agent, Swingline Lender and Letter of Credit Issuer is required by the terms of the Credit Agreement.

8 If applicable.

4932-8980-4591 v.3

Assignment and Assumption Agreement

[Consented to]9 [and Acknowledged] by:10

BORROWER:

TCW STEEL CITY PERPETUAL LEVERED FUND LP

By:

[Name, Title]

9 To be used only if Borrower’s consent is required pursuant to the definition of “Eligible Assignee” under the Credit Agreement.

10 To be used only if the assignment is made as the result of a demand by Borrower under the Credit Agreement.

Signature Page to

4932-8980-4591 v.3

Exhibit F – Annex 1

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION

1.
Representations and Warranties.
1.01.
Assignor. The Assignor: (a) represents and warrants that: (i) it is the legal and beneficial owner of the Assigned Interest; (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim created by the Assignor; (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to: (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document; (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder; (iii) the financial condition of each Borrower Party, any of its subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document; or (iv) the performance or observance by each Borrower Party, any of its subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.02.
Assignee. The Assignee: (a) represents and warrants that: (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement; (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement); (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder; (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type; (v) it has received a copy of the Credit Agreement and has received or has been accorded the opportunity to receive copies of the most recent financial statements referred to in Section 9.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on Administrative Agent, the Assignor or any other Lender;

(vi) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (vii) it is a Qualified Purchaser; (b) agrees that: (i) it will, independently and without reliance on Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; and (ii) it will perform in accordance with their terms all of the obligations (and make all of the representations) which by the terms of the Loan Documents are required to be performed (or made) by it as a Lender; (c) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto in accordance with the Credit Agreement and Loan Documents; (d) acknowledges and agrees that, as a Lender, it may receive confidential information concerning the Borrower Parties and their Affiliates and agrees to use such information in accordance with Section 13.18 of the Credit Agreement; (e) specifies as its applicable lending offices (and addresses for notices) the offices at the addresses set forth beneath its name on the signature pages hereof; and (f) shall pay to the Administrative Agent an assignment fee to the extent required to be paid by the Assignee or Assignor under Section 13.11(b)(iv) of the Credit Agreement.

4932-8980-4591 v.3

Exhibit F – Annex 1

2.
Payments. From and after the Effective Date, Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the [relevant] Assignee.
3.
General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or other electronic transmission (including via “pdf”) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. Pursuant to Section 5-1401 of the New York General Obligations Law, the substantive laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the choice of law principles that might otherwise apply, and the applicable federal laws of the United States of America, shall govern the validity, construction, enforcement and interpretation of this Assignment and Assumption.

Remainder of Page Intentionally Left Blank.

4932-8980-4591 v.3

Exhibit G – Page

EXHIBIT G

to Revolving Credit Agreement by and among

TCW STEEL CITY PERPETUAL LEVERED FUND LP,

as Borrower, and

NATIXIS, NEW YORK BRANCH,

as Administrative Agent COMPLIANCE CERTIFICATE

FOR [ ] ENDED [ ]

DATE: , 20

ADMINISTRATIVE AGENT: Natixis, New York Branch

BORROWER: TCW STEEL CITY PERPETUAL LEVERED FUND LP

This certificate is delivered under the Revolving Credit Agreement, dated as of April 21, 2025 (as amended, modified, supplemented, or restated from time to time, the “Credit Agreement”), among Borrower, Administrative Agent, and the lenders and other parties from time to time party thereto. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is authorized to execute and deliver this certificate to Administrative Agent on behalf of Borrower, and that as of [date at the end of the period indicated above] (the “Reporting Date”):

(a)
The undersigned has reviewed and is familiar with the terms and provisions of the Loan Documents and has made, or caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of Borrower Parties during the account period covered by the attached financial statements;
(b)
No Event of Default or any Default exists which has not been cured or waived (except the Events of Default or Defaults, if any, together with the details of the actions that Borrower is taking or proposes to take with respect thereto, described on Annex A to this Certificate);
(c)
The financial statements of Borrower attached to this certificate fairly present in all material respects the financial condition and the results of operations of the Borrower Parties on the dates and for the periods indicated, in accordance with GAAP, subject, in the case of interim financial statements, to normally recurring year-end adjustments and absence of footnotes;
(d)
Borrower is in compliance with Section 10.10 of the Credit Agreement, and calculations evidencing such status are as set forth on Annex B to this certificate; and
(e)
Annex C to this certificate sets forth:
(i)
the changes, if any, in the name of any Investor or in the identity of any Investor, by merger or otherwise;

1

4932-8980-4591 v.3

Exhibit G – Page

(ii)
all Subsequent Investors under Section 10.05(d)(z) of the Credit Agreement;
(iii)
the Subsequent Investors, if any, that have not satisfied the conditions of

2

4932-8980-4591 v.3

Exhibit G – Page

Section 10.05(d) of the Credit Agreement, if any; and

(iv)
the Borrowing Base Investors which, to the knowledge of the Borrower have been subject to an Exclusion Event and the nature of such Exclusion Event.
(f)
Attached as Annex D to this certificate is a report, as prepared for the Investors in connection with delivery of the financial statements on the date hereof (including, as the case may be, information regarding Portfolio Assets).

[SIGNATURE OF RESPONSIBLE OFFICER]

By:

Name: Title:

3

4932-8980-4591 v.3

Exhibit G – Annex A

ANNEX A

4932-8980-4591 v.3

Exhibit G – Annex B

ANNEX B

4932-8980-4591 v.3

Exhibit G – Annex C

ANNEX C

4932-8980-4591 v.3

Exhibit G – Annex D

ANNEX D

4932-8980-4591 v.3

Exhibit H – Page 1

EXHIBIT H

to Revolving Credit Agreement by and among

TCW STEEL CITY PERPETUAL LEVERED FUND LP,

as Borrower, and

NATIXIS, NEW YORK BRANCH,

as Administrative Agent BORROWING BASE CERTIFICATE

, 20

Natixis, New York Branch

1251 Avenue of Americas, 4th Floor New York, New York 10020 Attention: Hana Beckles

Telephone: (212) 583-4913

Fax: (646) 282-2392

Email: hana.beckles@natixis.com

Natixis, New York Branch

1251 Avenue of Americas, 4th Floor New York, New York 10020 Attention: Yazmin Vasconez Telephone: (212) 891-6176

Fax: (646) 282-2392

Email: yazmin.vasconez@natixis.com Ladies and Gentlemen:

This Borrowing Base Certificate is executed and delivered by TCW STEEL CITY PERPETUAL LEVERED FUND LP, a Delaware limited partnership (“Borrower”), to Natixis, New York Branch, as administrative agent (“Administrative Agent”), pursuant to that certain Revolving Credit Agreement, dated as of April 21, 2025 (as amended, modified, supplemented, or restated from time to time, the “Credit Agreement”), entered into by and among Borrower, Administrative Agent, and the lenders from time to time party thereto. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

On and as of the date hereof, the undersigned Responsible Officer of the Borrower hereby certifies that based upon the information available to the Borrower as of the date hereof:

(a)
attached hereto as Schedule I to this Borrowing Base Certificate is a calculation of the Borrowing Base as of the date of this Borrowing Base Certificate; and
(b)
the amount of Returned Capital is $ .

4932-8980-4591 v.3

Borrowing Base Certificate

This Borrowing Base Certificate is executed on , 20 .

BORROWER:

TCW STEEL CITY PERPETUAL LEVERED FUND LP

By:

[Name, Title]

Signature Page to

4932-8980-4591 v.3

Exhibit H – Schedule I

SCHEDULE I

Calculation of Available Commitment [To be attached]

Y

Grace Period?

2

Fund Raise Status

100.0%

Unfunded %

TCW Steel City (Levered) - April 16, 2025

Fund Commitments (US$)
Total Commitments Unfunded Commitments Effective Advance Rate	126,182,965.30 126,182,965.30 85.6%
Borrowing Base Summary (US$)
Rated Included Investors	108,000,000.00
Non-Rated Included Investors	0.00
Special Included investors	0.00
Designated Investors	0.00
Total Borrowing Base	108,000,000.00
Facility (US$)
Facility Commitment	350,000,000.00
Outstanding Principal Amount under the Facility	0.00
Requested Borrowing Amount	0.00
Remaining Facility Availability	108,000,000.00

All borrowing base investors in red are subject to final credit and legal review.

Rated Included Investors Sponsor Moody's S&P Sub-Agg Commitment Investor Commitment Sum of UC and RC Conc limit Excess Concentration Eligible Commitment Advance Rate Borrowing Base
USAA Pension Trust	United Services Automobile Association	Aaa	AA+	100,000,000		100,000,000	100.0%	0	100,000,000	90.0%	90,000,000
Nationwide Life Insurance Company (Aggregate)	Nationwide Life Insurance Company	A2	A+	20,000,000		20,000,000	100.0%	0	20,000,000	90.0%	18,000,000
[CALSTRS]	[State of California]	Aa3	AA-	0		0	100.0%	0	0	90.0%	0
[Chubb]	[Chubb]	A2	A	0		0	100.0%	0	0	90.0%	0

Total Rated Included Investors					120,000,000	120,000,000	100.0% 0 120,000,000 90.0%				108,000,000

Non-Rated Included Investors	Sponsor	Moody's	S&P	Sub-Agg Commitment	Investor Commitment	Sum of UC and RC	Conc limit Excess Concentration Eligible Commitment Advance Rate				Borrowing Base

Total Non-Rated Included Investors					0	0	50.0% 0 0 90.0%				0

Special Included Investors	Sponsor	Moody's	S&P	Sub-Agg Commitment	Investor Commitment	Sum of UC and RC	Conc limit Excess Concentration Eligible Commitment Advance Rate				Borrowing Base

Total Special Included Investors					0	0	35.0% 0 0 65.0%				0

Designated Investors	Sponsor	Moody's	S&P	Sub-Agg Commitment	Investor Commitment	Sum of UC and RC	Conc limit Excess Concentration Eligible Commitment Advance Rate				Borrowing Base

Total Designated Investors					0	0	50.0% 0 0 65.0%				0

Total Eligible Investors					120,000,000	120,000,000	120,000,000				108,000,000

Excluded Investor	Sponsor	Moody's	S&P	Sub-Agg Commitment	Investor Commitment	Sum of UC and RC	Conc limit Excess Concentration Eligible Commitment Advance Rate				Borrowing Base
PNC Credit Investor, LLC	PNC Financial Services				6,182,965	6,182,965

Total Excluded Investors					6,182,965	6,182,965	0				0

Total (All Investors)					126,182,965	126,182,965	120,000,000				108,000,000

Effective Advance Rate (Against All Investors)											85.6%

Investor Name ($)	Sponsor Name (If Applicable)	Total Commitment	Funded Commitment	Unfunded Commitment
PNC Credit Investor, LLC	PNC Financial Services	6,182,965	0.0	6,182,965.3
USAA Pension Trust	United Services Automobile Association	100,000,000.0	0.0	100,000,000.0
Nationwide Life Insurance Company	Nationwide Life Insurance Company	15,000,000.0	0.0	15,000,000.0
Nationwide Mutual Insurance Company	Nationwide Life Insurance Company	5,000,000.0	0.0	5,000,000.0
[CALSTRS]	[State of California]	0.0	0.0	0.0
[Chubb]	[Chubb]	0.0	0.0	0.0
		0.0	0.0	0.0
		0.0	0.0	0.0
		0.0	0.0	0.0
Total		126,182,965	0	126,182,965

Investor Name	1	2	3	4	5	Actual
[PNC]	6,182,965	6,182,965	19,064,143	19,064,143	19,064,143	6,182,965.3
USAA Pension Trust	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000.0
Nationwide Life Insurance Company	15,000,000	15,000,000	15,000,000	15,000,000	15,000,000	15,000,000.0
Nationwide Mutual Insurance Company	5,000,000	5,000,000	5,000,000	5,000,000	5,000,000	5,000,000.0
[CALSTRS]	0	0	200,000,000	200,000,000	200,000,000	0.0
[Chubb]	0	0	50,000,000	50,000,000	50,000,000	0.0

2

Fund Raise Status

TCW Steel City (Levered) - April 16, 2025 $126,182,965.30 $0.00 $126,182,965.30 120,000,000 120,000,000 370,000,000 370,000,000 370,000,000

Uncalled (%)	Called (%)
100.0%	0.0%

x x x

4932-8980-4591 v.3

Exhibit I – Page

EXHIBIT I

to Revolving Credit Agreement by and among

TCW STEEL CITY PERPETUAL LEVERED FUND LP,

as Borrower, and

NATIXIS, NEW YORK BRANCH,

as Administrative Agent FACILITY INCREASE REQUEST

, 20

Natixis, New York Branch

1251 Avenue of Americas, 4th Floor New York, New York 10020 Attention: Hana Beckles

Telephone: (212) 583-4913

Fax: (646) 282-2392

Email: hana.beckles@natixis.com

Natixis, New York Branch

1251 Avenue of Americas, 4th Floor New York, New York 10020 Attention: Yazmin Vasconez Telephone: (212) 891-6176

Fax: (646) 282-2392

Email: yazmin.vasconez@natixis.com

Ladies and Gentlemen:

This facility increase request (this “Facility Increase Request”) is executed and delivered by TCW STEEL CITY PERPETUAL LEVERED FUND LP, a Delaware limited partnership (“Borrower”) to NATIXIS, NEW YORK BRANCH, as administrative agent (“Administrative Agent”), pursuant to that certain Revolving Credit Agreement, dated as of April 21, 2025 (as amended, modified, supplemented, or restated from time to time, the “Credit Agreement”), entered into by and among Borrower, Administrative Agent, and the lenders from time to time party thereto. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Borrower hereby requests an increase in the Maximum Commitment pursuant to Section 2.17 of the Credit Agreement to $ 11 (the “Facility Increase”), and that the Facility Increase be effective on or after , 20 .

In connection with the Facility Increase requested hereby, Borrower hereby represents, warrants, and certifies to Administrative Agent for the benefit of Lenders that:

(a)
As of the effective date of the Facility Increase, each representation and warranty made in

Section 8 of the Credit Agreement is true and correct in all material respects, with the

11 Amount of Facility Increase must be in the minimum amount of $10,000,000.

1

4932-8980-4591 v.3

Exhibit I – Page

same force and effect as if made on and as of such date (except to the extent that such representations and warranties specifically refer to any earlier date, in which case they shall be true and correct as of such earlier date and except that for the purposes of this Facility Increase Request, the representations and warranties contained in Section 8.06 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 9.01 of the Credit Agreement);

(b)
As of the effective date of the Facility Increase, no Default or Event of Default has occurred and is continuing or would result from the Facility Increase; and
(c)
After giving effect to the Facility Increase, the Maximum Commitment will not exceed the Maximum Accordion Amount.

In the event that between the date hereof and the date of the Facility Increase, (i) any event should occur which could reasonably be expected to be a Default or Event of Default or (ii) any representation, warranty or certification set forth above is materially inaccurate if made on the date of the Facility Increase, Borrower shall notify Administrative Agent.

Remainder of Page Intentionally Left Blank; Signature Page Follows.

2

4932-8980-4591 v.3

Facility Increase Request

This Facility Increase Request is executed on , 20 . The undersigned hereby certifies each and every matter contained herein to be true and correct.

BORROWER:

TCW STEEL CITY PERPETUAL LEVERED FUND LP

By:

[Name, Title]

Signature Page to

4932-8980-4591 v.3

Exhibit J – Page

EXHIBIT J

to Revolving Credit Agreement by and among

TCW STEEL CITY PERPETUAL LEVERED FUND LP,

as Borrower, and

NATIXIS, NEW YORK BRANCH,

as Administrative Agent FACILITY EXTENSION REQUEST

, 20

Natixis, New York Branch

1251 Avenue of Americas, 4th Floor New York, New York 10020 Attention: Hana Beckles

Telephone: (212) 583-4913

Fax: (646) 282-2392

Email: hana.beckles@natixis.com

Natixis, New York Branch

1251 Avenue of Americas, 4th Floor New York, New York 10020 Attention: Yazmin Vasconez Telephone: (212) 891-6176

Fax: (646) 282-2392

Email: yazmin.vasconez@natixis.com Ladies and Gentlemen:

This Facility Extension Request (the “Request”) is executed and delivered by TCW STEEL CITY PERPETUAL LEVERED FUND LP, a Delaware limited partnership (“Borrower”) to NATIXIS, NEW YORK BRANCH, as administrative agent (“Administrative Agent”), pursuant to that certain Revolving Credit Agreement, dated as of April 21, 2025 (as it may be amended, modified, supplemented, restated or amended and restated from time to time, the “Credit Agreement”), entered into by and among Borrower, Administrative Agent and the lenders from time to time party thereto. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to Section 2.16 of the Credit Agreement, Borrower hereby notifies you that it elects to extend the Stated Maturity Date to , 20 12 (the “Extension”). The extension fees are set forth in a separate fee letter.

In connection with the Extension elected hereby, Borrower hereby represents, warrants, and certifies to Administrative Agent for the benefit of Lenders that:

(a)
This Request is being delivered not less than thirty (30) days prior to the current Stated Maturity Date;

12 Note to Borrower: Date that is not later than 12 months after the then-effective Stated Maturity Date.

1

4932-8980-4591 v.3

Exhibit J – Page

(b)
As of the date of the Request, each representation and warranty made in Section 8 of the Credit Agreement is true and correct, with the same force and effect as if made on and as of such date (except to the extent that such representations and warranties specifically refer to any earlier date, in which case they shall be true and correct as of such earlier date and except that for the purposes of this Request, the representations and warranties contained in Section 8.06 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 9.01 of the Credit Agreement); and
(c)
On the date of this Request, no Event of Default or Default exists and is continuing, and on the current Stated Maturity Date, no Event of Default or Default would result from the Extension.

In the event that between the date hereof and the date of the Extension, (i) any event should occur which could reasonably be expected to be an Event of Default or Default or (ii) any representation, warranty or certification set forth above is materially inaccurate if made on the date of the Stated Maturity Date in effect immediately prior to the Extension, Borrower shall notify Administrative Agent.

Remainder of Page Intentionally Left Blank; Signature Page(s) Follow.

2

4932-8980-4591 v.3

Facility Extension Request

The undersigned hereby certifies each and every matter contained herein to be true and correct.

BORROWER:

TCW STEEL CITY PERPETUAL LEVERED FUND LP

By:

[Name, Title]

Accepted and Approved:

NATIXIS, NEW YORK BRANCH, as Administrative Agent

By:

[Name, Title]

By:

[Name, Title]

[EXTENDING LENDER]

By:

[Name, Title]

Signature Page to

4932-8980-4591 v.3

Exhibit K – Page

EXHIBIT K

to Revolving Credit Agreement by and among

TCW STEEL CITY PERPETUAL LEVERED FUND LP,

as Borrower, and

NATIXIS, NEW YORK BRANCH,

as Administrative Agent

LENDER GROUP JOINDER AGREEMENT

, 20

Reference is made to that certain Revolving Credit Agreement dated as of April 21, 2025 (as amended, modified or restated from time to time, the “Credit Agreement”) by and among TCW STEEL CITY PERPETUAL LEVERED FUND LP, as Borrower, Natixis, New York Branch, as Administrative Agent[, and the Conduit Lenders,] Committed Lenders and Funding Agents from time to time party thereto. Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Credit Agreement.

(the “New Funding Agent”), [ (the “New Conduit Lender(s)”),]

(the “New Committed Lender(s)”, and together with the New Funding Agent [and the New Conduit Lender(s)], the “New Lender Group”), the Administrative Agent and the Borrower agree as follows:

1.
The Borrower Parties have requested that the New Lender Group become a “Lender Group” under the Credit Agreement.
2.
The effective date (the “Effective Date”) of this Joinder Agreement shall be the later of the date on which (i) a fully executed copy of this Joinder Agreement and (ii) a completed administrative questionnaire with respect to each member of the New Lender Group are delivered to the Administrative Agent.
3.
By executing and delivering this Joinder Agreement, each of the New Funding Agent[, the New Conduit Lender(s)] and the New Committed Lender(s) (a) represents and warrants that: (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder Agreement and to consummate the transactions contemplated hereby and to become a Funding Agent[, Conduit Lender] or Committed Lender, as applicable, under the Credit Agreement; (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement); (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Funding Agent[, Conduit Lender] or Committed Lender, as applicable, thereunder, and agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Funding Agent[, Conduit Lender] or Committed Lender; (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 9.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement and on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any other Funding Agent or any other Lender; (v) it is a Qualified Purchaser; and (vi) attached to this Joinder Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly

1

4932-8980-4591 v.3

Exhibit K – Page

completed and executed by it as a Funding Agent, Conduit Lender or Committed Lender;

(b) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers and discretion under the Credit Agreement and the Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; (c) in the case of [the New Conduit Lender(s) and] the New Committed Lender(s), appoints and authorizes the New Funding Agent as its Funding Agent to take such action as a Funding Agent on its behalf and to exercise such powers under the Credit Agreement, as are delegated to the Funding Agents by the terms thereof;

(d)
acknowledges and agrees that, as a Funding Agent, [Conduit Lender] or Committed Lender, as applicable, it may receive confidential information concerning the Borrower Parties and their Affiliates and agrees to use such information in accordance with Section 13.18 of the Credit Agreement; and (e) agrees that: (i) it will, independently and without reliance on the Administrative Agent, any other Funding Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; and (ii) it will join in and be a party to the Credit Agreement and perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Funding Agent[, Conduit Lender] or Committed Lender, as applicable.
4.
As of the Effective Date, Schedule 1.01A to the Credit Agreement is deemed amended and supplemented to reflect the joinder effectuated by this Joinder Agreement.
5.
The address of each New Funding Agent[, New Conduit Lender] and New Committed Lender for purposes of Schedule 13.07 of the Credit Agreement shall be the address set forth beneath its name on the signature pages hereof.
6.
This Joinder Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Joinder Agreement by telecopy or other electronic transmission (including via “pdf”) shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.
7.
THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
8.
This Joinder Agreement is subject to the provisions of Section 13.08(b), Section 13.08(c), Section 13.08(d) and Section 13.09 of the Credit Agreement, each of which is incorporated by reference herein.

Remainder of Page Intentionally Left Blank; Signature Page(s) Follow.

2

Signature Page to

Lender Group Joinder Agreement

4932-8980-4591 v.3

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[NEW CONDUIT LENDER[S]: [NEW CONDUIT LENDER]

By:

Name:

Title:]

[Address]

[NEW COMMITTED LENDER[S]]: [NEW COMMITTED LENDER]

By:

Name:

Title:

[Address]

NEW FUNDING AGENT: [NEW FUNDING AGENT]

By:

Name:

Title:

[Address]

Signature Page to

Lender Group Joinder Agreement

4932-8980-4591 v.3

Consented to this day of , 20 by:

NATIXIX, NEW YORK BRANCH, as Administrative Agent

By:

[Name, Title]

By:

[Name, Title]

TCW STEEL CITY PERPETUAL LEVERED FUND LP

By:

[Name, Title]

4932-8980-4591 v.3

Exhibit K – Schedule I

Schedule I

Dated , 20

Section 1.

The “Commitment(s)” with respect to the New Committed Lender(s) [is][are]: [New Committed Lender] $[ ]

Section 2.

The “Lender Group Limit” with respect to the New Lender Group is $[ ].

4932-8980-4591 v.3

Exhibit L – Page

EXHIBIT L

to Revolving Credit Agreement by and among

TCW STEEL CITY PERPETUAL LEVERED FUND LP,

as Borrower, and

NATIXIS, NEW YORK BRANCH,

as Administrative Agent BORROWER JOINDER AGREEMENT

[ ], 20

Reference is made to that certain Revolving Credit Agreement dated as of April 21, 2025 (as amended, modified or restated from time to time, the “Credit Agreement”) by and among TCW STEEL CITY PERPETUAL LEVERED FUND LP, as borrower (the “Initial Borrower”), NATIXIS, NEW YORK BRANCH, as administrative agent (“Administrative Agent”), and the other agents and lenders from time to time party thereto. Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Credit Agreement.

(the “Joining Party”), the Administrative Agent and the Borrower Parties agree as follows:

1.
The Borrower Parties have requested that the Joining Party become a “[Qualified ]Borrower” pursuant to Section [7.03][7.04] of the Credit Agreement.
2.
The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, it will be deemed to be a party to the Credit Agreement and a “[Qualified ]Borrower” for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the obligations of a [Qualified] Borrower thereunder as if it had executed the Credit Agreement and the other Loan Documents. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Loan Documents applicable to a [Qualified] Borrower. Without limitation of the foregoing, to the extent applicable to it, the Joining Party represents and warrants that the representations and warranties in Section 8 of the Credit Agreement applicable to a [Qualified] Borrower, other than those as set forth in Section 3 below, are true and correct in all material respects as of the date hereof.
3.
The jurisdiction of formation of the Joining Party is [ ], and the principal office, chief executive office and principal place of business in [ ].
4.
The Joining Party acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto.
5.
[In accordance with Section 7.03(e) of the Credit Agreement,] Initial Borrower confirms that, notwithstanding the joinder of the Joining Party as a [Qualified] Borrower to the Loan Documents, the obligations of Initial Borrower under [Section 6 of] the Credit Agreement are and shall continue to be in full force and effect[, including with respect to the Joining Party].13

13 Remove brackets if joining party is a Qualified Borrower; delete bracketed language if joining party is a Borrower.

1

4932-8980-4591 v.3

Exhibit L – Page

6.
The Joining Party agrees that at any time and from time to time, upon the reasonable written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts and things as the Administrative Agent may reasonably request in order to effect the purposes of this Joinder Agreement.
7.
The address of the Joining Party for purposes of Schedule 13.07 of the Credit Agreement shall be the address set forth beneath its name on the signature pages hereof.
8.
This Joinder Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Joinder Agreement by telecopy or other electronic transmission (including via “pdf”) shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.
9.
This Joinder Agreement shall become effective, and the Joining Party shall become a [Qualified] Borrower, upon satisfaction of the conditions contained in Section [7.03][7.04] of the Credit Agreement.
10.
THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
11.
This Joinder Agreement is subject to the provisions of Section 13.08(b), Section 13.08(c), Section 13.08(d) and Section 13.09 of the Credit Agreement, each of which is incorporated by reference herein.

Remainder of Page Intentionally Left Blank; Signature Page(s) Follow.

2

Signature Page to Joinder Agreement

4932-8980-4591 v.3

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

JOINING PARTY:

By:

Name:

Title:

[Address]

Signature Page to Joinder Agreement

4932-8980-4591 v.3

NATIXIS, NEW YORK BRANCH, as Administrative Agent

By:

[Name, Title]

By:

[Name, Title]

TCW STEEL CITY PERPETUAL LEVERED

FUND LP, as Borrower

By:

[Name, Title]

4932-8980-4591 v.3

Exhibit M – Page

EXHIBIT M

to Revolving Credit Agreement by and among

TCW STEEL CITY PERPETUAL LEVERED FUND LP,

as Borrower, and

NATIXIS, NEW YORK BRANCH,

as Administrative Agent

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Revolving Credit Agreement dated as of April 21, 2025 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TCW Steel City Perpetual Levered Fund LP, as Borrower, Natixis, New York Branch, as Administrative Agent, and the lenders from time to time party thereto.

Pursuant to the provisions of Section 4.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished Administrative Agent and Borrower with a certificate of its non-

U.S. Person status on IRS Form W-8BEN (or W-8BEN-E, if applicable). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform Borrower and Administrative Agent, and (2) the undersigned shall have at all times furnished Borrower and Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:

[Name, Title]

Date: , 20[ ]

1

4932-8980-4591 v.3

Exhibit M – Page

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Revolving Credit Agreement dated as of April 21, 2025 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TCW Steel City Perpetual Levered Fund LP, as Borrower, Natixis, New York Branch, as Administrative Agent, and the lenders from time to time party thereto.

Pursuant to the provisions of Section 4.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code,

(iii) it is not a ten percent shareholder of Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN (or W-8BEN-E, if applicable). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:

[Name, Title]

Date: , 20[ ]

2

4932-8980-4591 v.3

Exhibit M – Page

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Revolving Credit Agreement dated as of April 21, 2025 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TCW Steel City Perpetual Levered Fund LP, as Borrower, Natixis, New York Branch, as Administrative Agent, and the lenders from time to time party thereto.

Pursuant to the provisions of Section 4.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation,

(iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN (or W-8BEN-E, if applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN (or W-8BEN-E, if applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:

[Name, Title]

Date: , 20[ ]

3

4932-8980-4591 v.3

Exhibit M – Page

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Revolving Credit Agreement dated as of April 21, 2025 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TCW Steel City Perpetual Levered Fund LP, as Borrower, Natixis, New York Branch, as Administrative Agent, and the lenders from time to time party thereto.

Pursuant to the provisions of Section 4.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished Administrative Agent and Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN (or W-8BEN-E, if applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN (or W-8BEN-E, if applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform Borrower and Administrative Agent, and (2) the undersigned shall have at all times furnished Borrower and Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:

[Name, Title]

Date: , 20[ ]

4

4932-8980-4591 v.3

Exhibit N – Page

EXHIBIT N

to Revolving Credit Agreement by and among

TCW STEEL CITY PERPETUAL LEVERED FUND LP,

as Borrower, and

NATIXIS, NEW YORK BRANCH,

as Administrative Agent REQUEST FOR LETTER OF CREDIT

, 20

Natixis, New York Branch

1251 Avenue of Americas, 4th Floor New York, New York 10020 Attention: Hana Beckles

Telephone: (212) 583-4913

Fax: (646) 282-2392

Email: hana.beckles@natixis.com

Natixis, New York Branch

1251 Avenue of Americas, 4th Floor New York, New York 10020 Attention: Yazmin Vasconez Telephone: (212) 891-6176

Fax: (646) 282-2392

Email: yazmin.vasconez@natixis.com With a copy to:

Natixis, New York Branch

1251 Avenue of the Americas, 5th Floor New York, NY 10020

Attention: Legal Department Telephone: (212) 891-6100

Fax: (212) 891-1922

Email: legal.notices@natixis.com14

Ladies and Gentlemen:

This Request for Letter of Credit is executed and delivered by TCW STEEL CITY PERPETUAL LEVERED FUND LP, a Delaware limited partnership (“Borrower”[ and “Applicant”]) and [QUALIFIED BORROWER], a [ ] (“Qualified Borrower” and together with Borrower, the “Applicant”)], to NATIXIS, NEW YORK BRANCH, as administrative agent (“Administrative Agent”), pursuant to Section 2.08 of that certain Revolving Credit Agreement, dated as of April 21, 2025 (as amended, modified, supplemented, or restated from time to time, the “Credit Agreement”), by and among Borrower, Administrative Agent, and the lenders from time to time party thereto. Capitalized

14 [NTD: Natixis to confirm contact information.]

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Exhibit N – Page

terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement. Applicant has contemporaneously executed and delivered to Letter of Credit Issuer an Application and Agreement for Letter of Credit dated , 20 . In the event of a conflict between the terms of the Credit Agreement and said Application and Agreement for Letter of Credit, the terms of the Credit Agreement will control.

1 Applicant hereby requests that Letter of Credit Issuer [issue][amend] a Letter of Credit as follows:

For issuances:

Proposed Issuance Date:

Stated Amount: $ Expiry Date:

Beneficiary Name and Address:

Documents to be Presented

in Case of Drawing [please attach as a schedule hereto]

Full Text of Certificate to be Presented

in Case of Drawing [please attach as a schedule hereto]

For amendments:

Letter of Credit to be Amended

Proposed Date of Amendment (a Business Day) Nature of Proposed Amendment

2.
In connection with the [issuance][amendment] of a Letter of Credit requested herein, Applicant hereby represents, warrants, and certifies (as applicable) to Administrative Agent for the benefit of Lenders and Letter of Credit Issuers that:
(a)
The [issuance][amendment] of the Letter of Credit requested herein complies with the provisos to the first sentence of Section 2.08(a)(i) of the Credit Agreement, and, on and as of the date of such [issuance][amendment] of such Letter of Credit, the statements contained in Sections 7.02(a) and 7.02(b) of the Credit Agreement are accurate;
(b)
After giving effect to the [issuance][amendment] of a Letter of Credit requested herein, the Principal Obligation will not exceed the Available Commitment;
(c)
After giving effect to the [issuance][amendment] of a Letter of Credit requested herein, the Letter of Credit Liability will not exceed the Letter of Credit Sublimit on such date; and
(d)
Attached hereto as Schedule I to this Request for Letter of Credit (which shall be the Borrowing Base Certificate for purposes of this Request for Letter of Credit) is a calculation of the Available Commitment on and as of the date of the [issuance] [amendment] of a Letter of Credit requested herein.

Remainder of Page Intentionally Left Blank; Signature Page Follows.

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Request for Letter of Credit

This Request for Letter of Credit is executed on , 20 . The undersigned hereby [certifies] [certify] each and every matter contained herein [(to the extent applicable)] to be true and correct.

APPLICANT:

TCW STEEL CITY PERPETUAL LEVERED FUND LP

By:

[Name, Title]

Signature Page to

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Exhibit N – Schedule I

SCHEDULE I

DATED AS OF , 20

Calculation of Available Commitment [To be attached]

4932-8980-4591 v.3

Exhibit O

EXHIBIT O

to Revolving Credit Agreement by and among

TCW STEEL CITY PERPETUAL LEVERED FUND LP,

as Borrower, and

NATIXIS, NEW YORK BRANCH,

as Administrative Agent PREPAYMENT NOTICE

, 20

Natixis, New York Branch

1251 Avenue of Americas, 4th Floor New York, New York 10020 Attention: Hana Beckles

Telephone: (212) 583-4913

Fax: (646) 282-2392

Email: hana.beckles@natixis.com

Natixis, New York Branch

1251 Avenue of Americas, 4th Floor New York, New York 10020 Attention: Yazmin Vasconez Telephone: (212) 891-6176

Fax: (646) 282-2392

Email: yazmin.vasconez@natixis.com Ladies and Gentlemen:

Please accept this as written notification that TCW STEEL CITY PERPETUAL LEVERED FUND LP, a Delaware limited partnership (“Borrower”) will repay all or a portion of the Obligations to NATIXIS, NEW YORK BRANCH, as administrative agent (“Administrative Agent”), in connection with that certain Revolving Credit Agreement, dated as of April 21, 2025 (as it may be amended, modified, supplemented, restated or amended and restated from time to time, the “Credit Agreement”; capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement), entered into by and among Borrower, Administrative Agent and the lenders from time to time party thereto, pursuant to the following:

Amount:

Currency:

Loan Type:

Date of Payment:

4932-8980-4591 v.3

Exhibit O

Remainder of Page Intentionally Left Blank; Signature Page(s) Follow.

4932-8980-4591 v.3

Exhibit O

The undersigned hereby certifies each and every matter contained herein to be true and correct.

BORROWER:

TCW STEEL CITY PERPETUAL LEVERED FUND LP

By:

[Name, Title]

4932-8980-4591 v.3

Exhibit P – Page 1

EXHIBIT P

to Revolving Credit Agreement by and among

TCW STEEL CITY PERPETUAL LEVERED FUND LP,

as Borrower, and

NATIXIS, NEW YORK BRANCH,

as Administrative Agent INTERMEDIATE ENTITY ACKNOWLEDGMENT

This INTERMEDIATE ENTITY ACKNOWLEDGMENT (as amended, modified, supplemented or restated from time to time, this “Acknowledgment”) is executed and delivered as of [●], 202_, by each of the entities listed as an “Intermediate Entity” on Schedule A hereto (each, individually and not jointly, an “Intermediate Entity”), and each such Intermediate Entity’s General Partner, if any, listed as a “General Partner” on the same line for such Intermediate Entity on Schedule A hereto (with respect to such Intermediate Entity, the “General Partner”) in favor of the entity listed as the “Secured Party” on the same line for such Intermediate Entity on Schedule A hereto, and not to any other Person, including without limitation, any other Secured Party set forth on any other line on Schedule A hereto (with respect to such Intermediate Entity only, the “Secured Party”) and NATIXIS, NEW YORK BRANCH, as Administrative Agent (as defined herein) for the Secured Parties (as used herein, the term “Lender Secured Parties” will have the equivalent meaning of “Secured Party” as defined in the Credit Agreement).

Recitals

A.
Organizational Structure.
(i)
Each Intermediate Entity is governed by the applicable Governing Agreement set forth on the same line for such Intermediate Entity on Schedule A hereto (as amended, modified, supplemented or restated from time to time, each an “Intermediate Entity Governing Agreement”). In addition, each Intermediate Entity has entered into, as applicable, (a) Subscription Agreements with the Investors of such Intermediate Entity, (b) Intermediate Entity’s Subscription Agreements with other Intermediate Entities (the “Intermediate Entity Subscription Agreements”), (c) Secured Party Governing Agreement of such Intermediate Entity with other Intermediate Entities, and/or (d) Intermediate Entity’s loans with other Intermediate Entities (the “Intermediate Entity Loans” together with this Acknowledgement and the documents listed above in clauses (a), (b) and (c), collectively, the “Subscriber Subscription Documents”), pursuant to which the applicable Investor or Intermediate Entity (each such party is described as a “Subscriber” on the same line for each such Intermediate Entity on Schedule A hereto and does not include any other Person, including without limitation, any other Subscriber set forth on any other line on Schedule A hereto (and with respect to such Intermediate Entity, a “Subscriber”)) has subscribed for Subscriber Interests in such Intermediate Entity or committed to advance an Intermediate Entity Loan to such Intermediate Entity (the aggregate Capital Commitments in such Intermediate Entity are referred to herein as the “Subscriber Capital Commitments”) and made certain agreements to make Capital Contributions to such Intermediate Entity (a “Subscriber Capital Contribution”), in each case to satisfy any Capital Call made by such Intermediate Entity (an “Intermediate Entity Capital Call”). Each Secured Party is governed by the applicable Governing Agreement set forth on the same line for such Secured Party on Schedule A hereto (as amended, modified, supplemented or restated from time to time, each a “Secured Party Governing Agreement”). In addition, each Secured Party and Intermediate Entity have entered

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into, as applicable, (a) an Intermediate Entity Subscription Agreement of such Intermediate Entity, (b) the applicable Secured Party Governing Agreement and/or (c) an Intermediate Entity Loan, in each case as set forth on the same line for such Intermediate Entity and Secured Party on Schedule A hereto (together with this Acknowledgment, collectively, the “Secured Party Subscription Documents”), whereby such Intermediate Entity has subscribed for Subscriber Interests in such Secured Party or committed to advance an Intermediate Entity Loan to such Secured Party (the aggregate Capital Commitments of the Intermediate Entity in such Secured Party are referred to herein as the “Intermediate Entity Capital Commitments”) and made certain agreements to make Capital Contributions to such Secured Party (an “Intermediate Entity Capital Contribution”), in each case to satisfy any Capital Call made by such Secured Party (a “Secured Party Capital Call”).

(ii)
In order to secure the obligations of each Intermediate Entity (the “Intermediate Entity Obligations”) under the Secured Party Subscription Documents, each Intermediate Entity

(x) has entered into the Intermediate Entity Security Agreement dated as of the date hereof made by the Intermediate Entities and their General Partners in favor of the applicable Secured Parties, and (y) to the extent applicable, has entered into that certain Intermediate Entity Assignment of Collateral Account dated as of the date hereof, executed by, inter alios, each Intermediate Entity party thereto, in favor of such secured party listed as “Secured Party” on the same line for such Intermediate Entity (as amended, modified, supplemented or restated from time to time, the “Intermediate Entity Assignment of Account”; together with the Intermediate Entity Security Agreement, if applicable, are collectively referred to herein as the “Intermediate Entity Security Documents”; the collateral described in the applicable Intermediate Entity Security Documents (as relates to such Intermediate Entity and its General Partner) is collectively referred to herein as the “Intermediate Entity Collateral”).

B.
Additional Undertakings. Each Intermediate Entity acknowledges that in connection with the Revolving Credit Agreement dated as of April 21, 2025 (as modified, supplemented, amended, restated or amended and restated from time to time, the “Credit Agreement”), by and among TCW STEEL CITY PERPETUAL LEVERED FUND LP, as borrower (the “Borrower”), NATIXIS, NEW

YORK BRANCH, as administrative agent (“Administrative Agent”), and the other agents and lenders from time to time party thereto, the applicable Secured Party has agreed to collaterally pledge and assign to the applicable assignee for further assignment by such secured party, directly or indirectly, to Administrative Agent (or, if no such intermediary assignee exists between such Secured Party and Administrative Agent, directly to Administrative Agent) as security for the repayment of the Obligations under the Credit Agreement: (i) the Intermediate Entity Collateral and (ii) such Secured Party’s rights to initiate Secured Party Capital Calls, such Secured Party’s rights to receive payment of all Intermediate Entity Capital Contributions and, if applicable, such Secured Party’s rights to make requests from Intermediate Entity to advance funds in the form of a loan.

C.
Defined Terms. Capitalized terms used herein that are not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

AGREEMENTS

1.
Certain Agreements and Undertakings by each Intermediate Entity and its General Partner. Each Intermediate Entity has agreed to make Intermediate Entity Capital Contributions to the applicable Secured Party as and when required in accordance with and subject to the terms, provisions and conditions of the applicable Secured Party Subscription Documents, up to a maximum amount of its Intermediate Entity Capital Commitment from time to time; provided, however, that in the event that

(x) the Subscriber Capital Commitments of such Intermediate Entity’s Subscribers into such Intermediate

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Entity are reduced, terminated or forgiven in accordance with the applicable Subscriber Subscription Documents, or (y) any of such Intermediate Entity’s Subscriber defaults in its obligation to make its Subscriber Capital Contribution to such Intermediate Entity and such Subscriber does not cure such default, resulting in a reduction or termination of such Subscriber’s Subscriber Capital Commitment by such Intermediate Entity in exercising its remedies under the applicable Subscriber Subscription Documents, then such Intermediate Entity’s Intermediate Entity Capital Commitment shall be reduced by the amount of any such reduction, termination or forgiveness.

2.
Agreements and Undertakings by each Intermediate Entity. In connection with the execution and delivery of this Acknowledgment, and the consummation of the transactions contemplated hereby and under the Credit Agreement, each Intermediate Entity and its General Partner covenants and agrees as follows:
(a)
Credit Facility. Each Intermediate Entity and its General Partner further acknowledge and agree that: (i) the documents executed and delivered pursuant to or in connection with the Credit Agreement (the “Loan Documents”) (other than this Acknowledgment) may be modified with the consent of the applicable parties thereto without notice to or the consent of such Intermediate Entity,

(ii) this Acknowledgment and the rights of each Secured Party hereunder may be collaterally pledged and assigned by such Secured Party to the applicable assignee for further assignment by such assignee, directly or indirectly, to Administrative Agent (or, if no such Intermediate Entity assignee exists between such Secured Party and Administrative Agent, directly to Administrative Agent), for the benefit of the Lender Secured Parties and their respective successors and assigns, as security for the Obligations under the Credit Agreement, and (iii) the Lender Secured Parties would not enter into the Credit Agreement but for the execution, delivery and performance of this Acknowledgment.

(b)
Consent to Pledge; Agreement to Fund. Each Intermediate Entity and its General

Partner:

(i)
consent to: (x) the collateral pledge and assignment by the applicable Secured Party to the applicable assignee for further assignment by such assignee, directly or indirectly, to Administrative Agent (or, if no such intermediary assignee exists between such Secured Party and Administrative Agent, directly to Administrative Agent), for the benefit of the Lender Secured Parties, of the Intermediate Entity Capital Commitment of such Intermediate Entity, such Secured Party’s right to receive Intermediate Entity Capital Contributions from such Intermediate Entity, such Secured Party’s right to issue Secured Party Capital Calls to such Intermediate Entity and to call and receive all payments of all or any portion of such Intermediate Entity’s Unfunded Commitment in such Secured Party in accordance with the terms of the applicable Secured Party Subscription Documents, and the right to enforce the payment of Secured Party Capital Calls issued to and Intermediate Entity Capital Contributions made by such Intermediate Entity, in order to secure the Obligations under the Credit Agreement; and (y) the collateral assignment by any Secured Party to the applicable assignee for further assignment by such assignee, directly or indirectly, to Administrative Agent (or, if no such intermediary assignee exists between such Secured Party and Administrative Agent, directly to Administrative Agent), for the benefit of the Lender Secured Parties, of the applicable Intermediate Entity Security Documents and such Secured Party’s security interest in the Intermediate Entity Collateral, in order to secure the Obligations under the Credit Agreement; and
(ii)
agrees that if an Event of Default exists and is continuing under the Loan Documents (“Loan Document Default”), and such Intermediate Entity receives a Secured Party Capital Call from Administrative Agent as the ultimate assignee of the rights of the applicable Secured Party calling directly on such Intermediate Entity to make one or more Intermediate Entity Capital

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Contributions to the applicable Secured Party (an “Agent Call”), then such Intermediate Entity will make such Intermediate Entity Capital Contributions to Administrative Agent as the ultimate assignee of the rights of the applicable Secured Party, consistent with its obligation to make Intermediate Entity Capital Contributions under the applicable Secured Party Subscription Documents, and such Intermediate Entity will pay such Intermediate Entity Capital Contributions into the applicable Collateral Account for application to such amounts as may be due and payable under the Credit Agreement. Each Intermediate Entity agrees that, so long as any Obligations are outstanding and the Credit Agreement remains effective, such Intermediate Entity will absolutely and unconditionally fund such Agent Calls to the applicable Collateral Account without defense, counterclaim or offset of any kind, including any defense arising under Section 365(c) of the U.S. Bankruptcy Code, if applicable, provided that such agreement to fund shall not act as a waiver by such Intermediate Entity to assert independently any claim that such Intermediate Entity may have against any Secured Party or any other Loan Party.

(c)
Deposit of Capital Contributions. Each Intermediate Entity agrees that all Intermediate Entity Capital Contributions (whether called by the applicable Secured Party pursuant to the terms and provisions of this Acknowledgment or the Intermediate Entity Security Agreement or by Administrative Agent as the ultimate assignee of the rights of such Secured Party pursuant to the terms of the Loan Documents) will be funded to the applicable Collateral Account unless otherwise directed in writing by Administrative Agent, and any payments made under the applicable Secured Party Subscription Documents will not satisfy such Intermediate Entity’s obligation to fund its Intermediate Entity Capital Commitment unless such Intermediate Entity Capital Contributions are paid into such account or pursuant to such direction. Each Intermediate Entity with Subscribers shall require that all Subscribers wire-transfer to Natixis, New York Branch, for further credit to the applicable Collateral Account of such Intermediate Entity listed on Schedule 1.01A of the Credit Agreement, all monies or sums paid or to be paid by any Subscriber to the capital of such Intermediate Entity as Subscriber Capital Contributions as and when Capital Calls are made. In addition, each Intermediate Entity will, upon receipt, deposit in the Collateral Account described above any payments and monies that it receives directly from its Subscribers as Capital Contributions.
(d)
Capital Calls or Intermediate Entity Loan Requests Upon Subscribers. Upon receipt of a Secured Party Capital Call from the applicable Secured Party, or an Agent Call from the Administrative Agent, each Intermediate Entity or its General Partner will promptly (and in any event no later than the next Business Day following the receipt of any such notice) issue an Intermediate Entity Capital Call to its Subscriber(s) in the same aggregate amount as set forth in such Secured Party Capital Call or Agent Call, as the case may be. In order that Lender Secured Parties may monitor the Collateral and the Capital Commitments, no Intermediate Entity may issue any Capital Call Notice or otherwise request, notify, or demand that any of its Subscribers make any Subscriber Capital Contribution, without delivering to Administrative Agent (which delivery may be electronic, including by providing Administrative Agent with electronic access to any online portal in which Investors receive notification of any Capital Calls) promptly after delivery of such Capital Call Notices to any of its Subscribers, but in any event within 3 Business Days after delivery, copies of such Capital Call Notice for each such Subscriber from whom a Capital Contribution is being sought. The applicable Intermediate Entity will deliver a report of all of its Subscribers failing to fund their Capital Contributions delivered every five Business Days beginning with the fifth (5th) Business Day following the date when such Capital Contributions are initially due pursuant to the related Capital Call therefor and ending once all such Subscribers have funded their Capital Contributions. For the avoidance of doubt, such report will not be required if there are no Subscribers that have failed to fund their Capital Contributions.
(e)
Payment of Costs of Enforcement. Each Intermediate Entity agrees that if such Intermediate Entity should fail to timely honor any Secured Party Capital Call made by the applicable

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Secured Party or Agent Call made by Administrative Agent as the ultimate assignee of the rights of the applicable Secured Party in accordance with the applicable Secured Party Subscription Documents, such Intermediate Entity will, immediately upon demand, pay into the applicable Collateral Account all costs and expenses (including court costs and attorney’s fees) incurred by Administrative Agent or the other Lender Secured Parties, or both, in the enforcement of such Secured Party Capital Call or Agent Call or the preservation of the applicable Secured Party’s rights or Administrative Agent’s rights to exercise such Secured Party’s right to make a Secured Party Capital Call on behalf of such Secured Party for the benefit of the Lender Secured Parties.

(f)
Use of Collateral Account. Each Intermediate Entity may request that Administrative Agent withdraw funds from its Collateral Account at any time or from time to time and disburse such funds as such Intermediate Entity may direct, so long as at the time of such withdrawal or disbursement and after giving effect thereto no Cash Control Event has occurred and is continuing, unless, in the case of a Mandatory Prepayment Event, the applicable Secured Party has directed that such disbursement be paid to Administrative Agent to pay any outstanding mandatory prepayment amount, or otherwise to pay any outstanding Obligations, in which case Administrative Agent may restrict withdrawals to be directed to such purpose. Any request for a withdrawal by an Intermediate Entity from the applicable Collateral Account will be deemed a representation and warranty that no Cash Control Event exists at such time or would result from such withdrawal. Each Intermediate Entity hereby irrevocably authorizes and directs Lenders, acting through Administrative Agent, to charge from time to time the applicable Collateral Account for amounts not paid when due (after the passage of any applicable period) to Lenders or any of them under the Credit Agreement, under any Letter of Credit Application, under any Letter of Credit or under the Notes. Administrative Agent, on behalf of Lenders and Letter of Credit Issuer, is hereby authorized, in the name of Administrative Agent or the name of such Intermediate Entity or the applicable Secured Party, at any time or from time to time upon the occurrence and while an Event of Default exists, to notify any or all parties obligated to such Intermediate Entity with respect to the Capital Commitments owing to such Intermediate Entity to make all payments due or to become due thereon directly to Administrative Agent on behalf of Lender Secured Parties, at a different account number, or to initiate one or more Capital Call Notices in order to pay the Obligations. Regardless of any provision hereof, in the absence of gross negligence or willful misconduct by Administrative Agent or the other Lender Secured Parties, none of Administrative Agent or any other Lender Secured Party will ever be liable for failure to collect or for failure to exercise diligence in the collection, possession, or any transaction concerning, all or part of the applicable Capital Call Notices, Capital Commitments, or Capital Contributions, or sums due or paid thereon. Administrative Agent will give Intermediate Entities prompt notice of any action taken pursuant to this clause (f), but failure to give such notice will not affect the validity of such action or give rise to any defense in favor of any Intermediate Entity with respect to such action.
(g)
Agreement to Deliver Additional Collateral Documents. Each of General Partners and Intermediate Entities shall deliver such security agreements, financing statements, assignments, and other collateral documents, including any register of mortgages and charges which records the particulars of the applicable Secured Parties’ security interests in the Collateral (if applicable), in form and substance reasonably satisfactory to Administrative Agent, as Administrative Agent acting on behalf of Lender Secured Parties may reasonably request from time to time for the purpose of granting to, or maintaining or perfecting, in favor of the applicable Secured Party, first priority security interests in the Collateral, with respect to which such Secured Party will collaterally assign to Administrative Agent, as secured party for the benefit of the Lender Secured Parties, together with other assurances of the enforceability and priority of Lender Secured Parties’ liens and assurances of due recording and documentation of the Collateral Documents or copies thereof, as Administrative Agent may reasonably require to avoid material impairment of the liens and security interests granted or purported to be granted pursuant to the Intermediate Entity Security Agreement.
(h)
Exercise of Remedies. Each of the Intermediate Entities and General Partners acknowledges and agrees that upon the occurrence and during the continuance of any Event of Default under the

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Intermediate Entity Security Agreement or this Acknowledgment, the Administrative Agent shall be entitled to exercise any or all of the remedies available to it as assignee of Secured Parties’ rights thereunder or hereunder. The remedies given to Administrative Agent hereunder are cumulative and in addition to any and all other rights which Administrative Agent may have against any Intermediate Entity or any General Partner or any other Person, at law or in equity, including exoneration and subrogation, or by virtue of any other agreement.
(i)
No Duty. Notwithstanding anything to the contrary herein contained, it is expressly understood and agreed that Administrative Agent shall not undertake any duties, responsibilities, or liabilities with respect to any Capital Calls. It shall not be required to refer to the applicable Secured Party Subscription Documents, or take any other action with respect to any other matter which might arise in connection with such Secured Party Subscription Documents or any Capital Call. Administrative Agent shall not have any duty to determine or inquire into any happening or occurrence or any performance or failure of performance of any Subscriber, any Intermediate Entity or any Secured Party. Administrative Agent does not have any duty to inquire into the use, purpose, or reasons for the making of any Capital Call or with respect to the investment or the use of the proceeds thereof.

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3.
Representations and Warranties. In furtherance of the entering into of this Acknowledgment and in order to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to make the Loans to the Borrower, each Intermediate Entity and its General Partner do hereby confirm each of the representations and warranties made by the Borrower in the Credit Agreement and other Loan Documents with respect to such Intermediate Entity or General Partner, as applicable, to the extent such representations and warranties specifically identify the Intermediate Entities or General Partner, as applicable (including those representations and warranties that specifically identify the “Pledgors” or the “Borrower Parties” or the “General Partners”), and unless prior written notice is provided to the Borrower (who shall promptly provide such notice to the Administrative Agent), each Intermediate Entity and General Partner shall be deemed to have re-made such representations and warranties on each applicable date made by the Borrower after the date hereof.
4.
Covenants Generally. Each Intermediate Entity and its General Partner acknowledge, consent, and confirm that for so long as the Obligations remain unpaid and the Credit Agreement remains effective, each such Intermediate Entity and General Partner shall take all actions or refrain from taking any action, as applicable, which the Borrower have covenanted and agreed to take or not to take, as applicable, under the Credit Agreement with respect to such Intermediate Entity and General Partner, and any breach of such covenants by such Intermediate Entity or General Partner shall be treated as an Event of Default in the same manner and to the same extent as such breach would have been treated with respect to the Borrower under the Credit Agreement.
5.
Consents. Each Intermediate Entity and its General Partner acknowledge, consent and confirm that for so long as the Obligations remain unpaid and the Credit Agreement remains effective, the applicable Secured Party may not give any consent or approval, as specifically enumerated in this Acknowledgment or any Loan Document without obtaining the prior written consent of Administrative Agent (with the approval of such number of Lenders required under the Credit Agreement) to the extent required by the Credit Agreement.
6.
Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be given in accordance with Section 13.07 of the Credit Agreement and at the address set forth in Schedule 13.07 of the Credit Agreement.
7.
Miscellaneous.
(a)
Power of Attorney. In connection with the collateral assignment described herein, Administrative Agent is hereby granted an irrevocable power of attorney, which is coupled with an interest, to execute all checks, drafts, receipts, instruments, instructions or other documents, agreements or items on behalf of any Intermediate Entity or General Partner, or both, upon the occurrence and during the continuation of an Event of Default, as shall be deemed by Administrative Agent to be necessary or advisable, in its sole discretion, reasonably exercised, to preserve the security interests and liens in the Collateral granted or to secure the payment of the Obligations, and Administrative Agent shall not incur any liability in connection with or arising from its exercise of such authority and power except as a result of attorney gross negligence or willful misconduct.
(b)
Subscription Agent. In order to secure further the payment and performance of the Obligations and to effect and facilitate Lender Secured Parties’ right of setoff, each Intermediate Entity and its General Partner hereby irrevocably appoint Administrative Agent as subscription agent and the sole party entitled in the name of the applicable Intermediate Entity and/or General Partner upon the occurrence and during the continuance of an Event of Default, to make any Capital Calls upon such Intermediate Entity’s Subscribers pursuant to the terms of the applicable Subscriber Subscription Documents.
(c)
Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, no Intermediate Entity or General Partner may assert, and each Intermediate Entity and General Partner hereby

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waives, and acknowledges that no other Person will have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Acknowledgment, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee will be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Acknowledgment or the other Loan Documents or the transactions contemplated hereby or thereby.
(d)
GOVERNING LAW. THIS ACKNOWLEDGMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS ACKNOWLEDGMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY ARE GOVERNED BY, AND WILL BE CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(e)
SUBMISSION TO JURISDICTION. EACH INTERMEDIATE ENTITY AND GENERAL PARTNER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH INTERMEDIATE ENTITY AND GENERAL PARTNER AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH LOAN PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING WILL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS

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BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS ACKNOWLEDGMENT OR IN ANY OTHER LOAN DOCUMENT WILL AFFECT ANY RIGHT THAT ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS ACKNOWLEDGMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY INTERMEDIATE ENTITY, GENERAL PARTNER, ANY INVESTOR OR ITS RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(f)
WAIVER OF VENUE. EACH INTERMEDIATE ENTITY AND GENERAL PARTNER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ACKNOWLEDGMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN CLAUSE (e) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(g)
SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 6. NOTHING IN THIS ACKNOWLEDGMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(h)
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS ACKNOWLEDGMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO:

(a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS OF AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(i) Recourse. Notwithstanding anything to the contrary herein, the obligations of each Intermediate Entity and each General Partner hereunder are subject to the recourse and nonrecourse provisions of Section 13.17 of the Credit Agreement.

(j)
Omnibus Agreement Interpretation. Notwithstanding anything to the contrary contained herein, the parties to this Acknowledgment acknowledge and agree, as a material inducement to each other party entering into this Acknowledgment and/or any Joinder Agreement, that as between any Intermediate Entity, such Intermediate Entity’s General Partner and the applicable Secured Party (including for such purpose, any Additional Intermediate Entity, such Additional Intermediate Entity’s General Partner and the applicable Additional Secured Party), and the Administrative Agent, this Acknowledgment shall be interpreted as if such Intermediate Entity, its General Partner and the related Secured Party (i.e., the entity listed as the “Secured Party” on the same line as such Intermediate Entity on Schedule A hereto) are the only parties to this Acknowledgment, and no other Intermediate Entity, General Partner and/or Secured Party shall be entitled to rely upon, or to receive the benefit of, any of the terms of this Acknowledgment, except only as relates to such Intermediate Entity, its General Partner and

9

4932-8980-4591 v.3

Exhibit P – Page

the applicable Secured Party (and their respective successors and permitted assigns), as contemplated in this sentence.

(k)
Binding Effect. This Acknowledgment shall be binding upon and inure to the benefit of and be enforceable by the undersigned and their respective successors and assigns.
(l)
Headings. The headings to the various paragraphs of this Acknowledgment shall have been inserted for convenient reference only and shall not modify, define, limit or expand the expressed provisions of this Acknowledgment. This Acknowledgment may be executed in any number of counterparts, each of which shall be an original, and such counterparts shall together constitute but one and the same instrument.
(m)
No Waiver. No delay or omission in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion.
8.
Additional Parties. Credit Parties may join this Acknowledgment by executing a joinder in substantially the form of Annex A hereto, and by executing such joinder, such Person shall become an “Intermediate Entity” (in such capacity, an “Additional Intermediate Entity” and an “Intermediate Entity”) or a “General Partner” for all purposes of this Acknowledgment, in favor of the Administrative Agent and the “Secured Party” on the same line for such Intermediate Entity and not in favor of any other Person, including without limitation, any other Secured Party set forth on any other line on Schedule A hereto (in such capacity, an “Additional Secured Party” and a “Secured Party”), in each case as set forth in Schedule A (as amended and restated pursuant to such joinder).

Remainder of Page Intentionally Left Blank; Signature Pages Follow.

10

Signature Page to Intermediate Entity Acknowledgment

4932-8980-4591 v.3

Executed as of the date set forth above.

INTERMEDIATE ENTITIES:

[NAME OF ENTITY].

By: Name:

Title:

[NAME OF ENTITY].

By: Name:

Title:

Signature Page to Intermediate Entity Acknowledgment

4932-8980-4591 v.3

GENERAL PARTNERS:

[NAME OF GENERAL PARTNER]

By: Name

Title

[NAME OF GENERAL PARTNER]

By: Name

Title

Signature Page to Intermediate Entity Acknowledgment

4932-8980-4591 v.3

SECURED PARTIES:

[NAME OF ENTITY].

By: Name:

Title:

[NAME OF ENTITY].

By: Name:

Title:

4932-8980-4591 v.3

Schedule A to Intermediate Entity Acknowledgment

Name of	Intermediate Entity	General Partner	Name of	Name of	Secured Party	Intermediate
Intermediate	Governing	(if any)	Subscriber(s)	Secured Party	Governing	Entity
Entity	Agreement				Agreement	Subscription
Agreement/
Intermediate
Entity Loan

4932-8980-4591 v.3

Exhibit P – Annex A

ANNEX A

JOINDER AGREEMENT TO INTERMEDIATE ENTITY ACKNOWLEDGMENT

THIS JOINDER AGREEMENT (this “Joinder Agreement”), dated as of [●], 20 , is entered into by each of the entities executing this Joinder Agreement as an “Intermediate Entity” (each an “Additional Intermediate Entity”), and each Additional Intermediate Entity’s General Partner, if any, listed as a “General Partner” on the same line for such Intermediate Entity on Schedule A hereto (with respect to such Additional Intermediate Entity, the “General Partner”), in favor of the entity listed as the “Secured Party” on the same line for each such Additional Intermediate Entity on Schedule A hereto, and not in favor of any other Person, including without limitation, any other Secured Party set forth on any other line on Schedule A hereto (each an “Additional Secured Party”) and NATIXIS, NEW YORK BRANCH, as Administrative Agent for the benefit of the Lender Secured Parties. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement (as defined in the Acknowledgment referred to below).

A.
Each Additional Intermediate Entity desires to become an “Intermediate Entity” under the Intermediate Entity Acknowledgment, dated as of [●], 202_, executed by, inter alios, [Name of Entity], a [type of entity] (as amended, modified, supplemented or restated from time to time, the “Acknowledgment”).
B.
Accordingly, each Additional Intermediate Entity hereby agrees as follows:
1.
Each Additional Intermediate Entity and its General Partner hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, it will be deemed to be a party to the Acknowledgment and an “Intermediate Entity” and “General Partner” for all purposes of the Acknowledgment, and shall have all of the obligations of an Intermediate Entity or General Partner, as applicable, thereunder as if it had executed the Acknowledgment.
2.
Each Additional Intermediate Entity and its General Partner acknowledges and confirms that it has received a copy of the Acknowledgment, the Credit Agreement and the schedules and exhibits thereto.
3.
This Joinder Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one document.
4.
Schedule A of the Acknowledgment is hereby amended and restated in its entirety as set forth in Schedule A hereto.
5.
THIS JOINDER AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Remainder of Page Intentionally Left Blank; Signature Pages Follow.

4932-8980-4591 v.3

Intermediate Entity Acknowledgment

Executed on the date first above written.

ADDITIONAL INTERMEDIATE ENTITIES: [NAME OF ADDITIONAL INTERMEDIATE

ENTITY]

By: Name:

Title:

[NAME OF ADDITIONAL INTERMEDIATE ENTITY]

By: Name:

Title:

GENERAL PARTNERS:

[NAME OF GENERAL PARTNER]

By: Name:

Title:

[NAME OF GENERAL PARTNER]

By: Name:

Title:

Signature Page to Joinder Agreement to

4932-8980-4591 v.3

Exhibit P – Annex A

Schedule A to Intermediate Entity Acknowledgment

Name of	Intermediate	General	Name of	Name of	Secured	Intermediate
Intermediate	Entity	Partner	Subscriber(s)	Secured	Party	Entity
Entity	Governing	(if any)		Party	Governing	Subscription
	Agreement				Agreement	Agreement/
Intermediate
Entity Loan